UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                         The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

APRIL 30, 2019 SEMI-ANNUAL REPORT Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds. You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Paydenfunds.

Contents

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

102	Statements of Assets & Liabilities

106	Statements of Operations

110	Statements of Changes in Net Assets

116	Notes to Financial Statements

140	Financial Highlights

154	Fund Expenses

156	Trustees & Officers

Semi-Annual Report

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Management Discussion & Analysis

Short Duration Bond Strategies

During the six months ended April 30, 2019, the Federal Reserve Board raised the Federal Funds Rate once, from 2.25% to 2.50%, and indicated that it was unlikely to change its policy stance in the near term. The US economic growth figures surprised to the upside in Q1 2019. However, inflation continues to undershoot the Federal Reserve Board’s 2% target.

Yields fell at the short end of the US Treasury yield curve, for maturities equal to or less than five years, and the curve flattened over the six-month period. During that period, the two-year US Treasury yield decreased from 2.87% to 2.27%, while the five-year US Treasury yield decreased from 2.98% to 2.28%. Three-month LIBOR remained relatively flat over the six-month period, increasing from 2.56% to 2.58%. As an asset class, Short Duration continues to provide attractive all-in yields, low volatility and returns that have not been seen for over a decade.

Corporate bond spreads experienced significant volatility over the six months ended April 30, 2019. Short end spreads increased by a total of 0.32% in November and December, although this move was later reversed by the 0.40% decrease in yields experienced over the following four months. On average, investment-grade corporate spreads were tighter over the period and outperformed US Treasury securities. Within the investment grade corporate universe, financial and industrial sector securities performed similarly, and lower quality securities outperformed higher quality securities. Investors remained optimistic about corporate earnings and global growth, and have been drawn to the sector, given its attractive yields and low volatility profile.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the six months ended April 30, 2019, the Fund returned 1.07%, compared to a return of 0.87% for the Lipper Government Money Market Average, the Fund’s benchmark. Money market yields ended the six-month period at a level similar to the level at the beginning of the period.

The Payden Limited Maturity Fund (PYLMX) returned 1.46% for the six months ended April 30, 2019, compared to a return of 1.18% for its benchmark, the ICE BofAML US 3-Month Treasury Bill Index. Corporate securities, securitized products, and duration positioning were the largest contributors to outperformance. The Fund invests in forward currency contracts for risk hedging purposes.

The Payden Low Duration Fund (PYSBX) returned 2.29% for the six months ended April 30, 2019, compared to a return of 2.34% for its benchmark, the ICE BofAML 1-3 Year US Treasury Index. Corporate securities and securitized products were the largest contributors to relative performance, while underweight positions in US and European duration were the main detractors. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.07%.

The Payden Global Low Duration Fund (PYGSX) returned 2.47% for the six months ended April 30, 2019, compared to a return of 2.52% for its benchmark, the ICE BofAML 1-3 Year US Corporate & Government Index. Corporate securities and securitized products were the largest contributors to relative performance, while an underweight to European duration was the main detractor. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.04%.

The Payden U.S. Government Fund (PYUSX) returned 2.64% for the six months ended April 30, 2019, compared to its benchmark, the ICE BofAML 1-5 Year US Treasury Index, which returned 2.99%. The Fund slightly underperformed its benchmark due to an overweight to Agency mortgage-backed securities and due to a conservative portfolio structure, that did not anticipate the sharp drop in U.S. rates that occurred in Q4 2018. As the calendar turned to 2019, the marketplace is faced with a strong domestic economy, but with inflation prospects that have still not met the Federal Reserve Board’s expectations. The Adviser’s outlook is to take the Federal Reserve Board at its word, as the Board has stated its intention to leave rates where they are for the foreseeable future. With a neutral rate outlook, the Adviser has scaled into higher coupon mortgage securities that should offer higher returns, assuming the Board maintains its neutral policy. The Fund made limited use of interest rate derivatives over the period. Typically, the Fund will use US Treasury futures to manage duration as the Fund’s mortgage-backed securities risk profile changes with interest rates. The market impact of derivatives was negligible over the period.

Intermediate Duration Bond Strategies

The Payden GNMA Fund (PYGNX) returned 4.59%, for the six months ended April 30, 2019, compared to its benchmark, the ICE BofAML US GNMA Mortgage Backed Securities Index, which returned 4.72%. Over the last six months, rates dropped 0.70

Semi-Annual Report    1

Management Discussion & Analysis continued

basis points with most of the move occurring in Q4 2018 when the Federal Reserve Board shifted its stance from a tightening bias to a neutral stance. The Fund slightly underperformed its index due to an underweight in lower coupon GNMA pools that had higher returns over the period. Lower coupon mortgage pools will typically outperform in periods when interest rates drop sharply because of the decreased prepayment risk. Looking forward, the domestic economy remains strong, albeit with inflation still not reaching the targeted objective of 2%. The Adviser expects the Federal Reserve Board to maintain its neutral stance over the course of the calendar year. The Fund is currently structured to maximize coupon income with minimal structural bias to lower or higher rates. The Fund’s strategy is to maximize income overweight’s current coupon mortgage pools with various characteristics that reduce the likelihood of borrower prepayments. The Fund made no use of interest rate derivatives over the last six months which is a bit of a departure from past strategy. The Fund has typically used US Treasury futures to reduce interest rate risk and manage the risk profile of changing mortgage durations. The market impact of derivatives was negligible over the past six months.

The Payden Core Bond Fund Investor Class (PYCBX) returned 4.81% for the six-month period ended April 30, 2019, compared to a return of 5.49% for its benchmark, the Bloomberg Barclays U.S. Aggregate Index. For the same period, the Fund’s Adviser Class (PYCWX) returned 4.70% and the SI Class (PYCSX) returned 4.87%. Total returns across fixed income were positive due to materially lower bond yields and compressed yield spread premium across non-U.S. Treasury sectors. However, relative to its benchmark, the Fund underperformed due to meaningful allocations to investment grade and sub-investment grade corporates, emerging market debt and securitized bonds. In addition, the Fund’s underweight to duration detracted from relative performance. Going forward, the Fund remains meaningfully underweight duration, overweight a diversified mix of credit sectors with distinct sector biases and has lower beta tilts within high yield and emerging market debt. The Fund invests in futures, swaps and forward currency contracts for hedging and investment purposes. The overall use of these derivatives had little impact on performance during the six-month period.

The Payden Corporate Bond Fund (PYACX) generated a net return of 6.59% for the six months ended April 30, 2019, compared to a return of 7.09% for its benchmark, the Bloomberg Barclays US Corporate Bond Index. The Fund’s biggest detractor from performance was its overweight to the Energy sector, particularly in higher beta and longer duration issues, as oil dramatically sold off in Q4 2018. The Fund did manage to recoup some of these losses in early 2019 and used this as an opportunity to reduce its Energy holdings. The Fund’s exposure to the Banking and Insurance sectors also detracted from performance. However, security selection within the Communications sector contributed positive alpha, particularly its holdings of AT&T and Fox Corp. The Fund used US Treasury futures as a means of hedging and active duration management, which contributed 0.11% to performance during the six-month period. The Fund also used credit derivatives, specifically IG CDX, as a way to add credit exposure, while maintaining cash balances for liquidity, and this contributed 0.05% to performance.

The Payden Strategic Income Fund Investor Class (PYSGX) returned 4.26% for the six-month period ended April 30, 2019, while its benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 5.49%. The Fund’s SI Class (PYSIX) returned 4.34% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. Total returns across the fixed income market were quite strong over the six months ended April 30, 2019. The Fund underperformed it benchmark due to a meaningful duration underweight, as well as to overweight allocations to investment grade corporates, emerging market debt and securitized bonds. Going forward, the Fund remains meaningfully underweight duration, overweight a diversified mix of credit sectors with distinct sector biases and has lower beta tilts within high yield and emerging market debt. The Fund invests in futures, credit default swaps and forward currency contracts, for interest rate and credit hedging and investment purposes. Total currency management detracted -0.03%, of which -0.01% was from unhedged positions. Interest rate futures added 0.19% to performance and the short-term active use of credit default swaps added 0.05%.

For the six-month period ended April 30, 2019, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 2.54%, compared to a return of 1.23% for its benchmark, the 1-month LIBOR. The Fund’s SI Class (PYAIX) returned 2.77%. The end of 2018 saw an increase in market volatility as investors reduced risk and looked to safe-haven assets. Uncertainty over the U.S. -China relationship, as well as concerns surrounding emerging markets, populism in Europe and Brexit all drove a negative tone across broad risk assets. However, the first four months of 2019 can be characterized as a resilient recovery across financial markets. Investors saw largely positive returns, causing sentiment to temporarily boost. The Fund outpaced the 1-month LIBOR return target for the period, due in large part to the increase to corporate credit exposure in late-2018, which proved beneficial as high yield bond prices, represented by the Bloomberg Barclays US Corporate High Yield Index, rose 9% in 2019. The Fund invests in futures, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes. The use of derivatives added 0.02% to fund performance over the period.

2   Payden Mutual Funds

Loan Strategy

The leveraged loan market experienced a bout of volatility during the six months ended April 30, 2019. However, it ended the period with a positive total return of 2.30% as measured by the Credit Suisse BB Loan Index. During the first part of the period, concerns about global growth deceleration coupled with poor year-end trading liquidity drove negative sentiment in loans. In the new year, loan mutual fund and ETF outflows have been a modest headwind, but carry and price appreciation, driven by better-than-expected economic growth, helped loans make up for negative performance earlier in the period.

For the six months ended April 30, 2019 the Payden Floating Rate Fund, Investor Class (PYFRX) returned 2.63% and the SI Class (PYFIX) returned 2.73%. The Fund’s benchmark, the Credit Suisse BB Loan Index, returned 2.30% for the same period. Short duration high yield corporate bonds benefitted portfolio performance during this period. For example, a Tenet Healthcare Corporation bond returned 6.3%. A position in the first lien term loan of GOBP Holdings Inc also performed well, returning 3.5%, as profitability and comparable store sales continue to grow. A position in the term loan of Ineos US Finance returned -1.6% during the period after the issuer engaged in a series of acquisitions and operating results disappointed as market conditions for commodity chemicals manufacturers deteriorated. The Fund has since exited this position. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market.

High Yield Bond Strategy

High-yield bonds returned 6.07% during the six months ended April 30, 2019 as measured by the ICE BofA ML BB/B US Cash Pay High Yield Constrained Index. Returns for the asset class were negative during the last two months of 2018 as global growth concerns came to the forefront. However, the market rallied for the first four months of 2019. In fact, it was the best start to the year in the history of the asset class. Sector performance ranged from 2.6% for transportation to 7.7% for utilities sectors. BB-rated bonds returned 6.70%, B-rated bonds returned 5.34%, and CCC-rated bonds returned 1.54%.

The Payden High Income Fund (PYHRX) returned 6.45% for the six months ended April 30, 2019. The Fund’s benchmark, the ICE BofA ML BB/B US Cash Pay High Yield Constrained Index, returned 6.07% for the same period. One of the top performers for the period was homebuilder Meritage Homes which returned 15.4%, rallying on the back of decreased mortgage rates. A position in Bausch Health Companies also generated solid performance, returning 10.2% as the company continues its trend of generating free cash flow and using it to de-lever. Nabors Industries, an oil driller, was the largest detractor as its highly levered balance sheet proved to be susceptible to oil price volatility in late 2018. The bonds returned -8.6% during the period. The Fund has since exited this position. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange.

Tax Exempt Bond Strategy

For the six months ended April 30, 2018, the Payden California Municipal Income Fund (PYCRX) returned 4.89%, while the Fund’s benchmarks, the Bloomberg Barclays Capital California Intermediate Index and the Bloomberg Barclays 7-Year Municipal Index, returned 4.97% and 5.21%, respectively. The Fund’s slight underperformance relative to its benchmarks was due to its marginally defensive interest rate positioning at some points during the period, as interest rates fell almost continuously. While municipal mutual funds witnessed cash outflows towards the end of 2018, this trend abruptly reversed in the new year, and mutual funds have since seen almost $30 billion in cash inflows year to date, according to Lipper. This is the highest level of inflows in the first four months of a year since records began in 1992. This heavy demand, which we see no signs of abating, has translated into strong performance for municipals While we see many of the same positive trends continuing into year-end, given that municipal to US Treasury yield ratios — a harbinger of relative value — are close to historical lows, we are selectively adding a small allocation to US Treasuries and California taxable municipals as a temporary defensive measure. The Fund also continues to favour higher quality, revenue secured sectors over general obligation debt. The Fund invests in futures contracts for hedging and investment purposes. The use of interest rate futures impacted performance by -0.09%.

Semi-Annual Report    3

Management Discussion & Analysis continued

Global Bond Strategy

The Payden Global Fixed Income Fund (PYGFX) posted a return of 4.94% for the six months ended April 30, 2019 compared to a return of 5.05% for its benchmark, the Bloomberg Barclays Global Aggregate Index (US Dollar hedged). The Fund benefited from overweight allocations to spread products. The Fund held overweight exposures to investment grade corporate bonds and securitized instruments, as well as modest exposures to out-of-index high yield sectors and hard currency emerging market debt, all of which contributed positively to relative returns. These positive contributions were offset by negative contributions coming from the active management of currency and duration. The Fund held modest underweight duration positions during the last two months of 2018 which contributed negatively to performance, while in the currency space, small long exposures to the Norwegian Krone and the Euro (versus the US Dollar) also detracted from relative returns. The Fund used currency forwards for hedging and active investment purposes throughout the period. The Fund also utilized government bond and short interest rate future contracts for duration hedging and active duration positioning.

Emerging Market Bond Strategies

For the six months ended April 30, 2019, emerging markets fixed income securities saw yields decline, delivering positive returns across hard currency and local currency bonds. Strong returns to start 2019 marked a distinct recovery from the challenging market environment that prevailed for the majority of 2018. The rebound in emerging markets was helped by the alleviation of several risk factors. The Federal Reserve Board pivoted toward a neutral stance after a series of interest rate hikes, while prospects for a trade deal between the US and China improved. Previously weakening global economic data in key markets like China and the Eurozone also showed signs of stabilization. US Treasury bond yields declined meaningfully during the period, further supporting returns.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 7.62%, the Fund’s Adviser Class (PYEWX) returned 7.48%, and the Fund’s SI Class (PYEIX) returned 7.57% for the six months ended April 30, 2019. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified, returned 8.20% for the period. Overweight positions in Ecuador, Sri Lanka, and Kenya added to returns, as did security selection in Egypt and the Dominican Republic. Overweight exposure in Argentina and underweight allocations to Peru, Panama, Mexico, and the Philippines underperformed. Quasi-sovereign selection was positive, led by a preference for long-end bonds in Indonesia and an underweight to Chinese entities; security selection in Malaysian quasi-sovereigns and off-index exposure to provincial Argentine debt detracted. An off-benchmark allocation to corporates modestly detracted, while local currency denominated debt added to relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed -0.07% to the Fund’s total return.

The Payden Emerging Markets Local Bond Fund (PYELX) returned 7.35% for the six months ended April 30, 2019. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified returned 7.00% for the period. Relative to the benchmark, the Fund benefited from overweight rates positioning in Indonesia and Peru, as well as underweight rates exposure in Turkey, Romania, and Argentina. An overweight rates stance in Poland and security selection in Colombia modestly detracted. Overall, local currency positioning was a positive contributor. Overweight exposures in the Indonesian rupiah, Russian ruble, Indian rupee, Ukrainian hryvnia, and Sri Lankan rupee added to returns. An overweight stance in the Brazilian real and a net short position in the Malaysian ringgit underperformed to offset a portion of currency gains. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed 0.10% to the Fund’s total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 4.89%, and the Fund’s SI Class (PYCIX) returned 5.04% for the six months ended April 30, 2019. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified, returned 6.56% for the period. The Fund’s selection among corporates was the primary detractor during the period. Off-index allocations to sovereign, quasi-sovereign, and local currency bonds outperformed the benchmark, adding to returns. Within emerging market corporates, an overweight to oil and gas credits in the United Arab Emirates and Colombia added, as did an underweight allocation to issuers in South Korea and Singapore. The selection of consumer goods credits in Brazil and Israel, transports in Chile, metals and mining in Mexico, and financials in Turkey detracted. Additionally, underweight exposure to real estate in China and oil and gas in Russia negatively impacted performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed -0.07% to the Fund’s total return.

4   Payden Mutual Funds

U.S. Equity Strategy

The US equity markets posted strong positive returns for the six month period ended April 30, 2019 on upbeat corporate earnings, optimism surrounding a potential US-China trade deal, and a dovish Federal Reserve Board. In November 2018, equities initially moved higher before resuming the selloff seen in October as fears of a recession, trade tensions with China, and the fourth interest rate hike by the Federal Reserve Board in 2018 led to a sharp decline in December. However, the new year brought a reversal in market sentiment as better than expected earnings and dovish comments from Federal Reserve Board Chairman Powell led to the best January performance for the S&P 500 in over 30 years. The stock market continued to rally for the remainder of the period as strong economic data and healthy corporate fundamentals supported higher prices.

The Payden Equity Income Fund, Investor Class (PYVAX), which is comprised of large-cap value stocks, returned 10.37% for the six months ended April 30, 2019, while the Fund’s Adviser Class (PYVAX) returned 10.25% and SI Class (PYVSX) returned 10.40%. The Fund’s benchmark, the Russell 1000 Value Index, returned 7.89% for the same period. Strong individual stock selection drove the relative outperformance, while security type/sector allocation detracted from relative performance. In regard to security type allocations, master limited partnerships and preferred stocks were the largest detractors of relative performance. Within common stock sectors, the overweight to information technology was the largest positive contributor of relative performance, while the underweight to materials was the largest negative contributor of relative performance. Individual stock selection was the strongest in the information technology and consumer discretionary sectors, but weakest in the communications sector. The largest positive contributors in the Fund were chip company QUALCOMM and software giant Microsoft. In addition, the Fund used derivatives in the form of currency forwards for hedging foreign currency exposure on international stock investments. These currency forwards contributed 0.13% to performance.

Semi-Annual Report    5

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CZK - Czech Koruna

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

IDR - Indonesian Rupiah

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NCUA - National Credit Union Administration

NOK - Norwegian Krone

PEN - Peruvian Sol

PLN - Polish Zloty

RUB - Russian Ruble

TRY - Turkish Lira

USD - US Dollar

ZAR - South African Rand

6   Payden Mutual Funds

            Payden Cash Reserves Money  Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.	Portfolio Composition - percent of investments

	U.S. Treasury	44%
	Repurchase Agreement	43%
	U.S. Government Agency	2%
	U.S. Government Guaranteed	2%
	Mortgage Backed	2%
	Other	7%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (2%)
3,000,000	FNMA, (SOFR + 0.075%), 2.56%, 10/30/20 (a)	$3,000
3,090,000	FNMA, (SOFR + 0.120%), 2.60%, 7/30/19 (a)	3,090
650,000	U.S. Department Of Housing And Urban Development, 2.54%, 8/01/19	650
Total U.S. Government Agency (Cost - $6,740)		6,740

Mortgage Backed (2%)
731,800	Freddie Mac Multifamily Structured Pass Through Certificates, 1.73%, 7/25/19	731
4,420,000	Freddie Mac Multifamily Structured Pass-Through Certificates, (1 mo. LIBOR USD + 0.220%), 2.71%, 7/25/20 (a)	4,421
Total Mortgage Backed (Cost - $5,151)		5,152

NCUA Guaranteed (2%)
3,739,462	NCUA Guaranteed Notes Trust 2011-R1, (1 mo. LIBOR USD + 0.450%), 2.93%, 1/08/20 (a)	3,742
2,014,139	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR USD + 0.400%), 2.88%, 2/06/20 (a)	2,015
614,570	NCUA Guaranteed Notes Trust 2011-R3, (1 mo. LIBOR USD + 0.400%), 2.87%, 3/11/20 (a)	615
Total NCUA Guaranteed (Cost - $6,372)		6,372

U.S. Treasury (44%)
10,000,000	U.S. Treasury Bill, 2.31%, 6/20/19 (b)	9,969
10,000,000	U.S. Treasury Bill, 2.39%, 5/02/19 (b)	9,999
10,000,000	U.S. Treasury Bill, 2.40%, 5/07/19 (b)	9,996
10,000,000	U.S. Treasury Bill, 2.41%, 7/18/19 (b)	9,948
10,000,000	U.S. Treasury Bill, 2.42%, 10/03/19 (b)	9,897
5,000,000	U.S. Treasury Bill, 2.46%, 9/12/19 (b)	4,955
5,000,000	U.S. Treasury Bill, 2.47%, 1/02/20 (b)	4,917
10,000,000	U.S. Treasury Bill, 2.48%, 9/05/19 (b)	9,914
10,000,000	U.S. Treasury Bill, 2.49%, 8/15/19 (b)	9,928
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.000%), 2.40%, 1/31/20 (a)	9,998
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.033%), 2.43%, 4/30/20 (a)	9,996
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.048%), 2.45%, 10/31/19 (a)	10,001
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.060%), 2.46%, 7/31/19 (a)	10,003
Total U.S. Treasury (Cost - $119,522)		119,521

Investment Company (7%)
19,093,343	Dreyfus Treasury Cash Management (Cost - $19,093)	19,093

Repurchase Agreement (43%)
42,000,000	Bank of Montreal Tri Party, 2.70% 5/01/19 (c)	42,000

Principal or Shares	Security Description	Value (000)

25,000,000	CIBC World Markets Tri Party, 2.40% 5/01/19 (d)	$25,000
25,000,000	Citigroup Tri Party, 2.41% 5/02/19 (e)	25,000
25,000,000	Goldman Sachs Tri Party, 2.47% 5/07/19 (f)	25,000
Total Repurchase Agreement (Cost - $117,000)		117,000

Total Investments (Cost - $273,878) (100%)		273,878
Assets in excess of Other Liabilities (0%)		(271)
Net Assets (100%)		$273,607

(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 04/30/2019 is collateralized by the following securities:

Bank of Montreal Tri Party
25,052,116	FNMA, maturity from Feb 27-Apr 49, yielding from 3.00%-5.00%	$25,761
16,414,001	FMAC, maturity from Mar 43-May 49, yielding from 3.00%-4.50%	14,126
2,758,357	GNMA, maturity dated March 69, yielding from 3.37%-5.27%	2,953

		$42,840

(d)	The repurchase agreement dated 04/24/2019 is collateralized by the following securities:

CIBC World Markets Tri Party
24,883,500	U.S. Treasury Note, maturity from Jan 22-Nov 48, yielding from 0.75%-3.38%	$25,500

(e)	The repurchase agreement dated 04/25/2019 is collateralized by the following securities:

Citigroup Tri Party
25,508,800	U.S. Treasury Securities, maturity from May 19-Oct 19, yielding 0.00%	$25,500

(f)	The repurchase agreement dated 04/30/2019 is collateralized by the following securities:

Goldman Sachs Tri Party
13,039,319	FMAC, maturity from Feb 26-May 42, yielding from 3.00%-4.00%	$6,119
22,146,409	FNMA, maturity from May 32-Aug 35, yielding from 3.50%-6.50%	19,381

		$25,500

Semi-Annual Report    7

        Payden Cash Reserves Money Market Fund continued

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreement	Value (000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$117,000
Non-cash Collateral	(67,000)

Net Amount	$50,000

See notes to financial statements.

8   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two
years.

Portfolio Composition - percent of investments

Corporate	42%
Asset Backed	18%
U.S. Treasury	18%
Mortgage Backed	10%
Other	12%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (18%)
3,900,000	Ally Auto Receivables Trust 2019-1, 2.85%, 3/15/22	$3,907
4,546,057	AmeriCredit Automobile Receivables Trust 2016-2, 2.21%, 5/10/21	4,542
3,060,000	Ascentium Equipment Receivables 2019-1 144A, 2.84%, 6/10/22 (a)	3,062
6,150,000	Barings BDC Static CLO Ltd. 2019-1 144A, (3 mo. LIBOR USD + 1.020%), 0.00%, 4/15/27 (a)(b)	6,150
3,300,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 3.39%, 1/20/28 (a)(b)	3,281
3,760,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 9/15/35 (a)(b)	3,766
361,414	CarMax Auto Owner Trust 2016-1, 1.61%, 11/16/20	361
711,269	CNH Equipment Trust 2017-A, 2.07%, 5/16/22	708
1,640,000	CNH Equipment Trust 2018-B, 2.93%, 12/15/21	1,642
3,820,000	CNH Equipment Trust 2019-A, 2.96%, 5/16/22	3,831
2,220,361	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 12/17/33 (a)(b)	2,222
1,365,285	Commonbond Student Loan Trust 2017-A-GS 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 5/25/41 (a)(b)	1,371
513,127	Dell Equipment Finance Trust 2017-2 144A, 1.97%, 2/24/20 (a)	513
1,800,000	Drive Auto Receivables Trust, 3.04%, 11/15/21	1,801
1,655,000	Drive Auto Receivables Trust 2019-2, 2.93%, 3/15/22	1,656
3,877,775	Enterprise Fleet Financing LLC 144A, 1.97%, 1/20/23 (a)	3,864
3,318,493	First Investors Auto Owner Trust 2016-2 144A, 1.87%, 11/15/21 (a)	3,309
1,485,014	First Investors Auto Owner Trust 2017-1 144A, 2.20%, 3/15/22 (a)	1,481
1,891,578	First Investors Auto Owner Trust 2018-1 144A, 2.84%, 5/16/22 (a)	1,892
4,000,000	Ford Auto Securitization Trust 144A, 2.20%, 3/15/21 CAD (a)(c)	2,986
4,000,000	Ford Credit Auto Owner Trust 2019-A, 2.78%, 2/15/22	4,008
4,029,052	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR USD + 0.790%), 3.47%, 11/15/26 (a)(b)	4,018
3,110,000	GM Financial Automobile Leasing Trust 2018-3, 3.18%, 6/21/21	3,131

Principal or Shares	Security Description	Value (000)

2,592,046	GM Financial Automobile Leasing Trust 2019-1, 2.70%, 2/20/20	$2,592
3,570,000	Great American Auto Leasing Inc. 2019-1 144A, 2.97%, 6/15/21 (a)	3,579
3,410,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(b)	3,423
3,575,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 3.63%, 10/20/27 (a)(b)	3,574
1,740,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 3.54%, 4/19/30 (a)(b)	1,731
424,805	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.000%), 3.58%, 7/25/26 (a)(b)	425
6,800,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 3.40%, 1/15/28 (a)(b)	6,712
4,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.62%, 6/15/28 (a)(b)	4,001
7,960,000	Mercedes-Benz Auto Lease Trust 2019-A, 3.01%, 2/16/21	7,977
3,590,000	MMAF Equipment Finance LLC 2019-A 144A, 2.84%, 1/10/22 (a)	3,599
1,203,970	Nissan Auto Lease Trust 2017-B, 1.83%, 12/16/19	1,203
2,720,000	Nissan Auto Receivables 2019-A Owner Trust, 2.82%, 1/18/22	2,725
4,000,000	Nissan Master Owner Trust Receivables, 1.54%, 6/15/21	3,994
815,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 3.45%, 7/15/27 (a)(b)	813
392,078	OSCAR U.S. Funding Trust VII LLC 144A, 2.13%, 11/10/20 (a)	391
2,600,000	Penarth Master Issuer PLC 144A, (1 mo. LIBOR USD + 0.380%), 2.86%, 3/18/22 (a)(b)	2,600
1,326,213	Santander Drive Auto Receivables Trust 2017-1, 2.10%, 6/15/21	1,325
4,390,000	Santander Drive Auto Receivables Trust 2019-1, 2.91%, 1/18/22	4,395
38,950	Securitized Term Auto Receivables Trust 2016-1 144A, 1.52%, 3/25/20 (a)	39
1,861,263	Silver Arrow Canada LP 144A, 2.28%, 2/15/20 CAD (a)(c)	1,389
778,859	Sofi Consumer Loan Program 2017-5 LLC 144A, 2.14%, 9/25/26 (a)	778
278,418	Sofi Consumer Loan Program 2017-6 LLC 144A, 2.20%, 11/25/26 (a)	278

Semi-Annual Report    9

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

2,143,289	Sofi Consumer Loan Program 2018-1 Trust 144A, 2.55%, 2/25/27 (a)	$2,140
197,917	SoFi Professional Loan Program 2017-D LLC 144A, 1.72%, 9/25/40 (a)	197
1,956,052	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%), 3.08%, 2/25/57 (a)(b)	1,948
340,017	Toyota Auto Receivables 2016-B Owner Trust, 1.30%, 4/15/20	340
3,330,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 3.49%, 4/15/29 (a)(b)	3,314
1,471,928	Verizon Owner Trust 2016-1 144A, 1.42%, 1/20/21 (a)	1,470
3,637,713	Volkswagen Auto Loan Enhanced Trust 2018-1, 2.81%, 7/20/21	3,642
23,373	Volvo Financial Equipment LLC Series 2016-1 144A, 1.67%, 2/18/20 (a)	23
3,870,000	Volvo Financial Equipment LLC Series 2019-1 144A, 2.90%, 11/15/21 (a)	3,879
6,360,000	Westlake Automobile Receivables Trust 2019-1 144A, 3.06%, 5/16/22 (a)	6,375
2,060,000	World Omni Auto Receivables Trust 2019-A, 3.02%, 4/15/22	2,068
3,100,542	World Omni Automobile Lease Securitization Trust 2018-B, 2.96%, 6/15/21	3,106
Total Asset Backed (Cost - $149,560)		149,547

Bank Loans(d) (0%)
490,000	Zayo Group LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 1/19/21	491
Total Bank Loans (Cost - $489)		491

Commercial Paper (9%)
8,420,000	American Electric Power Co. Inc., 2.69%, 5/20/19 (e)	8,407
8,000,000	Keurig Dr Pepper Inc., 2.71%, 6/12/19 (e)	7,974
4,300,000	Nissan Motor Acceptance Corp., 3.10%, 9/06/19 (e)	4,259
8,500,000	Bayerische Landesbank Girozentrale., 2.60%, 7/15/19 (e)	8,454
8,700,000	CenterPoint Energy Inc., 2.73%, 5/01/19 (e)	8,699
8,000,000	DowDuPont Inc., 2.73%, 6/10/19 (e)	7,976
550,000	Enbridge Inc., 2.79%, 5/13/19 (e)	550
2,250,000	EssilorLuxottica SA, 2.70%, 11/29/19 (e)	2,216
7,500,000	Marriott International Inc., 2.71%, 5/03/19 (e)	7,498
8,500,000	Virginia Electric and Power Co., 2.63%, 5/02/19 (e)	8,499
7,665,000	WEC Energy Group Inc., 2.76%, 5/01/19 (e)	7,664
Total Commercial Paper (Cost - $72,194)		72,196

Corporate Bond (42%)
Financial (22%)
3,580,000	ABN AMRO Bank NV 144A, (3 mo. LIBOR USD + 0.410%), 3.00%, 1/19/21 (a)(b)	3,587
1,500,000	African Export-Import Bank, 4.75%, 7/29/19 (f)	1,507
3,500,000	American Express Co., (3 mo. LIBOR USD + 0.525%), 3.21%, 5/17/21 (b)(g)	3,516

Principal or Shares	Security Description	Value (000)

2,030,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 3.86%, 3/26/21 (b)	$2,030
3,330,000	Australia & New Zealand Banking Group Ltd. 144A, (3 mo. LIBOR USD + 0.320%), 3.02%, 11/09/20 (a)(b)	3,335
2,930,000	AvalonBay Communities Inc., (3 mo. LIBOR USD + 0.430%), 3.03%, 1/15/21 (b)	2,923
290,000	Banco de Credito del Peru 144A, 2.25%, 10/25/19 (a)(g)	289
1,665,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (a)	1,651
3,048,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%), 3.25%, 7/21/21 (b)	3,061
3,785,000	Bank of America Corp., (3 mo. LIBOR USD + 0.650%), 3.25%, 6/25/22 (b)	3,795
1,530,000	Bank of Montreal, (3 mo. LIBOR USD + 0.790%), 3.43%, 8/27/21 (b)	1,546
3,970,000	Bank of Nova Scotia, (3 mo. LIBOR USD + 0.440%), 3.03%, 4/20/21 (b)	3,987
1,925,000	Banque Federative du Credit Mutuel SA 144A, (3 mo. LIBOR USD + 0.490%), 3.08%, 7/20/20 (a)(b)	1,931
3,565,000	Barclays Bank PLC, (3 mo. LIBOR USD + 0.460%), 3.04%, 1/11/21 (b)	3,552
5,000,000	Capital One Bank USA NA, 2.30%, 6/05/19	5,000
2,065,000	Capital One Financial Corp., (3 mo. LIBOR USD + 0.950%), 3.55%, 3/09/22 (b)	2,083
4,185,000	Citibank NA, (U.S Secured Overnight Financing Rate + 0.600%), 3.03%, 3/13/21 (b)	4,197
1,630,000	Citibank NA, (3 mo. LIBOR USD + 0.570%), 3.16%, 7/23/21 (b)	1,638
860,000	Citigroup Inc., (3 mo. LIBOR USD + 0.790%), 3.37%, 1/10/20 (b)	864
1,345,000	Citizens Bank NA, (3 mo. LIBOR USD + 0.540%), 3.16%, 3/02/20 (b)	1,348
4,635,000	Citizens Bank NA, (3 mo. LIBOR USD + 0.570%), 3.22%, 5/26/20 (b)	4,644
2,822,000	Compass Bank, 2.75%, 9/29/19	2,821
3,760,000	Credit Agricole Corporate & Investment Bank SA, (3 mo. LIBOR USD + 0.625%), 3.22%, 10/03/21 (b)	3,773
800,000	Credit Agricole SA 144A, (3 mo. LIBOR USD + 0.970%), 3.57%, 6/10/20 (a)(b)	807
1,965,000	Danske Bank A/S 144A, (3 mo. LIBOR USD + 0.510%), 3.13%, 3/02/20 (a)(b)	1,958
1,900,000	DBS Group Holdings Ltd. 144A, (3 mo. LIBOR USD + 0.490%), 3.08%, 6/08/20 (a)(b)	1,903
3,080,000	Deutsche Bank AG, (3 mo. LIBOR USD + 0.815%), 3.41%, 1/22/21 (b)	3,043
8,000,000	Dexia Credit Local SA 144A, (3 mo. LIBOR USD + 0.320%), 2.94%, 9/04/20 (a)(b)	8,024
2,585,000	DNB Bank ASA 144A, (3 mo. LIBOR USD + 0.370%), 2.97%, 10/02/20 (a)(b)	2,591

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,800,000	Federation des Caisses Desjardins du Quebec 144A, (3 mo. LIBOR USD + 0.330%), 2.91%, 10/30/20 (a)(b)	$3,804
2,665,000	Fifth Third Bank, (3 mo. LIBOR USD + 0.250%), 2.83%, 10/30/20 (b)	2,666
980,000	FS KKR Capital Corp., 4.25%, 1/15/20	982
2,155,000	GLP Capital LP/GLP Financing II Inc., 4.88%, 11/01/20	2,201
2,035,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.730%), 3.34%, 12/27/20 (b)	2,040
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.170%), 3.85%, 11/15/21 (b)	1,337
400,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.600%), 3.28%, 5/18/21 (b)	401
1,315,000	Huntington National Bank, (3 mo. LIBOR USD + 0.510%), 3.11%, 3/10/20 (b)	1,319
770,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	795
1,895,000	Industrial & Commercial Bank of China Ltd., (3 mo. LIBOR USD + 0.750%), 3.49%, 11/08/20 (b)	1,899
3,185,000	International Lease Finance Corp., 6.25%, 5/15/19	3,189
440,000	iStar Inc., 4.63%, 9/15/20	445
3,310,000	Jackson National Life Global Funding 144A, (3 mo. LIBOR USD + 0.480%), 3.08%, 6/11/21 (a)(b)	3,323
2,100,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.550%), 3.15%, 3/09/21 (b)	2,105
4,485,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%), 3.22%, 6/18/22 (b)(g)	4,493
2,505,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.680%), 3.31%, 6/01/21 (b)	2,517
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 3.65%, 11/28/23 (a)(b)	3,279
2,425,000	Metropolitan Life Global Funding I 144A, (3 mo. LIBOR USD + 0.230%), 2.82%, 1/08/21 (a)(b)	2,424
2,250,000	Mitsubishi UFJ Financial Group Inc., (3 mo. LIBOR USD + 0.650%), 3.24%, 7/26/21 (b)	2,262
955,000	Mitsubishi UFJ Financial Group Inc., (3 mo. LIBOR USD + 0.700%), 3.31%, 3/07/22 (b)	958
1,710,000	Mitsubishi UFJ Financial Group Inc., (3 mo. LIBOR USD + 0.920%), 3.58%, 2/22/22 (b)	1,726
1,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.940%), 3.57%, 2/28/22 (b)	1,715
1,570,000	Morgan Stanley, (3 mo. LIBOR USD + 0.740%), 3.33%, 7/23/19 (b)	1,572
2,800,000	MUFG Bank Ltd. 144A, 2.35%, 9/08/19 (a)	2,796
750,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR USD + 0.510%), 3.17%, 5/22/20 (a)(b)	754
4,245,000	PNC Bank NA, (3 mo. LIBOR USD + 0.350%), 2.95%, 3/12/21 (b)	4,252
3,755,000	Regions Bank, (3 mo. LIBOR USD + 0.380%), 2.97%, 4/01/21 (b)	3,739
4,375,000	Royal Bank of Canada, (3 mo. LIBOR USD + 0.390%), 2.97%, 4/30/21 (b)	4,394

Principal or Shares	Security Description	Value (000)

3,145,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.470%), 4.15%, 5/15/23 (b)	$3,156
3,350,000	Santander UK PLC, (3 mo. LIBOR USD + 0.300%), 3.04%, 11/03/20 (b)	3,349
2,500,000	SL Green Operating Partnership LP, (3 mo. LIBOR USD + 0.980%), 3.66%, 8/16/21 (b)	2,502
806,000	SLM Corp., 5.13%, 4/05/22	796
1,120,000	Standard Chartered PLC 144A, (3 mo. LIBOR USD + 1.130%), 3.81%, 8/19/19 (a)(b)	1,123
690,000	Starwood Property Trust Inc., 3.63%, 2/01/21	688
950,000	Sterling Bancorp, 3.50%, 6/08/20	951
2,880,000	Sumitomo Mitsui Banking Corp., 2.45%, 10/20/20	2,868
985,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR USD + 0.350%), 2.94%, 1/17/20 (b)	987
4,060,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR USD + 0.370%), 2.97%, 10/16/20 (b)	4,066
1,675,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (3 mo. LIBOR USD + 0.440%), 3.07%, 9/19/19 (a)(b)	1,677
3,640,000	TD Ameritrade Holding Corp., (3 mo. LIBOR USD + 0.430%), 3.01%, 11/01/21 (b)	3,654
2,110,000	UBS AG 144A, (3 mo. LIBOR USD + 0.480%), 3.11%, 12/01/20 (a)(b)	2,115
2,320,000	UBS AG 144A, (3 mo. LIBOR USD + 0.580%), 3.17%, 6/08/20 (a)(b)	2,331
5,375,000	Wells Fargo & Co., (3 mo. LIBOR USD + 0.930%), 3.63%, 2/11/22 (b)	5,420
3,750,000	Wells Fargo Bank NA, (3 mo. LIBOR USD + 0.310%), 2.91%, 1/15/21 (b)(g)	3,758

		184,232

Industrial (15%)
1,570,000	Alimentation Couche-Tard Inc. 144A, (3 mo. LIBOR USD + 0.500%), 3.11%, 12/13/19 (a)(b)	1,569
2,170,000	America Movil SAB de CV, 5.00%, 3/30/20	2,214
2,000,000	Anthem Inc., 2.25%, 8/15/19	1,997
1,065,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.670%), 3.25%, 7/30/21 (a)(b)	1,061
3,620,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.950%), 3.58%, 6/01/21 (a)(b)	3,633
3,080,000	BAT Capital Corp., (3 mo. LIBOR USD + 0.590%), 3.28%, 8/14/20 (b)	3,077
2,035,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR USD + 0.630%), 3.23%, 6/25/21 (a)(b)	2,024
1,515,000	Becton Dickinson and Co., (3 mo. LIBOR USD + 0.875%), 3.48%, 12/29/20 (b)	1,515
3,410,000	BMW U.S. Capital LLC 144A, (3 mo. LIBOR USD + 0.500%), 3.19%, 8/13/21 (a)(b)	3,421
2,245,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	2,236
1,365,000	Broadcom Inc. 144A, 3.13%, 4/15/21 (a)	1,365
1,145,000	Cardinal Health Inc., 1.95%, 6/14/19	1,144
3,020,000	Central Nippon Expressway Co. Ltd., 2.17%, 8/05/19 (f)	3,014
1,940,000	Cigna Corp. 144A, 3.20%, 9/17/20 (a)	1,947
2,435,000	Cigna Corp. 144A, (3 mo. LIBOR USD + 0.650%), 3.26%, 9/17/21 (a)(b)	2,436

Semi-Annual Report    11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,790,000	Comcast Corp., (3 mo. LIBOR USD + 0.330%), 2.92%, 10/01/20 (b)	$1,794
1,980,000	Comcast Corp., (3 mo. LIBOR USD + 0.440%), 3.03%, 10/01/21 (b)	1,990
1,500,000	Comcast Corp., 3.30%, 10/01/20	1,512
3,545,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.500%), 3.09%, 10/09/20 (b)	3,536
526,000	CVS Health Corp., (3 mo. LIBOR USD + 0.630%), 3.23%, 3/09/20 (b)	528
1,275,000	CVS Health Corp., (3 mo. LIBOR USD + 0.720%), 3.32%, 3/09/21 (b)	1,281
4,500,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.620%), 3.20%, 10/30/19 (a)(b)	4,506
1,460,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.530%), 3.26%, 5/05/20 (a)(b)(g)	1,461
200,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (a)	204
2,430,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,415
3,500,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%), 3.29%, 4/17/20 (b)	3,500
846,000	DXC Technology Co., (3 mo. LIBOR USD + 0.950%), 3.58%, 3/01/21 (b)	846
3,745,000	Express Scripts Holding Co., (3 mo. LIBOR USD + 0.750%), 3.38%, 11/30/20 (b)	3,745
1,445,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 0.790%), 3.39%, 6/12/20 (b)	1,444
1,240,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 0.830%), 3.53%, 8/12/19 (b)	1,241
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 3.87%, 3/28/22 (b)	877
1,235,000	General Motors Co., (3 mo. LIBOR USD + 0.800%), 3.54%, 8/07/20 (b)	1,235
1,700,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.540%), 3.27%, 11/06/20 (b)	1,692
1,995,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.930%), 3.53%, 4/13/20 (b)	2,001
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 3.91%, 6/30/22 (b)	2,015
1,190,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.450%), 4.15%, 5/09/19 (b)	1,190
1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 4.15%, 1/14/22 (b)	1,283
3,170,000	HCA Inc., 6.50%, 2/15/20	3,254
1,635,000	Hewlett Packard Enterprise Co. 144A, 2.10%, 10/04/19 (a)	1,630
1,860,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR USD + 0.720%), 3.32%, 10/05/21 (b)	1,861
710,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (a)	707
3,750,000	Keysight Technologies Inc., 3.30%, 10/30/19	3,761
1,745,000	Lennar Corp., 2.95%, 11/29/20	1,732
840,000	Lennar Corp., 4.13%, 1/15/22	851
1,010,000	Marriott International Inc., (3 mo. LIBOR USD + 0.650%), 3.24%, 3/08/21 (b)	1,015

Principal or Shares	Security Description	Value (000)

3,585,000	Martin Marietta Materials Inc., (3 mo. LIBOR USD + 0.500%), 3.13%, 12/20/19 (b)	$3,587
795,000	Martin Marietta Materials Inc., (3 mo. LIBOR USD + 0.650%), 3.31%, 5/22/20 (b)	796
1,625,000	Microchip Technology Inc. 144A, 3.92%, 6/01/21 (a)	1,649
1,178,000	Mylan NV, 2.50%, 6/07/19	1,177
1,985,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.390%), 2.99%, 9/28/20 (a)(b)	1,976
3,500,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.520%), 3.13%, 3/15/21 (a)(b)	3,480
3,315,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	3,303
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (a)	931
450,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (a)	451
3,500,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD + 0.800%), 3.41%, 6/15/21 (b)	3,496
512,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	513
2,920,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (a)	2,916
1,700,000	Takeda Pharmaceutical Co. Ltd. 144A, (3 mo. EURIBOR + 0.550%), 0.24%, 11/21/20 EUR (a)(b)(c)	1,916
700,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	698
460,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%), 3.08%, 5/30/19 (b)	460
2,200,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%), 3.09%, 8/21/20 (b)	2,198
535,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.550%), 3.17%, 6/02/20 (b)	535
1,555,000	United Technologies Corp., (3 mo. LIBOR USD + 0.650%), 3.33%, 8/16/21 (b)	1,557
2,065,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (a)	2,094
1,283,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.600%), 3.21%, 6/15/20 (b)	1,282
3,500,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.650%), 3.28%, 3/01/21 (b)	3,506

		126,281

Utility (5%)
2,010,000	AES Corp., 4.00%, 3/15/21	2,035
1,026,923	Cenovus Energy Inc., 5.70%, 10/15/19	1,039
675,000	Dominion Energy Inc., 2.58%, 7/01/20	672
865,000	Dominion Energy Inc., 2.96%, 7/01/19	865
915,000	Dominion Energy Inc. 144A, (3 mo. LIBOR USD + 0.550%), 3.18%, 6/01/19 (a)(b)	915
3,565,000	DTE Energy Co., 1.50%, 10/01/19	3,545
2,870,000	EQT Corp., (3 mo. LIBOR USD + 0.770%), 3.36%, 10/01/20 (b)	2,862
1,978,000	Husky Energy Inc., 6.15%, 6/15/19	1,985
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 3.88%, 1/15/23 (b)	1,333
3,800,000	Marathon Oil Corp., 2.70%, 6/01/20	3,791
1,215,000	Mississippi Power Co., (3 mo. LIBOR USD + 0.650%), 3.26%, 3/27/20 (b)	1,215

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,035,000	Phillips 66, (3 mo. LIBOR USD + 0.600%), 3.25%, 2/26/21 (b)	$1,035
910,000	QEP Resources Inc., 6.88%, 3/01/21	944
3,990,000	Sempra Energy, (3 mo. LIBOR USD + 0.450%), 3.06%, 3/15/21 (b)	3,969
1,400,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%), 3.10%, 1/15/21 (b)	1,394
3,025,000	Southern Co. 144A, (3 mo. LIBOR USD + 0.700%), 3.29%, 9/30/20 (a)(b)	3,027
3,605,000	WGL Holdings Inc., (3 mo. LIBOR USD + 0.400%), 3.03%, 11/29/19 (b)(g)	3,596
1,745,000	Whiting Petroleum Corp., 5.75%, 3/15/21	1,797

		36,019

Total Corporate Bond (Cost - $346,198)		346,532

Foreign Government (1%)
950,000	Japan Bank for International Cooperation, (3 mo. LIBOR USD + 0.480%), 3.11%, 6/01/20 (b)	954
2,670,000	Japan Bank for International Cooperation, (3 mo. LIBOR USD + 0.570%), 3.22%, 2/24/20 (b)	2,681
3,000,000	Kommunalbanken AS 144A, (3 mo. LIBOR USD + 0.040%), 2.64%, 4/15/21 (a)(b)	3,002
1,600,000	Province of New Brunswick Canada, (3 mo. Canada Bankers Acceptances CAD + 0.130%), 2.14%, 8/01/19 CAD (b)(c)	1,196
371,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	402
1,470,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (a)	1,510

Total Foreign Government (Cost - $10,018)		9,745

Mortgage Backed (10%)
3,704,090	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 0.980%), 3.46%, 11/14/35 (a)(b)	3,717
3,975,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 0.870%), 3.34%, 6/15/35 (a)(b)	3,974
1,161,939	COMM 2014-CCRE15 Mortgage Trust, 2.93%, 2/10/47	1,161
3,694,828	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 7/25/31 (a)(b)	3,704
4,150,847	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 8/25/31 (a)(b)	4,167
1,879,193	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 9/25/31 (a)(b)	1,882
2,209,522	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.650%), 3.13%, 5/25/30 (b)	2,211
2,160,447	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 3.43%, 10/25/29 (b)	2,164
868,596	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 3.78%, 7/25/29 (b)	872

Principal or Shares	Security Description	Value (000)

300,679	FN 906140 ARM, (12 mo. LIBOR USD + 1.652%), 4.67%, 1/01/37 (b)	$314
5,650,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 0.900%), 3.38%, 1/25/49 (a)(b)	5,661
1,510,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 3.28%, 3/25/49 (a)(b)	1,511
3,460,000	Freddie Mac Stacr Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 0.900%), 3.38%, 2/25/49 (a)(b)	3,475
6,290,437	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.450%), 2.93%, 7/25/30 (b)	6,268
2,889,682	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%), 3.23%, 3/25/30 (b)	2,889
2,260,739	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (a)(h)	2,277
49,544	GNR 2002-48 FT, (1 mo. LIBOR USD + 0.200%), 2.68%, 12/16/26 (b)	50
242,853	Gosforth Funding 2016-1 PLC 144A, (3 mo. LIBOR GBP + 0.600%), 1.47%, 2/15/58 GBP (a)(b)(c)	317
1,554,798	Gosforth Funding 2017-1 PLC 144A, (3 mo. LIBOR USD + 0.470%), 3.10%, 12/19/59 (a)(b)	1,558
284,340	HarborView Mortgage Loan Trust 2004-10, 4.24%, 1/19/35 (h)	284
361,682	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, 3.14%, 6/15/45	361
754,554	JPMBB Commercial Mortgage Securities Trust 2014-C23, 3.18%, 9/15/47	754
1,527,600	Lanark Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.420%), 3.08%, 12/22/69 (a)(b)	1,529
332	MASTR Asset Securitization Trust 2004-6, 5.00%, 7/25/19	—
3,462,671	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%), 3.98%, 6/25/57 (a)(b)	3,548
4,680,000	Permanent Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.380%), 2.98%, 7/15/58 (a)(b)	4,689
1,700,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 3.92%, 4/14/36 (a)(b)	1,700
1,895,865	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.66%, 8/20/56 GBP (a)(b)(c)	2,475
1,339,960	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (a)(h)	1,356
6,970,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 9/25/48 (a)(b)	6,969
2,371,898	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 2/25/47 (a)(b)	2,372
6,720,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 3.73%, 2/25/47 (a)(b)	6,747
129,400	Structured Adjustable Rate Mortgage Loan Trust, 4.79%, 9/25/34 (h)	133

Semi-Annual Report    13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,811	Structured Asset Mortgage Investments Trust 2003-C1, 2.67%, 7/25/32 (h)	$1
554,487	Wells Fargo Commercial Mortgage Trust 2014-LC16, 2.82%, 8/15/50	554

Total Mortgage Backed (Cost - $81,480)		81,644

Municipal (0%)
1,375,000	State of California, 3.26%, 4/01/47 (h)	1,391

Total Municipal (Cost - $1,382)		1,391

NCUA Guaranteed (0%)
226,989	NCUA Guaranteed Notes Trust 2010-R1, (1 mo. LIBOR USD + 0.450%), 2.93%, 10/07/20 (b)	228
1,059,051	NCUA Guaranteed Notes Trust 2010-R3, (1 mo. LIBOR USD + 0.560%), 3.04%, 12/08/20 (b)	1,062
199,802	NCUA Guaranteed Notes Trust 2011-R1, (1 mo. LIBOR USD + 0.450%), 2.93%, 1/08/20 (b)	200
17,326	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR USD + 0.400%), 2.88%, 2/06/20 (b)	17

Total NCUA Guaranteed (Cost - $1,504)		1,507

U.S. Treasury (18%)
10,000,000	U.S. Treasury Bill, 2.41%, 5/28/19 (e)	9,982
20,000,000	U.S. Treasury Note, 1.38%, 2/29/20	19,829
40,000,000	U.S. Treasury Note, 2.00%, 1/31/20	39,874
10,000,000	U.S. Treasury Note, 2.63%, 8/31/20	10,037
10,000,000	U.S. Treasury Note, 2.75%, 9/30/20	10,058
39,000,000	US. Treasury Floating Rate Note, (3 mo. US
	Treasury Bill Yield + 0.043%), 2.44%, 7/31/20 (b)	38,986
10,000,000	US. Treasury Floating Rate Note, (3 mo. US Treasury Bill Yield + 0.045%), 2.44%, 10/31/20 (b)	9,994
10,000,000	US. Treasury Floating Rate Note, (3 mo. US Treasury Bill Yield + 0.115%), 2.51%, 1/31/21 (b)	10,001

Total U.S. Treasury (Cost - $148,519)		148,761

Principal or Shares	Security Description	Value (000)

Investment Company (1%)
12,967,034	Payden Cash Reserves Money Market Fund * (Cost - $12,967)	$12,967

Total Investments (Cost - $824,311) (99%)		824,781
Other Assets, net of Liabilities (1%)		4,338

Net Assets (100%)		$829,119

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Yield to maturity at time of purchase.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $1,427 and the total market value of the collateral held by the Fund is $1,467. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)		Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
CAD	1,243	USD 927	Royal Bank of Canada	05/08/2019	$ 1
GBP	592	USD 767	HSBC Bank USA, N.A.	05/08/2019	5
USD	1,924	EUR 1,707	Citibank, N.A.	05/08/2019	8
USD	3,607	GBP 2,734	HSBC Bank USA, N.A.	05/08/2019	40
USD	3,541	CAD 4,712	Royal Bank of Canada	05/08/2019	23
USD	2,998	CAD 4,000	Royal Bank of Canada	05/08/2019	11
Net Unrealized Appreciation					$88

14   Payden Mutual Funds

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,427
Non-cash Collateral[2]	(1,427)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements

Semi-Annual Report    15

              Payden Low Duration Fund

The Fund seeks a high level of total return that is
consistent with preservation of capital by generally
investing in investment grade securities with a maximum
average portfolio maturity not to exceed three years.

Portfolio Composition - percent of investments
U.S. Treasury	38%
Corporate	35%
Asset Backed	19%
Mortgage Backed	6%
Foreign Government	1%
Other	1%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (19%)
7,500,000	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 3.42%, 7/25/27 (a)(b)	$7,477
8,994,590	Ally Auto Receivables Trust 2017-4, 1.75%, 12/15/21	8,948
7,910,000	Ally Auto Receivables Trust 2019-1, 2.91%, 9/15/23	7,978
3,565,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 4.10%, 7/15/27 (a)(b)	3,553
650,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	651
9,605,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%), 3.53%, 7/18/27 (a)(b)	9,579
4,370,000	Ascentium Equipment Receivables 2018-2 Trust 144A, 3.51%, 4/10/24 (b)	4,446
2,000,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 3.39%, 1/20/28 (a)(b)	1,989
9,130,000	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 3.91%, 1/20/29 (a)(b)(c)	9,130
9,130,000	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.400%), 3.99%, 1/20/29 (a)(b)	9,130
1,790,000	BMW Vehicle Lease Trust 2018-1, 3.26%, 7/20/21	1,807
1,830,000	BMW Vehicle Lease Trust 2018-1, 3.36%, 3/21/22	1,855
5,020,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 9/15/35 (a)(b)	5,028
450,000	Capital Auto Receivables Asset Trust 2016-2, 2.11%, 3/22/21	448
1,718,393	Capital Auto Receivables Asset Trust 2017-1 144A, 2.02%, 8/20/21 (b)	1,713
5,670,000	Capital One Multi-Asset Execution Trust, 2.84%, 12/15/24	5,721
5,150,000	Carmax Auto Owner Trust 2018-4, 3.36%, 9/15/23	5,241
8,500,000	Carmax Auto Owner Trust 2019-1, 3.05%, 3/15/24	8,575
6,180,000	CNH Equipment Trust 2019-A, 3.01%, 4/15/24	6,241
5,837,212	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 12/17/33 (a)(b)	5,842
3,740,000	Dell Equipment Finance Trust 2018-2 144A, 3.37%, 10/22/23 (b)	3,788
2,520,000	Drive Auto Receivables Trust, 3.36%, 10/17/22	2,528
2,077,695	Enterprise Fleet Financing LLC 144A, 2.13%, 5/22/23 (b)	2,068

Principal or Shares	Security Description	Value (000)

9,790,000	Ford Credit Auto Owner Trust 2019-A, 2.78%, 9/15/23	$9,850
2,370,000	GM Financial Automobile Leasing Trust 2018-2, 3.06%, 6/21/21	2,380
6,890,000	GM Financial Consumer Automobile Receivables Trust 2018-4, 3.21%, 10/16/23	6,978
6,700,000	Great American Auto Leasing Inc. 2019-1 144A, 3.05%, 9/15/22 (b)	6,749
1,810,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,799
5,050,000	Hyundai Auto Receivables Trust 2019-A, 2.66%, 6/15/23	5,065
4,136,423	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 3.17%, 3/17/37 (a)(b)	4,098
7,235,000	John Deere Owner Trust 2019-A, 2.91%, 7/17/23	7,297
4,550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(b)	4,567
278,486	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	294
4,675,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 3.63%, 10/20/27 (a)(b)	4,674
5,300,000	MMAF Equipment Finance LLC 2019-A 144A, 2.84%, 11/13/23 (b)	5,330
1,730,836	MVW Owner Trust 2017-1 144A, 2.42%, 12/20/34 (b)	1,710
8,655,000	Nissan Auto Receivables 2019-A Owner Trust, 2.90%, 10/16/23	8,738
1,600,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 3.66%, 7/30/27 (a)(b)	1,595
6,140,000	PFS Financing Corp. 144A, 2.89%, 2/15/23 (b)	6,147
1,970,000	Prestige Auto Receivables Trust 2018-1 144A, 3.29%, 9/15/22 (b)	1,983
975,596	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	976
1,351,156	Santander Drive Auto Receivables Trust 2016-2, 2.66%, 11/15/21	1,351
3,860,000	Santander Drive Auto Receivables Trust 2018-5, 3.19%, 3/15/22	3,877
11,320,000	Securitized Term Auto Receivables Trust 2019-1 144A, 2.99%, 2/27/23 (b)	11,385
2,413,950	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	2,483

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

8,880,000	Toyota Auto Receivables 2019-A Owner Trust, 2.91%, 7/17/23	$8,953
7,500,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.420%), 4.01%, 10/20/28 (a)(b)	7,515
8,600,000	Verizon Owner Trust 2017-3 144A, 2.06%, 4/20/22 (b)	8,565
9,960,000	Verizon Owner Trust 2019-A, 2.93%, 9/20/23	10,054
3,710,000	Volkswagen Auto Loan Enhanced Trust 2018-1, 3.02%, 11/21/22	3,744
7,130,000	Volvo Financial Equipment LLC Series 2019-1 144A, 3.00%, 3/15/23 (b)	7,177
980,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	984
1,940,000	Westlake Automobile Receivables Trust 2017-1 144A, 2.70%, 10/17/22 (b)	1,938
2,340,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	2,421
Total Asset Backed (Cost - $263,210)		264,413

Corporate Bond (35%)
Financial (18%)
1,955,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22	1,959
2,500,000	Air Lease Corp., 2.13%, 1/15/20	2,488
3,920,000	American Express Credit Corp., 2.20%, 3/03/20	3,905
1,020,000	ANZ New Zealand International Ltd. 144A, 2.20%, 7/17/20 (b)	1,014
2,625,000	Ares Capital Corp., 3.63%, 1/19/22	2,624
2,275,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 3.86%, 3/26/21 (a)	2,275
2,265,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	2,262
830,000	Banco de Credito del Peru 144A, 2.25%, 10/25/19 (b)(d)	828
2,475,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	2,454
3,450,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (b)	3,435
795,000	Bank of America Corp., 2.15%, 11/09/20	789
2,760,000	Bank of America Corp., (3 mo. LIBOR USD + 0.630%), 2.33%, 10/01/21 (a)	2,739
4,500,000	Bank of America Corp., (3 mo. LIBOR USD + 0.650%), 3.25%, 6/25/22 (a)	4,511
2,500,000	Bank of America Corp., (3 mo. LIBOR USD + 0.630%), 3.50%, 5/17/22 (a)	2,529
5,445,000	Bank of Montreal, 2.90%, 3/26/22	5,457
1,000,000	Banque Federative du Credit Mutuel SA 144A, 2.20%, 7/20/20 (b)	993
2,000,000	Banque Federative du Credit Mutuel SA 144A, 2.70%, 7/20/22 (b)	1,985
3,832,000	Barclays PLC, 2.75%, 11/08/19	3,832
2,495,000	Barclays PLC, 3.25%, 1/12/21	2,500
2,750,000	BNZ International Funding Ltd. 144A, 2.40%, 2/21/20 (b)	2,741
4,455,000	Capital One NA, 2.35%, 1/31/20	4,441
7,200,000	Citibank NA, (3 mo. LIBOR USD + 0.530%), 3.17%, 2/19/22 (a)	7,235
3,000,000	Citigroup Inc., 2.35%, 8/02/21	2,974

Principal or Shares	Security Description	Value (000)

4,235,000	Citigroup Inc., 2.45%, 1/10/20	$4,227
1,020,000	Citizens Bank NA, 2.20%, 5/26/20	1,014
1,510,000	Citizens Bank NA, 2.25%, 3/02/20	1,504
2,100,000	Citizens Bank NA, 3.25%, 2/14/22	2,120
5,380,000	Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20	5,371
2,280,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	2,269
2,840,000	DBS Group Holdings Ltd. 144A, 2.85%, 4/16/22 (b)	2,850
4,775,000	Deutsche Bank AG, 3.15%, 1/22/21	4,710
4,660,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	4,623
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,500
4,505,000	Federation des Caisses Desjardins du Quebec 144A, 2.25%, 10/30/20 (b)	4,477
870,000	Fifth Third Bank, 2.20%, 10/30/20	864
2,790,000	FS KKR Capital Corp., 4.25%, 1/15/20	2,796
5,205,000	GLP Capital LP/GLP Financing II Inc., 4.88%, 11/01/20	5,317
3,980,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	3,967
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,425
670,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.600%), 3.28%, 5/18/21 (a)	671
1,835,000	Huntington National Bank, 2.38%, 3/10/20	1,831
1,320,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,363
3,710,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	3,847
3,100,000	International Lease Finance Corp., 4.63%, 4/15/21	3,186
3,000,000	International Lease Finance Corp., 6.25%, 5/15/19	3,003
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	3,195
745,000	iStar Inc., 4.63%, 9/15/20	754
5,150,000	Jackson National Life Global Funding 144A, 3.30%, 2/01/22 (b)	5,220
3,615,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.695%), 3.21%, 4/01/23 (a)	3,641
3,825,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.680%), 3.31%, 6/01/21 (a)	3,843
4,350,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%), 3.51%, 6/18/22 (a)	4,411
2,215,000	KeyBank NA, 3.30%, 2/01/22	2,249
5,005,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 3.65%, 11/28/23 (a)(b)	4,988
1,600,000	Macquarie Group Ltd. 144A, 7.63%, 8/13/19 (b)	1,621
2,940,000	Metropolitan Life Global Funding I 144A, 2.40%, 1/08/21 (b)	2,931
7,232,000	Mitsubishi UFJ Financial Group Inc., 3.22%, 3/07/22	7,303
1,320,000	Mitsubishi UFJ Financial Group Inc., (3 mo. LIBOR USD + 0.920%), 3.58%, 2/22/22 (a)	1,332
1,530,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	1,527
6,000,000	Morgan Stanley, (3 mo. LIBOR USD + 0.550%), 3.25%, 2/10/21 (a)	6,009
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%), 3.72%, 1/27/20 (a)	4,027
1,186,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%), 3.77%, 1/20/22 (a)	1,199

Semi-Annual Report    17

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

4,455,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	$4,469
1,700,000	PNC Bank NA, 2.45%, 11/05/20	1,695
5,420,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.470%), 4.15%, 5/15/23 (a)	5,438
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,072
1,595,000	Santander Holdings USA Inc., 4.45%, 12/03/21	1,648
4,300,000	Santander UK PLC, 2.38%, 3/16/20	4,287
3,800,000	Scentre Group Trust 1/Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	3,790
1,136,000	SLM Corp., 5.13%, 4/05/22	1,122
2,400,000	Standard Chartered PLC 144A, 2.10%, 8/19/19 (b)	2,395
2,720,000	Standard Chartered PLC 144A, 2.40%, 9/08/19 (b)	2,715
1,045,000	Starwood Property Trust Inc., 3.63%, 2/01/21	1,042
1,455,000	Sterling Bancorp, 3.50%, 6/08/20	1,457
2,395,000	Sumitomo Mitsui Banking Corp., 2.09%, 10/18/19	2,388
1,405,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 1.95%, 9/19/19 (b)	1,401
1,995,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 10/18/19 (b)	1,989
2,870,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	2,854
2,245,000	Suncorp-Metway Ltd. 144A, 2.38%, 11/09/20 (b)	2,230
5,145,000	SunTrust Bank, (3 mo. LIBOR USD + 0.298%), 2.59%, 1/29/21 (a)	5,138
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,045
750,000	Synchrony Financial, (3 mo. LIBOR USD + 1.230%), 3.97%, 2/03/20 (a)	753
2,540,000	UBS AG 144A, 2.20%, 6/08/20 (b)	2,527
2,070,000	UBS AG 144A, 2.45%, 12/01/20 (b)	2,060
1,000,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	1,054
700,000	WEA Finance LLC/Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	700
5,155,000	Wells Fargo Bank NA, 3.63%, 10/22/21	5,250
2,905,000	Zions Bancorp NA, 3.35%, 3/04/22	2,931
		251,605
Industrial (11%)
3,755,000	Alimentation Couche-Tard Inc. 144A, 2.35%, 12/13/19 (b)	3,743
2,495,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (b)	2,537
3,500,000	Anthem Inc., 3.70%, 8/15/21	3,557
2,000,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (b)	2,053
1,680,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	1,686
2,250,000	Bayer U.S. Finance II LLC 144A, 3.50%, 6/25/21 (b)	2,262
3,095,000	BMW U.S. Capital LLC 144A, 3.25%, 8/14/20 (b)	3,114
4,510,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	4,446
3,690,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	3,675

Principal or Shares	Security Description	Value (000)

2,265,000	Broadcom Inc. 144A, 3.13%, 4/15/21 (b)	$2,265
705,000	Centene Corp., 4.75%, 5/15/22	721
3,220,000	Cigna Corp. 144A, 3.20%, 9/17/20 (b)	3,231
1,825,000	Cigna Corp. 144A, (3 mo. LIBOR USD + 0.650%), 3.26%, 9/17/21 (a)(b)	1,826
2,830,000	CK Hutchison International 17 II Ltd. 144A, 2.25%, 9/29/20 (b)	2,805
3,995,000	Comcast Corp., 3.30%, 10/01/20	4,027
1,962,000	Comcast Corp., 3.45%, 10/01/21	1,999
860,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.750%), 3.34%, 10/22/20 (a)	860
1,265,000	Conagra Brands Inc., 3.80%, 10/22/21	1,290
1,996,000	Constellation Brands Inc., 2.00%, 11/07/19	1,988
3,150,000	CVS Health Corp., 3.13%, 3/09/20	3,158
3,000,000	CVS Health Corp., (3 mo. LIBOR USD + 0.720%), 3.32%, 3/09/21 (a)	3,013
3,070,000	Daimler Finance North America LLC 144A, 1.50%, 7/05/19 (b)	3,063
635,000	Daimler Finance North America LLC 144A, 2.20%, 5/05/20 (b)	630
1,255,000	Danone SA 144A, 1.69%, 10/30/19 (b)	1,247
3,450,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	3,534
400,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (b)	408
2,999,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,980
1,755,000	Delta Air Lines Inc., 2.88%, 3/13/20	1,754
1,400,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(e)	1,635
875,000	Elanco Animal Health Inc. 144A, 3.91%, 8/27/21 (b)	890
2,800,000	Express Scripts Holding Co., 2.60%, 11/30/20	2,785
3,060,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	3,060
2,635,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	2,628
1,100,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 3.87%, 3/28/22 (a)	1,084
65,000	Fortive Corp., 1.80%, 6/15/19	65
1,270,000	Fox Corp. 144A, 3.67%, 1/25/22 (b)	1,297
1,700,000	GATX Corp., 2.50%, 7/30/19	1,698
1,815,000	General Motors Financial Co. Inc., 2.65%, 4/13/20	1,811
4,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.930%), 3.53%, 4/13/20 (a)	4,013
3,285,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 3.91%, 6/30/22 (a)	3,287
3,800,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 4.15%, 1/14/22 (a)	3,825
1,635,000	Hewlett Packard Enterprise Co., 3.50%, 10/05/21	1,656
1,400,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (b)	1,394
2,430,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	2,531
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,349
1,420,000	Microchip Technology Inc. 144A, 3.92%, 6/01/21 (b)	1,441
1,178,000	Mylan NV, 2.50%, 6/07/19	1,177

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,480,000	Nissan Motor Acceptance Corp. 144A, 2.15%, 9/28/20 (b)	$1,461
985,000	Packaging Corp. of America, 2.45%, 12/15/20	978
3,155,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (b)	3,243
2,900,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.20%, 7/15/20 (b)	2,905
1,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.65%, 7/29/21 (b)	1,469
1,066,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,063
8,487,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	8,455
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,556
1,050,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	1,035
1,595,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (b)	1,581
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,372
1,085,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	1,086
1,130,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD + 0.800%), 3.41%, 6/15/21 (a)	1,129
2,912,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	2,913
4,170,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	4,164
1,615,000	Takeda Pharmaceutical Co. Ltd. 144A, 3.80%, 11/26/20 (b)	1,638
1,940,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	1,936
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	894
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,120
1,300,000	United Technologies Corp., 3.35%, 8/16/21	1,316
4,735,000	Verizon Communications Inc., (3 mo. LIBOR USD + 1.000%), 3.61%, 3/16/22 (a)	4,827
2,750,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (b)	2,789
2,000,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.600%), 3.21%, 6/15/20 (a)	1,998
4,060,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	4,053
		161,479

Utility (6%)
3,030,000	AES Corp., 4.00%, 3/15/21	3,068
4,501,000	American Electric Power Co. Inc., 2.15%, 11/13/20	4,462
1,989,615	Cenovus Energy Inc., 5.70%, 10/15/19	2,013
2,135,000	CenterPoint Energy Inc., 3.60%, 11/01/21	2,176
1,030,000	Diamondback Energy Inc. 144A, 4.75%, 11/01/24 (b)	1,056
911,000	Dominion Energy Inc., 2.58%, 7/01/20	907
4,690,000	Dominion Energy Inc., 2.96%, 7/01/19	4,690
1,530,000	DTE Energy Co., 1.50%, 10/01/19	1,521
2,073,000	Energy Transfer Operating LP, 4.25%, 3/15/23	2,127
770,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 3/01/22	822
1,180,000	EQT Corp., 2.50%, 10/01/20	1,170

Principal or Shares	Security Description	Value (000)

1,198,000	Kinder Morgan Inc., 3.05%, 12/01/19	$1,199
2,255,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 3.88%, 1/15/23 (a)	2,267
3,280,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	3,333
4,500,000	NextEra Energy Capital Holdings Inc., 2.90%, 4/01/22	4,523
2,930,000	NextEra Energy Capital Holdings Inc., 3.34%, 9/01/20	2,955
1,545,000	ONEOK Inc., 4.25%, 2/01/22	1,590
2,035,000	Phillips 66 144A, (3 mo. LIBOR USD + 0.750%), 3.35%, 4/15/20 (a)(b)	2,035
4,685,000	PNM Resources Inc., 3.25%, 3/09/21	4,701
1,303,000	QEP Resources Inc., 6.88%, 3/01/21	1,352
4,360,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	4,525
1,000,000	Sempra Energy, 2.40%, 2/01/20	997
4,940,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.38%, 4/12/20 (b)	4,949
1,842,857	Southern California Edison Co., 1.85%, 2/01/22	1,786
3,114,000	Southern Co., 2.35%, 7/01/21	3,078
810,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	825
1,346,000	TransCanada PipeLines Ltd., 2.13%, 11/15/19	1,341
2,685,000	WEC Energy Group Inc., 3.10%, 3/08/22	2,706
1,665,000	WEC Energy Group Inc., 3.38%, 6/15/21	1,686
2,525,000	Whiting Petroleum Corp., 5.75%, 3/15/21	2,600
4,275,000	Williams Companies Inc., 5.25%, 3/15/20	4,358
		76,818

Total Corporate Bond (Cost - $488,568)		489,902

Foreign Government (1%)
1,960,000	Abu Dhabi Government International Bond 144A, 2.50%, 10/11/22 (b)	1,943
2,440,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	1,806
2,120,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	2,123
3,130,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	3,321
4,500,000	Mexico Government International Bond, 3.63%, 3/15/22	4,586
646,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	700
2,310,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	2,373
Total Foreign Government (Cost - $17,422)		16,852

Mortgage Backed (6%)
3,274,775	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 3.88%, 11/14/35 (a)(b)	3,269
77,489,873	BANK 2018-BNK14, 0.68%, 9/15/60 (f)	2,890
130,440,478	BENCHMARK 2018-B6 Mortgage Trust, 0.60%, 10/10/51 (f)	3,899
22,558,000	Cantor Commercial Real Estate Lending 2019-CF1, 1.14%, 5/15/52 (f)	1,950
45,140,052	Citigroup Commercial Mortgage Trust 2018-C6, 0.96%, 11/10/51 (f)	2,781

Semi-Annual Report    19

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,893,126	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%), 3.03%, 1/25/30 (a)	$1,891
3,351,628	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.150%), 3.63%, 9/25/29 (a)	3,360
2,560,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 4.68%, 8/25/30 (a)	2,575
6,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%), 4.73%, 7/25/30 (a)	6,128
5,352,332	Flagstar Mortgage Trust 2018-4 144A, 4.00%, 7/25/48 (b)(f)	5,416
227,174	FN BM4539 ARM, (12 mo. LIBOR USD + 1.619%), 4.43%, 8/01/38 (a)	237
896,888	FN BM4541 ARM, (12 mo. LIBOR USD + 1.486%), 4.28%, 10/01/38 (a)	932
4,750,015	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 3.68%, 10/25/29 (a)	4,777
2,854,862	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.900%), 5.39%, 7/25/28 (a)	2,899
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	1,572
1,122,532	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.73%, 10/25/29 (a)	1,271
1,150,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(f)	1,137
246,270	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 3.34%, 8/25/29 (a)	237
2,696,570	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(f)	2,708
5,979,137	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (b)(f)	5,972
3,590,400	Lanark Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.420%), 3.08%, 12/22/69 (a)(b)	3,586
260,459	MLCC Mortgage Investors Trust 2004-1, 4.36%, 12/25/34 (f)	264
450,259	MLCC Mortgage Investors Trust 2006-1, 4.35%, 2/25/36 (f)	455
87,162	Morgan Stanley Mortgage Loan Trust 2004-5AR, 4.40%, 7/25/34 (f)	89
2,299,984	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(f)	2,360
5,287,193	New Residential Mortgage Loan Trust 2017-3 144A, 4.00%, 4/25/57 (b)(f)	5,438
5,321,808	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(f)	5,485
1,694,923	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,389
2,954,141	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 8/25/47 (b)(f)	2,970
1,723,676	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (b)(f)	1,745
2,968,680	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 4.13%, 4/25/43 (a)(b)	2,992

Principal or Shares	Security Description	Value (000)

2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 6.23%, 4/25/43 (a)(b)	$2,851
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(b)	711
603,917	Structured Adjustable Rate Mortgage Loan Trust, 4.60%, 8/25/34 (f)	601
Total Mortgage Backed (Cost - $86,496)		86,837

U.S. Treasury (38%)
9,000,000	U.S. Treasury Note, 1.50%, 5/15/20	8,919
5,000,000	U.S. Treasury Note, 1.63%, 7/31/20	4,956
5,000,000	U.S. Treasury Note, 1.63%, 11/30/20	4,947
8,006,000	U.S. Treasury Note, 2.25%, 2/15/21	8,000
290,615,000	U.S. Treasury Note, 2.25%, 3/31/21	290,479
3,125,000	U.S. Treasury Note, 2.38%, 4/15/21	3,131
24,825,000	U.S. Treasury Note, 2.38%, 3/15/22	24,929
58,000,000	U.S. Treasury Note, 2.50%, 2/28/21	58,219
85,300,000	U.S. Treasury Note, 2.50%, 2/15/22	85,900
19,125,000	U.S. Treasury Note, 2.63%, 8/31/20	19,195
5,000,000	U.S. Treasury Note, 2.63%, 5/15/21 (g)	5,034
25,000,000	U.S. Treasury Note, 2.88%, 10/31/20	25,202
Total U.S. Treasury (Cost - $537,604)		538,911

Investment Company (1%)
19,469,235	Payden Cash Reserves Money Market Fund *
	(Cost - $19,469)	19,469
Total Investments (Cost - $1,412,769) (100%)		1,416,384
Liabilities in excess of Other Assets (0%)		(4,199)
Net Assets (100%)		$1,412,185

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.
(d)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $269 and the total market value of the collateral held by the Fund is $275. Amounts in 000s.

(e)	Principal in foreign currency.
(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

20   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)		Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD	1,672	EUR 1,484	Citibank, N.A.	05/08/2019	$7
Net Unrealized Appreciation					$7

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	814	Jun-19	$173,388	$ 532	$ 532

Short Contracts:
Euro-Bund Future	97	Jun-19	(17,985)	(274)	(274)

Total Futures					$ 258

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$269
Non-cash Collateral[2]	(269)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    21

                Payden U.S.  Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of investments
Mortgage Backed	87%
U.S. Treasury	6%
U.S. Government Guaranteed	4%
Cash equivalent	3%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (2%)
160,665	FDIC 2010-R1 Trust 144A, 2.18%, 5/25/50 (a)	$160
151,784	FDIC Guaranteed Notes Trust 2010-S3 144A, 2.74%, 12/03/20 (a)	151
352,827	FDIC Guaranteed Notes Trust 2010-S4 144A, (1 mo. LIBOR USD + 0.720%), 3.21%, 12/04/20 (a)(b)	347
Total FDIC Guaranteed (Cost - $667)		658

Mortgage Backed (95%)
261,141	FH 1Q1363 ARM, (12 mo. LIBOR USD + 1.770%), 4.47%, 2/01/36 (b)	273
137,492	FH 2B0709 ARM, (12 mo. LIBOR USD + 1.750%), 4.50%, 8/01/42 (b)	142
202,086	FH 2B0972 ARM, (12 mo. LIBOR USD + 1.770%), 4.62%, 11/01/42 (b)	210
306,530	FH 2B1333 ARM, (12 mo. LIBOR USD + 1.650%), 4.16%, 4/01/43 (b)	316
1,106,641	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 2.55%, 10/01/45 (b)	1,117
271,744	FH 849486 ARM, (12 mo. LIBOR USD + 1.860%), 4.45%, 8/01/41 (b)	285
1,259,151	FH 849506 ARM, (12 mo. LIBOR USD + 1.610%), 2.91%, 11/01/44 (b)	1,271
550,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.06%, 8/25/24 (c)	560
1,000,000	FN, 2.50%, 15YR TBA (d)	990
2,000,000	FN, 3.00%, 15YR TBA (d)	2,010
33,978	FN 866093 ARM, (12 mo. LIBOR USD + 1.720%), 4.77%, 3/01/36 (b)	36
509,338	FN 890434 15YR, 3.00%, 7/01/27	514
532,739	FN AE0193 ARM, (12 mo. LIBOR USD + 1.720%), 4.60%, 7/01/40 (b)	557
315,401	FN AI4019 ARM, (12 mo. LIBOR USD + 1.750%), 4.47%, 7/01/41 (b)	329
1,293,951	FN AL2095 15YR, 3.00%, 6/01/27	1,306
1,051,619	FN AL2221 15YR, 3.00%, 7/01/27	1,061
311,089	FN AL5596 ARM, (12 mo. LIBOR USD + 1.560%), 4.67%, 2/01/44 (b)	324
612,510	FN AL5790 ARM, (12 mo. LIBOR USD + 1.560%), 2.52%, 10/01/44 (b)	631
667,511	FN AL5967 ARM, (12 mo. LIBOR USD + 1.575%), 2.51%, 11/01/44 (b)	688
1,192,494	FN AL7648 ARM, (12 mo. LIBOR USD + 1.590%), 2.59%, 10/01/45 (b)	1,197
625,074	FN AO7975 15YR, 3.00%, 6/01/27	631
706,796	FN AP4746 15YR, 3.00%, 8/01/27	713
1,361,050	FN AS1745 15YR, 3.00%, 2/01/29	1,372

Principal or Shares	Security Description	Value (000)

1,251,723	FN AS4186 15YR, 2.50%, 1/01/30	$1,241
554,525	FN AS6443 15YR, 3.00%, 12/01/30	558
1,045,999	FN AS8013 15YR, 2.50%, 9/01/31	1,037
182,575	FN AU6974 ARM, (12 mo. LIBOR USD + 1.580%), 4.45%, 11/01/43 (b)	188
474,019	FN AU8673 ARM, (12 mo. LIBOR USD + 1.530%), 4.66%, 2/01/44 (b)	489
1,433,584	FN AZ2886 ARM, (12 mo. LIBOR USD + 1.600%), 2.66%, 9/01/45 (b)	1,441
1,068,945	FN AZ4380 ARM, (12 mo. LIBOR USD + 1.590%), 2.51%, 8/01/45 (b)	1,083
1,474,166	FN BD2473 ARM, (12 mo. LIBOR USD + 1.620%), 2.53%, 1/01/47 (b)	1,474
985,955	FN BK4740 30YR, 4.00%, 8/01/48	1,015
942,348	FN BM2007 30YR, 4.00%, 9/01/48	969
1,434,460	FN BM3938 15YR, 3.50%, 4/01/33	1,469
953,384	FN BM4540 ARM, (12 mo. LIBOR USD + 1.775%), 4.56%, 9/01/42 (b)	994
148,388	FN BM4541 ARM, (12 mo. LIBOR USD + 1.490%), 4.29%, 10/01/38 (b)	154
1,831,850	FN CA2469 30yr, 4.00%, 10/01/48	1,886
1,168,675	FN MA3536 30yr, 4.00%, 12/01/48	1,202
191,437	FNR 2002-10-FA, (1 mo. LIBOR USD + 0.750%), 3.23%, 2/25/32 (b)	195
500,000	Freddie Mac Multifamily Structured Pass-Through Certificates, 4.09%, 9/25/24	529
824,118	G2 778200, 4.00%, 2/20/32	857
460,242	G2 778203, 4.75%, 2/20/32	488
772,114	G2 AY5138, 3.25%, 12/20/37	783
905,621	GN 728153, 5.50%, 10/15/29	963
524,900	GN 737791 30YR, 4.50%, 12/15/40	555
7,493,985	GNR 2014-79 ST, 0.86%, 7/20/29 (c)	159
Total Mortgage Backed (Cost - $36,761)		36,262

NCUA Guaranteed (3%)
536,694	NCUA Guaranteed Notes Trust 2010-R3, 2.40%, 12/08/20	537
491,623	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR USD + 0.400%), 2.88%, 2/06/20 (b)	492
Total NCUA Guaranteed (Cost - $1,028)		1,029

U.S. Treasury (6%)
2,500,000	US. Treasury Bill, 2.40%, 5/14/19 (e) (Cost - $2,498)	2,498

Investment Company (3%)
1,209,466	Payden Cash Reserves Money Market Fund *
	(Cost - $1,209)	1,209

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $ 42,163) (109%)		$41,656
Liabilities in excess of Other Assets (-9%)		(3,586)

Net Assets (100%)		$38,070

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(d)	Security was purchased on a delayed delivery basis.
(e)	Yield to maturity at time of purchase.

See notes to financial statements.

Semi-Annual Report    23

                Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Mortgage Backed	99%
Investment Company	1%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Mortgage Backed (144%)
488,475	FH 1J1279 ARM, (12 mo. LIBOR USD + 1.520%), 4.60%, 4/01/36 (a)	$507
734,519	FH 1Q0062 ARM, (6 mo. LIBOR USD + 1.562%), 4.19%, 11/01/35 (a)	759
373,567	FN 832100 ARM, (12 mo. LIBOR USD + 1.665%), 166.50%, 7/01/35 (a)	391
503,433	FN AK0419 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.274%), 4.52%, 12/01/27 (a)	523
256,301	FNR 2007-110 FA, (1 mo. LIBOR USD + 0.620%), 3.10%, 12/25/37 (a)	259
9,350,000	G2, 3.00%, 30YR TBA (b)	9,328
27,220,000	G2, 3.50%, 30YR TBA (b)	27,671
16,530,000	G2, 4.00%, 30YR TBA (b)	17,023
4,300,000	G2, 4.50%, 30YR TBA (b)	4,459
446,248	G2 3711 30YR, 5.50%, 5/20/35	488
586,403	G2 3747 30YR, 5.00%, 8/20/35	627
349,529	G2 3772 30YR, 5.00%, 10/20/35	374
664,434	G2 3785 30YR, 5.00%, 11/20/35	711
1,076,230	G2 3819 30YR, 5.50%, 2/20/36	1,179
830,495	G2 4802 30YR, 5.00%, 9/20/40	888
2,982,559	G2 4853 30YR, 4.00%, 11/20/40	3,100
460,420	G2 4978 30YR, 4.50%, 3/20/41	484
601,815	G2 5055 30YR, 4.50%, 5/20/41	633
1,258,288	G2 5083 30YR, 5.00%, 6/20/41	1,346
1,513,179	G2 5115 30YR, 4.50%, 7/20/41	1,592
499,012	G2 5140 30YR, 4.50%, 8/20/41	525
2,801,694	G2 5258 30YR, 3.50%, 12/20/41	2,862
629,176	G2 770239 30YR, 4.00%, 2/20/42	652
233,530	G2 80013 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 11/20/26 (a)	236
486,940	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/27 (a)	502
548,853	G2 80044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/27 (a)	566
653,634	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 3/20/27 (a)	674
565,633	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 4/20/27 (a)	583
52,428	G2 8006 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/22 (a)	53

Principal or Shares	Security Description	Value (000)

1,232,576	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 5/20/27 (a)	$1,270
2,364,185	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/28 (a)	2,441
590,551	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/28 (a)	610
1,036,298	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/28 (a)	1,070
1,398,590	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 4/20/28 (a)	1,443
69,615	G2 80311 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/29 (a)	72
1,375,910	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/29 (a)	1,428
231,341	G2 8041 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/22 (a)	233
73,806	G2 80424 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/30 (a)	76
202,897	G2 80428 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/30 (a)	211
398,423	G2 80541 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/31 (a)	414
293,939	G2 80569 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/32 (a)	305
74,370	G2 80579 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/32 (a)	77
1,011,799	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/32 (a)	1,053

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,237,266	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 12/20/33 (a)	$2,324
909,512	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/34 (a)	946
1,358,070	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/34 (a)	1,413
214,617	G2 80837 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/34 (a)	223
236,404	G2 81018 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/34 (a)	247
8,646	G2 81044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/34 (a)	9
33,435	G2 8121 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/23 (a)	34
849,303	G2 81214 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/35 (a)	884
320,365	G2 81220 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/35 (a)	330
287,158	G2 81278 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 3/20/35 (a)	299
1,252,827	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 3/20/35 (a)	1,304
130,341	G2 81938 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/37 (a)	132
1,764,518	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.63%, 5/20/38 (a)	1,831
1,087,800	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/38 (a)	1,135
118,215	G2 82151 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/38 (a)	120
53,118	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/23 (a)	54
2,135,697	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/40 (a)	2,224
1,198,427	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/40 (a)	1,248

Principal or Shares	Security Description	Value (000)

991,819	G2 82737 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/41 (a)	$1,033
307,802	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.50%, 1/20/42 (a)	317
125,146	G2 8358 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 1/20/24 (a)	128
526,907	G2 8547 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 11/20/24 (a)	540
72,568	G2 8595 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.38%, 2/20/25 (a)	74
20,255	G2 8855 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 10/20/21 (a)	20
259,495	G2 8968 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/26 (a)	268
850,900	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 10/20/26 (a)	876
1,545,063	G2 AY5138, 3.25%, 12/20/37	1,567
3,719,136	G2 MA0698 30YR, 3.00%, 1/20/43	3,719
3,530,985	G2 MA1012 30YR, 3.50%, 5/20/43	3,603
3,255,437	G2 MA1089 30YR, 3.00%, 6/20/43	3,255
3,049,078	G2 MA1520 30YR, 3.00%, 12/20/43	3,049
3,363,052	G2 MA2304 30YR, 4.00%, 10/20/44	3,477
2,933,886	G2 MA2522 30YR, 4.00%, 1/20/45	3,045
585,515	G2 MA3173 30YR, 3.50%, 10/20/45	597
1,814,470	G2 MA3454 30YR, 3.50%, 2/20/46	1,849
3,862,724	G2 MA3597 30YR, 3.50%, 4/20/46	3,936
3,564,556	G2 MA3662 30YR, 3.00%, 5/20/46	3,565
3,829,373	G2 MA3663 30YR, 3.50%, 5/20/46	3,902
3,360,792	G2 MA3735 30YR, 3.00%, 6/20/46	3,360
2,991,265	G2 MA3802 30YR, 3.00%, 7/20/46	2,991
1,351,383	G2 MA3936 30YR, 3.00%, 9/20/46	1,352
1,648,502	G2 MA4069 30YR, 3.50%, 11/20/46	1,680
437,477	G2 MA4127 30YR, 3.50%, 12/20/46	446
431,570	G2 MA4262 30YR, 3.50%, 2/20/47	440
1,419,968	G2 MA4321 30YR, 3.50%, 3/20/47	1,447
1,516,091	G2 MA4719 30yr, 3.50%, 9/20/47	1,543
1,280,798	G2 MA4962 30yr, 3.50%, 1/20/48	1,303
568,520	GN 366983 30YR, 4.00%, 6/15/41	590
1,379,465	GN 455989, 5.00%, 7/15/26	1,451
202,165	GN 558954, 5.25%, 5/15/29	215
724,796	GN 558956, 4.50%, 6/15/29	762
307,004	GN 605099 30YR, 5.50%, 3/15/34	339
675,499	GN 616826 30YR, 5.50%, 1/15/35	746
1,684,212	GN 710868 30YR, 5.50%, 9/15/39	1,834
547,337	GN 728153, 5.50%, 10/15/29	582
239,428	GN 728159, 5.25%, 11/15/29	254
261,194	GN 781636 30YR, 5.50%, 7/15/33	289
302,714	GN 781810 30YR, 5.50%, 10/15/34	335

Semi-Annual Report    25

        Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

1,295	GNR 2000-22 FG, (1 mo. LIBOR USD + 0.200%), 2.68%, 5/16/30 (a)	$1
2,365	GNR 2001-21 FN, (1 mo. LIBOR USD + 0.200%), 2.68%, 8/16/22 (a)	2
760,635	GNR 2001-22 FG, (1 mo. LIBOR USD + 0.350%), 2.83%, 5/16/31 (a)	761
372,061	GNR 2001-35 FA, (1 mo. LIBOR USD + 0.250%), 2.73%, 8/16/31 (a)	372
243,383	GNR 2001-59 FA, (1 mo. LIBOR USD + 0.400%), 2.88%, 11/16/24 (a)	244
168,613	GNR 2001-65 FV, (1 mo. LIBOR USD + 0.400%), 2.88%, 2/20/29 (a)	169
182,296	GNR 2002-13 FA, (1 mo. LIBOR USD + 0.500%), 2.98%, 2/16/32 (a)	182
523,456	GNR 2002-48 FG, (1 mo. LIBOR USD + 0.300%), 2.78%, 12/16/30 (a)	523
139,801	GNR 2002-48 FT, (1 mo. LIBOR USD + 0.200%), 2.68%, 12/16/26 (a)	140
313,363	GNR 2002-72 FA, (1 mo. LIBOR USD + 0.400%), 2.88%, 10/20/32 (a)	314
144,147	GNR 2002-72 FB, (1 mo. LIBOR USD + 0.400%), 2.88%, 10/20/32 (a)	144
1,004,718	GNR 2002-72 FE, (1 mo. LIBOR USD + 0.400%), 2.88%, 10/20/32 (a)	1,007
127,636	GNR 2002-76 F, (1 mo. LIBOR USD + 0.200%), 2.68%, 1/16/31 (a)	128
65,447	GNR 2002-76 FY, (1 mo. LIBOR USD + 0.300%), 2.78%, 12/16/26 (a)	65
902,654	GNR 2003-71 FC, (1 mo. LIBOR USD + 0.500%), 2.98%, 7/20/33 (a)	908
944,765	GNR 2003-94 FB, (1 mo. LIBOR USD + 0.300%), 2.78%, 12/16/30 (a)	946
1,730,527	GNR 2004-56 F, (1 mo. LIBOR USD + 0.400%), 2.88%, 6/20/33 (a)	1,740
996,715	GNR 2004-59 FH, (1 mo. LIBOR USD + 0.250%), 2.73%, 8/16/34 (a)	995
860,091	GNR 2004-86 FG, (1 mo. LIBOR USD + 0.400%), 2.88%, 7/20/34 (a)	862
266,873	GNR 2006-47 FA, (1 mo. LIBOR USD + 0.200%), 2.68%, 8/16/36 (a)	266
1,651,422	GNR 2006-60 FK, (1 mo. LIBOR USD + 0.200%), 2.68%, 11/20/36 (a)	1,645
1,237,642	GNR 2007-54 FC, (1 mo. LIBOR USD + 0.260%), 2.74%, 9/20/37 (a)	1,235

Principal or Shares	Security Description	Value (000)

470,541	GNR 2007-76 FB, (1 mo. LIBOR USD + 0.500%), 2.98%, 11/20/37 (a)	$473
1,461,039	GNR 2008-11 FB, (1 mo. LIBOR USD + 0.600%), 3.08%, 2/20/38 (a)	1,476
1,270,597	GNR 2008-15 CF, (1 mo. LIBOR USD + 0.510%), 2.99%, 2/20/38 (a)	1,278
359,618	GNR 2008-2 FH, (1 mo. LIBOR USD + 0.450%), 2.93%, 1/20/38 (a)	361
1,647,510	GNR 2008-67 UF, (1 mo. LIBOR USD + 0.450%), 2.93%, 6/20/38 (a)	1,660
579,016	GNR 2009-87 FB, (1 mo. LIBOR USD + 0.650%), 3.13%, 9/20/39 (a)	586
539,590	GNR 2010-57 WF, (1 mo. LIBOR USD + 0.400%), 2.88%, 3/16/38 (a)	540
622,994	GNR 2011-153 LF, (1 mo. LIBOR USD + 0.250%), 2.73%, 7/16/41 (a)	620
727,624	GNR 2012-18 AF, (1 mo. LIBOR USD + 0.300%), 2.78%, 2/20/38 (a)	724
1,732,594	GNR 2012-98 FM, (1 mo. LIBOR USD + 0.200%), 2.68%, 12/20/38 (a)	1,733
17,401,900	GNR 2014-79 ST, 0.86%, 7/20/29 (c)	370
1,004,449	GNR 2017-68 AF, (1 mo. LIBOR USD + 0.350%), 2.85%, 5/20/47 (a)	1,003
Total Mortgage Backed (Cost - $188,980)		188,707

Investment Company (2%)
2,052,589	Payden Cash Reserves Money Market Fund *
	(Cost - $2,053)	2,053
Total Investments (Cost - $191,033) (146%)		190,760
Liabilities in excess of Other Assets (-46%)		(59,822)
Net Assets (100%)		$130,938

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)	Security was purchased on a delayed delivery basis.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

26   Payden Mutual Funds

                Payden Core  Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Corporate	32%
Mortgage Backed	31%
U.S. Treasury	22%
Asset Backed	6%
Foreign Government	5%
Other	4%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
1,500,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 4.10%, 7/15/27 (a)(b)	$1,495
2,000,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 5.05%, 7/18/27 (a)(b)	1,929
1,565,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 5.39%, 4/22/27 (a)(b)	1,546
5,000,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 3.39%, 1/20/28 (a)(b)	4,972
2,320,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.750%), 4.35%, 6/09/30 (a)(b)	2,308
76,560	Chase Funding Mortgage Loan Asset-Backed Certificates, (1 mo. LIBOR USD + 0.660%), 3.14%, 11/25/32 (a)	76
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.220%), 3.81%, 7/20/30 (a)(b)	1,998
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%), 4.39%, 7/20/30 (a)(b)	1,691
1,863,935	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 12/17/33 (a)(b)	1,866
2,132,025	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR USD + 1.250%), 3.83%, 7/25/47 (a)(b)	2,137
2,600,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	2,581
1,300,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 4.02%, 9/15/28 (a)(b)	1,298
3,000,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 5.12%, 9/15/28 (a)(b)	2,969
1,600,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.89%, 1/20/30 (a)(b)	1,593
2,700,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 3.55%, 8/15/28 (a)(b)	2,706
1,950,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 3.92%, 8/15/28 (a)(b)	1,956
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 4.04%, 4/21/25 (a)(b)	2,533
2,400,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(b)	2,409
898,116	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	948
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 4.59%, 4/20/28 (a)(b)	1,741
2,150,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.500%), 4.08%, 7/25/26 (a)(b)	2,152

Principal or Shares	Security Description	Value (000)

2,000,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 3.100%), 5.68%, 7/25/26 (a)(b)	$2,001
2,700,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.62%, 6/15/28 (a)(b)	2,701
1,650,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.18%, 4/30/27 (a)(b)	1,643
3,343,200	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	3,409
1,900,000	Regatta Funding LP 2013-2A, 0.00%, 1/15/29	1,900
2,483,775	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	2,555
1,250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	1,256
2,290,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	2,369
Total Asset Backed (Cost - $60,673)		60,738

Bank Loans(c) (3%)
1,962,456	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 7/31/25	1,902
5,330,224	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 3/11/25	5,330
2,984,810	Ashland LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 5/17/24	2,987
1,965,000	BWAY Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.85%, 4/03/24	1,945
1,405,688	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 5.75%, 4/06/24	1,393
1,496,250	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 6.35%, 10/22/25	1,499
1,869,999	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.417%), 5.90%, 10/04/23	1,875
1,943,355	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 4.98%, 8/18/23	1,937
1,194,837	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 10/25/23	1,200
1,959,271	Infor (U.S.) Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 2/01/22	1,963
3,456,865	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 3/21/25	3,461

Semi-Annual Report    27

          Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,950,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 4.61%, 11/01/23	$2,951
3,805,875	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 5/30/25	3,808

Total Bank Loans (Cost - $32,280)		32,251

Corporate Bond (34%)
Financial (13%)
1,945,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	1,991
4,170,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/01/21	4,338
2,455,000	Alexandria Real Estate Equities Inc., 4.85%, 4/15/49	2,615
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,436
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,649
2,055,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	2,102
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (a)	5,244
3,145,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (a)	3,228
3,490,000	Barclays PLC, 4.38%, 9/11/24	3,519
2,950,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (b)	3,132
515,000	Block Financial LLC, 4.13%, 10/01/20	522
3,235,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	3,238
975,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, (a)(d)	979
2,905,000	Citigroup Inc., (3 mo. LIBOR USD + 0.897%), 3.35%, 4/24/25 (a)	2,924
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,272
900,000	Compass Bank, 3.88%, 4/10/25	902
1,250,000	Equinix Inc., 2.88%, 10/01/25 EUR (e)	1,444
2,315,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	2,446
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,689
1,340,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,304
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,356
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 3.92%, 2/15/23 (a)	2,478
1,330,000	FS KKR Capital Corp., 4.25%, 1/15/20	1,333
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	1,018
3,400,000	Goldman Sachs Group Inc./The, (3 mo. LIBOR USD + 0.750%), 3.40%, 2/23/23 (a)	3,388
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,742
2,985,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19 (b)	2,984
4,305,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.730%), 3.56%, 4/23/24 (a)	4,378
3,450,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (b)	3,726
2,450,000	Lincoln National Corp., 7.00%, 6/15/40	3,232
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%), 3.19%, 11/28/23 (a)(b)	2,334

Principal or Shares	Security Description	Value (000)

2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	$2,706
2,455,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%), 4.06%, 2/24/32 (a)	2,450
1,500,000	Massachusetts Mutual Life Insurance Co. 144A, 4.50%, 4/15/65 (b)	1,490
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%), 3.74%, 4/24/24 (a)	2,248
1,500,000	Nationwide Building Society 144A, (USD Swap Rate 11:00 am NY 1 + 1.849%), 4.13%, 10/18/32 (a)(b)	1,426
1,500,000	Nationwide Building Society 144A, (3 mo. LIBOR USD + 1.452%), 4.30%, 3/08/29 (a)(b)	1,536
2,000,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (b)	2,157
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	2,030
1,965,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	1,971
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	2,251
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (b)	2,372
2,215,000	Regions Bank, (3 mo. LIBOR USD + 0.500%), 3.19%, 8/13/21 (a)	2,209
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	2,015
2,820,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.480%), 3.50%, 5/15/23 (a)	2,820
1,295,000	Santander Holdings USA Inc., 2.65%, 4/17/20	1,292
2,325,000	Santander UK Group Holdings PLC, (3 mo. LIBOR USD + 1.570%), 4.80%, 11/15/24 (a)	2,431
835,000	Senior Housing Properties Trust, 4.75%, 5/01/24	831
1,045,000	Senior Housing Properties Trust, 6.75%, 4/15/20	1,058
4,470,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	4,478
2,740,000	SLM Corp., 5.13%, 4/05/22	2,706
1,560,000	Synchrony Bank, 3.00%, 6/15/22	1,550
227,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	311
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,116
2,760,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	2,846
3,750,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%), 4.32%, 11/23/31 (a)	3,766
		129,009
Industrial (15%)
1,450,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,443
2,440,000	AbbVie Inc., 4.25%, 11/14/28	2,500
2,400,000	Anheuser-Busch InBev Worldwide Inc., 4.60%, 4/15/48	2,347
4,810,000	AT&T Inc., 4.35%, 3/01/29	4,975
2,990,000	Avolon Holdings Funding Ltd. 144A, 4.38%, 5/01/26 (b)	2,976
1,755,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,771
1,950,000	Bayer U.S. Finance II LLC 144A, 4.25%, 12/15/25 (b)	1,978

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,755,000	Bayer U.S. Finance II LLC 144A, 4.38%, 12/15/28 (b)	$1,762
2,710,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,724
4,470,000	Broadcom Inc. 144A, 3.63%, 10/15/24 (b)	4,418
2,980,000	Broadcom Inc. 144A, 4.75%, 4/15/29 (b)	2,967
1,755,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	1,830
2,640,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	2,851
2,870,000	Cigna Corp. 144A, (3 mo. LIBOR USD + 0.650%), 3.26%, 9/17/21 (a)(b)	2,871
4,335,000	Cigna Corp. 144A, 4.13%, 11/15/25 (b)	4,484
1,205,000	Cigna Corp. 144A, 4.80%, 8/15/38 (b)	1,217
4,360,000	Conagra Brands Inc., 5.40%, 11/01/48	4,542
1,250,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (e)(f)	1,471
1,550,000	CVS Health Corp., 3.70%, 3/09/23	1,573
1,600,000	CVS Health Corp., 4.78%, 3/25/38	1,559
1,250,000	CVS Health Corp., 5.05%, 3/25/48	1,235
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 3.58%, 5/04/23 (a)(b)	3,273
700,000	DaVita Inc., 5.13%, 7/15/24	702
815,000	Delta Air Lines Inc., 2.88%, 3/13/20	815
1,560,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A, 6.02%, 6/15/26 (b)	1,692
1,695,000	Dignity Health, 3.13%, 11/01/22	1,705
1,165,000	Dignity Health, 4.50%, 11/01/42	1,100
2,100,000	Dollar Tree Inc., 3.70%, 5/15/23	2,136
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,409
3,350,000	Express Scripts Holding Co., 3.05%, 11/30/22	3,345
2,215,000	FedEx Corp., 4.95%, 10/17/48	2,278
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,535
2,040,000	HCA Inc., 5.00%, 3/15/24	2,162
2,380,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	2,382
1,725,000	Keurig Dr Pepper Inc. 144A, 4.42%, 5/25/25 (b)	1,803
1,447,647	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	1,442
3,000,000	Lennar Corp., 4.75%, 11/29/27	3,073
1,515,000	Marathon Oil Corp., 6.60%, 10/01/37	1,827
2,950,000	Mars Inc. 144A, 3.88%, 4/01/39 (b)	2,941
1,200,000	Millicom International Cellular SA 144A, 6.25%, 3/25/29 (b)	1,245
2,805,000	Mylan NV, 3.95%, 6/15/26	2,704
1,045,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	1,330
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,504
3,015,000	Orange SA, 9.00%, 3/01/31	4,421
1,001,000	Perrigo Finance PLC, 3.50%, 12/15/21	986
346,537	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 2/15/21	348
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,644
1,485,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,468
4,060,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	4,002

Principal or Shares	Security Description	Value (000)

4,190,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (b)	$4,227
1,475,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,418
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,978
650,000	Time Warner Inc., 2.95%, 7/15/26	624
4,820,000	Toledo Hospital, 6.02%, 11/15/48	5,298
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23 (g)	2,142
1,195,000	Tribune Media Co., 5.88%, 7/15/22	1,218
1,200,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (b)	1,158
710,000	United Rentals North America Inc., 5.75%, 11/15/24	732
2,110,000	United Technologies Corp., 4.13%, 11/16/28	2,203
1,375,000	United Technologies Corp., 4.45%, 11/16/38	1,437
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	2,459
5,500,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	5,689
1,120,000	Wabtec Corp., 4.40%, 3/15/24	1,152
2,100,000	Wabtec Corp., 4.95%, 9/15/28	2,166
3,680,000	Walmart Inc., 3.05%, 7/08/26	3,719
1,010,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	1,035
		149,421

Utility (6%)
264,747	Alliance Pipeline LP 144A, 7.00%, 12/31/19 (b)	267
1,890,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (b)	1,931
990,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	979
2,480,000	Cenovus Energy Inc., 6.75%, 11/15/39	2,847
1,170,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	1,186
2,200,000	Encana Corp., 6.63%, 8/15/37	2,620
2,700,000	Energy Transfer Operating LP, 6.50%, 2/01/42	3,052
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%), 6.00%, (a)(d)	1,299
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,445
2,960,000	Enterprise Products Operating LLC, 4.80%, 2/01/49	3,155
1,800,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,836
1,850,000	EQT Corp., 3.00%, 10/01/22	1,819
1,320,445	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	1,345
1,300,000	Hess Corp., 5.60%, 2/15/41	1,363
2,000,000	Hess Corp., 7.30%, 8/15/31	2,427
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	2,294
2,355,000	Midwest Connector Capital Co. LLC 144A, 4.63%, 4/01/29 (b)	2,445
3,450,000	NextEra Energy Capital Holdings Inc., 3.50%, 4/01/29	3,459
1,715,000	NiSource Inc., 3.65%, 6/15/23	1,754
2,000,000	ONEOK Partners LP, 6.65%, 10/01/36	2,339
4,000,000	Pertamina Persero PT 144A, 4.30%, 5/20/23 (b)	4,114
1,360,000	PSEG Power LLC, 3.85%, 6/01/23	1,397
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,800
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	4,679
3,635,000	Tampa Electric Co., 4.45%, 6/15/49	3,763

Semi-Annual Report    29

          Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,900,000	Valero Energy Corp., 6.63%, 6/15/37	$2,332
		59,947

Total Corporate Bond (Cost - $333,023)		338,377
Foreign Government (5%)
8,200,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL (e)	2,226
1,960,000	Colombia Government International Bond, 3.88%, 4/25/27	1,990
1,200,000	Colombia Government International Bond, 4.50%, 3/15/29	1,267
1,200,000	Colombia Government International Bond, 5.00%, 6/15/45	1,259
1,800,000	Egypt Government International Bond 144A, 4.75%, 4/16/26 EUR (b)(e)	1,984
1,990,000	Egypt Government International Bond 144A, 6.20%, 3/01/24 (b)	2,008
1,700,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (b)(e)	1,883
1,500,000	Ghana Government International Bond 144A, 8.95%, 3/26/51 (b)	1,488
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,244
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(e)	2,532
2,515,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	2,520
2,125,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 3.75%, 7/25/23 (b)	2,182
1,250,000	Oman Government International Bond 144A, 5.63%, 1/17/28 (b)	1,191
2,180,000	Provincia de Buenos Aires 144A, 5.75%, 6/15/19 (b)	2,172
980,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (b)	1,055
920,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (b)	1,029
2,000,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	2,051
8,600,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (e)	2,267
30,000,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR (e)	2,321
2,800,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (b)	2,914
2,340,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	2,302
854,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	925
2,000,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	1,988
4,640,000	Sri Lanka Government International Bond 144A, 6.85%, 3/14/24 (b)	4,700

Total Foreign Government (Cost - $48,314)		48,498

Mortgage Backed (33%)
3,394,583	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 0.980%), 3.46%, 11/14/35 (a)(b)	3,406

Principal or Shares	Security Description	Value (000)

54,242,414	BANK 2018-BNK14, 0.68%, 9/15/60 (h)	$2,023
50,110,922	BENCHMARK 2018-B4, 0.69%, 7/15/51 (h)	1,831
5,000,000	BHMS 2018-ATLS 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 7/15/35 (a)(b)	5,006
2,369,785	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 4.52%, 11/15/35 (a)(b)	2,387
1,600,227	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%), 3.03%, 1/25/30 (a)	1,599
4,359,579	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%), 3.08%, 7/25/30 (a)	4,359
3,900,908	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.720%), 3.20%, 1/25/31 (a)	3,906
1,748,188	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 3.43%, 10/25/29 (a)	1,751
1,921,336	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 3.78%, 4/25/29 (a)	1,929
1,747,073	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 12.73%, 1/25/29 (a)	2,359
499,025	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 13.23%, 1/25/29 (a)	656
1,694,716	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.73%, 9/25/28 (a)	2,474
4,374,521	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,341
3,440,000	Fannie Mae-Aces, 3.82%, 9/25/30 (h)	3,618
4,592,886	FG Q12837 30YR, 3.00%, 11/01/42	4,564
1,015,268	FG Q17641 30YR, 3.00%, 4/01/43	1,009
3,524,547	FH 2B5447 ARM, (12 mo. LIBOR USD + 1.620%), 2.75%, 7/01/46 (a)	3,538
12,540,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.06%, 8/25/24 (h)	12,761
13,200,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.60%, 2/25/25 (h)	13,777
500,000	FN, 2.50%, 15YR TBA (i)	495
14,050,000	FN, 3.00%, 30YR TBA (i)	13,886
4,320,000	FN, 3.00%, 15YR TBA (i)	4,342
10,820,000	FN, 3.50%, 30YR TBA (i)	10,919
1,770,000	FN, 4.00%, 30YR TBA (i)	1,817
1,699,897	FN 254766 30YR, 5.00%, 6/01/33	1,825
765,281	FN 725027 30YR, 5.00%, 11/01/33	822
1,270,298	FN 725423 30YR, 5.50%, 5/01/34	1,399
1,105,057	FN 725424 30YR, 5.50%, 4/01/34	1,217
2,114,793	FN 995203 30YR, 5.00%, 7/01/35	2,270
4,294,066	FN AB4937 30YR, 3.50%, 4/01/42	4,368
1,584,331	FN AJ7689 30YR, 4.00%, 12/01/41	1,641
3,432,952	FN AL2221 15YR, 3.00%, 7/01/27	3,465
1,525,785	FN AL2521 30YR, 3.50%, 9/01/42	1,552
8,039,517	FN AL9373 15YR, 2.50%, 10/01/31	7,974
5,226,312	FN AS4168 30YR, 4.00%, 12/01/44	5,396
2,422,291	FN AS4885 30YR, 3.50%, 5/01/45	2,454
8,100,098	FN AS7170 30YR, 3.50%, 5/01/46	8,202
945,724	FN AS8195 15YR, 2.50%, 10/01/31	938
5,375,570	FN AS8305 30YR, 3.00%, 11/01/46	5,322
5,047,121	FN AS8710 15YR, 2.50%, 2/01/32	5,006

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

6,248,671	FN AS8807 30YR, 3.50%, 2/01/47	$6,321
2,603,004	FN AX3596 15YR, 3.00%, 7/01/27	2,627
4,965,823	FN AY4200 30YR, 3.00%, 5/01/45	4,925
4,857,046	FN BE9567 30YR, 3.50%, 4/01/47	4,914
3,966,893	FN BJ9215 30YR, 4.00%, 6/01/48	4,083
6,219,497	FN BM2007 30YR, 4.00%, 9/01/48	6,395
1,067,454	FN BM4862 15YR, 3.00%, 8/01/31	1,076
2,217,503	FN CA2469 30YR, 4.00%, 10/01/48	2,284
1,233,537	FN MA2671 30YR, 3.50%, 7/01/46	1,248
5,912,450	FN MA3155 15YR, 3.00%, 10/01/32	5,948
2,834,971	FN MA3238 30YR, 3.50%, 1/01/48	2,865
10,956,600	FN MA3356 30YR, 3.50%, 5/01/48	11,071
8,375,497	FN MA3521 30YR, 4.00%, 11/01/48	8,613
910,000	Freddie Mac Multifamily Structured Pass Through Certificates, 3.59%, 1/25/25	950
1,500,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 3.28%, 3/25/49 (a)(b)	1,501
3,938,253	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 3.68%, 10/25/29 (a)	3,960
2,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.300%), 3.78%, 4/25/29 (a)	2,312
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	1,301
1,247,865	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.000%), 12.48%, 7/25/29 (a)	1,352
1,691,534	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.73%, 12/25/28 (a)	2,315
3,390,000	G2, 3.00%, 30YR TBA (i)	3,382
3,440,000	G2, 3.50%, 30YR TBA (i)	3,497
4,610,000	G2, 4.00%, 30YR TBA (i)	4,748
5,580,000	G2, 4.50%, 30YR TBA (i)	5,787
5,218,353	G2 4853 30YR, 4.00%, 11/20/40	5,424
2,256,978	G2 5115 30YR, 4.50%, 7/20/41	2,374
123,948	G2 5140 30YR, 4.50%, 8/20/41	130
1,683,547	G2 5175 30YR, 4.50%, 9/20/41	1,771
5,112,670	G2 5258 30YR, 3.50%, 12/20/41	5,222
5,124,733	G2 MA2522 30YR, 4.00%, 1/20/45	5,319
5,504,723	G2 MA3663 30YR, 3.50%, 5/20/46	5,609
9,930,768	G2 MA3802 30YR, 3.00%, 7/20/46	9,930
2,050,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(h)	2,027
3,931,095	GN 783716 30YR, 3.00%, 2/15/43	3,935
1,744,793	GN 784182 30YR, 4.50%, 8/15/46	1,843
1,341,220	GN AA5452 30YR, 3.50%, 7/15/42	1,371
69,793	HarborView Mortgage Loan Trust 2004-10, 4.24%, 1/19/35 (h)	70
217,441	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	189
1,821,201	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(h)	1,821
4,655,888	JP Morgan Mortgage Trust 2018-8 144A, 4.00%, 1/25/49 (b)(h)	4,720

Principal or Shares	Security Description	Value (000)

27,578	Landmark Mortgage Securities PLC, (3 mo. LIBOR GBP + 0.220%), 1.07%, 6/17/38 GBP (a)(e)(f)	$35
2,500,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32 (b)(h)	2,475
15,921,308	Morgan Stanley Capital I Trust 2018-H3, 1.00%, 7/15/51 (h)	931
23,970	Morgan Stanley Mortgage Loan Trust, 4.40%, 7/25/34 (h)	24
481,294	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(h)	489
829,878	New Residential Mortgage Loan Trust 2014-3 144A, 3.75%, 11/25/54 (b)(h)	844
1,741,386	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57 (b)(h)	1,795
193,453	Prime Mortgage Trust, 5.00%, 10/25/35	189
1,383,611	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,134
2,388,593	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 4.13%, 4/25/43 (a)(b)	2,407
4,800,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 3.73%, 2/25/47 (a)(b)	4,819
3,325,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 4.88%, 2/25/47 (a)(b)	3,431
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(b)	1,422
457	Structured Asset Mortgage Investments Trust 2003-CL1, 2.67%, 7/25/32 (h)	—
483,856	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.58%, 7/25/37 (h)	440
3,360,000	Wells Fargo Commercial Mortgage Trust 2015-LC22, 3.84%, 9/15/58	3,510
Total Mortgage Backed (Cost - $327,230)		331,779
Municipal (1%)
2,600,000	City of Portland OR, 7.70%, 6/01/22	2,877
770,000	State Board of Administration Finance Corp., 3.00%, 7/01/20	773
4,000,000	State of California, 3.38%, 4/01/25	4,145
1,495,000	State of California, 7.55%, 4/01/39	2,281
1,000,000	State of Washington, 1.70%, 7/01/20	990
365,000	University of California, 3.26%, 5/15/24	374
Total Municipal (Cost - $10,607)		11,440
U.S. Treasury (24%)
34,260,000	U.S. Treasury Bill, 2.39%, 6/06/19 (j)	34,179
50,010,000	U.S. Treasury Bond, 3.00%, 2/15/49 (k)	50,639
18,700,000	U.S. Treasury Note, 2.50%, 2/15/22	18,831
21,755,000	U.S. Treasury Note, 2.50%, 1/31/24	21,962
67,200,000	U.S. Treasury Note, 2.63%, 1/31/26	68,153
26,710,000	U.S. Treasury Note, 2.63%, 2/15/29	26,985
9,260,000	U.S. Treasury Note, 2.75%, 9/30/20	9,313
4,960,000	U.S. Treasury Note, 2.88%, 10/15/21	5,034
Total U.S. Treasury (Cost - $232,975)		235,096

Semi-Annual Report    31

          Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

Investment Company (1%)
5,071,262	Payden Cash Reserves Money Market Fund *
	(Cost - $5,071)	$5,071
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $1,473)		3,971
Total Investments, Before Options Written
(Cost - $1,051,646) (107%)		1,067,221
Written Swaptions (0%)
Total Written Swaptions (Cost - $(1,253))		(3,733)
Total Investments (Cost - $1,050,393) (107%)		1,063,488
Liabilities in excess of Other Assets (-7%)		(71,030)
Net Assets (100%)		$992,458

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.
(e)	Principal in foreign currency.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $1,020 and the total market value of the collateral held by the Fund is $1,040. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(i)	Security was purchased on a delayed delivery basis.
(j)	Yield to maturity at time of purchase.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15%	Citibank, N.A.	$251,100	06/26/2020	$2,340	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975%	Barclays Bank PLC	122,300	09/27/2019	1,631	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
Total Swaptions				$3,971

32   Payden Mutual Funds

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15%	Citibank, N.A.	$251,100	06/26/2019	$(2,301)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90%	Barclays Bank PLC	51,000	09/27/2019	(1,432)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(3,733)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 10,042	NOK 85,416	Barclays Bank PLC	06/13/2019	$ 124
USD 10,033	SEK 92,584	Barclays Bank PLC	06/13/2019	250
USD 2,339	PLN 8,890	Barclays Bank PLC	06/21/2019	8
USD 9,604	EUR 8,519	Citibank, N.A.	05/08/2019	43
USD 10,129	NOK 85,871	HSBC Bank USA, N.A.	05/16/2019	169
USD 9,980	CAD 13,207	HSBC Bank USA, N.A.	05/16/2019	118
				712
Liabilities:
CAD 13,207	USD 9,874	HSBC Bank USA, N.A.	05/16/2019	(12)
NOK 85,416	USD 10,008	Barclays Bank PLC	06/13/2019	(90)
NOK 85,871	USD 9,998	HSBC Bank USA, N.A.	05/16/2019	(38)
SEK 92,584	USD 9,963	Barclays Bank PLC	06/13/2019	(180)

				(320)
Net Unrealized Appreciation (Depreciation)				$ 392
Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	1,165	Dec-19	$38	$(254)	$(254)
U.S. Long Bond Future	155	Jun-19	22,858	307	307
U.S. Treasury 10-Year Note Future	47	Jun-19	5,813	—	—
U.S. Treasury 5-Year Note Future	130	Jun-19	15,033	117	117
					170
Short Contracts:
3-Month GBP LIBOR Option Future	1,165	Dec-19	(4)	77	77
U.S. 10-Year Ultra Future	283	Jun-19	(37,294)	(525)	(525)
U.S. Ultra Bond Future	26	Jun-19	(4,271)	(72)	(72)
					(520)

Total Futures					$(350)

Semi-Annual Report    33

          Payden Core Bond Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,020
Non-cash Collateral[2]	(1,020)
Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

34   Payden Mutual Funds

                Payden Corporate  Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Financial	37%
Consumer Non-Cyclical	13%
Energy	12%
Communications	8%
Utility	6%
Other	24%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Corporate Bond (94%)
Basic Industry (5%)
2,000,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (a)	$2,125
1,500,000	Ashland LLC, 6.88%, 5/15/43	1,609
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (a)	645
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,129
1,735,000	Caterpillar Financial Services Corp., 3.65%, 12/07/23	1,797
2,000,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	2,032
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (a)	471
605,000	Dow Chemical Co., 9.40%, 5/15/39	930
1,500,000	DowDuPont Inc., 4.21%, 11/15/23	1,573
1,740,000	FedEx Corp., 4.95%, 10/17/48	1,790
1,485,000	GATX Corp., 4.35%, 2/15/24	1,543
450,000	Keysight Technologies Inc., 3.30%, 10/30/19	451
880,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 4.45%, 1/29/26 (a)	907
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (a)	1,464
380,000	United Technologies Corp., 3.95%, 8/16/25	397
685,000	United Technologies Corp., 4.13%, 11/16/28	715
600,000	United Technologies Corp., 4.63%, 11/16/48	637
1,595,000	Wabtec Corp., 4.95%, 9/15/28	1,645

		21,860

Communications (9%)
970,000	AT&T Inc., 3.60%, 2/17/23	991
1,600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 3.78%, 6/12/24 (b)	1,608
1,700,000	AT&T Inc., 4.85%, 3/01/39	1,742
3,000,000	AT&T Inc., 5.45%, 3/01/47	3,293
1,000,000	AT&T Inc., 6.40%, 5/15/38	1,174
450,000	Baidu Inc., 4.38%, 5/14/24	469
200,000	Baidu Inc., 4.38%, 3/29/28	206
2,275,000	Baidu Inc., 4.88%, 11/14/28	2,427
1,705,000	Comcast Corp., 3.95%, 10/15/25	1,788
1,170,000	Comcast Corp., 4.95%, 10/15/58	1,310
345,000	Fox Corp. 144A, 4.03%, 1/25/24 (a)	359
1,760,000	Fox Corp. 144A, 5.58%, 1/25/49 (a)	2,000
2,475,000	Orange SA, 9.00%, 3/01/31	3,629
243,750	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	244
2,500,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 5.15%, 3/20/28 (a)	2,581
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,159
2,000,000	Tencent Holdings Ltd. 144A, 3.28%, 4/11/24 (a)	2,005

Principal or Shares	Security Description	Value (000)

2,305,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (a)	$2,325
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,061
2,063,000	Verizon Communications Inc., 4.75%, 11/01/41	2,222
280,000	Verizon Communications Inc., 4.86%, 8/21/46	305
1,535,000	Vodafone Group PLC, (5 yr. Swap Semi 30/360 USD + 4.873%), 7.00%, 4/04/79	1,615
475,000	Walt Disney Co. 144A, 9.50%, 7/15/24 (a)	615

		35,128

Consumer Cyclical (6%)
1,780,000	American Honda Finance Corp., 3.55%, 1/12/24	1,839
429,181	Continental Airlines 2007-1 Class B Pass-Through Trust, 6.90%, 4/19/22	447
3,700,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (a)	3,788
830,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%), 3.29%, 4/17/20 (b)	830
730,000	Ford Motor Co., 7.45%, 7/16/31	848
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	992
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	575
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	392
1,200,000	General Motors Co., 6.75%, 4/01/46	1,331
3,000,000	Home Depot Inc., 4.50%, 12/06/48	3,284
1,920,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.630%), 3.24%, 9/21/21 (a)(b)	1,909
2,595,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (a)	2,632
745,000	Volkswagen Group of America Finance LLC 144A, 4.00%, 11/12/21 (a)	761
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	1,764
880,000	Walmart Inc., 2.85%, 7/08/24	885
1,555,000	Walmart Inc., 3.25%, 7/08/29	1,572

		23,849

Consumer Non-Cyclical (13%)
685,000	AbbVie Inc., 3.75%, 11/14/23	701
1,365,000	AbbVie Inc., 4.25%, 11/14/28	1,399
685,000	AbbVie Inc., 4.88%, 11/14/48	677
1,285,000	Advocate Health & Hospitals Corp., 3.83%, 8/15/28	1,340
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,265
300,000	Anthem Inc., 2.95%, 12/01/22	300
1,195,000	AstraZeneca PLC, 3.50%, 8/17/23	1,226
985,000	Bacardi Ltd. 144A, 5.30%, 5/15/48 (a)	958
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	706

Semi-Annual Report    35

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,000,000	Bayer U.S. Finance II LLC 144A, 4.38%, 12/15/28 (a)	$1,004
675,000	Bayer U.S. Finance II LLC 144A, 4.88%, 6/25/48 (a)	654
135,000	Block Financial LLC, 4.13%, 10/01/20	137
700,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	701
1,500,000	Cigna Corp. 144A, (3 mo. LIBOR USD + 0.650%), 3.26%, 9/17/21 (a)(b)	1,500
700,000	Cigna Corp. 144A, 4.13%, 11/15/25 (a)	724
1,100,000	Cigna Corp. 144A, 4.38%, 10/15/28 (a)	1,136
895,000	Cigna Corp. 144A, 4.90%, 12/15/48 (a)	905
1,455,000	Conagra Brands Inc., 4.60%, 11/01/25	1,539
1,445,000	Conagra Brands Inc., 5.40%, 11/01/48 (c)	1,505
715,000	CVS Health Corp., 4.78%, 3/25/38	697
725,000	CVS Health Corp., 5.05%, 3/25/48	717
110,000	Dignity Health, 3.13%, 11/01/22	111
740,000	Dignity Health, 4.50%, 11/01/42	699
1,540,000	Georgetown University, 4.32%, 4/01/49	1,685
1,670,000	Keurig Dr Pepper Inc., 3.13%, 12/15/23	1,671
731,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	732
195,000	Land O’ Lakes Inc. 144A, 6.00% (a)	201
2,600,000	Land O’ Lakes Inc. 144A, 7.00% (a)(d)	2,520
1,900,000	Mars Inc. 144A, 4.13%, 4/01/54 (a)	1,910
2,520,000	McKesson Corp., 3.65%, 11/30/20	2,554
570,000	Mylan NV, 3.95%, 6/15/26	549
420,000	Mylan NV, 5.25%, 6/15/46	382
690,000	Nestle Holdings Inc. 144A, 3.35%, 9/24/23 (a)	707
690,000	Nestle Holdings Inc. 144A, 3.50%, 9/24/25 (a)	715
1,250,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,253
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	223
945,000	Pfizer Inc., 7.20%, 3/15/39	1,364
2,250,000	Roche Holdings Inc. 144A, 3.63%, 9/17/28 (a)	2,354
640,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	633
1,920,000	Smithfield Foods Inc. 144A, 5.20%, 4/01/29 (a)	1,966
2,000,000	Takeda Pharmaceutical Co. Ltd. 144A, 4.40%, 11/26/23 (a)	2,104
2,000,000	Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	1,963
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	299
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	866
885,000	Toledo Hospital, 5.75%, 11/15/38	976
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,391
1,350,000	Tyson Foods Inc., 5.10%, 9/28/48	1,408
2,100,000	Zimmer Biomet Holdings Inc., 3.70%, 3/19/23	2,129
		54,156
Energy (13%)
134,015	Alliance Pipeline LP/United States 144A, 7.00%, 12/31/19 (a)	135
1,535,000	Antero Resources Corp., 5.13%, 12/01/22	1,547
430,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	425
2,000,000	BP Capital Markets America Inc., 3.80%, 9/21/25	2,081
1,405,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,613
2,240,000	Enbridge Inc., 4.25%, 12/01/26	2,336
985,000	Encana Corp., 7.38%, 11/01/31	1,238

Principal or Shares	Security Description	Value (000)

1,000,000	Energy Transfer Operating LP, 4.15%, 10/01/20	$1,015
1,550,000	Energy Transfer Operating LP, 6.50%, 2/01/42	1,752
1,270,000	Energy Transfer Operating LP, 7.50%, 10/15/20	1,351
1,745,000	Enterprise Products Operating LLC, 4.15%, 10/16/28	1,839
3,000,000	EQM Midstream Partners LP, 6.50%, 7/15/48	3,096
650,000	Gulf South Pipeline Co. LP, 4.00%, 6/15/22	657
850,000	Hess Corp., 5.60%, 2/15/41	891
1,000,000	Hess Corp., 7.30%, 8/15/31	1,213
750,000	Kinder Morgan Energy Partners LP,
	6.55%, 9/15/40	869
800,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 3.88%, 1/15/23 (b)	804
250,000	Kinder Morgan Inc. 144A, 5.00%, 2/15/21 (a)	258
836,000	Laredo Petroleum Inc., 5.63%, 1/15/22	792
2,260,000	Midwest Connector Capital Co. LLC 144A, 4.63%, 4/01/29 (a)	2,346
1,500,000	Motiva Enterprises LLC 144A, 6.85%, 1/15/40 (a)	1,777
2,000,000	MPLX LP, 4.50%, 4/15/38	1,922
1,700,000	Nexen Inc., 7.88%, 3/15/32	2,368
275,000	ONEOK Inc., 4.25%, 2/01/22	283
800,000	ONEOK Partners LP, 6.65%, 10/01/36	935
1,200,000	Petro-Canada, 7.88%, 6/15/26	1,470
333,600	Ras Laffan Liquefied Natural Gas Co. Ltd. II 144A, 5.30%, 9/30/20 (a)	338
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	415
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	494
1,545,000	Saudi Arabian Oil Co. 144A, 4.38%, 4/16/49 (a)	1,505
2,500,000	Sinopec Group Overseas Development 2013 Ltd. 144A, 4.38%, 10/17/23 (a)	2,616
2,000,000	SM Energy Co., 6.75%, 9/15/26 (c)	1,925
1,165,000	SRC Energy Inc., 6.25%, 12/01/25	1,113
1,990,000	TransCanada PipeLines Ltd., 5.10%, 3/15/49	2,145
965,000	Western Midstream Operating LP, 5.45%, 4/01/44	1,004
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	1,990
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	3,078
		51,636
Financial (37%)
975,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	998
925,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	945
830,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 10/01/25	850
1,000,000	Aircastle Ltd., 4.13%, 5/01/24	1,003
1,500,000	Alexandria Real Estate Equities Inc., 4.85%, 4/15/49	1,598
1,851,000	American Express Co., 8.15%, 3/19/38 (c)	2,755
800,000	American Financial Group Inc./OH, 4.50%, 6/15/47 (c)	762
700,000	Aon Corp., 6.25%, 9/30/40	855
575,000	Aon PLC, 4.75%, 5/15/45	602
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	990
875,000	Ares Capital Corp., 3.63%, 1/19/22	875
1,180,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	1,207
1,200,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	1,229

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25	$1,617
950,000	Bank of America Corp., (3 mo. LIBOR USD + 0.780%), 3.55%, 3/05/24 (b)	964
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27	982
2,340,000	Bank of America NA, (3 mo. LIBOR USD + 0.650%), 3.34%, 1/25/23 (b)	2,368
1,100,000	Bank of Montreal, (3 mo. LIBOR USD + 0.460%), 3.06%, 4/13/21 (b)	1,105
2,275,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (b)	2,335
1,385,000	Bank of New York Mellon Corp., 3.45%, 8/11/23	1,417
1,840,000	Bank of New Zealand 144A, 3.50%, 2/20/24 (a)	1,869
3,000,000	Bank of Nova Scotia, 3.40%, 2/11/24 (c)	3,054
1,020,000	Barclays PLC, 4.38%, 9/11/24	1,028
800,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%), 4.61%, 2/15/23 (b)	820
1,050,000	Berkshire Hathaway Finance Corp., 4.25%, 1/15/49	1,100
850,000	BNZ International Funding Ltd./London 144A, 3.38%, 3/01/23 (a)	859
975,000	Brookfield Finance Inc., 4.70%, 9/20/47	950
1,000,000	Brookfield Finance Inc., 4.85%, 3/29/29	1,052
1,830,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	1,832
2,100,000	Capital One Financial Corp., 3.30%, 10/30/24	2,099
201,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (a)	204
1,500,000	Citibank NA, 3.40%, 7/23/21	1,522
850,000	Citibank NA, 3.65%, 1/23/24	875
425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (b)	423
1,203,000	Citigroup Inc., (3 mo. LIBOR USD + 0.722%), 3.14%, 1/24/23 (b)	1,208
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,314
2,750,000	Citizens Bank NA/Providence RI, 3.75%, 2/18/26	2,820
1,500,000	Credit Suisse AG/New York NY, 3.00%, 10/29/21	1,508
250,000	Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	264
1,750,000	CubeSmart LP, 4.38%, 2/15/29	1,799
630,000	Digital Realty Trust LP, 3.63%, 10/01/22	639
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,071
1,030,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	1,088
1,400,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	1,478
640,000	FS KKR Capital Corp., 4.25%, 1/15/20	641
2,000,000	GLP Capital LP/GLP Financing II Inc., 4.88%, 11/01/20	2,043
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	598
300,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	305
2,000,000	Goldman Sachs Group Inc., 3.85%, 7/08/24	2,051
2,600,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	2,790
2,000,000	HCP Inc., 3.40%, 2/01/25	2,002

Principal or Shares	Security Description	Value (000)

1,550,000	High Street Funding Trust I 144A, 4.11%, 2/15/28 (a)	$1,582
1,967,000	Hospitality Properties Trust, 3.95%, 1/15/28	1,835
1,650,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.211%), 3.80%, 3/11/25	1,682
800,000	Huntington Bancshares Inc./OH, 4.00%, 5/15/25	832
1,185,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19 (a)	1,185
1,000,000	International Lease Finance Corp., 4.63%, 4/15/21	1,028
1,500,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.935%), 2.78%, 4/25/23 (b)	1,492
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%), 3.51%, 6/18/22 (b)	811
1,700,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (b)	1,764
900,000	Kimco Realty Corp., 4.25%, 4/01/45	856
1,400,000	KKR Group Finance Co. III LLC 144A, 5.13%, 6/01/44 (a)	1,455
1,800,000	Lincoln National Corp., 7.00%, 6/15/40	2,374
1,500,000	Lloyds Banking Group PLC, 3.90%, 3/12/24	1,530
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	543
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	1,009
2,317,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%), 4.06%, 2/24/32 (b)	2,312
1,305,000	Marsh & McLennan Cos. Inc., 3.50%, 12/29/20	1,322
1,030,000	Marsh & McLennan Cos. Inc., 3.88%, 3/15/24	1,071
142,000	Massachusetts Mutual Life Insurance Co. 144A, 8.88%, 6/01/39 (a)	222
950,000	MetLife Inc., 4.88%, 11/13/43	1,068
1,175,000	Metropolitan Life Global Funding I 144A, 3.60%, 1/11/24 (a)	1,210
2,500,000	Mitsubishi UFJ Financial Group Inc., 4.15%, 3/07/39	2,617
3,000,000	Morgan Stanley, 4.10%, 5/22/23	3,104
800,000	National Retail Properties Inc., 3.90%, 6/15/24	821
1,180,000	National Rural Utilities Cooperative Finance Corp., 4.40%, 11/01/48	1,262
1,500,000	Nationwide Building Society 144A, (USD Swap Rate 11:00 am NY 1 + 1.849%), 4.13%, 10/18/32 (a)(b)	1,426
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	782
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	2,703
1,715,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (a)	1,720
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	683
1,000,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,180
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	699
1,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	1,034
2,000,000	Prudential Financial Inc., (3 mo. LIBOR USD + 2.380%), 4.50%, 9/15/47 (b)	1,963

Semi-Annual Report    37

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,175,000	Regions Financial Corp., 3.80%, 8/14/23	$2,243
2,740,000	Royal Bank of Canada, 3.70%, 10/05/23	2,833
1,900,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.762%), 4.27%, 3/22/25	1,938
450,000	Santander Holdings USA Inc., 3.70%, 3/28/22	455
930,000	Santander Holdings USA Inc., 4.40%, 7/13/27	946
1,855,000	Santander UK Group Holdings PLC, (3 mo. LIBOR USD + 1.570%), 4.80%, 11/15/24 (b)	1,940
230,000	Senior Housing Properties Trust, 6.75%, 4/15/20	233
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,617
1,600,000	State Street Corp., (3 mo. LIBOR USD + 0.770%), 3.78%, 12/03/24 (b)	1,656
1,135,000	Sumitomo Mitsui Financial Group Inc., 2.06%, 7/14/21	1,117
1,527,000	Sumitomo Mitsui Financial Group Inc., 2.44%, 10/19/21	1,513
1,415,000	SunTrust Bank/Atlanta GA, 4.05%, 11/03/25	1,489
1,000,000	Synchrony Bank, 3.00%, 6/15/22	993
250,000	Synchrony Financial, 3.75%, 8/15/21	254
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	620
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	2,739
2,090,000	Toronto-Dominion Bank, 3.25%, 6/11/21	2,116
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	921
1,000,000	Travelers Cos. Inc., 4.05%, 3/07/48	1,030
400,000	Ventas Realty LP, 3.85%, 4/01/27	403
2,750,000	Ventas Realty LP, 4.88%, 4/15/49	2,874
800,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	831
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,137
1,955,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	2,030
1,330,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,372
2,450,000	Wells Fargo & Co., 3.75%, 1/24/24	2,523
1,350,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%), 4.32%, 11/23/31 (b)	1,356

		153,119

Industrial (1%)
2,175,000	Avolon Holdings Funding Ltd. 144A, 4.38%, 5/01/26 (a)	2,165
2,100,000	Ryder System Inc., 3.65%, 3/18/24	2,151
1,900,000	Union Pacific Corp., 4.30%, 3/01/49	1,960
		6,276
Technology (4%)
2,000,000	Apple Inc., 4.65%, 2/23/46	2,225
2,155,000	Broadcom Inc. 144A, 3.63%, 10/15/24 (a)	2,130
805,000	Broadcom Inc. 144A, 4.25%, 4/15/26 (a)	797
2,895,000	Broadcom Inc. 144A, 4.75%, 4/15/29 (a)	2,882
1,400,000	Dell International LLC/EMC Corp. 144A, 4.90%, 10/01/26 (a)	1,435
835,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (a)	1,029
1,500,000	HP Inc., 6.00%, 9/15/41	1,594
1,140,000	Lam Research Corp., 4.88%, 3/15/49	1,232
1,100,000	Microchip Technology Inc. 144A, 4.33%, 6/01/23 (a)	1,131
665,000	QUALCOMM Inc., 3.45%, 5/20/25	678
		15,133

Principal or Shares	Security Description	Value (000)

Utility (6%)
1,425,000	Abu Dhabi National Energy Co. PJSC 144A, 4.38%, 4/23/25 (a)	$1,472
550,000	Abu Dhabi National Energy Co. PJSC 144A, 4.88%, 4/23/30 (a)	588
1,485,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (a)	1,517
500,000	American Electric Power Co. Inc., 3.65%, 12/01/21	511
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	1,101
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	310
1,660,000	CenterPoint Energy Inc., 3.85%, 2/01/24	1,703
1,150,000	Consumers Energy Co., 4.35%, 4/15/49	1,261
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,019
1,185,000	DTE Energy Co., 3.70%, 8/01/23	1,219
650,000	Duke Energy Corp., 3.75%, 9/01/46	606
1,250,000	Duke Energy Florida LLC, 4.20%, 7/15/48	1,313
1,620,000	Entergy Louisiana LLC, 4.00%, 3/15/33	1,693
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	509
2,500,000	FirstEnergy Corp., 4.25%, 3/15/23	2,604
545,000	Fortis Inc./Canada, 3.06%, 10/04/26	524
1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (a)	1,144
1,500,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	1,814
1,150,000	NextEra Energy Capital Holdings Inc., 3.25%, 4/01/26	1,150
1,000,000	NiSource Inc., 3.65%, 6/15/23	1,023
825,000	PSEG Power LLC, 3.85%, 6/01/23	848
362,843	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	350
2,255,000	Tampa Electric Co., 4.45%, 6/15/49 (c)	2,334
		26,613
Total Corporate Bond (Cost - $377,501)		387,770

Foreign Government (0%)
1,150,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 3.75%, 7/25/23 (a) (Cost - $1,143)	1,181
Municipal (2%)
2,400,000	Chicago O’Hare International Airport, 4.47%, 1/01/49	2,631
1,050,000	Michigan Finance Authority, 5.02%, 11/01/43	1,170
1,000,000	Rutgers The State University of New Jersey, 4.15%, 5/01/48	1,012
1,800,000	State of California, 4.60%, 4/01/38	1,928
Total Municipal (Cost - $6,338)		6,741

U.S. Treasury (0%)
1,500,000	U.S. Treasury Bill, 2.51%, 6/06/19 (e) (Cost - $1,496)	1,496

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Investment Company (5%)
18,047,410	Payden Cash Reserves Money Market Fund *
	(Cost - $18,047)	$18,047

Total Investments (Cost - $404,525) (101%)		415,235
Liabilities in excess of Other Assets (-1%)		(4,155)

Net Assets (100%)		$411,080

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(c)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $6,397 the total market value of the collateral held by the Fund is $6,621. Amounts in 000s.

(d)	Perpetual security with no stated maturity date.
(e)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	26	Jun-19	$3,834	$ 51	$51
U.S. Treasury 10-Year Note Future	197	Jun-19	24,363	258	258
U.S. Treasury 2-Year Note Future	81	Jun-19	17,254	55	55

					364

Short Contracts:
U.S. 10-Year Ultra Future	59	Jun-19	(7,775)	(74)	(74)
U.S. Treasury 5-Year Note Future	210	Jun-19	(24,285)	(191)	(191)
U.S. Ultra Bond Future	13	Jun-19	(2,136)	(36)	(36)

					(301)

Total Futures					$63

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	12/20/2023	$11,200	$227	$194	$33
High Yield Series 31 Index), Pay 1% Quarterly, Receive upon credit default

Offsetting Assets and Liabilitie

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,397
Non-cash Collateral[2]	(6,397)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    39

            Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.	Portfolio Composition - percent of investments
	Corporate Bond	46%
	Mortgage Backed	14%
	U.S. Treasury	13%
	Foreign Government	9%
	Asset Backed	6%
	Other	12%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
700,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31 EUR (a)(b)(c)	$789
300,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 5.35%, 7/18/27 (a)(c)	291
450,000	BlueMountain CLO 2015-3 Ltd. 144A, (3 mo. LIBOR USD + 2.600%), 5.19%, 4/20/31 (a)(c)	431
1,170,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 3.83%, 6/09/30 (a)(c)	1,171
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 4.95%, 6/09/30 (a)(c)	587
500,000	Cent CLO 17 Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 5.55%, 4/30/31 (a)(c)	487
400,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 5.48%, 4/24/31 (a)(c)	386
476,111	Countrywide Asset-Backed Certificates, 4.68%, 10/25/46 (d)	467
500,000	Dryden 33 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 4.35%, 4/15/29 (a)(c)	500
382,200	FOCUS Brands Funding LLC 144A, 3.86%, 4/30/47 (c)	386
400,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.89%, 1/20/30 (a)(c)	398
500,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(c)	502
500,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 3.82%, 6/15/36 (a)(c)	502
500,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 4.59%, 4/20/28 (a)(c)	497
800,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.62%, 6/15/28 (a)(c)	800
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 5.49%, 4/26/31 (a)(c)	385
600,000	OZLME V DAC 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 EUR (a)(b)(c)	674
500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 0.00%, 1/15/29 (a)(c)	500
450,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (c)	466

Total Asset Backed (Cost - $10,186)		10,219

Bank Loans(e) (6%)
681,991	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 7/31/25	661

Principal or Shares	Security Description	Value (000)

690,756	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 1/02/25	$687
500,000	Berry Global Inc. Term Loan T 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 1/06/21	500
562,231	Burlington Coat Factory Warehouse Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 11/18/24	564
738,131	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 12/23/24	741
400,000	Carrols Restaurant Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.25%, 4/03/26	399
478,829	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.24%, 8/17/23	481
491,259	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.97%, 1/25/26	492
476,250	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 6/24/21	478
498,750	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 6.35%, 10/22/25	500
389,644	Michaels Stores Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.99%, 1/30/23	388
476,719	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 2/22/24	476
984,925	Sotera Health Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.48%, 5/15/22	980
792,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.73%, 1/31/25	787
291,667	Visteon Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.31%, 3/25/24	289
750,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 4.61%, 11/01/23	750
455,000	Zayo Group LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 1/19/24	455

Total Bank Loans (Cost - $9,648)		9,628

Corporate Bond (47%)
Financial (19%)
440,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (c)	450
435,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/01/21	453
400,000	Aircastle Ltd., 5.50%, 2/15/22	422

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

660,000	Antares Holdings LP 144A, 6.00%, 8/15/23 (c)	$664
770,000	Ares Capital Corp., 3.50%, 2/10/23	762
185,000	Ares Capital Corp., 3.63%, 1/19/22	185
430,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (c)	440
645,000	Bank of America Corp., (3 mo. LIBOR USD + 1.021%), 2.88%, 4/24/23 (a)	643
270,000	Barclays PLC, 3.68%, 1/10/23	270
475,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%), 4.61%, 2/15/23 (a)	487
550,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	550
235,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, (a)(f)	236
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (a)	398
375,000	Citigroup Inc., 2.90%, 12/08/21	375
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%), 6.13%, (a)(f)	135
720,000	Citizens Bank NA, 3.25%, 2/14/22	727
510,000	Compass Bank, 2.88%, 6/29/22	508
750,000	Cooperatieve Rabobank UA, 4.63%, 12/01/23	784
500,000	CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24	512
830,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (c)	850
425,000	Enstar Group Ltd., 4.50%, 3/10/22	434
275,000	Equinix Inc., 2.88%, 10/01/25 EUR (b)	318
770,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (c)	813
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	617
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 3.92%, 2/15/23 (a)	680
235,000	FS KKR Capital Corp., 4.25%, 1/15/20	236
350,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 4.15%, 1/14/22 (a)	352
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%), 5.75%, (a)(f)	468
600,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.110%), 3.70%, 4/26/22 (a)	606
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22	507
475,000	International Lease Finance Corp., 4.63%, 4/15/21	488
500,000	Iron Mountain Inc., 5.75%, 8/15/24	505
500,000	iStar Inc., 6.50%, 7/01/21	511
630,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	628
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(c)	551
830,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	842
235,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (c)	234
700,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 1.000%), 3.92%, 9/11/24 (a)	721
980,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%), 3.52%, 7/22/22 (a)	987

Principal or Shares	Security Description	Value (000)

500,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	$512
605,000	Nationwide Building Society 144A, (3 mo. LIBOR USD + 1.064%), 3.77%, 3/08/24 (a)(c)	609
335,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (c)	336
450,000	Regions Bank, (3 mo. LIBOR USD + 0.500%), 3.19%, 8/13/21 (a)	449
500,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.480%), 3.50%, 5/15/23 (a)	500
850,000	Santander Holdings USA Inc., 3.70%, 3/28/22	859
310,000	Santander UK Group Holdings PLC, (3 mo. LIBOR USD + 1.570%), 4.80%, 11/15/24 (a)	324
310,000	Santander UK PLC, 3.75%, 11/15/21	317
500,000	SBA Communications Corp., 4.00%, 10/01/22	505
450,000	Senior Housing Properties Trust, 4.75%, 5/01/24	448
160,000	Senior Housing Properties Trust, 6.75%, 4/15/20	162
640,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (c)	641
580,000	SLM Corp., 5.13%, 4/05/22	573
675,000	Sumitomo Mitsui Financial Group Inc., 2.78%, 7/12/22	674
1,030,000	SunTrust Bank, (3 mo. LIBOR USD + 0.500%), 3.53%, 10/26/21 (a)	1,041
150,000	Synchrony Financial, 3.75%, 8/15/21	152
505,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	524
500,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A, 6.75%, 6/15/22 (c)	518
500,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (c)	507
625,000	Zions Bancorp NA, 3.35%, 3/04/22	631

		30,631

Industrial (23%)
300,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.63%, 1/15/22 (c)	302
430,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (c)	428
8,700,000	America Movil SAB de CV, 6.00%, 6/09/19 MXN (b)	458
136,309	American Airlines 2013-2 Class B Pass-Through Trust 144A, 5.60%, 7/15/20 (c)	138
400,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (c)	407
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 3.78%, 6/12/24 (a)	603
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (c)	544
725,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (c)	727
500,000	B&G Foods Inc., 4.63%, 6/01/21	502
820,000	Baidu Inc., 4.38%, 5/14/24	855
105,000	Baxalta Inc., 2.88%, 6/23/20	105

Semi-Annual Report    41

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

715,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR USD + 0.630%), 3.23%, 6/25/21 (a)(c)	$711
350,000	Bayer U.S. Finance II LLC 144A, 3.50%, 6/25/21 (c)	352
500,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (c)	501
580,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (c)	583
335,000	Broadcom Inc. 144A, 3.13%, 10/15/22 (c)	333
925,000	Broadcom Inc. 144A, 4.25%, 4/15/26 (c)	916
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 9/01/23	307
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	53
645,000	Celanese U.S. Holdings LLC, 3.50%, 5/08/24	648
500,000	Centene Corp., 4.75%, 5/15/22	511
200,000	Change Healthcare Holdings LLC/Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (c)	199
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (c)	492
500,000	Cigna Corp. 144A, (3 mo. LIBOR USD + 0.650%), 3.26%, 9/17/21 (a)(c)	500
400,000	Cigna Corp. 144A, 3.75%, 7/15/23 (c)	407
430,000	CommScope Inc. 144A, 5.00%, 6/15/21 (c)	432
320,000	Continental Resources Inc., 5.00%, 9/15/22	323
500,000	Covanta Holding Corp., 5.88%, 3/01/24	516
275,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (b)(g)	324
810,000	CVS Health Corp., 3.70%, 3/09/23	822
300,000	DaVita Inc., 5.13%, 7/15/24	301
300,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (c)	307
250,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(c)	292
470,000	Elanco Animal Health Inc. 144A, 3.91%, 8/27/21 (c)	478
500,000	Encompass Health Corp., 5.75%, 11/01/24	509
690,000	Fox Corp. 144A, 4.03%, 1/25/24 (c)	718
785,000	GATX Corp., 4.35%, 2/15/24	816
500,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23 (h)	509
500,000	HCA Inc., 5.00%, 3/15/24	530
270,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (c)	276
250,000	Hill-Rom Holdings Inc. 144A, 5.75%, 9/01/23 (c)	260
500,000	Hilton Domestic Operating Co. Inc., 4.25%, 9/01/24	502
570,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (c)	594
225,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(c)	264
310,000	Keurig Dr Pepper Inc. 144A, 4.06%, 5/25/23 (c)	320
500,000	Keysight Technologies Inc., 3.30%, 10/30/19	501
200,000	Land O’ Lakes Inc. 144A, 7.00%, (c)(f)	194
483,928	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	482
580,000	Lennar Corp., 4.75%, 11/29/27	594

Principal or Shares	Security Description	Value (000)

500,000	Level 3 Financing Inc., 5.13%, 5/01/23	$507
420,000	Level 3 Parent LLC, 5.75%, 12/01/22	425
420,000	Mars Inc. 144A, 3.88%, 4/01/39 (c)	419
530,000	Meritage Homes Corp., 5.13%, 6/06/27	525
225,000	Microchip Technology Inc. 144A, 3.92%, 6/01/21 (c)	228
400,000	Millicom International Cellular SA 144A, 6.25%, 3/25/29 (c)	415
635,000	Mylan NV, 3.15%, 6/15/21	635
775,000	Nissan Motor Acceptance Corp. 144A, 2.15%, 7/13/20 (c)	766
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	501
600,000	NOVA Chemicals Corp. 144A, 5.25%, 6/01/27 (c)	592
430,000	Orange SA, 1.63%, 11/03/19	428
250,000	Orange SA, 9.00%, 3/01/31	366
500,000	Penske Automotive Group Inc., 5.38%, 12/01/24	509
500,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23 (c)	508
500,000	Service Corp. International, 5.38%, 5/15/24	514
555,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	549
100,000	Sirius XM Radio Inc. 144A, 4.63%, 5/15/23 (c)	101
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (c)	455
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (c)	872
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	400
300,000	Sprint Corp., 7.88%, 9/15/23	313
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (c)	481
735,000	Tencent Holdings Ltd. 144A, 3.28%, 4/11/24 (c)	737
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	321
500,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	481
815,000	Toledo Hospital, 5.33%, 11/15/28	864
400,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (c)	386
500,000	United Rentals North America Inc., 4.63%, 10/15/25	497
300,000	United Rentals North America Inc., 5.88%, 9/15/26	315
805,000	United Technologies Corp., 3.65%, 8/16/23	826
430,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (c)	441

		37,823

Utility (5%)
450,000	CenterPoint Energy Inc., 3.60%, 11/01/21	459
275,000	Comision Federal de Electricidad 144A, 4.88%, 5/26/21 (c)	282
700,000	Comision Federal de Electricidad 144A, 4.88%, 1/15/24 (c)	725
800,000	Dominion Energy Inc., 4.10%, 4/01/21	816
380,000	DTE Energy Co., 3.70%, 8/01/23	391
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	427
370,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	389

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	$509
500,000	Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21	522
355,000	EQM Midstream Partners LP, 4.75%, 7/15/23	362
615,000	EQT Corp., 3.00%, 10/01/22	605
940,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (c)	963
450,000	Mississippi Power Co., (3 mo. LIBOR USD + 0.650%), 3.26%, 3/27/20 (a)	450
350,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	384
470,000	SM Energy Co., 6.13%, 11/15/22	477
470,000	Whiting Petroleum Corp., 5.75%, 3/15/21	484

		8,245

Total Corporate Bond (Cost - $76,215)		76,699

Foreign Government (9%)
365,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	270
605,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (c)	642
610,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (c)(h)	632
400,000	Egypt Government International Bond 144A, 6.20%, 3/01/24 (c)	404
300,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (b)(c)	332
850,000	Export-Import Bank of India, 3.88%, 10/02/19 (g)	853
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (c)	456
365,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (c)	360
430,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (c)	438
650,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (c)	685
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (c)	534
645,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (c)	646
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (c)	399
380,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (c)	375
500,000	Oman Government International Bond 144A, 5.63%, 1/17/28 (c)	477
560,000	Provincia de Buenos Aires 144A, 5.75%, 6/15/19 (c)	558
350,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (c)	377
350,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (c)	391
450,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (c)	461

Principal or Shares	Security Description	Value (000)

275,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (c)	$288
1,900,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (b)	501
6,500,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR (b)	503
665,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (c)	654
350,000	Senegal Government International Bond 144A, 4.75%, 3/13/28 EUR (b)(c)	389
294,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (c)	319
650,000	Serbia International Bond 144A, 4.88%, 2/25/20 (c)	658
940,000	Sri Lanka Government International Bond 144A, 6.85%, 3/14/24 (c)	952
420,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (c)	406
700,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (c)	719

Total Foreign Government (Cost - $14,744)		14,679

Mortgage Backed (15%)
123,576	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	106
144,733	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	121
747,341	Alternative Loan Trust 2005-54CB, 5.50%, 11/25/35	640
274,813	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	195
395,877	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 4.39%, 12/25/36 (a)	343
216,842	Banc of America Funding 2005-H Trust, 4.39%, 11/20/35 (d)	194
13,431,578	BANK 2018-BNK14, 0.68%, 9/15/60 (d)	501
445,599	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	352
490,300	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 4.52%, 11/15/35 (a)(c)	494
199,294	CHL Mortgage Pass-Through Trust 2004-29, 2.68%, 2/25/35 (d)	175
9,671,085	Citigroup Commercial Mortgage Trust 2018-C6, 0.96%, 11/10/51 (d)	596
1,164,121	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 4/25/31 (a)(c)	1,164
99,835	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	80
403,629	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%), 3.03%, 1/25/30 (a)	403
574,032	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 3.43%, 10/25/29 (a)	575

Semi-Annual Report    43

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

499,164	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 12.73%, 1/25/29 (a)	$674
774,120	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 14.23%, 10/25/28 (a)	1,093
498,446	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.73%, 9/25/28 (a)	728
1,427,381	FN BK4764 30YR, 4.00%, 8/01/48	1,469
1,431,525	FN MA3106 30YR, 3.00%, 8/01/47	1,416
1,825,000	Freddie Mac Multifamily Structured Pass-Through Certificates, 2.45%, 8/25/23	1,822
1,042,000	Freddie Mac Multifamily Structured Pass-Through Certificates, 3.32%, 2/25/23	1,071
1,100,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 10/25/48 (a)(c)	1,103
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	650
497,099	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 8.800%), 11.28%, 3/25/28 (a)	615
497,574	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 9.350%), 11.83%, 4/25/28 (a)	653
332,160	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 12.98%, 5/25/28 (a)	443
497,510	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.73%, 12/25/28 (a)	681
249,452	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.73%, 10/25/29 (a)	282
450,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (c)(d)	445
364,144	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 2.83%, 3/25/35 (a)(c)	343
52,916	JP Morgan Mortgage Trust 2006-A4, 4.43%, 6/25/36 (d)	48
240,158	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (c)(d)	240
98,447	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (c)(d)	100
100,523	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (c)(d)	102
413,772	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (c)(d)	422
741,770	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (c)(d)	765
133,989	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	121
195,360	RFMSI Series 2006-SA2 Trust, 5.01%, 8/25/36 (d)	161

Principal or Shares	Security Description	Value (000)

1,000,000	Seasoned Credit Risk Transfer Trust Series 2016-1 144A, 3.00%, 9/25/55 (c)(d)	$969
426,924	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 8/25/47 (c)(d)	428
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(c)	328
222,945	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.86%, 9/25/36 (d)	214
589,783	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.87%, 2/25/37 (d)	583

Total Mortgage Backed (Cost - $22,750)		23,908

Municipal (3%)
650,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/37 (c)	689
1,000,000	California Pollution Control Financing Authority 144A, 6.75%, 12/01/28 (c)	998
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	289
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,534
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,084

Total Municipal (Cost - $4,532)		4,594

U.S. Treasury (13%)
4,340,000	U.S. Treasury Bill, 2.35%, 6/06/19	4,329
4,000,000	U.S. Treasury Note, 2.63%, 1/31/26	4,057
11,840,000	U.S. Treasury Note, 2.63%, 2/15/29	11,962
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (i)	785

Total U.S. Treasury (Cost - $20,830)		21,133

Stocks (1%)
Master Limited Partnership (0%)
15,700	Energy Transfer LP	237
8,200	Enterprise Products Partners LP	235
4,000	Magellan Midstream Partners LP	248

		720

Preferred Stock (0%)
7,500	Bank of America Corp., 6.50%	193
3,840	Goldman Sachs Group Inc., 6.30% (h)	100
3,550	U.S. Bancorp, 6.50%	95

		388

Real Estate Investment Trust (1%)
1,200	AvalonBay Communities Inc.	241
2,200	CoreSite Realty Corp.	241
1,900	Crown Castle International Corp.	239
3,400	Prologis Inc.	261

		982

Total Stocks (Cost - $1,899)		2,090

Investment Company (2%)
2,959,894	Payden Cash Reserves Money Market Fund * (Cost - $2,960)	2,960

Purchased Swaptions (1%)
Total Purchased Swaptions (Cost - $306)		837

Total Investments, Before Options Written
(Cost - $164,070) (103%)		166,747

Written Swaptions (-1%)
Total Written Swaptions (Cost - $(261))		(784)

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $ 163,809) (102%)		$165,963
Liabilities in excess of Other Assets (-2%)		(3,883)

Net Assets (100%)		$162,080

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)	Principal in foreign currency.
(c)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Perpetual security with no stated maturity date.
(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $797 and the total market value of the collateral held by the Fund is $832. Amounts in 000s.

(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15%	Citibank, N.A.	$51,200	06/26/2020	$477	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975%	Barclays Bank PLC	27,000	09/27/2019	360	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$837

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15%	Citibank, N.A.	$51,200	06/26/2019	$(469)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90%	Barclays Bank PLC	11,200	09/27/2019	(315)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(784)

Semi-Annual Report    45

            Payden Strategic Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,642	NOK 13,964	Barclays Bank PLC	06/13/2019	$ 20
USD 1,640	SEK 15,136	Barclays Bank PLC	06/13/2019	41
USD 517	PLN 1,964	Barclays Bank PLC	06/21/2019	2
USD 3,443	EUR 3,055	Citibank, N.A.	05/08/2019	15
USD 2,106	NOK 17,925	HSBC Bank USA, N.A.	05/16/2019	26
USD 2,083	CAD 2,757	HSBC Bank USA, N.A.	05/16/2019	25
				129
Liabilities:
CAD 2,757	USD 2,060	HSBC Bank USA, N.A.	05/16/2019	(2)
NOK 13,964	USD 1,636	Barclays Bank PLC	06/13/2019	(15)
NOK 17,925	USD 2,087	HSBC Bank USA, N.A.	05/16/2019	(8)
SEK 15,136	USD 1,629	Barclays Bank PLC	06/13/2019	(29)
USD 458	MXN 9,030	Barclays Bank PLC	06/14/2019	(14)
				(68)
Net Unrealized Appreciation (Depreciation)				$ 61

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	252	Dec-19	$8	$(55)	$(55)
U.S. Treasury 10-Year Note Future	10	Jun-19	1,237	13	13
U.S. Treasury 5-Year Note Future	126	Jun-19	14,571	114	114
U.S. Ultra Bond Future	8	Jun-19	1,314	22	22
					94
Short Contracts:
3-Month GBP LIBOR Option Future	252	Dec-19	(1)	17	17
U.S. 10-Year Ultra Future	27	Jun-19	(3,558)	(50)	(50)
					(33)
Total Futures					$ 61

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$797
Non-cash Collateral[2]	(797)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

46   Payden Mutual Funds

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.	Portfolio Composition - percent of investments

	Mortgage Backed	26%
	Corporate	23%
	Asset Backed	19%
	U.S. Treasury	15%
	Foreign Government	8%
	Other	9%

Schedule of Investments - April 30, 2019 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (20%)
500,000	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 3.42%, 7/25/27 (a)(b)	$498
1,600,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 4.10%, 7/15/27 (a)(b)	1,594
1,600,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%), 3.53%, 7/18/27 (a)(b)	1,596
650,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 5.05%, 7/18/27 (a)(b)	627
700,000	Apres Static CLO Ltd. 144A, (3 mo. LIBOR USD + 1.750%), 4.36%, 1/15/27 (a)(b)	700
600,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 5.39%, 4/22/27 (a)(b)	593
1,500,000	Barings BDC Static CLO Ltd. 2019-1 144A, (3 mo. LIBOR USD + 1.650%), 0.00%, 4/15/27 (a)(b)	1,500
1,350,000	Barings BDC Static CLO Ltd. 2019-1 144A, (3 mo. LIBOR USD + 1.020%), 0.00%, 4/15/27 (a)(b)	1,350
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR USD + 3.250%), 5.84%, 7/20/28 (a)(b)	371
300,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 3.87%, 12/15/35 (a)(b)	302
450,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%), 0.85%, 4/15/30 EUR (a)(b)(c)	505
2,050,000	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 0.00%, 1/20/29 (a)(b)	2,050
2,050,000	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.400%), 3.99%, 1/20/29 (a)(b)	2,050
600,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 9/15/35 (a)(b)	601
450,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 9/15/35 (a)(b)	452
400,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 4.57%, 9/15/35 (a)(b)	402
350,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 5.22%, 9/15/35 (a)(b)	353
600,000	Carlyle Global Market Strategies CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 1.000%), 3.59%, 4/20/27 (a)(b)	600
450,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	505
860,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 3.83%, 6/09/30 (a)(b)	861
1,950,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.090%), 3.68%, 10/20/28 (a)(b)	1,944

Principal or Shares	Security Description	Value (000)

500,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.19%, 10/20/28 (a)(b)	$496
575,000	Cent CLO 17 Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 5.55%, 4/30/31 (a)(b)	560
350,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 5.48%, 4/24/31 (a)(b)	337
1,150,000	CIFC Funding 2014-II-R Ltd. 144A, (3 mo.
	LIBOR USD + 1.050%), 3.63%, 4/24/30 (a)(b)	1,141
2,325,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 0.860%), 3.44%, 10/25/27 (a)(b)	2,316
450,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 2.950%), 5.53%, 10/25/27 (a)(b)	449
1,450,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 1.600%), 0.00%, 11/15/29 EUR (a)(b)(c)	1,626
1,100,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 0.900%), 0.00%, 11/15/29 EUR (a)(b)(c)	1,234
1,000,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 3.400%), 0.00%, 11/15/29 EUR (a)(b)(c)	1,122
250,000	Colombia Cent CLO 27 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.18%, 10/25/28 (a)(b)	248
338,897	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 12/17/33 (a)(b)	339
933,420	CoreVest American Finance 2018-2 Trust 144A, 4.03%, 11/15/52 (b)	959
654,653	Countrywide Asset-Backed Certificates, 4.68%, 10/25/46 (d)	642
300,000	CVC Cordatus Loan Fund III DAV 144A, (3 mo. EURIBOR + 2.550%), 2.55%, 8/15/32 EUR (a)(b)(c)	321
780,125	DB Master Finance LLC 144A, 3.63%, 11/20/47 (b)	784
700,000	DB Master Finance LLC 144A, 3.79%, 5/20/49 (b)	708
1,572,000	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	1,559
1,200,000	Drive Auto Receivables Trust 2018-1, 3.81%, 5/15/24	1,213
1,097,250	Driven Brands Funding LLC 144A, 4.64%, 4/20/49 (b)	1,113
1,650,000	Dryden 36 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 4.35%, 4/15/29 (a)(b)	1,650

Semi-Annual Report    47

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	$730
700,000	Dryden 75 CLO Ltd. 144A, (3 mo. LIBOR USD + 1.800%), 4.34%, 1/15/29 (a)(b)	700
945,000	First Investors Auto Owner Trust 2019-1 144A, 3.55%, 4/15/25 (b)	947
441,000	FOCUS Brands Funding LLC 144A, 3.86%, 4/30/47 (b)	445
1,591,724	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR USD + 0.790%), 3.47%, 11/15/26 (a)(b)	1,587
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 2/22/36 (a)(b)	503
600,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 2/22/36 (a)(b)	604
800,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.900%), 4.37%, 2/22/36 (a)(b)	805
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 4.02%, 9/15/28 (a)(b)	499
250,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 4.62%, 9/15/28 (a)(b)	249
350,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 5.12%, 9/15/28 (a)(b)	346
2,300,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR USD + 1.950%), 4.54%, 4/17/30 (a)(b)	2,300
1,450,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.89%, 1/20/30 (a)(b)	1,444
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 4.23%, 7/25/27 (a)(b)	498
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 3.55%, 8/15/28 (a)(b)	251
450,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.350%), 4.82%, 8/15/28 (a)(b)	453
250,000	ICG U.S. CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 3.45%, 1/16/28 (a)(b)	249
400,000	ICG U.S. CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.450%), 5.05%, 1/16/28 (a)(b)	383
640,213	Invitation Homes 2018-SFR3 Trust 144A, (1 mo. LIBOR USD + 1.000%), 3.47%, 7/17/37 (a)(b)	642
370,318	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 3.54%, 4/21/25 (a)(b)	370
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 4.04%, 4/21/25 (a)(b)	248
550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(b)	552
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 3.82%, 6/15/36 (a)(b)	301
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 6/15/36 (a)(b)	201

Principal or Shares	Security Description	Value (000)

200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 2.000%), 4.47%, 6/15/36 (a)(b)	$202
1,500,000	LCM XVIII LP 144A, (3 mo. LIBOR USD + 1.240%), 3.84%, 7/15/27 (a)(b)	1,500
950,000	LCM XVIII LP 144A, (3 mo. LIBOR USD + 1.750%), 4.35%, 7/15/27 (a)(b)	950
750,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 3.63%, 10/20/27 (a)(b)	750
800,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR USD + 1.400%), 3.76%, 12/22/35 (a)(b)	800
1,200,000	LoanCore 2018-CRE1 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 3.60%, 5/15/28 (a)(b)	1,201
755,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 3.54%, 4/19/30 (a)(b)	751
1,340,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 5.44%, 4/19/30 (a)(b)	1,315
400,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.500%), 4.08%, 7/25/26 (a)(b)	400
1,000,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 3.100%), 5.68%, 7/25/26 (a)(b)	1,001
1,050,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.62%, 6/15/28 (a)(b)	1,050
150,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 4.02%, 6/15/28 (a)(b)	150
720,000	Neuberger Berman CLO XVI-S Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 3.45%, 1/15/28 (a)(b)	718
1,000,000	NLY Commercial Mortgage Trust 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 2/15/36 (a)(b)	1,007
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 5.49%, 4/26/31 (a)(b)	385
350,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 3.39%, 10/20/26 (a)(b)	348
735,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 3.45%, 7/15/27 (a)(b)	733
1,100,000	OneMain Financial Issuance Trust 2019-1 144A, 4.22%, 2/14/31 (b)	1,116
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.18%, 4/30/27 (a)(b)	448
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 5.58%, 4/30/27 (a)(b)	296
3,550,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 5.58%, 7/30/27 (a)(b)	3,512
756,200	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	771
400,000	Progress Residential 2018-SFR3 Trust 144A, 4.08%, 10/17/35 (b)	411
1,250,000	Progress Residential 2019-SFR2 Trust 144A, 3.79%, 5/17/36 (b)	1,250
1,850,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.250%), 0.00%, 1/15/29 (a)(b)	1,850
1,500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.850%), 0.00%, 1/15/29 (a)(b)	1,500

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

850,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 3.69%, 12/20/28 (a)(b)	$848
300,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 4.63%, 12/20/28 (a)(b)	299
450,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 3.51%, 10/20/27 (a)(b)	449
586,605	Starwood Waypoint Homes 2017-1 Trust 144A, (1 mo. LIBOR USD + 0.950%), 3.42%, 1/17/35 (a)(b)	587
2,050,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 3.48%, 4/15/28 (a)(b)	2,047
450,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 2.650%), 5.25%, 4/15/28 (a)(b)	445
1,396,500	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	1,436
688,908	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.160%), 3.75%, 10/20/26 (a)(b)	690
250,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 3.47%, 10/15/27 (a)(b)	249
1,000,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 3.60%, 11/15/37 (a)(b)	1,001
250,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 4.77%, 11/15/37 (a)(b)	253
900,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 3.49%, 4/15/29 (a)(b)	896
370,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 3.48%, 4/15/27 (a)(b)	368
1,410,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.560%), 4.15%, 10/20/28 (a)(b)	1,411
1,300,000	Voya CLO 2019-1 Ltd. 144A, (3 mo. LIBOR USD + 1.170%), 3.81%, 4/15/29 (a)(b)	1,303
700,000	Voya CLO 2019-1 Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.94%, 4/15/29 (a)(b)	702
434,250	Wendy’s Funding LLC 144A, 4.08%, 6/15/45 (b)	439
160,000	Westlake Automobile Receivables Trust 2018-1 144A, 3.41%, 5/15/23 (b)	161
200,000	Westlake Automobile Receivables Trust 2018-2 144A, 4.00%, 1/16/24 (b)	203
550,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	561
4,600,000	Westlake Automobile Receivables Trust 2019-1 144A, 3.67%, 3/15/24 (b)	4,643
850,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	879
Total Asset Backed (Cost - $97,814)		97,863

Bank Loans(e) (3%)
662,952	1011778 BCULC Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 2/16/24	663
1,740,000	American Airlines Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.47%, 12/14/23	1,732
1,341,331	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 3/11/25	1,341

Principal or Shares	Security Description	Value (000)

766,131	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.35%, 6/01/24	$763
755,000	Berry Global Inc. Term Loan T 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 1/06/21	755
1,069,688	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.49%, 4/30/25	1,074
518,256	Crown Americas LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 4/03/25	522
931,917	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 6/24/21	935
96,000	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 10/25/23	96
751,206	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 4/03/25	752
1,436,114	Live Nation Entertainment Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.25%, 10/31/23	1,438
1,638,071	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 2/22/24	1,638
958,446	SBA Senior Finance II LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.49%, 4/11/25	954
761,107	Vistra Operations Co. LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 8/04/23	763
760,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 4.61%, 11/01/23	760
Total Bank Loans (Cost - $14,078)		14,186

Commercial Paper (5%)
3,700,000	American Electric Power Co., 2.72%, 5/03/19 (f)	3,699
2,900,000	Centerpoint Energy Inc., 2.82%, 5/01/19 (f)	2,900
4,200,000	Dominion Gas Holdings LLC, 2.68%, 5/13/19 (f)	4,196
3,000,000	Enbridge U.S. Inc., 2.71%, 5/06/19 (f)	2,999
3,700,000	Marriott International, 2.60%, 5/08/19 (f)	3,698
4,500,000	PPL Capital Funding Inc., 2.68%, 5/08/19 (f)	4,497
2,900,000	WEC Energy Group Inc., 2.76%, 5/01/19 (f)	2,900
Total Commercial Paper (Cost - $24,890)		24,889

Corporate Bond (24%)
400,000	ABN AMRO Bank NV 144A, 2.65%, 1/19/21 (b)	399
450,000	ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (g)	461
400,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	409
1,100,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 5/15/21	1,125
430,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (b)	457
1,000,000	Alexandria Real Estate Equities Inc., 4.00%, 1/15/24	1,043
300,000	Alimentation Couche-Tard Inc. 144A, 2.70%, 7/26/22 (b)	296
465,000	Allergan Sales LLC 144A, 4.88%, 2/15/21 (b)	479
1,000,000	Allergan Sales LLC 144A, 5.00%, 12/15/21 (b)	1,042

Semi-Annual Report    49

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

500,000	Allison Transmission Inc. 144A, 5.88%, 6/01/29 (b)	$516
450,000	Ally Financial Inc., 4.25%, 4/15/21	457
400,000	Anheuser-Busch InBev Worldwide Inc., 4.15%, 1/23/25	418
1,000,000	Anthem Inc., 2.95%, 12/01/22	1,000
900,000	Anthem Inc., 3.70%, 8/15/21	915
1,000,000	ANZ New Zealand Int’l Ltd. 144A, 3.40%, 3/19/24 (b)	1,011
350,000	Aqua America Inc., 4.28%, 5/01/49	351
350,000	Ares Capital Corp., 3.50%, 2/10/23	347
450,000	Ashland LLC, 4.75%, 8/15/22	461
990,000	AT&T Inc., 3.20%, 3/01/22	1,000
270,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	277
800,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.950%), 3.58%, 6/01/21 (a)(b)	803
380,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	381
800,000	Avolon Holdings Funding Ltd. 144A, 3.95%, 7/01/24 (b)	796
230,000	B&G Foods Inc., 4.63%, 6/01/21	231
750,000	Baidu Inc., 3.88%, 9/29/23	765
1,700,000	Baidu Inc., 4.38%, 5/14/24	1,773
1,200,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%), 2.37%, 7/21/21 (a)	1,192
440,000	Bank of America Corp., (3 mo. LIBOR USD + 1.160%), 3.12%, 1/20/23 (a)	442
1,350,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%), 4.61%, 2/15/23 (a)	1,384
1,200,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,211
200,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	199
240,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.00%, 3/01/23 (b)	241
120,000	CDW LLC/CDW Finance Corp., 5.00%, 9/01/23	123
1,055,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,122
350,000	Celanese U.S. Holdings LLC, 3.50%, 5/08/24	352
185,000	Celgene Corp., 2.75%, 2/15/23	183
1,250,000	Cemex SAB de CV 144A, 5.70%, 1/11/25 (b)	1,287
76,923	Cenovus Energy Inc., 5.70%, 10/15/19	78
480,000	Centene Corp., 4.75%, 5/15/22	491
1,200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	1,245
320,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	334
1,170,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	1,264
860,000	Cigna Corp. 144A, 3.40%, 9/17/21 (b)	869
1,485,000	Cigna Corp. 144A, 3.75%, 7/15/23 (b)	1,512
450,000	CIT Group Inc., 4.75%, 2/16/24	465
750,000	Citigroup Inc., 2.70%, 10/27/22	744
300,000	Citigroup Inc., 2.75%, 4/25/22	299

Principal or Shares	Security Description	Value (000)

1,200,000	Citigroup Inc., 2.90%, 12/08/21	$1,201
350,000	Citigroup Inc., (3 mo. LIBOR USD + 1.100%), 3.78%, 5/17/24 (a)	354
350,000	Comcast Corp., 3.70%, 4/15/24	362
800,000	Conagra Brands Inc., 3.80%, 10/22/21	816
210,000	Covanta Holding Corp., 5.88%, 3/01/24	217
1,600,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	1,634
600,000	CSC Holdings LLC 144A, 5.38%, 7/15/23 (b)	615
2,390,000	CVS Health Corp., 3.70%, 3/09/23	2,425
850,000	CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24	871
750,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	768
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	366
650,000	Dollar Tree Inc., 3.70%, 5/15/23	661
1,400,000	DowDuPont Inc., 4.21%, 11/15/23	1,468
200,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(c)	234
685,000	Enbridge Inc., 2.90%, 7/15/22	684
1,210,000	Encompass Health Corp., 5.75%, 11/01/24	1,231
205,000	Energy Transfer Operating LP, 3.60%, 2/01/23	206
250,000	Energy Transfer Operating LP, 4.20%, 9/15/23	258
325,000	Energy Transfer Operating LP, 4.25%, 3/15/23	333
1,400,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,472
1,140,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,163
150,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	174
127,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	130
250,000	FirstEnergy Corp., 2.85%, 7/15/22	248
200,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	211
450,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	449
1,400,000	Ford Motor Credit Co. LLC, 3.34%, 3/18/21	1,396
600,000	Fox Corp. 144A, 3.67%, 1/25/22 (b)	613
1,350,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	1,358
65,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 3.91%, 6/30/22 (a)	65
900,000	Glencore Funding LLC 144A, 4.13%, 3/12/24 (b)	913
1,350,000	GLP Capital LP/GLP Financing II Inc., 4.88%, 11/01/20	1,379
700,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.821%), 2.88%, 10/31/22 (a)	696
600,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	611
581,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	623
640,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23 (h)	652
300,000	HCA Healthcare Inc., 6.25%, 2/15/21	315
900,000	HCA Inc., 5.88%, 3/15/22	963
500,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	505
220,000	Hill-Rom Holdings Inc. 144A, 5.75%, 9/01/23 (b)	229
870,000	Hilton Domestic Operating Co. Inc., 4.25%, 9/01/24	873
450,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.055%), 3.26%, 3/13/23 (a)	453

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,200,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.987%), 3.95%, 5/18/24 (a)	$1,233
900,000	Humana Inc., 2.90%, 12/15/22	894
400,000	Husky Energy Inc., 3.95%, 4/15/22	410
440,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22	446
1,800,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	1,875
700,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (b)	752
330,000	ING Groep NV, 4.10%, 10/02/23	341
340,000	International Lease Finance Corp., 4.63%, 4/15/21	349
1,205,000	Iron Mountain Inc., 5.75%, 8/15/24	1,217
460,000	iStar Inc., 4.63%, 9/15/20	466
135,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(c)	159
600,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%), 3.51%, 6/18/22 (a)	608
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (a)	830
250,000	Keurig Dr Pepper Inc. 144A, 4.06%, 5/25/23 (b)	258
280,000	Kinder Morgan Inc. 144A, 5.00%, 2/15/21 (b)	289
1,225,000	Lennar Corp., 4.50%, 4/30/24	1,253
445,000	Level 3 Financing Inc., 5.13%, 5/01/23	451
1,400,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%), 2.91%, 11/07/23 (a)	1,376
1,715,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	1,703
1,045,000	Microchip Technology Inc. 144A, 3.92%, 6/01/21 (b)	1,060
250,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	254
380,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (b)	389
1,100,000	Mitsubishi UFJ Financial Group Inc., 2.19%, 9/13/21	1,083
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	411
1,200,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	1,196
440,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	451
510,000	NextEra Energy Capital Holdings Inc., 2.90%, 4/01/22	513
300,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	308
210,000	ONEOK Inc., 4.25%, 2/01/22	216
1,455,000	ONEOK Partners LP, 5.00%, 9/15/23	1,545
345,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.30%, 4/01/21 (b)	347
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.45%, 7/01/24 (b)	1,002
575,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.65%, 7/29/21 (b)	583
1,250,000	Pertamina Persero PT, 5.25%, 5/23/21 (g)	1,297

Principal or Shares	Security Description	Value (000)

1,600,000	Petrobras Global Finance BV, 4.38%, 5/20/23	$1,622
1,240,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23 (b)	1,260
1,300,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.762%), 4.27%, 3/22/25 (a)	1,326
460,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	505
1,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	1,723
350,000	Santander Holdings USA Inc., 4.45%, 12/03/21	362
600,000	Saudi Arabian Oil Co. 144A, 2.88%, 4/16/24 (b)	591
455,000	SBA Communications Corp., 4.00%, 10/01/22	460
220,000	Service Corp. International, 5.38%, 5/15/24	226
1,100,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	1,086
700,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	701
1,230,000	Sirius XM Radio Inc. 144A, 4.63%, 5/15/23 (b)	1,245
200,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (b)	206
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	334
1,312,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	1,312
800,000	Sumitomo Mitsui Financial Group Inc., 2.93%, 3/09/21	804
1,218,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	1,241
1,100,000	Synchrony Financial, 4.38%, 3/19/24	1,125
400,000	Takeda Pharmaceutical Co. Ltd. 144A, 0.38%, 11/21/20 EUR (b)(c)	449
300,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.13%, 11/21/22 EUR (b)(c)	348
200,000	Takeda Pharmaceutical Co. Ltd. 144A, 3.80%, 11/26/20 (b)	203
650,000	Takeda Pharmaceutical Co. Ltd. 144A, 4.00%, 11/26/21 (b)	667
100,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	99
250,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	292
200,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25 EUR (c)	237
100,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	100
340,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	327
300,000	T-Mobile USA Inc., 6.50%, 1/15/24	311
640,000	Tribune Media Co., 5.88%, 7/15/22	652
1,500,000	UBS Group Funding Switzerland AG 144A, 3.49%, 5/23/23 (b)	1,510
1,215,000	United Continental Holdings Inc., 4.25%, 10/01/22	1,227
90,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	91
850,000	Ventas Realty LP, 3.50%, 4/15/24	863
250,000	Vodafone Group PLC, 3.75%, 1/16/24	255

Semi-Annual Report    51

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

250,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (b)	$254
1,250,000	Volkswagen Group of America Finance LLC 144A, 4.00%, 11/12/21 (b)	1,277
900,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	931
1,325,000	WEA Finance LLC 144A, 3.15%, 4/05/22 (b)	1,333
400,000	WEA Finance LLC/Westfield UK & Europe Finance PLC 144A, 3.25%, 10/05/20 (b)	402
700,000	Wells Fargo & Co., 2.50%, 3/04/21	697
250,000	Wells Fargo & Co., 2.63%, 7/22/22	248
1,500,000	Welltower Inc., 4.00%, 6/01/25	1,551
1,140,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	1,138
Total Corporate Bond (Cost - $118,516)		119,601

Foreign Government (8%)
2,750,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)(h)	2,850
1,100,000	Dominican Republic International Bond, 7.50%, 5/06/21 (g)	1,140
650,000	Egypt Government International Bond 144A, 4.75%, 4/11/25 EUR (b)(c)	728
700,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (b)	695
1,100,000	Egypt Government International Bond 144A, 5.75%, 4/29/20 (b)	1,117
450,000	Egypt Government International Bond, 5.75%, 4/29/20 (g)	457
1,700,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	1,722
500,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (b)(c)	554
1,500,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (g)	1,502
1,900,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	2,016
800,000	Georgia Government International Bond, 6.88%, 4/12/21 (g)	849
1,500,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (b)	1,579
350,000	Ghana Government International Bond, 7.88%, 8/07/23 (g)	368
350,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (b)	356
1,091,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	1,150
610,000	Guatemala Government Bond, 5.75%, 6/06/22 (g)	643
1,700,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	1,817
1,350,000	Honduras Government International Bond, 8.75%, 12/16/20 (g)	1,443
400,000	Indonesia Government International Bond, 2.63%, 6/14/23 EUR (c)(g)	481
1,550,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (b)(c)	1,804
1,550,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	1,553

Principal or Shares	Security Description	Value (000)

550,000	Kenya Government International Bond, 5.88%, 6/24/19 (g)	$551
1,520,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (b)	1,677
200,000	Mongolia Government International Bond, 10.88%, 4/06/21 (g)	221
800,000	Morocco Government International Bond 144A, 4.25%, 12/11/22 (b)	821
2,050,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	2,118
620,000	Nigeria Government International Bond, 6.75%, 1/28/21 (g)	640
1,800,000	Qatar Government International Bond 144A, 3.38%, 3/14/24 (b)	1,827
1,850,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	1,897
350,000	Republic of Armenia International Bond, 6.00%, 9/30/20 (g)	359
540,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (b)	566
880,000	Republic of South Africa Government International Bond, 5.50%, 3/09/20	895
1,750,000	Republic of South Africa Government International Bond, 5.88%, 5/30/22	1,845
290,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	314
250,000	Senegal Government International Bond, 8.75%, 5/13/21 (g)	271
750,000	Serbia International Bond, 4.88%, 2/25/20 (g)	759
1,400,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	1,412
1,000,000	Ukraine Government International Bond 144A, 7.75%, 9/01/19 (b)	1,005
500,000	Ukraine Government International Bond, 7.75%, 9/01/19 (g)	503
Total Foreign Government (Cost - $42,394)		42,505

Mortgage Backed (28%)
623,291	Alternative Loan Trust 2005-56, (1 mo. LIBOR USD + 0.730%), 3.86%, 11/25/35 (a)	629
1,758,969	Alternative Loan Trust 2006-25CB, 6.00%, 10/25/36	1,504
287,000	Alternative Loan Trust 2006-2CB, 6.00%, 3/25/36	222
214,824	Alternative Loan Trust 2006-45T1, 6.00%, 2/25/37	157
456,428	Alternative Loan Trust 2006-HY11, (1 mo. LIBOR USD + 0.120%), 2.60%, 6/25/36 (a)	429
770,559	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	572
896,367	Alternative Loan Trust 2007-15CB, 5.75%, 7/25/37	762
558,984	Alternative Loan Trust 2007-6, 5.75%, 4/25/47	483
190,607	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 4.39%, 12/25/36 (a)	165

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

249,602	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 3.88%, 11/14/35 (a)(b)	$249
137,479	Banc of America Funding 2005-H Trust, 4.39%, 11/20/35 (d)	123
5,101,590	BANK 2018-BNK13, 0.67%, 8/15/61 (d)	177
2,307,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.722%), 3.19%, 3/15/37 (a)(b)	2,295
1,808,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.971%), 3.44%, 3/15/37 (a)(b)	1,800
496,607	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 0.950%), 3.42%, 8/15/35 (a)(b)	498
200,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 1.400%), 3.87%, 8/15/35 (a)(b)	201
178,937	Bear Stearns ALT-A Trust 2006-6, 4.10%, 11/25/36 (d)	166
118,584	Bear Stearns ARM Trust 2007-3, 4.30%, 5/25/47 (d)	111
9,972,323	BENCHMARK 2018-B4, 0.69%, 7/15/51 (d)	364
490,300	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 11/15/35 (a)(b)	491
408,584	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 4.27%, 11/15/35 (a)(b)	411
2,328,926	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 4.52%, 11/15/35 (a)(b)	2,346
450,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 0.870%), 3.34%, 6/15/35 (a)(b)	450
550,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.950%), 4.42%, 6/15/35 (a)(b)	552
1,560,000	Caesars Palace Las Vegas Trust 2017-VICI 144A, 4.50%, 10/15/34 (b)(d)	1,582
15,616,000	Cantor Commercial Real Estate Lending 2019-CF1, 1.14%, 5/15/52 (d)	1,350
1,200,000	CGDBB Commercial Mortgage Trust 2017-BIOC 144A, (1 mo. LIBOR USD + 2.150%), 4.62%, 7/15/32 (a)(b)	1,201
191,322	CHL Mortgage Pass-Through Trust 2004-29, 2.68%, 2/25/35 (d)	168
129,698	CHL Mortgage Pass-Through Trust 2006-HYB1, 4.07%, 3/20/36 (d)	122
215,427	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.99%, 2/25/47 (d)	195
800,000	COMM 2015-3BP Mortgage Trust 144A, 3.35%, 2/10/35 (b)(d)	775
283,932	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 4/25/31 (a)(b)	284
488,734	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 7/25/31 (a)(b)	490

Principal or Shares	Security Description	Value (000)

700,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 4.93%, 7/25/31 (a)(b)	$714
600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 6.83%, 7/25/31 (a)(b)	619
1,300,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 6.63%, 8/25/31 (a)(b)	1,350
2,783,990	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 9/25/31 (a)(b)	2,789
1,300,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 4.63%, 9/25/31 (a)(b)	1,316
1,050,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 6.58%, 9/25/31 (a)(b)	1,084
800,000	Core Industrial Trust 2015-CALW 144A, 3.98%, 2/10/34 (b)(d)	798
1,100,000	CSMC Trust 2017-MOON 144A, 3.30%, 7/10/34 (b)(d)	1,071
379,887	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (d)	375
213,101	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (d)	201
106,676	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	101
1,100,000	Exantas Capital Corp. 2019-RSO7 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 4.00%, 4/15/36 (a)(b)	1,100
1,071,581	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%), 3.03%, 1/25/30 (a)	1,071
1,985,730	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%), 3.08%, 7/25/30 (a)	1,985
185,236	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.850%), 3.33%, 11/25/29 (a)	185
391,545	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.150%), 3.63%, 9/25/29 (a)	393
390,942	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 3.78%, 4/25/29 (a)	393
202,673	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 3.78%, 7/25/29 (a)	203
1,100,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.000%), 4.48%, 3/25/31 (a)	1,107
1,300,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.100%), 4.58%, 3/25/31 (a)	1,302
3,900,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 4.63%, 10/25/30 (a)	3,924
3,350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 4.68%, 8/25/30 (a)	3,370
2,310,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%), 4.73%, 7/25/30 (a)	2,340
929,113	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 3.000%), 5.48%, 7/25/24 (a)	994

Semi-Annual Report    53

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,300,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 3.000%), 5.48%, 10/25/29 (a)	$2,445
253,777	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.000%), 6.48%, 5/25/25 (a)	273
1,400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.100%), 6.58%, 3/25/31 (a)	1,425
350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 6.73%, 1/25/29 (a)	385
204,361	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.550%), 7.03%, 2/25/25 (a)	220
170,798	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%), 7.48%, 7/25/25 (a)	190
97,473	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%), 7.48%, 7/25/25 (a)	107
343,089	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.700%), 8.18%, 4/25/28 (a)	391
391,991	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%), 8.48%, 9/25/28 (a)	446
200,955	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 4.47%, 9/25/36 (d)	186
161,186	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	123
622,847	Flagstar Mortgage Trust 2018-1 144A, 3.50%, 3/25/48 (b)(d)	623
4,150,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 4.78%, 10/25/48 (a)(b)	4,175
1,300,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 0.900%), 3.38%, 1/25/49 (a)(b)	1,303
900,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 5.13%, 1/25/49 (a)(b)	929
3,000,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 3.28%, 3/25/49 (a)(b)	3,001
2,950,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 4.93%, 3/25/49 (a)(b)	3,000
550,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 6.83%, 3/25/49 (a)(b)	570
700,000	Freddie Mac Stacr Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 0.900%), 3.38%, 2/25/49 (a)(b)	703
600,000	Freddie Mac Stacr Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 4.83%, 2/25/49 (a)(b)	611
1,050,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 0.700%), 3.18%, 4/25/49 (a)(b)	1,050
650,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 4.53%, 4/25/49 (a)(b)	650

Principal or Shares	Security Description	Value (000)

1,550,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 6.58%, 4/25/49 (a)(b)	$1,550
497,532	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.700%), 3.18%, 9/25/30 (a)	497
313,123	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%), 3.23%, 3/25/30 (a)	313
353,436	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 3.68%, 7/25/29 (a)	355
213,409	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 3.68%, 8/25/29 (a)	214
450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(d)	426
271,289	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(d)	273
460,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%), 4.28%, 7/25/30 (a)	454
3,725,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 4.78%, 9/25/30 (a)	3,763
2,675,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.350%), 4.83%, 4/25/30 (a)	2,729
2,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.450%), 4.93%, 12/25/42 (a)	2,042
3,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.500%), 4.98%, 3/25/30 (a)	3,457
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	2,114
1,000,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(d)	989
280,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(d)	278
292,279	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.440%), 2.92%, 6/25/45 (a)	283
1,500,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 1.500%), 3.97%, 7/15/32 (a)(b)	1,501
750,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 1.800%), 4.27%, 7/15/32 (a)(b)	749
1,150,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 2.500%), 4.97%, 7/15/32 (a)(b)	1,146
172,037	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 2.83%, 3/25/35 (a)(b)	162

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

239,874	GSMPS Mortgage Loan Trust 2005-RP3 144A, (1 mo. LIBOR USD + 0.350%), 2.83%, 9/25/35 (a)(b)	$217
82,726	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 3.34%, 8/25/29 (a)	80
390,137	IndyMac INDX Mortgage Loan Trust 2006-AR29, (1 mo. LIBOR USD + 0.250%), 2.73%, 11/25/36 (a)	376
1,842,811	IndyMac INDX Mortgage Loan Trust 2006-AR35, (1 mo. LIBOR USD + 0.180%), 2.66%, 1/25/37 (a)	1,756
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%), 5.57%, 1/15/33 (a)(b)	299
900,000	JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI 144A, 4.14%, 10/05/31 (b)(d)	894
850,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-BCON 144A, 3.88%, 1/05/31 (b)(d)	841
1,991,488	JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ 144A, (1 mo. LIBOR USD + 1.000%), 3.47%, 6/15/32 (a)(b)	1,992
260,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 0.910%), 3.38%, 6/15/35 (a)(b)	260
260,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 1.160%), 3.63%, 6/15/35 (a)(b)	260
149,856	JP Morgan Mortgage Trust 2006-A3, 4.52%, 5/25/36 (d)	147
131,718	JP Morgan Mortgage Trust 2006-A3, 4.52%, 5/25/36 (d)	130
85,765	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(d)	86
1,061,068	JP Morgan Mortgage Trust 2017-5 144A, 3.18%, 10/26/48 (b)(d)	1,063
6,013,474	LCCM 2017-LC26 144A, 1.68%, 7/12/50 (b)(d)	521
370,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32 (b)(d)	366
334,972	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%), 4.80%, 8/25/36 (a)	330
2,391,185	Morgan Stanley Capital I Trust 2018-H3, 1.00%, 7/15/51 (d)	140
499,428	New Residential Mortgage Loan Trust 2014-3 144A, 5.66%, 11/25/54 (b)(d)	536
446,221	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%), 3.98%, 6/25/57 (a)(b)	457
1,000,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 3.92%, 4/14/36 (a)(b)	1,000
581,544	RALI Series 2005-QA4 Trust, 4.60%, 4/25/35 (d)	536
214,258	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	204
3,480,783	RALI Series 2007-QS10 Trust, 6.50%, 9/25/37	3,363

Principal or Shares	Security Description	Value (000)

604,144	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	$554
2,292,516	Residential Asset Securitization Trust 2006-A4IP, 6.63%, 5/25/36 (d)	1,540
516,321	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.66%, 8/20/56 GBP (a)(b)(c)	674
336,129	Sequoia Mortgage Trust 2007-1, 4.15%, 2/20/47 (d)	315
1,000,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 3.23%, 9/25/48 (a)(b)	1,000
350,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 4.58%, 9/25/48 (a)(b)	349
5,374,335	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 4.13%, 4/25/43 (a)(b)	5,416
2,500,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 6.23%, 4/25/43 (a)(b)	2,592
945,504	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 14.23%, 4/25/43 (a)(b)	1,075
369,167	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 2/25/47 (a)(b)	369
2,760,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 3.73%, 2/25/47 (a)(b)	2,771
3,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 4.88%, 2/25/47 (a)(b)	3,405
450,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(b)	492
982,749	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%), 2.69%, 8/25/36 (a)	920
400,000	VMC Finance 2018-FL2 LLC 144A, (1 mo. LIBOR USD + 0.920%), 3.39%, 10/15/35 (a)(b)	401
460,205	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.280%), 2.76%, 11/25/45 (a)	447
113,705	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.290%), 2.77%, 12/25/45 (a)	114
466,197	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.610%), 3.09%, 8/25/45 (a)	428
75,266	WaMu Mortgage Pass-Through Certificates, 3.39%, 6/25/37 (d)	73
716,100	WaMu Mortgage Pass-Through Certificates, 3.79%, 7/25/37 (d)	663
143,237	WaMu Mortgage Pass-Through Certificates, 3.91%, 8/25/46 (d)	138
65,572	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.86%, 9/25/36 (d)	63
147,241	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%), 2.42%, 1/25/47 (a)	145
619,272	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.87%, 2/25/37 (d)	612
1,333,745	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 Trust, (1 mo. LIBOR USD + 1.400%), 3.88%, 7/25/35 (a)	1,236
273,066	Wells Fargo Alternative Loan 2007-PA2 Trust, 6.00%, 6/25/37	275

Semi-Annual Report    55

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

450,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.650%), 4.12%, 12/15/34 (a)(b)	$450
6,887,912	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.11%, 8/15/51 (d)	420
Total Mortgage Backed (Cost - $137,760)		139,001

U.S. Treasury (16%)
41,500,000	U.S. Treasury Bill, 2.38%, 3/26/20 (f)	40,627
13,000,000	U.S. Treasury Note, 2.13%, 3/31/24	12,905
20,000,000	U.S. Treasury Note, 2.25%, 3/31/21	19,991
5,000,000	U.S. Treasury Note, 2.25%, 4/15/22	5,001
400,000	U.S. Treasury Note, 2.50%, 6/30/20 (i)(j)	401
600,000	U.S. Treasury Note, 2.75%, 11/30/20 (i)(j)	604
1,100,000	U.S. Treasury Note, 2.88%, 11/30/23 (i)	1,129
Total U.S. Treasury (Cost - $80,588)		80,658

Investment Company (1%)
3,073,078	Payden Cash Reserves Money Market Fund * (Cost - $3,073)	3,073

Purchase Options (0%)
Total Purchased Options (Cost - $114)		91

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $268)		670

Total Investments, Before Options Written (Cost - $519,495) (105%)		522,537

Written Swaptions (0%)
Total Written Swaptions (Cost - $(236))		(621)

Total Investments (Cost - $519,259) (105%)		521,916
Liabilities in excess of Other Assets (-5%)		(23,722)

Net Assets (100%)		$498,194

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Yield to maturity at time of purchase.
(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $921 and the total market value of the collateral held by the Fund is $962. Amount in 000s.

(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.

  Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
S & P 500 Index	313	$92,204	2475.00	05/17/2019	$19	Put
S & P 500 Index	435	128,144	2500.00	05/31/2019	72	Put

Total Purchase Options		$220,348			$91

56   Payden Mutual Funds

Purchased Swaptions

		Notional
		Amount	Expiration	Value
Description	Counterparty	(000s)	date	(000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15%	Barclays Bank PLC	$37,200	06/26/2020	$346	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.40%	BNP PARIBAS	18,638	09/27/2019	73	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975%	Barclays Bank PLC	18,800	09/27/2019	251	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$670

Written Swaptions
		Notional
		Amount	Expiration	Value
Description	Counterparty	(000s)	date	(000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15%	Barclays Bank PLC	$37,200	06/26/2019	$(341)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.36%	BNP PARIBAS	7,640	09/27/2019	(61)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90%	Barclays Bank PLC	7,800	09/27/2019	(219)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(621)

Open Forward Currency Contracts to USD

				Unrealized
Currency	Currency			Appreciation
Purchased	Sold		Settlement	(Depreciation)
(000s)	(000s)	Counterparty	Date	(000s)
Assets:
USD 4,681	SEK 43,277	Barclays Bank PLC	06/13/2019	$ 108
USD 4,666	NOK 39,688	Barclays Bank PLC	06/13/2019	58
USD 7,655	EUR 6,790	Citibank, N.A.	05/08/2019	34
USD 981	GBP 744	HSBC Bank USA, N.A.	05/08/2019	11
USD 4,238	CAD 5,607	HSBC Bank USA, N.A.	05/16/2019	51
USD 4,210	NOK 35,695	HSBC Bank USA, N.A.	05/16/2019	70
				332
Liabilities:
CAD 5,607	USD 4,192	HSBC Bank USA, N.A.	05/16/2019	(5)
NOK 39,688	USD 4,633	Barclays Bank PLC	06/13/2019	(25)
NOK 35,695	USD 4,187	HSBC Bank USA, N.A.	05/16/2019	(47)
SEK 43,277	USD 4,657	Barclays Bank PLC	06/13/2019	(84)
				(161)
Net Unrealized Appreciation (Depreciation)				$ 171

Semi-Annual Report    57

            Payden Absolute Return Bond Fund continued

Open Futures Contracts

					Unrealized
			Notional	Current	Appreciation
	Number of	Expiration	Amount	Value	(Depreciation)
Contract Type	Contracts	Date	(000s)	(000s)	(000s)
Long Contracts:
3-Month GBP LIBOR Option Future	216	Dec-19	$7	$(44)	$(44)
AUD 3-Year Bond Future	258	Jun-19	20,721	113	113

					69

Short Contracts:
3-Month GBP LIBOR Option Future	216	Dec-19	(1)	13	13

Total Futures					$82

  Open Centrally Cleared Interest Rate Swap Contracts

				Upfront	Unrealized
		Notional		payments/	Appreciation
	Maturity	Amount	Value	receipts	(Depreciation)
Description	Date	(000s)	(000s)	(000s)	(000s)
Pay Variable Quarterly, 3-Month USD LIBOR, Receive Fixed 2.473%	01/08/2023	$30,661	$150	$—	$150
Semi-Annually
Pay Variable Semi-Annually, 3-Month USD LIBOR, Receive Fixed	01/08/2023	5,019	14	6	8
2.354% Quarterly
Receive Variable Quarterly, 3-Month USD LIBOR, Pay Fixed 2.657%	01/08/2031	1,627	(12)	9	(21)
Semi-Annually
Receive Variable Quarterly, 3-Month USD LIBOR, Pay Fixed 2.816%	01/08/2031	6,732	(144)	—	(144)
Semi-Annually

			$8	$15	$(7)

Open Centrally Cleared Credit Default Swap Contracts

Upfront
		Notional		payments/	Unrealized
	Maturity	Amount	Value	receipts	Appreciation
Description	Date	(000s)	(000s)	(000s)	(000s)
Protection Bought (Relevant Credit: Markit CDX, North America	06/20/2024	$25,000	$1,908	$1,896	$12
High Yield Series 32 Index), Pay 5% Quarterly, Receive upon credit default

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$ 921
Non-cash Collateral[2]	(921)

Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

58   Payden Mutual Funds

            Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.	Portfolio Composition - percent of investments

	Bank Loans	71%
	Corporate	16%
	Mortgage Backed	4%
	Investment Company	7%
	Other	2%

Schedule of Investments - April 30, 2019 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
2,200,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 5.44%, 4/19/30 (a)(b) (Cost - $2,185)	$2,158
Bank Loans(c) (73%)
Communications (3%)
1,477,519	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 1/31/25	1,470
1,482,481	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.49%, 4/30/25	1,488
858,978	Zayo Group LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 1/19/24	860
		3,818
Consumer Cyclical (34%)
1,408,541	1011778 BCULC Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 2/16/24	1,408
1,112,804	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 10/06/23	1,117
1,691,500	Altice France SA Term Loan B13 1L, (LIBOR USD 1-Month + 4.000%), 6.47%, 8/14/26	1,661
1,452,425	Altra Industrial Motion Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 10/01/25	1,452
1,365,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 3/11/25	1,365
1,437,963	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.35%, 6/01/24	1,432
1,850,943	Bausch Health Americas Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.47%, 6/02/25	1,862
1,854,095	BWAY Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.91%, 4/03/24	1,835
997,475	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 12/23/24	1,002
925,000	Carrols Restaurant Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.25%, 4/03/26	922
1,476,263	Core & Main LP Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.63%, 8/01/24	1,481
1,467,532	Frontier Communications Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 6.24%, 6/17/24	1,435
1,995,000	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 6.35%, 10/22/25	1,999

Principal or Shares	Security Description	Value (000)

1,759,513	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.48%, 8/25/22	$1,755
1,000,000	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 2.50%, 4/24/26	1,003
1,467,712	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 4/03/25	1,470
1,482,009	Live Nation Entertainment Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.25%, 10/31/23	1,484
1,496,250	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 8/29/25	1,502
1,558,575	Michaels Stores Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.98%, 1/30/23	1,552
985,664	Party City Holdings Inc. Term Loan, (LIBOR USD 1-Month + 2.500%), 4.99%, 8/19/22	988
258,145	PetVet Care Centres LLC Term Loan 1L, (LIBOR USD 1-Month + 1.875%), 3.11%, 2/14/25	250
1,145,956	PetVet Care Centres LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 2/14/25	1,109
1,377,246	PQ Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 5.08%, 2/08/25	1,379
1,755,178	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 2/06/23	1,761
1,234,406	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 8/14/24	1,233
560,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 9.48%, 1/30/26	563
1,185,513	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.73%, 1/31/25	1,178
797,995	United Rentals NA Inc. Initial Term Loan 1L, (LIBOR USD 1-Month + 1.750%), 4.24%, 10/31/25	800
898,473	Univar USA Inc. Term Loan B4 1L, (LIBOR USD 1-Month + 2.500%), 4.98%, 7/01/24	903
987,500	Wink Holdco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.48%, 12/02/24	975
		38,876
Consumer Non-Cyclical (16%)
989,924	Ashland LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 5/17/24	991

Semi-Annual Report    59

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

985,025	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 1/02/25	$980
1,406,111	Berry Global Inc. Term Loan T 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 1/06/21	1,406
1,496,241	BJ’s Wholesale Club Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.47%, 2/03/24	1,505
1,491,068	Burlington Coat Factory Warehouse Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 11/18/24	1,495
1,302,591	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 3/01/24	1,304
927,526	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 6/24/21	931
1,341,807	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 5.75%, 4/06/24	1,330
1,235,927	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 4.98%, 8/18/23	1,232
545,875	HUB International Ltd. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.31%, 4/25/25	541
271,357	MEG Energy Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 5.99%, 12/31/23	272
780,980	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.35%, 6/07/23	774
—	Nexeo Solutions LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 6.00%, 6/09/23	—
1,520,826	Sotera Health Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.48%, 5/15/22	1,513
1,734,831	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 6/27/23	1,733
1,615,524	Western Digital Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 4/29/23	1,603
1,399,317	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 5/30/25	1,400
		19,010
Energy (2%)
974,000	Talen Energy Supply LLC Term Loan B2 1L, (LIBOR USD 1-Month + 4.000%), 6.48%, 4/13/24	977
997,449	Vistra Operations Co. LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 8/04/23	999
		1,976
Financial Services (8%)
500,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 8.98%, 8/04/25	511

Principal or Shares	Security Description	Value (000)

773,129	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.000%), 5.48%, 8/04/22	$777
1,158,933	Coral U.S. Co-Borrower LLC Term Loan B4 L1, (LIBOR USD 1-Month + 3.250%), 5.73%, 2/02/26	1,165
1,385,954	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.417%), 5.90%, 10/04/23	1,390
1,296,852	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 10/25/23	1,303
1,485,000	Iron Mountain Information Management LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 1/02/26	1,461
851,000	K-Mac Holdings Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 5.73%, 3/14/25	849
350,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 3-Month + 6.750%), 9.23%, 3/16/26	349
1,557,210	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 3/21/25	1,559
		9,364
Technology (10%)
1,423,686	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.24%, 8/17/23	1,429
1,485,000	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.97%, 1/25/26	1,487
1,203,277	Dell International LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.90%, 9/07/23	1,205
1,500,000	First Data Corp. Term Loan 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 4/26/24	1,501
1,391,912	Infor (U.S.) Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 2/01/22	1,395
498,731	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.74%, 11/03/23	474
1,466,250	RP Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 10/12/23	1,468
1,000,000	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.50%, 2/22/24	1,000
1,350,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 4.61%, 11/01/23	1,350
		11,309
Total Bank Loans (Cost - $84,237)		84,353
Corporate Bond (17%)
726,981	American Airlines 2013-2 Class B Pass-Through Trust 144A, 5.60%, 7/15/20 (b)	738
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 3.387%), 5.13%, (a)(d)	1,504
1,000,000	Bombardier Inc. 144A, 6.00%, 10/15/22 (b)	1,006
1,540,000	California Resources Corp., 5.00%, 1/15/20	1,471
307,692	Cenovus Energy Inc., 5.70%, 10/15/19	311
1,000,000	CSC Holdings LLC, 6.75%, 11/15/21	1,072
800,000	DISH DBS Corp., 6.75%, 6/01/21	827

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,000,000	Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21	$1,044
214,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (b)	218
1,000,000	HCA Healthcare Inc., 6.25%, 2/15/21	1,051
1,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,033
1,000,000	MGM Resorts International, 6.63%, 12/15/21	1,076
500,000	NagaCorp Ltd. 144A, 9.38%, 5/21/21 (b)	524
1,000,000	Navient Corp., 5.00%, 10/26/20	1,016
1,000,000	Realogy Group LLC/Realogy Co-Issuer Corp. 144A, 5.25%, 12/01/21 (b)	1,009
1,000,000	SBA Communications Corp., 4.88%, 7/15/22	1,016
900,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	903
1,000,000	Sprint Corp., 7.25%, 9/15/21	1,050
1,000,000	Tenet Healthcare Corp., 8.13%, 4/01/22	1,071
1,000,000	Whiting Petroleum Corp., 5.75%, 3/15/21	1,030
Total Corporate Bond (Cost - $18,884)		18,970

Mortgage Backed (4%)
819,069	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 14.23%, 10/25/28 (a)	1,156
797,514	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.73%, 9/25/28 (a)	1,164
675,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.600%), 6.08%, 4/25/24 (a)	727

Principal or Shares	Security Description	Value (000)

300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	$ 325
665,318	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 12.98%, 5/25/28 (a)	887
696,687	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 14.23%, 4/25/43 (a)(b)	792
Total Mortgage Backed (Cost - $4,159)		5,051

Investment Company (7%)
8,042,505	Payden Cash Reserves Money Market Fund * (Cost - $8,043)	8,043

Total Investments (Cost - $117,508) (103%)		118,575
Liabilities in excess of Other Assets (-3%)		(3,343)

Net Assets (100%)		$ 115,232

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.

See notes to financial statements.

Semi-Annual Report    61

            Payden High Income Fund

The Fund seeks high current income and capital

appreciation by generally investing in below investment

grade debt instruments and income producing securities of

U.S. and foreign issuers with no limit on the average

portfolio maturity.

Portfolio Composition - percent of investments

Energy	16%
Consumer Cyclical	16%
Communications	14%
Consumer Non-Cyclical	11%
Financial	10%
Other	33%

Schedule of Investments - April 30, 2019 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (0%)
1,000,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 5.44%, 4/19/30 (a)(b) (Cost - $978)	$981

Bank Loans(c) (7%)
1,995,000	Albertson’s LLC Term Loan B7 1L, (LIBOR USD 1-Month + 3.000%), 5.48%, 11/17/25	2,000
1,595,990	Altice France SA Term Loan B13 1L, (LIBOR USD 1-Month + 4.000%), 6.47%, 8/14/26	1,567
1,350,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 8.98%, 8/04/25	1,380
1,500,000	Bausch Health Americas Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.47%, 6/02/25	1,509
5,000,000	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.50%, 4/30/25	5,018
1,782,000	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.97%, 1/25/26	1,784
1,000,000	CSC Holdings LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.000%), 5.47%, 4/15/27	1,005
2,572,000	GOBP Holdings Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.250%), 9.85%, 10/22/26	2,572
1,500,000	Gray Television Inc. term Loan B2 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 2/07/24	1,502
1,200,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 3-Month + 6.750%), 9.23%, 3/16/26	1,198
306,694	Mission Broadcasting Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 2.250%), 4.74%, 1/17/24	306
1,652,292	Nexstar Broadcasting Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 2.250%), 4.75%, 1/17/24	1,646
465,288	PetVet Care Centres LLC Term Loan 1L, (LIBOR USD 1-Month + 1.875%), 3.11%, 2/14/25	450
2,065,500	PetVet Care Centres LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 2/14/25	1,998
997,462	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.74%, 11/03/23	947
3,500,000	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.25%,	3,511
1,915,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 9.48%, 1/30/26	1,927
Total Bank Loans (Cost - $30,237)		30,320

Corporate Bond (84%)
Basic Industry (4%)
1,500,000	Alpha 2 BV 144A, 8.75%, 6/01/23 (b)	1,496

Principal or Shares	Security Description	Value (000)

2,328,000	Ashland LLC, 6.88%, 5/15/43	$2,497
1,600,000	Cleveland-Cliffs Inc., 5.75%, 3/01/25	1,596
1,250,000	First Quantum Minerals Ltd. 144A, 6.88%, 3/01/26 (b)	1,175
1,100,000	First Quantum Minerals Ltd. 144A, 7.25%, 5/15/22 (b)(d)	1,117
3,975,000	Freeport-McMoRan Inc., 3.55%, 3/01/22	3,950
1,800,000	Hudbay Minerals Inc. 144A, 7.63%, 1/15/25 (b)	1,881
1,350,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	1,384
1,500,000	NOVA Chemicals Corp. 144A, 5.00%, 5/01/25 (b)	1,464
1,500,000	OCI NV 144A, 6.63%, 4/15/23 (b)	1,570
2,000,000	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc. 144A, 5.38%, 9/01/25 (b)	1,955
		20,085
Communications (13%)
1,150,000	Altice Finco SA 144A, 8.13%, 1/15/24 (b)	1,196
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (e)(f)	1,193
2,750,000	Altice France SA 144A, 7.38%, 5/01/26 (b)	2,793
2,600,000	Anixter Inc. 144A, 6.00%, 12/01/25 (b)	2,769
2,200,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (b)	2,213
3,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (b)(d)	3,052
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,779
2,000,000	CenturyLink Inc., 7.50%, 4/01/24 (d)	2,152
1,500,000	CommScope Inc. 144A, 8.25%, 3/01/27 (b)	1,624
1,000,000	CSC Holdings LLC 144A, 5.38%, 7/15/23 (b)	1,025
1,350,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (b)	1,452
1,200,000	CSC Holdings LLC 144A, 10.88%, 10/15/25 (b)	1,383
2,000,000	DISH DBS Corp., 5.88%, 7/15/22	1,959
2,000,000	Frontier Communications Corp., 7.63%, 4/15/24	1,115
850,000	Frontier Communications Corp. 144A, 8.00%, 4/01/27 (b)	881
750,000	Frontier Communications Corp. 144A, 8.50%, 4/01/26 (b)	709
2,050,000	Frontier Communications Corp., 10.50%, 9/15/22 (d)	1,507
2,300,000	Level 3 Financing Inc., 5.63%, 2/01/23	2,329
1,800,000	Millicom International Cellular SA 144A, 6.25%, 3/25/29 (b)	1,867
1,000,000	Netflix Inc. 144A, 4.63%, 5/15/29 EUR (b)(f)	1,223
1,250,000	Netflix Inc. 144A, 5.38%, 11/15/29 (b)	1,269
1,500,000	Qualitytech LP/QTS Finance Corp. 144A, 4.75%, 11/15/25 (b)	1,470
2,700,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,732

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	$1,181
1,000,000	Sprint Capital Corp., 6.90%, 5/01/19	1,000
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,219
3,500,000	Sprint Corp., 7.63%, 3/01/26	3,509
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,150
4,000,000	T-Mobile USA Inc., 6.50%, 1/15/26	4,289
1,000,000	Virgin Media Finance PLC, 4.50%, 1/15/25 EUR (e)(f)	1,165
1,700,000	Zayo Group LLC/Zayo Capital Inc. 144A, 5.75%, 1/15/27 (b)	1,730
		58,935
Consumer Cyclical (14%)
1,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,492
1,400,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (b)	1,379
490,000	Allison Transmission Inc. 144A, 5.88%, 6/01/29 (b)	506
2,499,215	American Airlines 2013-1 Class B Pass-Through Trust 144A, 5.63%, 1/15/21 (b)	2,552
1,000,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26 (d)	1,005
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (b)	816
3,500,000	Beacon Roofing Supply Inc. 144A, 4.88%, 11/01/25 (b)	3,381
2,000,000	Boyne USA Inc. 144A, 7.25%, 5/01/25 (b)	2,180
2,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	2,662
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,478
750,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(f)	876
2,500,000	Ford Motor Credit Co. LLC, 4.13%, 8/04/25	2,448
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (e)(f)	1,160
1,000,000	International Game Technology PLC, 3.50%, 7/15/24 EUR (e)(f)	1,174
2,000,000	Lennar Corp., 4.75%, 11/29/27	2,049
1,500,000	LGI Homes Inc. 144A, 6.88%, 7/15/26 (b)	1,526
2,900,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	2,933
2,800,000	Live Nation Entertainment Inc. 144A, 4.88%, 11/01/24 (b)	2,862
1,000,000	LKQ European Holdings BV, 4.13%, 4/01/28 EUR (e)(f)	1,181
2,200,000	Marriott Ownership Resorts Inc./ILG LLC 144A, 6.50%, 9/15/26 (b)	2,318
1,500,000	Meritage Homes Corp., 5.13%, 6/06/27	1,485
1,675,000	Merlin Entertainments PLC 144A, 5.75%, 6/15/26 (b)	1,744
1,500,000	NagaCorp Ltd. 144A, 9.38%, 5/21/21 (b)	1,572
450,000	Panther BF Aggregator 2 LP/Panther Finance Co. Inc. 144A, 6.25%, 5/15/26 (b)	470
450,000	Panther BF Aggregator 2 LP/Panther Finance Co. Inc. 144A, 8.50%, 5/15/27 (b)	466
1,500,000	Penske Automotive Group Inc., 5.50%, 5/15/26	1,502
1,600,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	1,366

Principal or Shares	Security Description	Value (000)

1,425,000	Shea Homes LP/Shea Homes Funding Corp. 144A, 6.13%, 4/01/25 (b)	$1,407
3,000,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (b)	3,045
2,550,000	Truck Hero Inc. 144A, 8.50%, 4/21/24 (b)	2,575
3,025,000	United Continental Holdings Inc., 5.00%, 2/01/24 (d)	3,127
2,000,000	William Lyon Homes Inc., 6.00%, 9/01/23	1,990
2,200,000	Wyndham Hotels & Resorts Inc. 144A, 5.38%, 4/15/26 (b)	2,255
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,070
		61,052
Consumer Non-Cyclical (12%)
2,350,000	Ashtead Capital Inc. 144A, 5.25%, 8/01/26 (b)	2,453
2,800,000	Bausch Health Cos. Inc., 4.50%, 5/15/23 EUR (e)(f)	3,176
1,000,000	Bausch Health Cos. Inc. 144A, 9.00%, 12/15/25 (b)	1,111
2,000,000	Centene Corp., 4.75%, 1/15/25	2,034
660,000	Centene Corp. 144A, 5.38%, 6/01/26 (b)	688
2,100,000	CHS/Community Health Systems Inc., 6.25%, 3/31/23	2,053
3,000,000	Cimpress NV 144A, 7.00%, 6/15/26 (b)	2,978
2,000,000	HCA Inc., 5.00%, 3/15/24	2,120
3,250,000	HCA Inc., 5.38%, 2/01/25	3,429
1,000,000	HCA Inc., 5.38%, 9/01/26	1,057
860,000	HCA Inc., 5.88%, 2/01/29	927
900,000	Hertz Corp., 5.88%, 10/15/20	901
2,000,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (b)	2,045
2,750,000	Land O’ Lakes Inc. 144A, 7.25%, (b)(g)	2,702
1,500,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC 144A, 5.63%, 10/15/23 (b)	1,177
850,000	Refinitiv U.S. Holdings Inc. 144A, 8.25%, 11/15/26 (b)	864
1,500,000	ServiceMaster Co. LLC 144A, 5.13%, 11/15/24 (b)	1,519
2,100,000	Tenet Healthcare Corp., 4.63%, 7/15/24	2,114
1,720,000	Tenet Healthcare Corp. 144A, 6.25%, 2/01/27 (b)	1,795
3,000,000	Tenet Healthcare Corp., 6.75%, 6/15/23	3,071
1,000,000	Tenet Healthcare Corp., 7.00%, 8/01/25 (d)	1,016
1,000,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 EUR (e)(f)	1,012
2,148,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	2,065
2,000,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	2,052
1,250,000	United Rentals North America Inc., 4.88%, 1/15/28	1,244
2,000,000	United Rentals North America Inc., 5.88%, 9/15/26	2,097
2,225,000	Universal Health Services Inc. 144A, 5.00%, 6/01/26 (b)	2,289

Semi-Annual Report    63

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

2,530,000	Valeant Pharmaceuticals International 144A, 8.50%, 1/31/27 (b)	$2,762
1,350,000	Valeant Pharmaceuticals International 144A, 9.25%, 4/01/26 (b)	1,505
1,500,000	WellCare Health Plans Inc. 144A, 5.38%, 8/15/26 (b)	1,575
		55,831
Energy (18%)
1,400,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A, 5.75%, 3/01/27 (b)	1,432
2,500,000	Antero Resources Corp., 5.00%, 3/01/25 (d)	2,462
3,100,000	California Resources Corp., 5.00%, 1/15/20	2,960
900,000	California Resources Corp., 5.50%, 9/15/21	697
1,150,000	Calpine Corp. 144A, 5.25%, 6/01/26 (b)	1,156
1,400,000	Calpine Corp., 5.50%, 2/01/24	1,395
1,500,000	Carrizo Oil & Gas Inc., 6.25%, 4/15/23 (d)	1,466
3,000,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	3,240
2,750,000	Cheniere Energy Partners LP 144A, 5.63%, 10/01/26 (b)	2,848
1,200,000	Chesapeake Energy Corp., 7.00%, 10/01/24	1,191
2,000,000	DCP Midstream Operating LP, 5.38%, 7/15/25	2,107
1,500,000	Energy Transfer Operating LP, (3 mo. LIBOR USD + 4.028%), 6.25%, (a)(g)	1,430
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%), 6.00%, (a)(g)	1,299
1,500,000	Ensco Rowan PLC, 5.75%, 10/01/44	994
2,750,000	Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21	2,870
3,150,000	Extraction Oil & Gas Inc. 144A, 7.38%, 5/15/24 (b)	2,851
2,500,000	Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25 (e)	2,409
1,500,000	Gulfport Energy Corp., 6.63%, 5/01/23	1,451
960,000	Halcon Resources Corp., 6.75%, 2/15/25	622
3,000,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (b)	3,014
2,000,000	Laredo Petroleum Inc., 5.63%, 1/15/22	1,895
2,650,000	Montage Resources Corp., 8.88%, 7/15/23	2,551
1,500,000	Moss Creek Resources Holdings Inc. 144A, 10.50%, 5/15/27 (b)	1,541
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24	1,048
1,500,000	Noble Holding International Ltd., 7.95%, 4/01/25	1,331
3,000,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 5.63%, 10/15/27 (b)	3,082
2,550,000	PDC Energy Inc., 5.75%, 5/15/26	2,560
1,000,000	SemGroup Corp., 6.38%, 3/15/25	958
1,000,000	SemGroup Corp., 7.25%, 3/15/26	972
1,150,000	SM Energy Co., 6.63%, 1/15/27	1,090
4,000,000	SM Energy Co., 6.75%, 9/15/26 (d)	3,850
2,000,000	SRC Energy Inc., 6.25%, 12/01/25	1,910
2,800,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28	2,877
2,105,000	Talen Energy Supply LLC 144A, 9.50%, 7/15/22 (b)(d)	2,305
2,400,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 4/15/26	2,533

Principal or Shares	Security Description	Value (000)

3,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (b)	$3,218
1,600,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	1,548
1,417,500	Transocean Guardian Ltd. 144A, 5.88%, 1/15/24 (b)	1,460
750,000	Transocean Poseidon Ltd. 144A, 6.88%, 2/01/27 (b)	801
3,457,000	Whiting Petroleum Corp., 6.63%, 1/15/26 (d)	3,460
		78,884
Financial (11%)
2,800,000	Ally Financial Inc., 4.13%, 2/13/22	2,839
2,000,000	AmWINS Group Inc. 144A, 7.75%, 7/01/26 (b)	2,025
1,450,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (a)(d)	1,481
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 2.931%), 5.88%, 12/29/49 (a)(g)	1,551
700,000	CIT Group Inc., 5.25%, 3/07/25 (d)	746
1,940,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, 12/15/66 (a)(g)	1,948
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 5.95%, (a)(g)	1,555
2,000,000	Dana Financing Luxembourg Sarl 144A, 6.50%, 6/01/26 (b)	2,103
1,000,000	Equinix Inc., 2.88%, 10/01/25 EUR (f)	1,155
2,400,000	Fidelity & Guaranty Life Holdings Inc. 144A, 5.50%, 5/01/25 (b)	2,436
1,725,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%), 5.75%, (a)(g)	1,616
1,500,000	GLP Capital LP/GLP Financing II Inc., 5.75%, 6/01/28	1,616
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (b)	2,073
1,200,000	Huntington Bancshares Inc., (3 mo. LIBOR USD + 2.880%), 5.70%, (a)(g)	1,204
2,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/01/24	2,625
2,000,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,980
2,350,000	iStar Inc., 5.25%, 9/15/22	2,374
1,500,000	Lloyds Banking Group PLC, (5 yr. Swap Semi 30/360 USD + 4.496%), 7.50%, (a)(g)	1,558
2,000,000	MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25 EUR (f)	2,376
4,000,000	Navient Corp., 5.00%, 10/26/20	4,065
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (b)	2,067
2,700,000	SLM Corp., 5.13%, 4/05/22	2,666
2,200,000	Springleaf Finance Corp., 6.13%, 5/15/22	2,335
1,000,000	Springleaf Finance Corp., 7.13%, 3/15/26	1,076
1,500,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A, 6.75%, 6/15/22 (b)	1,554
		49,024
Industrial (8%)
3,318,080	ARD Securities Finance SARL 144A, 8.75%, 1/31/23 (b)(d)	3,289

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,500,000	Avolon Holdings Funding Ltd. 144A, 5.25%, 5/15/24 (b)	$2,615
2,000,000	Avolon Holdings Funding Ltd. 144A, 5.50%, 1/15/23 (b)	2,095
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,914
2,400,000	Bombardier Inc. 144A, 7.50%, 12/01/24 (b)	2,446
1,000,000	Bombardier Inc. 144A, 7.50%, 3/15/25 (b)	1,008
1,000,000	BWAY Holding Co., 4.75%, 4/15/24 EUR (e)(f)	1,153
2,150,000	BWX Technologies Inc. 144A, 5.38%, 7/15/26 (b)	2,204
1,000,000	Covanta Holding Corp., 5.88%, 7/01/25	1,029
2,000,000	Covanta Holding Corp., 6.00%, 1/01/27	2,045
1,000,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (e)(f)	1,177
750,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(f)	882
1,600,000	James Hardie International Finance DAC 144A, 5.00%, 1/15/28 (b)	1,566
1,500,000	Mueller Water Products Inc. 144A, 5.50%, 6/15/26 (b)	1,530
1,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	1,222
2,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	1,923
2,200,000	TransDigm UK Holdings PLC 144A, 6.88%, 5/15/26 (b)	2,216
2,800,000	TTM Technologies Inc. 144A, 5.63%, 10/01/25 (b)	2,772
600,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	615
1,350,000	XPO Logistics Inc. 144A, 6.75%, 8/15/24 (b)	1,397
		36,098
Technology (3%)
2,500,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (b)	2,594
1,500,000	Change Healthcare Holdings LLC/Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	1,493
1,350,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (b)	1,664
2,500,000	Everi Payments Inc. 144A, 7.50%, 12/15/25 (b)	2,606
2,000,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	2,052
1,800,000	NXP BV/NXP Funding LLC 144A, 3.88%, 9/01/22 (b)	1,836
		12,245
Utility (1%)
1,200,000	AES Corp., 4.50%, 3/15/23	1,222
1,500,000	NGL Energy Partners LP/NGL Energy Finance Corp. 144A, 7.50%, 4/15/26 (b)	1,554
1,250,000	NRG Energy Inc., 5.75%, 1/15/28	1,329
1,250,000	Vistra Operations Co. LLC 144A, 5.50%, 9/01/26 (b)	1,291
		5,396
Total Corporate Bond (Cost - $372,669)		377,550
Mortgage Backed (3%)
1,996,655	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 12.73%, 1/25/29 (a)	2,696

Principal or Shares	Security Description	Value (000)

1,993,784	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.73%, 9/25/28 (a)	$2,910
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	976
1,247,258	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.73%, 10/25/29 (a)	1,412
1,891,009	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 14.23%, 4/25/43 (a)(b)	2,149
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(b)	1,695
Total Mortgage Backed (Cost - $9,579)		11,838

Preferred Stock (0%)
79,400	Morgan Stanley, 5.85% (Cost - $2,051)	2,085

Exchange Traded Fund (1%)
60,800	SPDR Blackstone/GSO Senior Loan ETF (d) (Cost - $2,799)	2,848

Investment Company (14%)
65,812,907	Payden Cash Reserves Money Market Fund * (Cost - $65,813)	65,813
Total Investments (Cost - $484,126) (109%)		491,435
Liabilities in excess of Other Assets (-9%)		(40,557)
Net Assets (100%)		$450,878

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $28,896 and the total market value of the collateral held by the Fund is $29,884. Amounts in 000s.

(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Principal in foreign currency.
(g)	Perpetual security with no stated maturity date.

Semi-Annual Report    65

            Payden High Income Fund continued

Open Forward Currency Contracts to USD

Currency	Currency			Unrealized
Purchased	Sold		Settlement	Appreciation
(000s)	(000s)	Counterparty	Date	(000s)
Assets:
USD 19,356	EUR 17,176	Citibank, N.A.	05/08/2019	$78

Net Unrealized Appreciation				$78

  Open Centrally Cleared Interest Rate Swap Contracts

		Notional		Upfront payments/	Unrealized Appreciation
	Maturity	Amount	Value	receipts	(Depreciation)
Description	Date	(000s)	(000s)	(000s)	(000s)
Pay Variable Monthly, 1-Month EURIBOR, Receive Fixed 3.013%	10/29/2023	$14,240	$490	$—	$490
Semi-Annually
Receive Variable Monthly, 1-Month EURIBOR, Pay Fixed 0.2405%	10/29/2023	11,610	(246)	—	(246)
Semi-Annually
			$244	$—	$244

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$28,896
Non-cash Collateral[2]	(28,896)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

66   Payden Mutual Funds

            Payden California Municipal  Income Fund

The Fund seeks income that is exempt from federal and

California state income tax and is consistent with

preservation of capital by generally investing in investment grade California municipal securities with an average

portfolio maturity of five to ten years.

Portfolio Composition - percent of investments

General Obligation	47%
Education	11%
Healthcare	10%
Industrial Development/Pollution Control	9%
Water & Sewer	7%
Other	16%

Schedule of Investments - April 30, 2019 (Unaudited)
Principal or Shares	Security Description	Value (000)

Corporate Bond (1%)
500,000	Century Housing Corp., 4.00%, 11/01/21 (Cost - $500)	$502

General Obligation (49%)
645,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/26	741
455,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/28 AGM (a)	554
100,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/28 BAM (a)	117
250,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/32 BAM (a)	290
300,000	Anaheim Public Financing Authority, 5.00%, 5/01/34	342
500,000	Anaheim Public Financing Authority, 5.00%, 9/01/36 BAM (a)	596
1,000,000	Azusa Unified School District, 5.00%, 8/01/42	1,092
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	235
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	330
250,000	California Infrastructure & Economic Development Bank, 2.12%, 8/01/47 (b)	249
500,000	California Infrastructure & Economic Development Bank, 2.39%, 12/01/50 (b)	503
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/39 (c)	1,150
400,000	California State Public Works Board, 5.00%, 3/01/29	486
385,000	California State Public Works Board, 5.25%, 10/01/33	450
500,000	California State Public Works Board, 8.00%, 3/01/35	522
100,000	City & County of San Francisco CA, 5.00%, 4/01/22	100
300,000	City & County of San Francisco CA Community Facilities District No 2014-1, 3.11%, 9/01/24	303
260,000	City of Irvine CA, 5.00%, 9/02/22	288
500,000	City of Sacramento CA, 5.97%, 8/01/20 AGM (a)	518
400,000	County of Sacramento CA, 5.75%, 2/01/30	413
1,000,000	County of Santa Barbara CA, AMT, 5.00%, 12/01/36	1,179
400,000	Hesperia Community Redevelopment Agency Successor Agency, 3.00%, 9/01/20 AGM (a)	401
500,000	Indio Redevelopment Agency Successor Agency, 3.00%, 8/15/19	499

Principal or Shares	Security Description	Value (000)

400,000	Inglewood Joint Powers Authority, 2.75%, 8/01/21 BAM (a)	$401
285,000	Inglewood Public Financing Authority, 4.25%, 8/01/21	302
250,000	Inglewood Redevelopment Agency Successor Agency, 5.00%, 5/01/31 BAM (a)	299
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	596
350,000	Los Angeles County Redevelopment Authority, 5.25%, 12/01/26 AGM (a)	416
725,000	Midpeninsula Regional Open Space District, 4.00%, 9/01/43	786
100,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 5/01/30	116
500,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/31	603
500,000	Napa Valley Community College District, 0.00%, 8/01/23	516
1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT 144A, 2.60%, 10/01/47 (b)(c)	1,000
250,000	Pomona Redevelopment Agency Successor Agency, 3.28%, 2/01/20	251
270,000	Rancho Mirage Redevelopment Agency Successor Agency, 5.00%, 4/01/24 BAM (a)	313
325,000	Riverside County Public Financing Authority, 5.00%, 9/01/22 AGM (a)	362
285,000	Riverside County Redevelopment Successor Agency, 5.00%, 10/01/30 AGM (a)	328
415,000	Riverside County Redevelopment Successor Agency, 7.25%, 12/01/40	461
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	417
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	404
550,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/32	653
120,000	San Jose Financing Authority, 5.00%, 6/01/28	136
600,000	San Luis Coastal Unified School District, 4.00%, 8/01/34	664
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	291
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	881
200,000	Simi Valley Public Financing Authority, 5.00%, 10/01/29	235
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	648

Semi-Annual Report    67

            Payden California Municipal  Income Fund continued

Principal or Shares	Security Description	Value (000)

200,000	State of California, 2.27%, 5/01/40 (b)	$200
640,000	State of California, 3.45%, 5/01/20 (b)	645
250,000	State of California, 5.00%, 2/01/25	281
1,000,000	State of California, 5.00%, 4/01/30	1,288
480,000	State of California, 5.25%, 10/01/21	488
550,000	State of California, 6.51%, 4/01/39	597
1,000,000	State of California, 7.95%, 3/01/36	1,045
800,000	Temecula Redevelopment Agency Successor Agency, 5.00%, 12/15/37 AGM (a)	938
325,000	Tustin Community Facilities District, 5.00%, 9/01/22	359
350,000	Union City Community Redevelopment Agency, 5.00%, 10/01/35	405
345,000	Watsonville Redevelopment Agency, 5.00%, 8/01/24 BAM (a)	403
Total General Obligation (Cost - $28,282)		29,086

Revenue (45%)
Airport/Port (3%)
250,000	City of Los Angeles Department of Airports, 5.00%, 5/15/26	296
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	597
500,000	County of Sacramento CA Airport System Revenue, AMT, 3.00%, 7/01/19	501
340,000	San Francisco, City & County Airports Commission, 5.00%, 5/01/21	342
		1,736
Education (10%)
300,000	California Educational Facilities Authority, 5.00%, 10/01/31	345
370,000	California Educational Facilities Authority, 5.00%, 10/01/37	440
360,000	California Educational Facilities Authority, 5.00%, 10/01/38	427
650,000	California Municipal Finance Authority, 2.65%, 10/01/45 (b)	650
120,000	California School Finance Authority 144A, 4.00%, 7/01/22 (c)	127
500,000	California School Finance Authority 144A, 5.00%, 6/01/35 (c)	543
1,000,000	California School Finance Authority 144A, 5.00%, 7/01/37 (c)	1,133
1,000,000	California School Finance Authority 144A, 5.00%, 8/01/38 (c)	1,125
250,000	Oxnard School District, 2.00%, 8/01/45 BAM (a)(b)	261
500,000	Travis Unified School District, 5.00%, 9/01/31 AGM (a)	584
200,000	University of California, 1.40%, 5/15/46 (b)	198
		5,833
Electric & Gas (1%)
500,000	City of Riverside CA Electric Revenue, 5.00%, 10/01/38	614
Healthcare (10%)
200,000	California Health Facilities Financing Authority, 4.00%, 8/15/34	214

Principal or Shares	Security Description	Value (000)

710,000	California Health Facilities Financing Authority, 5.00%, 11/15/27	$789
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	602
350,000	California Health Facilities Financing Authority, 5.00%, 8/15/32	411
500,000	California Health Facilities Financing Authority, 5.00%, 8/15/42	575
350,000	California Health Facilities Financing Authority, 5.00%, 7/01/43 (b)	367
205,000	California Health Facilities Financing Authority, 5.25%, 3/01/28	216
650,000	California Municipal Finance Authority, 5.00%, 1/01/33	775
325,000	California Municipal Finance Authority, 5.00%, 5/15/37	376
750,000	California Statewide Communities Development Authority, 4.00%, 7/01/43	793
750,000	California Statewide Communities Development Authority, 4.00%, 8/01/45	776
		5,894
Industrial Development/Pollution Control (9%)
250,000	California Community College Financing Authority, 5.00%, 5/01/21	265
1,000,000	California Pollution Control Financing Authority, AMT 144A, 6.75%, 12/01/28 (c)	998
750,000	California Statewide Communities Development Authority, 2.63%, 11/01/33 (b)	751
750,000	California Statewide Communities Development Authority, 5.00%, 5/15/20	774
370,000	Emeryville Redevelopment Agency Successor Agency, 5.00%, 9/01/25 AGM (a)	434
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	348
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	451
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	167
1,000,000	State of Nevada Department of Business & Industry, AMT 144A, 6.95%, 2/15/38 (c)	1,058
100,000	Successor Agency to the Upland Community Redevelopment Agency, 5.00%, 9/01/23 AGM (a)	114
		5,360

Resource Recovery (1%)
500,000	South Bayside, CA Waste Management Authority, 5.25%, 9/01/24	507

Transportation (6%)
250,000	Bay Area Toll Authority, 2.90%, 4/01/34 (b)	250
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	732
750,000	City of Long Beach CA Harbor Revenue, 5.00%, 5/15/28	909

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

600,000	Foothill-Eastern Transportation Corridor Agency, 5.00%, 1/15/53 (b)	$604
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53 (b)	1,110
		3,605
Water & Sewer (5%)
250,000	El Dorado, Irrigation District / El Dorado County Water Agency, 5.00%, 3/01/29 AGM (a)	289
500,000	Los Angeles Department of Water & Power Power System Revenue, 6.17%, 7/01/40	520
600,000	Metropolitan Water District of Southern California, 6.95%, 7/01/40	629
100,000	San Diego Public Facilities Financing Authority Water Revenue, 5.00%, 8/01/32	120
500,000	San Francisco City & County Public Utilities Commission Wastewater Revenue, 5.00%, 10/01/33	610
700,000	Western Municipal Water District Facilities Authority, 6.51%, 10/01/40	737
		2,905
Total Revenue (Cost - $25,633)		26,454

Principal or Shares	Security Description	Value (000)

U.S. Treasury (3%)
600,000	U.S. Treasury Bond, 3.00%, 2/15/49	$608
500,000	U.S. Treasury Note, 2.25%, 3/31/26	495
1,000,000	U.S. Treasury Note, 2.63%, 2/15/29	1,010
Total U.S. Treasury (Cost - $2,110)		2,113

Total Investments (Cost - $56,525) (98%)		58,155
Other Assets, net of Liabilities (2%)		934

Net Assets (100%)		$ 59,089

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Semi-Annual Report    69

            Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Portfolio Composition - percent of investments

Corporate Bond	58%
U.S. Treasury	16%
Asset Backed	12%
Mortgage Backed	9%
Foreign Government	4%
Other	1%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (99%)
Argentina (USD) (0%)
275,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	$204
Australia (USD) (2%)
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 3.65%, 11/28/23 (a)(b)	513
270,000	Scentre Group Trust 1/Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	269
242,000	Suncorp-Metway Ltd. 144A, 2.10%, 5/03/19 (b)	242
285,000	Suncorp-Metway Ltd. 144A, 2.38%, 11/09/20 (b)	283
665,000	Westpac Banking Corp., 2.15%, 3/06/20	663
		1,970
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	184
Canada (USD) (4%)
470,000	Alimentation Couche-Tard Inc. 144A, 2.35%, 12/13/19 (b)	469
345,000	Bank of Montreal, 2.90%, 3/26/22	346
720,000	Canadian Pacer Auto Receivables Trust 2019-1 144A, 2.80%, 10/19/23 (b)	723
165,385	Cenovus Energy Inc., 5.70%, 10/15/19	167
950,000	Evergreen Credit Card Trust 144A, 2.95%, 3/15/23 (b)	957
570,000	Federation des Caisses Desjardins du Quebec 144A, 2.25%, 10/30/20 (b)	566
500,000	Husky Energy Inc., 7.25%, 12/15/19	513
		3,741
Cayman Islands (USD) (7%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	205
400,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 4.10%, 7/15/27 (a)(b)	399
420,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 1.450%), 4.05%, 7/18/27 (a)(b)	416
340,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 5.05%, 7/18/27 (a)(b)	328
110,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	110
500,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 3.39%, 1/20/28 (a)(b)	497
470,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 9/15/35 (a)(b)	471

Principal or Shares	Security Description	Value (000)

370,000	CK Hutchison International 17 II Ltd. 144A, 2.25%, 9/29/20 (b)	$367
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 4.62%, 9/15/28 (a)(b)	498
430,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(b)	432
380,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 3.63%, 10/20/27 (a)(b)	380
1,050,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 3.40%, 1/15/28 (a)(b)	1,036
250,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 3.45%, 7/15/27 (a)(b)	249
815,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 3.49%, 4/15/29 (a)(b)	811
		6,199
Chile (USD) (1%)
275,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	273
245,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (b)	244
		517
Finland (USD) (1%)
940,000	Finnvera OYJ 144A, 1.88%, 10/05/20 (b)	931
France (USD) (1%)
480,000	Banque Federative du Credit Mutuel SA 144A, 2.20%, 7/20/20 (b)	477
400,000	SFIL SA, 2.00%, 6/30/20 (c)	397
		874
Georgia (USD) (1%)
400,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	424
Germany (USD) (1%)
535,000	Deutsche Bank AG, 3.15%, 1/22/21	528
Guernsey (USD) (0%)
300,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	299
India (USD) (1%)
345,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	358
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (b)	524
		882
Indonesia (USD) (1%)
225,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	234

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

395,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (b)	$406
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (b)	284
		924
Ireland (EUR) (0%)
100,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(d)	118
Ireland (USD) (3%)
300,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22	301
825,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, 5/15/19	825
1,445,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	1,440
340,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	336
205,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (b)	203
		3,105
Italy (USD) (1%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	416
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	369
		785
Japan (USD) (3%)
560,000	Central Nippon Expressway Co. Ltd., 2.17%, 8/05/19 (c)	559
460,000	Mitsubishi UFJ Financial Group Inc., 3.22%, 3/07/22	464
200,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	200
200,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	199
300,000	Sumitomo Mitsui Banking Corp., 2.09%, 10/18/19	299
200,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 1.95%, 9/19/19 (b)	199
340,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 10/18/19 (b)	339
330,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	330
200,000	Takeda Pharmaceutical Co. Ltd. 144A, 3.80%, 11/26/20 (b)	203
		2,792
Kenya (USD) (0%)
200,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	200
Liberia (USD) (0%)
135,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	135
Mexico (USD) (1%)
470,000	Mexico Government International Bond, 3.63%, 3/15/22	479
Netherlands (USD) (2%)
540,000	BNG Bank NV 144A, 1.75%, 10/05/20 (b)	535
154,000	Mylan NV, 2.50%, 6/07/19	154
340,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	339

Principal or Shares	Security Description	Value (000)

560,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	$538
		1,566
New Zealand (USD) (0%)
200,000	ANZ New Zealand International Ltd. 144A, 2.20%, 7/17/20 (b)	199
Nigeria (USD) (0%)
250,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	258
Norway (USD) (0%)
320,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	317
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (b)	221
Peru (USD) (1%)
200,000	Banco de Credito del Peru 144A, 2.25%, 10/25/19 (b)(e)	199
320,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	321
320,000	Inretail Pharma SA 144A, 5.38%, 5/02/23 (b)	335
		855
Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	228
Singapore (USD) (0%)
200,000	DBS Group Holdings Ltd. 144A, 2.85%, 4/16/22 (b)	201
South Korea (USD) (0%)
240,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (b)	239
Spain (EUR) (0%)
100,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(d)	117
Supranational (USD) (1%)
980,000	European Bank for Reconstruction & Development, 1.88%, 7/15/21	970
Sweden (USD) (0%)
250,000	Svensk Exportkredit AB, 2.38%, 4/09/21	250
Switzerland (USD) (1%)
270,000	UBS AG 144A, 2.45%, 12/01/20 (b)	269
825,000	UBS Group Funding Switzerland AG 144A, 3.00%, 4/15/21 (b)	827
		1,096
United Kingdom (USD) (4%)
399,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (b)	406
475,000	Barclays PLC, 3.25%, 1/12/21	476
200,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.600%), 3.28%, 5/18/21 (a)	200
387,200	Lanark Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.420%), 3.08%, 12/22/69 (a)(b)	387
460,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	458
285,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	286
660,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.470%), 4.15%, 5/15/23 (a)	662

Semi-Annual Report    71

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)

460,000	Santander UK Group Holdings PLC, 3.13%, 1/08/21	$461
270,000	Standard Chartered PLC 144A, 2.10%, 8/19/19 (b)	269
		3,605
United States (USD) (60%)
300,000	AES Corp., 4.00%, 3/15/21	304
110,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	110
299,522	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 3.88%, 11/14/35 (a)(b)	299
715,000	Ares Capital Corp., 3.63%, 1/19/22	715
245,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 3.86%, 3/26/21 (a)	245
345,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	345
25,829,958	BANK 2018-BNK14, 0.68%, 9/15/60 (f)	963
135,000	Bank of America Corp., 2.15%, 11/09/20	134
270,000	Bank of America Corp., (3 mo. LIBOR USD + 0.630%), 2.33%, 10/01/21 (a)	268
450,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%), 2.37%, 7/21/21 (a)	447
275,000	Bank of America Corp., 2.63%, 4/19/21 (e)	274
220,000	Bayer U.S. Finance II LLC 144A, 3.50%, 6/25/21 (b)	221
15,716,237	BENCHMARK 2018-B6 Mortgage Trust, 0.60%, 10/10/51 (f)	470
325,000	BMW U.S. Capital LLC 144A, 3.25%, 8/14/20 (b)	327
615,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	612
145,000	Broadcom Inc. 144A, 3.13%, 4/15/21 (b)	145
2,892,000	Cantor Commercial Real Estate Lending 2019-CF1, 1.14%, 5/15/52 (f)	250
360,000	Capital One Multi-Asset Execution Trust, 2.84%, 12/15/24	363
690,000	Capital One NA, 2.35%, 1/31/20	688
770,000	Carmax Auto Owner Trust 2019-1, 3.05%, 3/15/24	777
65,000	Centene Corp., 4.75%, 5/15/22	66
135,000	CenterPoint Energy Inc., 3.60%, 11/01/21	138
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	286
265,000	Cigna Corp. 144A, 3.20%, 9/17/20 (b)	266
185,000	Cigna Corp. 144A, (3 mo. LIBOR USD + 0.650%), 3.26%, 9/17/21 (a)(b)	185
550,000	Citigroup Inc., 2.65%, 10/26/20	549
250,000	Citizens Bank NA, 2.20%, 5/26/20	248
250,000	Citizens Bank NA, 2.25%, 3/02/20	249
250,000	Citizens Bank NA, 3.25%, 2/14/22	252
420,000	CNH Equipment Trust 2019-A, 3.01%, 4/15/24	424
375,000	Comcast Corp., 3.30%, 10/01/20	378
185,000	Comcast Corp., 3.45%, 10/01/21	188
500,000	Compass Bank, 2.75%, 9/29/19	500
90,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.750%), 3.34%, 10/22/20 (a)	90
130,000	Conagra Brands Inc., 3.80%, 10/22/21	133

Principal or Shares	Security Description	Value (000)

250,000	Constellation Brands Inc., 2.00%, 11/07/19	$249
340,000	CVS Health Corp., (3 mo. LIBOR USD + 0.720%), 3.32%, 3/09/21 (a)	341
300,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	307
70,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (b)	71
375,000	Delta Air Lines Inc., 2.60%, 12/04/20	373
215,000	Delta Air Lines Inc., 2.88%, 3/13/20	215
105,000	Diamondback Energy Inc. 144A, 4.75%, 11/01/24 (b)	108
140,000	Dominion Energy Inc., 2.58%, 7/01/20	139
420,000	Dominion Energy Inc., 2.96%, 7/01/19	420
265,000	DTE Energy Co., 1.50%, 10/01/19	264
90,000	Elanco Animal Health Inc. 144A, 3.91%, 8/27/21 (b)	92
230,000	Energy Transfer Operating LP, 4.25%, 3/15/23	236
146,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 3/01/22	156
145,000	EQT Corp., 2.50%, 10/01/20	144
335,000	Express Scripts Holding Co., 2.60%, 11/30/20	333
270,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 4.68%, 8/25/30 (a)	272
280,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 3.87%, 3/28/22 (a)	276
90,000	Fox Corp. 144A, 3.67%, 1/25/22 (b)	92
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	271
249,452	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.73%, 10/25/29 (a)	282
445,000	FS KKR Capital Corp., 4.25%, 1/15/20	446
240,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(f)	237
300,000	GATX Corp., 2.50%, 7/30/19	300
370,000	General Motors Financial Co. Inc., 2.40%, 5/09/19	370
280,000	General Motors Financial Co. Inc., 2.65%, 4/13/20	279
615,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.930%), 3.53%, 4/13/20 (a)	617
580,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 4.15%, 1/14/22 (a)	584
335,000	GLP Capital LP/GLP Financing II Inc., 4.88%, 11/01/20	342
640,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	638
675,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	676
130,000	Hewlett Packard Enterprise Co., 3.50%, 10/05/21	132
250,000	Huntington National Bank, 2.38%, 3/10/20	249
310,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	308
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	207

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

448,763	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 3.17%, 3/17/37 (a)(b)	$445
80,000	iStar Inc., 4.63%, 9/15/20	81
350,000	Jackson National Life Global Funding 144A, 3.30%, 2/01/22 (b)	355
392,201	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(f)	394
747,392	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (b)(f)	746
520,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.680%), 3.31%, 6/01/21 (a)	522
275,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%), 3.51%, 6/18/22 (a)	279
275,000	Kinder Morgan Inc., 3.05%, 12/01/19	275
240,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 3.88%, 1/15/23 (a)	241
43,320	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	46
350,000	Lennar Corp., 4.13%, 1/15/22	354
135	MASTR Asset Securitization Trust 2004-6, 5.00%, 7/25/19	—
240,000	Metropolitan Life Global Funding I 144A, 2.40%, 1/08/21 (b)	239
155,000	Microchip Technology Inc. 144A, 3.92%, 6/01/21 (b)	157
210,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	213
300,000	Morgan Stanley, 2.50%, 4/21/21	298
350,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%), 3.72%, 1/27/20 (a)	352
180,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%), 3.77%, 1/20/22 (a)	182
217,108	MVW Owner Trust 2017-1 144A, 2.42%, 12/20/34 (b)	215
331,497	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(f)	340
675,485	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(f)	696
290,000	NextEra Energy Capital Holdings Inc., 2.90%, 4/01/22	291
310,000	NextEra Energy Capital Holdings Inc., 3.34%, 9/01/20	313
590,000	ONEOK Inc., 4.25%, 2/01/22	607
400,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.20%, 7/15/20 (b)	401
210,000	Phillips 66, (3 mo. LIBOR USD + 0.600%), 3.25%, 2/26/21 (a)	210
35,000	QEP Resources Inc., 6.88%, 3/01/21	36
172,951	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	142
465,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	483
164,119	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	164
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	556
150,000	Santander Holdings USA Inc., 4.45%, 12/03/21	155

Principal or Shares	Security Description	Value (000)

110,000	Sempra Energy, 2.40%, 2/01/20	$110
105,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%), 3.10%, 1/15/21 (a)	105
219,266	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (b)(f)	222
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	175
170,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	170
300,000	Southern California Edison Co., 1.85%, 2/01/22	291
125,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD + 0.800%), 3.41%, 6/15/21 (a)	125
450,000	Springleaf Funding Trust 2017-A 144A, 2.68%, 7/15/30 (b)	448
300,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	300
1,126,244	STACR Trust 2018-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 3.28%, 12/25/30 (a)(b)	1,127
324,166	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 4.13%, 4/25/43 (a)(b)	327
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 6.23%, 4/25/43 (a)(b)	259
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(b)	164
100,000	Starwood Property Trust Inc., 3.63%, 2/01/21	100
195,000	Sterling Bancorp, 3.50%, 6/08/20	195
80,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	82
555,000	SunTrust Bank, (3 mo. LIBOR USD + 0.298%), 2.59%, 1/29/21 (a)	554
220,000	Synchrony Financial, 3.00%, 8/15/19	220
120,000	Synchrony Financial, (3 mo. LIBOR USD + 1.230%), 3.97%, 2/03/20 (a)	120
229,425	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	236
200,000	U.S. Treasury Bill, 2.40%, 10/03/19	198
532,000	U.S. Treasury Note, 1.25%, 10/31/19 (g)	529
7,100,000	U.S. Treasury Note, 2.25%, 3/31/21	7,097
165,000	U.S. Treasury Note, 2.38%, 4/15/21	165
3,315,000	U.S. Treasury Note, 2.38%, 3/15/22	3,329
2,000,000	U.S. Treasury Note, 2.50%, 2/28/21	2,008
1,405,000	U.S. Treasury Note, 2.63%, 7/31/20	1,410
115,000	United Technologies Corp., (3 mo. LIBOR USD + 0.650%), 3.33%, 8/16/21 (a)(e)	115
135,000	United Technologies Corp., 3.35%, 8/16/21	137
560,000	VEREIT Operating Partnership LP, 4.13%, 6/01/21	570
570,000	Verizon Communications Inc., (3 mo. LIBOR USD + 1.000%), 3.61%, 3/16/22 (a)	581
145,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A, 6.75%, 6/15/22 (b)	150
255,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (b)	259
170,000	WEC Energy Group Inc., 3.10%, 3/08/22	171
180,000	WEC Energy Group Inc., 3.38%, 6/15/21	182
485,000	Wells Fargo Bank NA, 3.63%, 10/22/21	494
7,655,451	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.11%, 8/15/51 (f)	466
255,000	Whiting Petroleum Corp., 5.75%, 3/15/21	263

Semi-Annual Report    73

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)

170,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	$176
250,000	Zions Bancorp NA, 3.35%, 3/04/22	252
		55,605
Vietnam (USD) (1%)
500,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	514
Virgin Islands (British) (USD) (1%)
585,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.38%, 4/12/20 (b)	586
Total Bonds (Cost - $92,091)		92,118
Preferred Stock (1%)
19,900	Digital Realty Trust Inc., 6.35% (Cost - $499)	516
Investment Company (0%)
353,052	Payden Cash Reserves Money Market Fund * (Cost - $353)	353
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $157)		417

Total Investments, Before Options Written
(Cost - $93,100) (100%)		93,404

Written Swaptions (0%)
Total Written Swaptions (Cost - $(133))		(392)

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $92,967) (100%)		$93,012
Other Assets, net of Liabilities (0%)		159

Net Assets (100%)		$93,171

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Principal in foreign currency.
(e)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $319 and the total market value of the collateral held by the Fund is $327. Amount in 000s.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

  Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15%	Citibank, N.A.	$27,400	06/26/2020	$255	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975%	Barclays Bank PLC	12,100	09/27/2019	162	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions		$39,500		$417

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15%	Citibank, N.A.	$27,400	06/26/2019	$(251)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90%	Barclays Bank PLC	5,000	09/27/2019	(141)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions		$32,400		$(392)

74   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 626	NOK 5,323	Barclays Bank PLC	06/13/2019	$8
USD 625	SEK 5,770	Barclays Bank PLC	06/13/2019	16
USD 238	EUR 211	Citibank, N.A.	05/08/2019	1
USD 625	NOK 5,301	HSBC Bank USA, N.A.	05/16/2019	10
USD 616	CAD 815	HSBC Bank USA, N.A.	05/16/2019	7

				42

Liabilities:
CAD 815	USD 609	HSBC Bank USA, N.A.	05/16/2019	(1)
NOK 5,323	USD 624	Barclays Bank PLC	06/13/2019	(6)
NOK 5,301	USD 617	HSBC Bank USA, N.A.	05/16/2019	(2)
SEK 5,770	USD 621	Barclays Bank PLC	06/13/2019	(11)

				(20)

Net Unrealized Appreciation (Depreciation)				$22

  Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	118	Jun-19	$25,135	$ 80	$80

Short Contracts:
Euro-Bund Future	7	Jun-19	(1,298)	(19)	(19)

Total Futures					$61

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$319
of Assets and Liabilities[1]
Non-cash Collateral[2]	(319)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    75

                       Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of investments
Foreign Government	39%
Corporate	35%
Mortgage Backed	12%
Asset Backed	7%
U.S. Treasury	4%
Other	3%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (102%)

Argentina (USD) (0%)
280,000	Provincia de Buenos Aires 144A, 5.75%, 6/15/19(a)	$279

Armenia (USD) (0%)
400,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20(a)	410

Australia (AUD) (1%)
450,000	Australia Government Bond, 1.75%, 11/21/20(b)	319
1,700,000	Australia Government Bond, 3.25%, 4/21/25(b)	1,320

		1,639

Australia (GBP) (1%)
400,000	Westfield America Management Ltd.,
	2.63%, 3/30/29(b)	523

Australia (USD) (0%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(a)	266
190,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28(a)(c)	187

		453

Austria (EUR) (0%)
120,000	Austria Government Bond 144A,
	1.65%, 10/21/24(a)(b)	149
120,000	Austria Government Bond 144A,
	2.40%, 5/23/34(a)(b)	168
50,000	Austria Government Bond 144A,
	3.15%, 6/20/44(a)(b)	83

		400

Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A,
	0.80%, 6/22/25(a)(b)	118
400,000	Belgium Government Bond 144A,
	1.00%, 6/22/31(a)(b)	467
60,000	Belgium Government Bond 144A,
	1.60%, 6/22/47(a)(b)	70
250,000	Belgium Government Bond, 3.00%, 9/28/19(b)	285

		940

Brazil (USD) (0%)
270,000	Brazilian Government International Bond,
	4.88%, 1/22/21	279

Canada (CAD) (2%)
1,200,000	Canadian Government Bond, 2.25%, 6/01/25	929
680,000	Canadian Government Bond, 3.50%, 12/01/45	663
350,000	Canadian Government Bond, 5.00%, 6/01/37	382
300,000	Canadian Government Bond, 5.75%, 6/01/29	307

		2,281

Principal or Shares	Security Description	Value (000)
Canada (USD) (1%)
360,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25(a)	$358
487,000	Cenovus Energy Inc., 6.75%, 11/15/39	559
200,000	Encana Corp., 6.63%, 8/15/37	239
405,000	Manulife Financial Corp., (USD ICE Swap Rate 11:00 am NY 5Y + 1.647%), 4.06%, 2/24/32(c)	404

		1,560

Cayman Islands (USD) (4%)
250,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 5.05%, 7/18/27(a)(c)	241
290,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 5.39%, 4/22/27(a)(c)	287
300,000	Avolon Holdings Funding Ltd. 144A, 3.95%, 7/01/24(a)	299
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 2/22/36(a)(c)	503
325,000	Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(b)	313
400,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 4.62%, 9/15/28(a)(c)	398
250,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.89%, 1/20/30(a)(c)	249
400,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 3.55%, 8/15/28(a)(c)	401
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 3.92%, 8/15/28(a)(c)	251
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36(a)(c)	301
400,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.62%, 6/15/28(a)(c)	400
350,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 5.49%, 4/26/31(a)(c)	337
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.18%, 4/30/27(a)(c)	299
375,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 5.58%, 4/30/27(a)(c)	370
300,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 3.92%, 4/14/36(a)(c)	300
300,000	Voya CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 4.95%, 1/18/29(a)(c)	287

		5,236

Chile (USD) (0%)
202,671	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	202

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Colombia (USD) (0%)
420,000	Colombia Government International Bond,
	3.88%, 4/25/27	$426

Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25(a)	207

Egypt (EUR) (1%)
300,000	Egypt Government International Bond 144A, 4.75%, 4/16/26(a)	331
300,000	Egypt Government International Bond 144A, 6.38%, 4/11/31(a)	332

		663

Finland (EUR) (0%)
170,000	Finland Government Bond 144A,
	2.75%, 7/04/28(a)(b)	235

France (EUR) (3%)
200,000	Crown European Holdings SA,
	2.88%, 2/01/26(b)	235
800,000	French Republic Government Bond OAT,
	0.75%, 11/25/28(b)	935
350,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36(a)(b)	414
1,120,000	French Republic Government Bond OAT,
	1.75%, 11/25/24(b)	1,393
390,000	French Republic Government Bond OAT,
	3.25%, 5/25/45(b)	634

		3,611

France (GBP) (0%)
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29(b)	229
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29(b)	153

		382

France (USD) (0%)
300,000	Vinci SA 144A, 3.75%, 4/10/29(a)	305

Germany (EUR) (4%)
900,000	Bundesrepublik Deutschland Bundesanleihe,
	0.00%, 8/15/26(b)	1,027
500,000	Bundesrepublik Deutschland Bundesanleihe,
	0.50%, 2/15/26(b)	591
450,000	Bundesrepublik Deutschland Bundesanleihe,
	1.25%, 8/15/48(b)	585
800,000	Bundesrepublik Deutschland Bundesanleihe,
	2.00%, 1/04/22(b)	960
360,000	Bundesrepublik Deutschland Bundesanleihe,
	3.25%, 7/04/42(b)	645
450,000	Bundesrepublik Deutschland Bundesanleihe,
	4.00%, 1/04/37(b)	819
80,000	Bundesrepublik Deutschland Bundesanleihe,
	4.75%, 7/04/40(b)	167
450,000	Volkswagen Leasing GmbH, 1.38%, 1/20/25(b)	511

		5,305

Ghana (USD) (0%)
200,000	Ghana Government International Bond 144A, 7.88%, 3/26/27(a)	203

Iceland (EUR) (0%)
400,000	Landsbankinn HF, 1.63%, 3/15/21(b)	458

Principal or Shares	Security Description	Value (000)
India (USD) (1%)
665,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22(a)	$666

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28(a)	378

Indonesia (USD) (1%)
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25(a)	206
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27(a)	316

		522

Ireland (EUR) (2%)
650,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31(a)(c)	732
100,000	Ireland Government Bond, 3.40%, 3/18/24(b)	132
225,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26(a)	265
100,000	Johnson Controls International PLC,
	1.00%, 9/15/23	114
750,000	OZLME V DAC 144A, (3 mo. EURIBOR
	+ 1.750%), 1.75%, 1/14/32(a)(c)	843
325,000	St Paul’s CLO IX DAC, (3 mo. EURIBOR
	+ 0.820%), 0.82%, 11/15/30(b)(c)	362

		2,448

Ireland (USD) (1%)
510,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	521
185,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	183
535,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21(a)	527

		1,231

Italy (EUR) (3%)
270,000	Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.350%), 5.00%, 6/08/48(b)(c)	330
550,000	Italy Buoni Poliennali Del Tesoro 144A,
	2.95%, 9/01/38(a)(b)	600
1,180,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	1,487
880,000	Italy Buoni Poliennali Del Tesoro,
	5.25%, 11/01/29	1,230

		3,647

Italy (USD) (0%)
350,000	UniCredit SpA 144A, 6.57%, 1/14/22(a)	369

Japan (EUR) (0%)
250,000	Takeda Pharmaceutical Co. Ltd. 144A,
	3.00%, 11/21/30(a)	315

Japan (JPY) (17%)
250,000,000	Japan Government Five Year Bond,
	0.10%, 6/20/20	2,251
337,400,000	Japan Government Ten Year Bond,
	0.30%, 12/20/25	3,123
325,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	3,043

Semi-Annual Report    77

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

375,000,000	Japan Government Ten Year Bond,
	1.20%, 6/20/21	$3,465
35,000,000	Japan Government Thirty Year Bond,
	0.80%, 3/20/48	336
190,800,000	Japan Government Thirty Year Bond,
	1.40%, 12/20/45	2,098
8,000,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	95
40,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	487
100,000,000	Japan Government Thirty Year Bond,
	2.30%, 3/20/39	1,230
254,500,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	2,790
240,000,000	Japan Government Twenty Year Bond,
	2.10%, 6/20/28	2,588

		21,506

Japan (USD) (1%)
410,000	Mitsubishi UFJ Financial Group Inc.,
	3.41%, 3/07/24	416
620,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	621
500,000	Takeda Pharmaceutical Co. Ltd. 144A,
	5.00%, 11/26/28(a)	547

		1,584

Jersey (EUR) (0%)
400,000	Glencore Finance Europe Ltd.,
	1.88%, 9/13/23(b)(d)	469

Jersey (GBP) (0%)
300,000	Heathrow Funding Ltd., 7.13%, 2/14/24(b)	473

Kazakhstan (EUR) (1%)
685,000	Kazakhstan Government International Bond
	144A, 2.38%, 11/09/28(a)	804

Kenya (USD) (1%)
525,000	Kenya Government International Bond 144A, 5.88%, 6/24/19(a)	526

Luxembourg (EUR) (1%)
750,000	Allergan Funding SCS, 1.25%, 6/01/24	857
300,000	Medtronic Global Holdings SCA,
	1.13%, 3/07/27	347

		1,204

Luxembourg (USD) (0%)
240,000	Allergan Funding SCS, 3.45%, 3/15/22	241

Mexico (EUR) (1%)
450,000	Cemex SAB de CV 144A, 3.13%, 3/19/26(a)	517

Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	282

Netherlands (EUR) (2%)
325,000	Dryden 39 Euro CLO 2015 BV, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31(b)(c)	365
300,000	Netherlands Government Bond 144A,
	0.50%, 7/15/26(a)(b)	352
130,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22(a)(b)	159

Principal or Shares	Security Description	Value (000)

130,000	Netherlands Government Bond 144A, 4.00%, 1/15/37(a)(b)	$232
400,000	NN Group NV, (3 mo. EURIBOR + 4.950%), 4.63%, 1/13/48(b)(c)	505
220,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24(b)	223
110,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25	130

		1,966

Netherlands (GBP) (1%)
400,000	ING Groep NV, 3.00%, 2/18/26(b)	531

Netherlands (USD) (1%)
600,000	Mylan NV, 3.15%, 6/15/21	600
275,000	Petrobras Global Finance BV, 6.90%, 3/19/49	275
300,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	300
250,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	240
255,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	232

		1,647

New Zealand (USD) (1%)
310,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23(a)	317
250,000	BNZ International Funding Ltd. 144A,
	2.10%, 9/14/21(a)	245

		562

Norway (USD) (0%)
280,000	Yara International ASA 144A, 4.75%, 6/01/28(a)	291

Poland (PLN) (0%)
500,000	Republic of Poland Government Bond,
	5.25%, 10/25/20	138

Qatar (USD) (1%)
400,000	Qatar Government International Bond 144A,
	4.00%, 3/14/29(a)	417
300,000	Qatar Government International Bond 144A,
	5.10%, 4/23/48(a)	336

		753

Saudi Arabia (USD) (0%)
400,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39(a)	392

Senegal (EUR) (1%)
450,000	Senegal Government International Bond 144A, 4.75%, 3/13/28(a)	500

Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A, 8.75%, 5/13/21(a)	320

Singapore (USD) (0%)
400,000	United Overseas Bank Ltd. 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 1.500%), 3.75%, 4/15/29(a)(c)	406

Spain (EUR) (3%)
150,000	El Corte Ingles SA 144A, 3.00%, 3/15/24(a)	175
1,000,000	Spain Government Bond, 0.75%, 7/30/21	1,148
200,000	Spain Government Bond 144A,
	1.95%, 4/30/26(a)(b)	247

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

600,000	Spain Government Bond 144A,
	1.95%, 7/30/30(a)(b)	$730
220,000	Spain Government Bond 144A,
	2.90%, 10/31/46(a)(b)	288
500,000	Telefonica Emisiones SA, 1.53%, 1/17/25(b)	591

		3,179

Spain (USD) (0%)
325,000	Telefonica Emisiones SA, 5.52%, 3/01/49	350

Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22(a)	298

United Kingdom (EUR) (1%)
250,000	Anglo American Capital PLC, 1.63%, 9/18/25(b)	287
500,000	BP Capital Markets PLC, 1.08%, 6/26/25(b)	584
500,000	Nationwide Building Society, (5 yr. Euro Swap + 1.500%), 2.00%, 7/25/29(b)(c)	564

		1,435

United Kingdom (GBP) (4%)
300,000	Anglian Water Services Financing PLC,
	2.63%, 6/15/27(b)	374
350,000	Barclays PLC, 3.25%, 2/12/27(b)	462
310,000	HSBC Bank PLC, (3 mo. LIBOR GBP
	+ 1.500%), 5.38%, 11/04/30(c)	467
484,051	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.66%, 8/20/56(a)(c)	632
100,000	United Kingdom Gilt, 0.50%, 7/22/22(b)	129
260,000	United Kingdom Gilt, 4.25%, 12/07/55(b)	586
260,000	United Kingdom Gilt, 4.25%, 12/07/55(b)	586
620,000	United Kingdom Gilt, 4.75%, 12/07/38(b)	1,236
220,000	United Kingdom Gilt, 5.00%, 3/07/25(b)	354

		4,826

United Kingdom (USD) (1%)
225,000	Lloyds Banking Group PLC, 3.90%, 3/12/24	229
300,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.762%), 4.27%, 3/22/25(c)	306
325,000	Santander UK Group Holdings PLC, (3 mo. LIBOR USD + 1.570%), 4.80%, 11/15/24(c)	340

		875

United States (EUR) (4%)
150,000	Berkshire Hathaway Inc., 1.30%, 3/15/24	177
450,000	Blackstone Holdings Finance Co. LLC 144A, 1.00%, 10/05/26(a)	501
700,000	Coca-Cola Co., 0.75%, 9/22/26	800
200,000	Equinix Inc., 2.88%, 10/01/25	231
400,000	General Motors Financial Co. Inc.,
	0.96%, 9/07/23(b)	452
250,000	International Flavors & Fragrances Inc.,
	1.80%, 9/25/26	295
400,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24(c)	450
400,000	Procter & Gamble Co., 1.25%, 10/25/29	473
650,000	Southern Power Co., 1.00%, 6/20/22	751
250,000	Verizon Communications Inc., 2.88%, 1/15/38	318

		4,448

United States (GBP) (0%)
110,000	Textron Inc., 6.63%, 4/07/20	150

Principal or Shares	Security Description	Value (000)
United States (USD) (33%)
400,000	Allison Transmission Inc. 144A,
	5.88%, 6/01/29(a)	$413
374,211	American Airlines 2016-1 Class B Pass-Through Trust, 5.25%, 1/15/24	389
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	392
475,000	Antero Resources Corp., 5.00%, 3/01/25(d)	468
350,000	Ares Capital Corp., 3.63%, 1/19/22	350
400,000	AT&T Inc., 4.35%, 3/01/29	414
8,524,135	BANK 2018-BNK14, 0.68%, 9/15/60(e)	318
350,000	Bank of America Corp., (3 mo. LIBOR USD + 1.210%), 3.97%, 2/07/30(c)	358
120,000	Barrick North America Finance LLC,
	7.50%, 9/15/38	153
260,000	Bayer U.S. Finance II LLC 144A,
	4.38%, 12/15/28(a)	261
135,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	133
350,000	Boardwalk Pipelines LP, 4.80%, 5/03/29	350
500,000	Boise Cascade Co. 144A, 5.63%, 9/01/24(a)	502
294,180	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 1.700%),
	4.17%, 11/15/35(a)(c)	296
326,867	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 1.800%),
	4.27%, 11/15/35(a)(c)	329
2,314,000	Cantor Commercial Real Estate Lending
	2019-CF1, 1.14%, 5/15/52(e)	200
90,000	Celanese U.S. Holdings LLC, 3.50%, 5/08/24	90
250,000	Centene Corp., 5.63%, 2/15/21	254
385,000	Cigna Corp. 144A, 4.38%, 10/15/28(a)	397
200,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%(c)(f)	201
327,211	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 12/17/33(a)(c)	328
350,000	Conagra Brands Inc., 4.30%, 5/01/24	364
280,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 4.93%, 7/25/31(a)(c)	286
250,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 4.63%, 9/25/31(a)(c)	253
255,000	CVS Health Corp., 3.70%, 3/09/23	259
400,000	CVS Health Corp., 4.30%, 3/25/28	405
325,000	Dell International LLC/EMC Corp. 144A,
	8.35%, 7/15/46(a)	401
90,000	Dignity Health, 3.13%, 11/01/22	91
423,938	Driven Brands Funding LLC 144A,
	4.64%, 4/20/49(a)	430
320,000	Energy Transfer Operating LP, 6.50%, 2/01/42	362
215,000	EnLink Midstream Partners LP, 5.45%, 6/01/47	191
230,000	EQM Midstream Partners LP, 4.75%, 7/15/23	235
310,000	EQT Corp., 3.00%, 10/01/22	305

Semi-Annual Report    79

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

313,108	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 3.43%, 10/25/29(c)	$314
350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 4.63%, 10/25/30(c)	352
250,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 6.73%, 1/25/29(c)	275
330,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 6.73%, 4/25/29(c)	365
170,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.450%), 6.93%, 1/25/29(c)	185
499,164	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 12.73%, 1/25/29(c)	674
499,025	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 13.23%, 1/25/29(c)	656
460,000	Fannie Mae-Aces, 3.82%, 9/25/30(e)	484
1,200,000	FN, 3.00%, 15YR TBA(g)	1,206
1,170,000	FN, 3.00%, 30YR TBA(g)	1,156
560,000	FN, 3.50%, 30YR TBA(g)	565
1,830,000	FN, 4.00%, 30YR TBA(g)	1,878
478,550	FN AS4885 30YR, 3.50%, 5/01/45	485
430,000	Ford Motor Co., 4.35%, 12/08/26(d)	424
400,000	Ford Motor Co., 4.75%, 1/15/43	341
600,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 4.78%, 10/25/48(a)(c)	604
400,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 0.900%), 3.38%, 1/25/49(a)(c)	401
500,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 4.93%, 3/25/49(a)(c)	509
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.250%), 5.73%, 7/25/29(c)	268
110,000	FS KKR Capital Corp., 4.25%, 1/15/20	110
720,000	G2, 3.50%, 30YR TBA(g)	732
1,310,000	G2, 4.50%, 30YR TBA(g)	1,358
350,000	General Motors Co., 6.25%, 10/02/43	370
450,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	458
310,000	Goldman Sachs Group Inc., 6.75%, 10/01/37	383
22,547	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.560%), 3.04%, 6/25/45(c)	23
500,000	HCA Inc., 5.38%, 2/01/25	527
275,000	Keurig Dr Pepper Inc. 144A, 4.42%, 5/25/25(a)	287
375,000	Kinder Morgan Energy Partners LP,
	6.55%, 9/15/40	434
525,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43(a)	567
300,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26(a)	301
500,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR USD + 1.400%), 3.76%, 12/22/35(a)(c)	500
380,000	Madison Avenue Trust 2013-650M 144A,
	4.17%, 10/12/32(a)(e)	376
450,000	Meritage Homes Corp., 5.13%, 6/06/27	446

Principal or Shares	Security Description	Value (000)

300,000	Midwest Connector Capital Co. LLC 144A,
	3.90%, 4/01/24(a)	$307
170,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39(a)	265
293,286	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57(a)(e)	302
450,000	NextEra Energy Capital Holdings Inc.,
	3.55%, 5/01/27	456
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	486
320,000	ONEOK Partners LP, 6.65%, 10/01/36	374
63,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39(a)	98
225,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 4.45%, 1/29/26(a)	232
487,550	Planet Fitness Master Issuer LLC 144A,
	4.26%, 9/05/48(a)	497
205,000	PSEG Power LLC, 3.85%, 6/01/23	211
210,000	Reynolds Group Issuer Inc./Reynolds Group
	Issuer LLC/Reynolds Group Issuer Lu 144A,
	5.13%, 7/15/23(a)	213
500,000	SLM Corp., 5.13%, 4/05/22	494
240,000	SM Energy Co., 6.13%, 11/15/22	244
400,000	SM Energy Co., 6.75%, 9/15/26(d)	385
290,000	Smithfield Foods Inc. 144A, 5.20%, 4/01/29(a)	297
250,000	Sprint Communications Inc, 6.00%, 11/15/22	252
571,556	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 4.13%, 4/25/43(a)(c)	576
400,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 4.88%, 2/25/47(a)(c)	413
400,000	Synchrony Financial, 4.25%, 8/15/24	405
349,125	Taco Bell Funding LLC 144A,
	4.94%, 11/25/48(a)	365
200,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44(a)	225
640,000	Toledo Hospital, 5.33%, 11/15/28	678
375,000	Tyson Foods Inc., 5.10%, 9/28/48	391
400,000	U.S. Treasury Bond, 2.25%, 8/15/46	348
1,250,000	U.S. Treasury Bond, 3.00%, 8/15/48(h)	1,264
200,000	U.S. Treasury Bond, 4.50%, 5/15/38	253
2,300,000	U.S. Treasury Bond, 5.38%, 2/15/31	2,959
400,000	U.S. Treasury Note, 1.63%, 2/15/26	381
325,000	Ventas Realty LP, 3.50%, 2/01/25	327
300,000	Wingstop Funding 2018-1 LLC 144A,
	4.97%, 12/05/48(a)	310

		42,200

Virgin Islands (British) (USD) (1%)
650,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21(a)	634

Total Bonds (Cost - $127,779)		129,080

Bank Loans(i) (0%)
275,000	Carrols Restaurant Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.25%, 4/03/26	274

Total Bank Loans (Cost - $274)		274

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $49)		224

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Investment Company (3%)
1,434,387	Payden Cash Reserves Money Market Fund *	$1,434
293,404	Payden Floating Rate Fund, SI Class *	2,926

Total Investment Company (Cost - $4,375)		4,360

Total Investments, Before Swaptions Written
(Cost - $132,477) (105%)		133,938

Written Swaptions (0%)
Total Written Swaptions (Cost - $(49))		(197)

Total Investments (Cost - $132,428) (105%)		133,741
Liabilities in excess of Other Assets (-5%)		(6,754)

Net Assets (100%)		$126,987

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(d)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $1,358 and the total market value of the collateral held by the Fund is $1,414. Amounts in 000s.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(f)	Perpetual security with no stated maturity date.
(g)	Security was purchased on a delayed delivery basis.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.
(i)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975%	Barclays Bank PLC	$16,800	09/27/2019	$224	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90%	Barclays Bank PLC	$7,000	09/27/2019	$(197)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 21,660	JPY 2,409,100	Barclays Bank PLC	05/08/2019	$ 19
USD 2,577	NOK 21,919	Barclays Bank PLC	06/13/2019	32
USD 2,575	SEK 23,758	Barclays Bank PLC	06/13/2019	64
USD 143	PLN 540	Barclays Bank PLC	06/21/2019	1
USD 1,675	AUD 2,349	BNP PARIBAS	05/08/2019	19
USD 21,785	EUR 19,331	Citibank, N.A.	05/08/2019	88
USD 7,201	GBP 5,459	HSBC Bank USA, N.A.	05/08/2019	80
USD 2,576	NOK 21,841	HSBC Bank USA, N.A.	05/16/2019	43
USD 2,538	CAD 3,359	HSBC Bank USA, N.A.	05/16/2019	30
USD 2,330	CAD 3,101	Royal Bank of Canada	05/08/2019	15
USD 12,030	EUR 10,675	State Street Bank & Trust Co.	05/08/2019	49
				440

Semi-Annual Report    81

            Payden Global Fixed Income Fund continued

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
CAD 3,359	USD 2,511	HSBC Bank USA, N.A.	05/16/2019	$(3)
NOK 21,919	USD 2,568	Barclays Bank PLC	06/13/2019	(23)
NOK 21,841	USD 2,543	HSBC Bank USA, N.A.	05/16/2019	(10)
SEK 23,758	USD 2,557	Barclays Bank PLC	06/13/2019	(46)
USD 275	MXN 5,420	Barclays Bank PLC	06/14/2019	(9)

				(91)

Net Unrealized Appreciation (Depreciation)				$349

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	280	Dec-19	$9	$(63)	$(63)
Euro-Schatz Future	38	Jun-19	4,770	7	7
U.S. Treasury 10-Year Note Future	79	Jun-19	9,770	92	92
U.S. Treasury 2-Year Note Future	39	Jun-19	8,307	3	3
U.S. Ultra Bond Future	9	Jun-19	1,479	11	11

					50

Short Contracts:
3-Month GBP LIBOR Option Future	280	Dec-19	(1)	20	20
Euro Buxl 30-Year Bond Future	1	Jun-19	(212)	(8)	(8)
Euro-Bobl Future	2	Jun-19	(298)	(2)	(2)
Euro-Bund Future	15	Jun-19	(2,781)	(38)	(38)
Long Gilt Future	19	Jun-19	(3,154)	1	1
U.S. 10-Year Ultra Future	33	Jun-19	(4,349)	(58)	(58)
U.S. Long Bond Future	4	Jun-19	(590)	(2)	(2)
U.S. Treasury 5-Year Note Future	53	Jun-19	(6,129)	(48)	(48)

					(135)

Total Futures					$(85)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,358
Non-cash Collateral[2]	(1,358)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

82   Payden Mutual Funds

                  Payden  Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Foreign Government	66%
Corporate	32%
Cash equivalent	2%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Angola (USD) (2%)
1,385,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	$1,453
6,915,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	7,445
6,600,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	7,420
		16,318

Argentina (ARS) (0%)
44,420,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	650

Argentina (USD) (4%)
4,442,500	Argentine Republic Government International Bond, 3.75%, 12/31/38	2,333
2,705,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	2,111
4,240,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	2,825
3,985,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	2,747
2,290,000	Argentine Republic Government International Bond, 7.13%, 6/28/17	1,532
12,635,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	9,516
3,825,000	Argentine Republic Government International Bond, 7.63%, 4/22/46	2,673
11,966,394	Argentine Republic Government International Bond, 8.28%, 12/31/33	8,927
1,940,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	1,431
2,525,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	1,692
4,910,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	3,962
1,420,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)	1,292
		41,041

Armenia (USD) (2%)
4,116,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (a)	4,221
10,465,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	11,674
		15,895

Austria (USD) (0%)
1,230,000	JBS Investments II GmbH 144A, 7.00%, 1/15/26 (a)	1,283

Azerbaijan (USD) (0%)
3,935,000	Southern Gas Corridor CJSC 144A, 6.88%, 3/24/26 (a)	4,452

Principal or Shares	Security Description	Value (000)

Bahrain (USD) (1%)
4,935,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	$5,247

Belarus (USD) (1%)
5,210,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	5,458
4,375,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	4,725
		10,183

Brazil (BRL) (1%)
35,100,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	9,530

Brazil (USD) (0%)
4,055,123	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	2,109

Canada (USD) (0%)
1,985,208	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	1,707

Cayman Islands (USD) (0%)
3,520,000	Braskem Finance Ltd., 6.45%, 2/03/24	3,847
868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, (a)(b)	9
		3,856

Chile (CLP) (0%)
3,235,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	4,939

Chile (USD) (1%)
2,400,000	Corp. Nacional del Cobre de Chile 144A, 3.63%, 8/01/27 (a)	2,415
3,915,000	Empresa Nacional del Petroleo 144A, 5.25%, 11/06/29 (a)	4,259
3,176,551	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	3,164
2,468,772	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	2,427
		12,265

Colombia (USD) (3%)
3,435,000	Colombia Government International Bond, 3.88%, 4/25/27	3,487
4,135,000	Colombia Government International Bond, 4.50%, 3/15/29	4,365
3,870,000	Colombia Government International Bond, 5.00%, 6/15/45	4,060
4,520,000	Colombia Government International Bond, 6.13%, 1/18/41	5,328
6,300,000	Colombia Government International Bond, 7.38%, 9/18/37	8,229

Semi-Annual Report    83

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,010,000	Ecopetrol SA, 5.88%, 5/28/45	$3,115
		28,584

Costa Rica (USD) (0%)
2,560,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	2,467

Dominica Republic (USD) (3%)
1,425,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	1,477
6,335,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	6,699
4,660,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	4,857
1,130,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	1,224
3,350,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	3,601
8,910,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	9,879
5,430,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (a)	6,163
		33,900

Ecuador (USD) (3%)
2,705,000	Ecuador Government International Bond 144A, 7.88%, 1/23/28 (a)	2,617
6,315,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (a)	6,425
1,520,000	Ecuador Government International Bond, 7.95%, 6/20/24 (c)	1,547
3,570,000	Ecuador Government International Bond 144A, 8.75%, 6/02/23 (a)	3,798
7,950,000	Ecuador Government International Bond 144A, 8.88%, 10/23/27 (a)	8,119
4,100,000	Ecuador Government International Bond 144A, 9.65%, 12/13/26 (a)	4,382
3,895,000	Ecuador Government International Bond 144A, 10.75%, 3/28/22 (a)	4,372
		31,260

Egypt (USD) (3%)
2,000,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (a)	1,985
1,950,000	Egypt Government International Bond 144A, 6.20%, 3/01/24 (a)	1,967
7,470,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	7,718
5,780,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	5,602
3,415,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	3,483
4,540,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	4,695
		25,450

El Salvador (USD) (1%)
2,190,000	El Salvador Government International Bond 144A, 5.88%, 1/30/25 (a)	2,141

Principal or Shares	Security Description	Value (000)

1,050,000	El Salvador Government International Bond, 5.88%, 1/30/25 (c)	$1,026
4,300,000	El Salvador Government International Bond 144A, 6.38%, 1/18/27 (a)	4,225
3,745,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)	3,890
		11,282

Gabon (USD) (0%)
3,835,000	Gabon Government International Bond 144A, 6.38%, 12/12/24 (a)	3,709

Georgia (GEL) (0%)
5,260,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	1,954

Georgia (USD) (2%)
3,460,000	Bank of Georgia JSC 144A, 6.00%, 7/26/23 (a)	3,530
6,860,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (a)	7,280
915,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	948
6,605,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	7,105
		18,863

Ghana (USD) (3%)
2,505,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	2,469
2,274,086	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)	2,393
2,690,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (a)	2,737
4,590,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	4,425
2,250,000	Ghana Government International Bond 144A, 8.95%, 3/26/51 (a)	2,233
10,695,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	13,213
		27,470

Guatemala (USD) (1%)
4,595,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	4,566
5,341,000	Guatemala Government Bond 144A, 4.88%, 2/13/28 (a)	5,408
		9,974

Honduras (USD) (1%)
1,530,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	1,614
3,890,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	4,158
		5,772

Hungary (HUF) (0%)
1,344,000,000	Hungary Government Bond, 3.00%, 10/27/27 HUF	4,725

Hungary (USD) (1%)
6,050,000	Hungary Government International Bond, 5.75%, 11/22/23	6,718

India (USD) (1%)
4,610,000	Power Finance Corp. Ltd. 144A, 6.15%, 12/06/28 (a)	5,146

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,055,000	REC Ltd. 144A, 5.25%, 11/13/23 (a)	$3,204
5,060,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	5,069
		13,419

Indonesia (USD) (4%)
1,880,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	2,140
1,450,000	Indonesia Asahan Aluminium Persero PT 144A, 6.76%, 11/15/48 (a)	1,664
800,000	Indonesia Government International Bond 144A, 3.70%, 1/08/22 (a)	812
3,925,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	5,661
1,950,000	Indonesia Government International Bond, 8.50%, 10/12/35 (c)	2,813
2,060,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	2,117
4,955,000	Pertamina Persero PT 144A, 6.45%, 5/30/44 (a)	5,698
4,365,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	5,098
4,315,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	4,795
4,305,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	4,384
2,605,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.40%, 3/01/28 (a)	2,684
		37,866

Iraq (USD) (1%)
5,305,000	Iraq International Bond 144A, 5.80%, 1/15/28 (a)	5,163

Ireland (USD) (0%)
3,650,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	3,672

Ivory Coast (USD) (2%)
4,620,000	Ivory Coast Government International Bond 144A, 5.38%, 7/23/24 (a)	4,515
5,772,995	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	5,461
6,485,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	5,923
		15,899

Jordan (USD) (0%)
2,580,000	Jordan Government International Bond 144A, 7.38%, 10/10/47 (a)	2,520

Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	5,486

Kazakhstan (USD) (1%)
4,875,000	Kazakhstan Temir Zholy National Co. JSC 144A, 4.85%, 11/17/27 (a)	5,055
4,980,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	5,226
		10,281

Kenya (USD) (1%)
5,540,000	Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	5,668

Principal or Shares	Security Description	Value (000)

2,245,000	Kenya Government International Bond 144A, 7.25%, 2/28/28 (a)	$2,234
2,030,000	Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	2,011
		9,913

Lebanon (USD) (1%)
3,240,000	Lebanon Government International Bond, 6.20%, 2/26/25 (c)	2,708
2,385,000	Lebanon Government International Bond, 6.60%, 11/27/26 (c)	1,969
1,320,000	Lebanon Government International Bond, 6.65%, 11/03/28 (c)	1,069
1,070,000	Lebanon Government International Bond, 6.65%, 2/26/30 (c)	852
2,880,000	Lebanon Government International Bond, 6.75%, 11/29/27 (c)	2,353
1,550,000	Lebanon Government International Bond, 6.85%, 3/23/27 (c)	1,282
2,790,000	Lebanon Government International Bond, 7.00%, 3/23/32 (c)(d)	2,260
		12,493

Luxembourg (USD) (1%)
6,005,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	5,612

Malaysia (USD) (0%)
4,600,000	1MDB Energy Ltd., 5.99%, 5/11/22 (c)	4,765

Mexico (MXN) (0%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	969

Mexico (USD) (5%)
2,215,000	Cemex SAB de CV 144A, 5.70%, 1/11/25 (a)	2,280
1,010,000	Cemex SAB de CV 144A, 7.75%, 4/16/26 (a)	1,106
7,149,953	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	7,177
4,380,144	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	4,462
3,305,000	Mexichem SAB de CV 144A, 4.00%, 10/04/27 (a)	3,247
1,860,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	1,870
3,470,000	Mexico Government International Bond, 4.15%, 3/28/27	3,523
1,050,000	Petroleos Mexicanos, 3.50%, 1/30/23	1,012
2,230,000	Petroleos Mexicanos, 4.88%, 1/24/22	2,257
1,830,000	Petroleos Mexicanos, 6.38%, 1/23/45	1,639
9,080,000	Petroleos Mexicanos, 6.50%, 3/13/27	9,220
2,650,000	Petroleos Mexicanos, 6.50%, 1/23/29	2,650
2,020,000	Petroleos Mexicanos, 6.50%, 6/02/41	1,867
3,020,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,921
6,819,000	Petroleos Mexicanos, 6.75%, 9/21/47	6,304
		51,535

Mongolia (USD) (3%)
5,705,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	5,818
3,065,000	Mongolia Government International Bond, 5.13%, 12/05/22 (c)	3,018
2,590,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	2,551

Semi-Annual Report    85

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,350,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	$3,316
3,265,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	3,618
9,623,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	10,617
		28,938

Netherlands (USD) (3%)
2,050,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	1,987
2,455,000	MDC-GMTN BV 144A, 4.50%, 11/07/28 (a)	2,640
4,580,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	4,548
10,220,000	Petrobras Global Finance BV, 6.00%, 1/27/28	10,488
4,305,000	Petrobras Global Finance BV, 8.75%, 5/23/26	5,169
2,695,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	1,917
3,680,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	3,797
		30,546

Nigeria (USD) (2%)
5,735,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	5,655
4,055,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	4,050
3,940,000	Nigeria Government International Bond 144A, 7.63%, 11/21/25 (a)	4,218
3,785,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	3,745
4,865,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	5,042
		22,710

Oman (USD) (2%)
2,875,000	Oman Government International Bond 144A, 4.75%, 6/15/26 (a)	2,669
2,230,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	2,104
5,120,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	4,592
5,590,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	5,084
3,970,000	Oman Sovereign Sukuk SAOC 144A, 4.40%, 6/01/24 (a)	3,804
		18,253

Panama (USD) (2%)
1,900,000	Aeropuerto Internacional de Tocumen SA 144A, 6.00%, 11/18/48 (a)	2,147
1,840,000	Empresa de Transmision Electrica SA 144A, 5.13%, 5/02/49 (a)	1,888
6,325,000	Panama Government International Bond, 6.70%, 1/26/36	8,254
2,510,000	Panama Government International Bond, 9.38%, 4/01/29	3,668
		15,957

Peru (PEN) (1%)
12,020,000	Peru Government Bond 144A, 5.94%, 2/12/29 PEN (a)(c)	3,846

Principal or Shares	Security Description	Value (000)

12,600,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)(c)	$4,020
		7,866

Peru (USD) (2%)
2,164,800	ABY Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	2,435
4,435,000	Corp. Financiera de Desarrollo SA 144A, 4.75%, 7/15/25 (a)	4,678
3,805,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 144A, 6.38%, 6/01/28 (a)	4,167
3,845,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	4,087
4,635,000	Peruvian Government International Bond, 6.55%, 3/14/37	6,227
		21,594

Poland (PLN) (1%)
36,880,000	Republic of Poland Government Bond, 2.75%, 4/25/28 PLN	9,524

Qatar (USD) (1%)
7,050,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	7,588
3,195,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	3,573
		11,161

Russian Federation (RUB) (1%)
213,000,000	Russian Federal Bond - OFZ, 7.70%, 3/23/33 RUB	3,172
608,930,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	9,581
		12,753

Russian Federation (USD) (2%)
5,000,000	Russian Foreign Bond - Eurobond, 4.75%, 5/27/26 (c)	5,200
4,800,000	Russian Foreign Bond - Eurobond 144A, 5.10%, 3/28/35 (a)	4,972
7,800,000	Russian Foreign Bond - Eurobond 144A, 5.25%, 6/23/47 (a)	8,088
		18,260

Saudi Arabia (USD) (1%)
6,735,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	6,599
3,845,000	Saudi Government International Bond 144A, 4.50%, 4/17/30 (a)	4,061
1,890,000	Saudi Government International Bond 144A, 5.25%, 1/16/50 (a)	2,055
		12,715

Senegal (EUR) (0%)
2,985,000	Senegal Government International Bond 144A, 4.75%, 3/13/28 EUR (a)	3,318

Senegal (USD) (1%)
3,380,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	3,265
1,993,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	2,160
		5,425

South Africa (USD) (2%)
3,397,000	Eskom Holdings SOC Ltd. 144A, 5.75%, 1/26/21 (a)	3,375

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,095,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	$3,222
3,610,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	3,631
8,635,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	8,069
2,370,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30	2,426
2,545,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	2,508
		23,231

South Africa (ZAR) (0%)
99,000,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	4,903

Spain (USD) (1%)
7,695,000	AI Candelaria Spain SLU 144A, 7.50%, 12/15/28 (a)	8,234

Sri Lanka (USD) (4%)
5,910,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (a)	5,811
3,465,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	3,444
6,725,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)(d)	6,369
1,500,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (a)	1,513
2,360,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (a)	2,380
670,000	Sri Lanka Government International Bond 144A, 6.75%, 4/18/28 (a)	648
4,803,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	4,758
9,055,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	9,062
5,260,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	5,422
		39,407

Turkey (USD) (3%)
1,320,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	1,208
5,360,000	Turkey Government International Bond, 4.25%, 4/14/26	4,470
5,865,000	Turkey Government International Bond, 5.63%, 3/30/21	5,793
6,140,000	Turkey Government International Bond, 6.00%, 3/25/27	5,542
5,070,000	Turkey Government International Bond, 6.13%, 10/24/28	4,556
4,675,000	Turkey Government International Bond, 7.25%, 12/23/23	4,674
3,175,000	Turkey Government International Bond, 7.38%, 2/05/25	3,148
		29,391

Ukraine (USD) (3%)
2,485,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(e)	1,593

Principal or Shares	Security Description	Value (000)

8,120,000	Ukraine Government International Bond 144A, 7.38%, 9/25/32 (a)	$7,181
1,478,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	1,469
10,653,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	10,508
1,456,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	1,409
2,978,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	2,851
3,013,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	2,846
1,283,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	1,186
3,180,000	Ukraine Government International Bond 144A, 8.99%, 2/01/24 (a)	3,179
		32,222

United Arab Emirates (USD) (1%)
7,150,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	7,561
3,005,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	3,531
		11,092

United Kingdom (IDR) (1%)
89,288,000,000	Standard Chartered Bank/Singapore (Indonesia
	Treasury Bond) 144A, 8.25%, 5/19/36 IDR (a)	6,274

United Kingdom (INR) (0%)
28,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	405
195,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.61%, 5/13/30 INR (a)(e)	2,800
43,000,000	Standard Chartered Bank/Singapore (India Government Bond), 9.34%, 8/27/24 INR (c)	642
		3,847

United Kingdom (LKR) (1%)
378,400,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	2,164
470,500,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/25 LKR (a)	2,671
775,000,000	Standard Chartered Bank/Singapore (Sri Lanka
	Government Bonds) 144A, 11.60%, 12/17/23 LKR (a)	4,518
		9,353

United Kingdom (NGN) (1%)
2,020,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 3/09/20 NGN (a)	5,033

United States (IDR) (1%)
75,400,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	5,012

Semi-Annual Report    87

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

48,100,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)	$3,380
24,925,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	1,773
11,270,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 11.00%, 9/17/25 IDR (a)	929
		11,094

United States (USD) (1%)
2,770,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	2,783
3,665,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26 (a)	3,674
		6,457

Uruguay (USD) (1%)
4,825,000	Uruguay Government International Bond, 4.98%, 4/20/55	4,982
7,499,580	Uruguay Government International Bond, 5.10%, 6/18/50	7,902
		12,884

Uruguay (UYU) (0%)
30,890,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)(d)	763
40,550,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	1,162
		1,925

Venezuela (USD) (1%)
6,400,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (f)(g)	1,408
6,055,000	Petroleos de Venezuela SA 144A, 6.00%, 11/15/26 (a)(f)(g)	1,375
1,122,500	Petroleos de Venezuela SA 144A, 8.50%, 10/27/20 (a)	1,005
5,085,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (c)(f)(g)	1,370
2,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (f)(g)	690
7,789,000	Venezuela Government International Bond, 7.65%, 4/21/25 (f)(g)	2,288
4,020,000	Venezuela Government International Bond, 7.75%, 10/13/19 (f)(g)	1,171
9,060,000	Venezuela Government International Bond, 9.25%, 9/15/27 (f)(g)	2,876
		12,183

Virgin Islands (British) (USD) (3%)
24,600,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (c)	23,090
1,070,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (a)	1,075
1,460,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 3.50%, 5/03/26 (a)	1,454
		25,619

Zambia (USD) (0%)
3,660,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (a)	2,525
3,060,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	2,139
		4,664
	Total Bonds (Cost - $1,001,527)	988,029

Principal or Shares	Security Description	Value (000)

Investment Company (2%)
17,324,369	Payden Cash Reserves Money Market Fund*
	(Cost - $ 17,324)	$17,324

Total Investments (Cost - $ 1,018,851) (99%)		1,005,353
Other Assets, net of Liabilities (1%)		7,635

Net Assets (100%)		$1,012,988

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Perpetual security with no stated maturity date.
(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $2,413 and the total market value of the collateral held by the Fund is $2,535. Amounts in 000s.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Non-income producing security.

88   Payden Mutual Funds

  Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
PEN 41,603	USD 12,437	BNP PARIBAS	07/24/2019	$98
USD 4,622	TRY 27,072	Barclays Bank PLC	05/21/2019	145
USD 5,084	HUF 1,416,030	Barclays Bank PLC	06/12/2019	166
USD 9,974	PLN 37,907	Barclays Bank PLC	06/21/2019	39
USD 9,822	EUR 8,669	BNP PARIBAS	06/13/2019	61
USD 10,140	ZAR 143,924	BNP PARIBAS	07/25/2019	183
USD 3,552	EUR 3,126	HSBC Bank USA, N.A.	07/17/2019	22

				714

Liabilities:
CLP 5,967,900	USD 9,090	BNP PARIBAS	05/13/2019	(279)
EUR 8,669	USD 9,835	BNP PARIBAS	06/13/2019	(74)
TRY 16,118	USD 2,898	Barclays Bank PLC	05/21/2019	(233)
TRY 10,954	USD 1,956	Barclays Bank PLC	05/21/2019	(145)
USD 4,941	CLP 3,369,700	BNP PARIBAS	05/13/2019	(34)
USD 11,136	MXN 213,240	HSBC Bank USA, N.A.	06/14/2019	(30)
ZAR 72,110	USD 5,116	BNP PARIBAS	07/25/2019	(127)

				(922)

Net Unrealized Appreciation (Depreciation)				$(208)

  Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Pay Variable 28 days, Receivable fixed 7.71% 28 days	03/20/2024	$455,000	$(164)	$—	$(164)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,413
Non-cash Collateral[2]	(2,413)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    89

            Payden Emerging Markets Local  Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Portfolio Composition - percent of investments
Foreign Government	82%
Corporate	16%
Cash equivalent	2%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$128

Brazil (BRL) (9%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/26 BRL	872
10,267,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	2,736
31,746,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,560
30,110,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	8,175
		20,343

Chile (CLP) (2%)
1,005,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	1,534
1,815,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	2,921
410,000,000	Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/01/43 CLP	760
79,000,000	Republic of Chile, 5.50%, 8/05/20 CLP (b)	120
		5,335

Colombia (COP) (7%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	175
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	804
12,801,000,000	Colombian TES, 7.00%, 5/04/22 COP	4,149
4,700,000,000	Colombian TES, 7.50%, 8/26/26 COP	1,553
7,770,000,000	Colombian TES, 7.75%, 9/18/30 COP	2,579
11,649,000,000	Colombian TES, 10.00%, 7/24/24 COP	4,257
1,540,000,000	Colombian TES, 11.00%, 7/24/20 COP	513
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	291
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 COP (a)	383
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	386
1,036,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 2/01/21 COP (a)	328
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)	508
		15,926

Czech Republic (CZK) (4%)
16,400,000	Czech Republic Government Bond, 0.95%, 5/15/30 CZK (c)	644
22,900,000	Czech Republic Government Bond, 2.40%, 9/17/25 CZK (c)	1,039
58,000,000	Czech Republic Government Bond, 3.85%, 9/29/21 CZK (c)	2,673

Principal or Shares	Security Description	Value (000)
88,000,000	Czech Republic Government Bond, 4.70%, 9/12/22 CZK (c)	$4,234
		8,590

Dominica Republic (DOP) (1%)
78,400,000	Dominican Republic International Bond 144A, 8.90%, 2/15/23 DOP (a)	1,549

Georgia (GEL) (0%)
1,185,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	440

Hungary (HUF) (3%)
190,000,000	Hungary Government Bond, 2.50%, 10/24/24 HUF	667
140,000,000	Hungary Government Bond, 3.00%, 6/26/24 HUF	509
650,000,000	Hungary Government Bond, 3.00%, 10/27/27 HUF	2,285
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	765
154,000,000	Hungary Government Bond, 6.00%, 11/24/23 HUF	632
488,610,000	Hungary Government Bond, 7.00%, 6/24/22 HUF	1,990
		6,848

Indonesia (IDR) (5%)
37,750,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23 IDR	2,510
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32 IDR	1,753
12,926,000,000	Indonesia Treasury Bond, 8.25%, 5/15/36 IDR	908
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	1,203
37,700,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	2,779
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	320
21,440,000,000	Wijaya Karya Persero Tbk PT 144A,
	7.70%, 1/31/21 IDR (a)	1,445
		10,918

Kazakhstan (KZT) (1%)
620,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	1,621

Luxembourg (BRL) (1%)
6,650,000	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)	1,760

Malaysia (MYR) (4%)
6,510,000	Malaysia Government Bond, 3.89%, 3/15/27
	MYR	1,573
7,100,000	Malaysia Government Bond, 3.90%, 11/16/27
	MYR	1,722
5,505,000	Malaysia Government Bond, 4.18%, 7/15/24
	MYR	1,359

90   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

18,255,000	Malaysia Government Bond, 4.39%, 4/15/26
	MYR	$4,545
		9,199

Mexico (MXN) (8%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22
	MXN	351
10,700,000	Comision Federal de Electricidad,
	7.35%, 11/25/25 MXN	499
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	262
62,700,000	Mexican Bonos, 6.50%, 6/09/22 MXN	3,177
65,900,000	Mexican Bonos, 7.75%, 5/29/31 MXN	3,346
18,220,000	Mexican Bonos, 7.75%, 11/23/34 MXN	910
115,720,000	Mexican Bonos, 7.75%, 11/13/42 MXN	5,653
5,150,000	Mexican Bonos, 8.00%, 6/11/20 MXN	272
8,800,000	Mexican Bonos, 8.50%, 5/31/29 MXN	476
16,000,000	Mexican Bonos, 10.00%, 12/05/24 MXN	923
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	411
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21
	MXN (a)	810
		17,090

Peru (PEN) (5%)
3,000,000	Banco de Credito del Peru 144A,
	4.85%, 10/30/20 PEN (a)	911
4,410,000	Peru Government Bond 144A, 5.94%, 2/12/29
	PEN (a)(c)	1,411
12,410,000	Peru Government Bond 144A, 6.15%, 8/12/32
	PEN (a)(c)	3,959
3,990,000	Republic of Peru 144A, 5.70%, 8/12/24 PEN (a)	1,287
3,405,000	Republic of Peru 144A, 6.35%, 8/12/28 PEN (a)	1,122
500,000	Republic of Peru 144A, 6.90%, 8/12/37 PEN (a)	169
4,030,000	Republic of Peru 144A, 6.95%, 8/12/31 PEN (a)	1,378
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 PEN (a)	374
		10,611

Philippines (PHP) (0%)
17,000,000	Philippine Government International Bond,
	6.25%, 1/14/36 PHP	360

Poland (PLN) (9%)
5,150,000	Republic of Poland Government Bond,
	2.25%, 4/25/22 PLN	1,362
3,920,000	Republic of Poland Government Bond,
	2.50%, 4/25/24 PLN	1,033
11,365,000	Republic of Poland Government Bond,
	2.50%, 7/25/26 PLN	2,948
15,725,000	Republic of Poland Government Bond,
	2.50%, 7/25/27 PLN	4,013
13,830,000	Republic of Poland Government Bond,
	2.75%, 4/25/28 PLN	3,572
8,300,000	Republic of Poland Government Bond,
	3.25%, 7/25/25 PLN	2,256
11,490,000	Republic of Poland Government Bond,
	4.00%, 10/25/23 PLN	3,234
3,800,000	Republic of Poland Government Bond,
	5.25%, 10/25/20 PLN	1,048
		19,466

Russian Federation (RUB) (9%)
155,600,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23 RUB	2,353

Principal or Shares	Security Description	Value (000)

344,375,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28
	RUB	$5,041
164,220,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21
	RUB	2,544
89,000,000	Russian Federal Bond - OFZ, 7.70%, 3/23/33
	RUB	1,325
529,770,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27
	RUB	8,336
		19,599

South Africa (ZAR) (10%)
29,510,000	Republic of South Africa Government Bond,
	6.50%, 2/28/41 ZAR	1,462
52,000,000	Republic of South Africa Government Bond,
	8.25%, 3/31/32 ZAR	3,340
86,900,000	Republic of South Africa Government Bond,
	8.50%, 1/31/37 ZAR	5,477
76,000,000	Republic of South Africa Government Bond,
	8.75%, 1/31/44 ZAR	4,799
16,200,000	Republic of South Africa Government Bond,
	8.75%, 2/28/48 ZAR	1,025
32,000,000	Republic of South Africa Government Bond,
	8.88%, 2/28/35 ZAR	2,106
25,460,000	Republic of South Africa Government Bond,
	10.50%, 12/21/26 ZAR	1,970
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21
	ZAR (a)	793
		20,972

Thailand (THB) (4%)
88,500,000	Thailand Government Bond, 3.40%, 6/17/36
	THB	2,939
7,800,000	Thailand Government Bond, 3.63%, 6/16/23
	THB	260
170,000	Thailand Government Bond, 3.65%, 12/17/21
	THB	5
163,800,000	Thailand Government Bond, 4.88%, 6/22/29
	THB	6,172
		9,376

Turkey (TRY) (3%)
3,271,874	Turkey Government Bond, 3.00%, 2/23/22 TRY	535
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	743
13,250,000	Turkey Government Bond, 8.80%, 9/27/23 TRY	1,429
3,070,000	Turkey Government Bond, 9.00%, 7/24/24 TRY	332
2,550,000	Turkey Government Bond, 9.50%, 1/12/22 TRY	312
20,140,000	Turkey Government Bond, 11.00%, 3/02/22
	TRY	2,550
		5,901

United Kingdom (IDR) (3%)
59,000,000,000	Standard Chartered Bank (Indonesia Government Bond) 144A, 8.25%, 5/19/36 IDR (a)	4,146
23,400,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	1,665
		5,811

United Kingdom (INR) (1%)
55,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	796

Semi-Annual Report    91

          Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)

85,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.61%, 5/13/30
	INR (a)(d)	$1,221
13,000,000	Standard Chartered Bank/Singapore (India
	Government Bond), 9.34%, 8/27/24 INR (c)	194
		2,211

United Kingdom (LKR) (1%)
160,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	915
180,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.60%, 12/17/23 LKR (a)	1,049
		1,964

United Kingdom (NGN) (0%)
430,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 3/09/20 NGN (a)	1,071

United States (GHS) (1%)
6,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Ghana), 19.00%, 11/04/26 GHS	1,123

United States (IDR) (5%)
11,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	731
5,500,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/19/24 IDR (a)	403
21,740,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 9/17/26 IDR (a)	1,603
32,200,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	2,291
10,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.75%, 5/19/31 IDR (a)	739
49,194,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 9.50%, 7/17/31 IDR (a)	3,854
4,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 11.00%, 9/17/25 IDR (a)	330
		9,951

United States (UAH) (1%)
56,000,000	Citigroup Global Markets Holdings Inc.
	(Republic of Ukrain) 144A, 13.41%, 10/17/22 UAH (a)	2,008
Uruguay (UYU) (0%)
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	271
18,200,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	522
		793
Total Bonds (Cost - $230,101)		210,964

Principal or Shares	Security Description	Value (000)
Investment Company (2%)
3,333,666	Payden Cash Reserves Money Market Fund * (Cost - $3,334)	3,334

Total Investments (Cost - $233,435) (99%)		214,298
Other Assets, net of Liabilities (1%)		2,678

Net Assets (100%)		$216,976

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $120 and the total market value of the collateral held by the Fund is $134. Amounts in 000s.

(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

92   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
ARS 86,400	USD 1,546	BNP PARIBAS	08/30/2019	$71
MXN 97,240	USD 4,935	Barclays Bank PLC	06/14/2019	157
MYR 5,285	USD 1,273	Barclays Bank PLC	07/30/2019	3
PEN 11,318	USD 3,384	BNP PARIBAS	07/24/2019	27
USD 2,524	TRY 14,704	Barclays Bank PLC	05/21/2019	93
USD 804	BRL 3,061	BNP PARIBAS	05/15/2019	24
USD 2,233	EUR 1,971	BNP PARIBAS	06/13/2019	14
USD 3,258	ZAR 46,238	BNP PARIBAS	07/25/2019	59

				448

Liabilities:
BRL 20,299	USD 5,351	BNP PARIBAS	05/15/2019	(180)
CLP 2,812,400	USD 4,284	BNP PARIBAS	05/13/2019	(132)
CZK 92,570	USD 4,106	BNP PARIBAS	05/28/2019	(52)
EUR 1,971	USD 2,236	BNP PARIBAS	06/13/2019	(17)
IDR 9,700,000	USD 681	Barclays Bank PLC	05/31/2019	(3)
THB 215,840	USD 6,792	Barclays Bank PLC	07/30/2019	(17)
TRY 16,740	USD 3,010	Barclays Bank PLC	05/21/2019	(241)
TRY 10,611	USD 1,888	Barclays Bank PLC	05/21/2019	(134)
USD 256	PHP 13,410	HSBC Bank USA, N.A.	05/16/2019	(1)
USD 3,066	MXN 58,710	HSBC Bank USA, N.A.	06/14/2019	(8)
ZAR 9,080	USD 644	BNP PARIBAS	07/25/2019	(16)

				(801)

Net Unrealized Appreciation (Depreciation)				$(353)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Pay Variable 28 days, Receive Fixed 7.71% 28 days	03/20/2024	$100,000	$(36)	$—	$(36)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$120
Non-cash Collateral[2]	(120)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    93

            Payden Emerging Markets Corporate  Bond Fund

The Fund seeks a high level of total return by generally

investing in below investment grade corporate debt

instruments and income producing securities of emerging

market countries denominated in U.S. and foreign

currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Corporate Bond	83%
Foreign Government	5%
Bank Loans	3%
Mortgage Backed	2%
Cash equivalent	7%

Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$29

Argentina (USD) (2%)
230,000	Capex SA 144A, 6.88%, 5/15/24 (a)	182
225,000	Pampa Energia SA 144A, 7.38%, 7/21/23 (a)(b)	203
385,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)	350
205,000	YPF SA 144A, 8.75%, 4/04/24 (a)(b)	198
		933

Austria (USD) (1%)
220,000	JBS Investments II GmbH 144A, 7.00%, 1/15/26 (a)	229

Bermuda (USD) (4%)
210,000	CBQ Finance Ltd., 2.88%, 6/24/19 (c)	210
200,000	CBQ Finance Ltd. 144A, 7.50%, 11/18/19 (a)	205
105,000	Digicel Group One Ltd. 144A, 8.25%, 12/30/22 (a)(b)	70
100,000	Digicel Group Two Ltd. 144A, 8.25%, 9/30/22 (a)	39
710,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	721
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	215
205,000	Ooredoo International Finance Ltd. 144A, 7.88%, 6/10/19 (a)	206
285,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	285
		1,951

Brazil (BRL) (1%)
900,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	244

Brazil (USD) (3%)
450,000	Banco BTG Pactual SA/Cayman Islands 144A, 5.75%, 9/28/22 (a)	457
220,000	Banco do Brasil SA/Cayman 144A, 4.75%, 3/20/24 (a)	225
200,000	JBS USA LUX SA/JBS USA Finance Inc. 144A, 6.75%, 2/15/28 (a)	212
200,000	Oi SA, 10.00%, 7/27/25	211
624,612	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	325
		1,430

Canada (USD) (4%)
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	438

Principal or Shares	Security Description	Value (000)
200,000	First Quantum Minerals Ltd. 144A, 6.88%, 3/01/26 (a)	$188
114,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (a)	116
225,000	First Quantum Minerals Ltd. 144A, 7.25%, 5/15/22 (a)(b)	229
215,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (a)	214
439,615	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	378
		1,563

Cayman Islands (USD) (8%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	205
237,000	Baidu Inc., 3.50%, 11/28/22	239
295,000	Braskem Finance Ltd. 144A, 5.38%, 5/02/22 (a)(b)	308
205,000	Braskem Finance Ltd., 6.45%, 2/03/24	224
220,000	Braskem Finance Ltd. 144A, 7.38%, (a)(d)	224
200,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 4/10/22 (c)	197
445,000	Dar Al-Arkan Sukuk Co., Ltd., 6.50%, 5/28/19 (c)	447
660,000	Gran Tierra Energy International Holdings Ltd. 144A, 6.25%, 2/15/25 (a)	636
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	203
225,000	MAF Global Securities Ltd., (5 yr. Swap Semi 30/360 USD + 3.476%) 5.50%, (c)(d)(e)	218
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, (a)(d)	1
280,000	Saudi Electricity Global Sukuk Co. 2 144A, 5.06%, 4/08/43 (a)	290
220,000	Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28 (c)	234
		3,426

Chile (USD) (1%)
228,250	Empresa Electrica Angamos SA 144A, 4.88%, 5/25/29 (a)	232
382,195	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	376
		608

China (USD) (1%)
390,000	Bank of China Ltd./Hong Kong, 2.88%, 6/30/20 (c)	390

Colombia (USD) (2%)
215,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	217

94   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	$235
119,000	Ecopetrol SA, 5.88%, 5/28/45	123
400,000	Grupo de Inversiones Suramericana SA 144A,
	5.50%, 4/29/26 (a)	431
		1,006

France (USD) (1%)
420,000	Altice France SA/France 144A,
	8.13%, 2/01/27 (a)	440

Ghana (USD) (1%)
200,000	Ghana Government International Bond 144A,
	7.88%, 8/07/23 (a)	211
220,000	Ghana Government International Bond 144A,
	8.95%, 3/26/51 (a)	218
		429

Hong Kong (USD) (2%)
420,000	ICBCIL Finance Co. Ltd. 144A,
	3.20%, 11/10/20 (a)	420
265,000	Swire Properties MTN Financing Ltd.,
	4.38%, 6/18/22 (c)	276
		696

India (USD) (3%)
305,000	Adani Ports & Special Economic Zone Ltd. 144A,
	4.00%, 7/30/27 (a)	294
485,000	Adani Transmission Ltd. 144A,
	4.00%, 8/03/26 (a)	466
205,000	GMR Hyderabad International Airport Ltd.
	144A, 4.25%, 10/27/27 (a)	185
200,000	IDBI Bank Ltd/GIFT-IFC, 4.13%, 4/23/20 (c)	200
220,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22 (a)	220
		1,365

Indonesia (USD) (1%)
200,000	Indonesia Asahan Aluminium Persero PT 144A,
	6.53%, 11/15/28 (a)	228

Ireland (USD) (2%)
490,000	C&W Senior Financing DAC 144A,
	7.50%, 10/15/26 (a)	510
210,000	Phosagro OAO via Phosagro Bond Funding DAC
	144A, 3.95%, 11/03/21 (a)	210
		720

Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A,
	8.95%, 5/04/23 KZT (a)	183

Luxembourg (USD) (3%)
650,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	608
210,000	CSN Resources SA 144A, 6.50%, 7/21/20 (a)	214
220,000	CSN Resources SA 144A, 7.63%, 2/13/23 (a)(b)	225
260,000	Gazprom OAO Via Gaz Capital SA 144A,
	4.95%, 3/23/27 (a)	265
220,000	Minerva Luxembourg SA 144A,
	6.50%, 9/20/26 (a)	218
		1,530

Mexico (USD) (8%)
205,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (a)	223

Principal or Shares	Security Description	Value (000)

200,000	BBVA Bancomer SA/Texas 144A,
	7.25%, 4/22/20 (a)	$208
795,000	Cemex SAB de CV 144A, 6.13%, 5/05/25 (a)	831
194,292	Cometa Energia SA de CV 144A,
	6.38%, 4/24/35 (a)	195
455,000	Cydsa SAB de CV 144A, 6.25%, 10/04/27 (a)	449
230,000	Elementia SAB de CV 144A, 5.50%, 1/15/25 (a)	222
462,378	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (a)	471
280,000	Infraestructura Energetica Nova SAB de CV
	144A, 4.88%, 1/14/48 (a)	240
200,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (a)	209
240,996	Mexico Generadora de Energia S de rl 144A,
	5.50%, 12/06/32 (a)	249
		3,297

Morocco (USD) (1%)
225,000	OCP SA 144A, 6.88%, 4/25/44 (a)	246

Netherlands (USD) (12%)
415,000	Embraer Netherlands Finance BV,
	5.40%, 2/01/27	447
235,000	Equate Petrochemical BV 144A,
	3.00%, 3/03/22 (a)	233
200,000	IHS Netherlands Holdco BV 144A,
	9.50%, 10/27/21 (a)	208
200,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	194
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	432
200,000	Myriad International Holdings BV 144A,
	4.85%, 7/06/27 (a)	209
220,000	Myriad International Holdings BV 144A,
	5.50%, 7/21/25 (a)	238
455,000	Petrobras Global Finance BV, 4.38%, 5/20/23 (b)	461
220,000	Petrobras Global Finance BV, 6.00%, 1/27/28	226
390,000	Petrobras Global Finance BV, 7.38%, 1/17/27	436
420,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	428
1,265,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	1,305
325,000	VTR Finance BV 144A, 6.88%, 1/15/24 (a)	338
		5,155

Nigeria (USD) (1%)
216,000	Nigeria Government International Bond 144A,
	6.50%, 11/28/27 (a)	213
230,000	Nigeria Government International Bond 144A,
	7.63%, 11/21/25 (a)	246
		459

Panama (USD) (0%)
200,000	Banco General SA 144A, 4.13%, 8/07/27 (a)	198

Peru (PEN) (0%)
280,000	Peru Government Bond 144A, 5.94%, 2/12/29
	PEN (a)(c)	89
300,000	Peru Government Bond 144A, 6.15%, 8/12/32
	PEN (a)(c)	96
		185

Peru (USD) (5%)
196,800	ABY Transmision Sur SA 144A,
	6.88%, 4/30/43 (a)	221

Semi-Annual Report    95

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
210,000	Banco de Credito del Peru/Panama 144A, (3 mo. LIBOR USD + 7.043%) 6.13%, 4/24/27 (a)(e)	$226
385,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 5.760%) 6.63%, 3/19/29 (a)(e)	428
390,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 144A, 6.38%, 6/01/28 (a)	427
220,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	234
200,000	SAN Miguel Industrias Pet SA 144A,
	4.50%, 9/18/22 (a)	203
420,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%) 4.50%, 12/13/27 (a)(e)	436

		2,175

Qatar (USD) (1%)
300,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	331

Saint Lucia (USD) (0%)
220,000	Digicel International Finance Ltd. / Digicel
	Holdings Bermuda Ltd. 144A,
	8.75%, 5/25/24 (a)	221

Saudi Arabia (USD) (0%)
200,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	196

Singapore (USD) (1%)
240,000	BOC Aviation Ltd. 144A, 2.75%, 9/18/22 (a)	236
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)(b)	198

		434

Spain (USD) (1%)
360,000	AI Candelaria Spain SLU 144A,
	7.50%, 12/15/28 (a)	385

Sri Lanka (USD) (1%)
230,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	229

Thailand (USD) (0%)
200,000	Krung Thai Bank PCL/Cayman Islands, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.535%) 5.20%, 12/26/24 (c)(e)	202

Turkey (USD) (3%)
450,000	Akbank T.A.S. 144A, 5.00%, 10/24/22 (a)	417
650,000	Turkiye Garanti Bankasi AS 144A,
	5.25%, 9/13/22 (a)	609
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (a)	193
220,000	Turkiye Sise ve Cam Fabrikalari AS 144A,
	6.95%, 3/14/26 (a)	212

		1,431

Ukraine (USD) (1%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	214
305,000	Ukraine Government International Bond 144A, 9.75%, 11/01/28 (a)	312

		526

United Arab Emirates (USD) (5%)
240,000	Abu Dhabi Crude Oil Pipeline LLC 144A,
	4.60%, 11/02/47 (a)	254

Principal or Shares	Security Description	Value (000)
220,000	Abu Dhabi National Energy Co. PJSC 144A, 3.63%, 6/22/21 (a)	$222
325,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	337
215,000	Dolphin Energy Ltd. LLC 144A,
	5.50%, 12/15/21 (a)	227
187,916	Dolphin Energy Ltd. LLC 144A,
	5.89%, 6/15/19 (a)	189
300,000	DP World Ltd. 144A, 6.85%, 7/02/37 (a)	366
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	283
200,000	Ruwais Power Co. PJSC 144A,
	6.00%, 8/31/36 (a)	235

		2,113

United Kingdom (NGN) (1%)
90,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 3/09/20 NGN (a)	224

United Kingdom (USD) (1%)
450,000	MARB BondCo PLC 144A, 6.88%, 1/19/25 (a)	448

United States (IDR) (1%)
4,300,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	286

United States (USD) (11%)
215,819	Albertson’s LLC Term Loan B5 1L, (LIBOR USD 1-Month + 3.000%) 5.61%, 12/21/22 (f)	216
230,000	Antero Resources Corp., 5.00%, 3/01/25 (b)	227
445,000	California Resources Corp., 5.00%, 1/15/20	425
220,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%) 4.63%, 10/25/30 (e)	221
140,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.68%, 8/25/30 (e)	141
215,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%) 5.13%, 1/25/49 (a)(e)	222
215,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.78%, 9/25/30 (e)	217
340,000	GOBP Holdings Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.250%) 9.85%, 10/22/26 (f)	340
175,000	HCA Inc., 5.00%, 3/15/24	186
210,000	HCA Inc., 5.38%, 9/01/26	222
215,000	JC Penney Corp. Inc., 8.13%, 10/01/19	216
220,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	221
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%) 6.23%, 4/25/43 (a)(e)	295
350,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 9.48%, 1/30/26 (f)	352
818,000	Terraform Global Operating LLC 144A,
	6.13%, 3/01/26 (a)	820
321,692	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.48%, 6/27/23 (f)	321
261,374	Univar USA Inc. Term Loan B4 1L, (LIBOR USD
	1-Month + 2.500%) 4.98%, 7/01/24 (f)	263

		4,905

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Virgin Islands (British) (USD) (2%)
120,000	Arcos Dorados Holdings Inc. 144A,
	5.88%, 4/04/27 (a)	$121
400,000	Sinopec Group Overseas Development 2015 Ltd.
	144A, 2.50%, 4/28/20 (a)	398
215,000	Studio City Co. Ltd. 144A, 5.88%, 11/30/19 (a)	217
200,000	Studio City Co. Ltd. 144A, 7.25%, 11/30/21 (a)	207

		943

Total Bonds (Cost - $41,777)		41,989

Investment Company (8%)
3,214,875	Payden Cash Reserves Money Market Fund *
	(Cost - $3,215)	3,215

Total Investments (Cost - $44,992) (104%)		45,204
Liabilities in excess of Other Assets (-4%)		(1,553)

Net Assets (100%)		$43,651

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $1,903 and the total market value of the collateral held by the Fund is $1,978. Amounts in 000s.

(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Perpetual security with no stated maturity date.
(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(f)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
PEN 819	USD 245	BNP PARIBAS	07/24/2019	$ 2
USD 101	TRY 593	Barclays Bank PLC	05/21/2019	3
USD 220	EUR 191	BNP PARIBAS	06/13/2019	5
USD 216	ZAR 3,060	BNP PARIBAS	07/25/2019	4

				14

Liabilities:
BRL 585	USD 156	HSBC Bank USA, N.A.	05/15/2019	(7)
CLP 143,900	USD 217	BNP PARIBAS	05/13/2019	(5)
EUR 191	USD 217	BNP PARIBAS	06/13/2019	(2)
IDR 3,545,000	USD 250	Barclays Bank PLC	05/31/2019	(2)
TRY 593	USD 106	Barclays Bank PLC	05/21/2019	(7)
USD 217	MXN 4,150	HSBC Bank USA, N.A.	06/14/2019	(1)
ZAR 3,060	USD 217	BNP PARIBAS	07/25/2019	(5)

				(29)

Net Unrealized Appreciation (Depreciation)				$(15)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Pay Variable 28 days, Receive Fixed 7.71% 28 days	04/04/2024	$22,000	$(7)	$—	$(7)

Semi-Annual Report    97

        Payden Emerging Markets Corporate Bond Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,903
Non-cash Collateral[2]	(1,903)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

98   Payden Mutual Funds

            Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.	Portfolio Composition - percent of investments

	Financial	26%
	Energy	15%
	Technology	14%
	Healthcare	12%
	Consumer Staple	8%
	Other	25%

Schedule of Investments - April 30, 2019 (Unaudited)
Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (83%)
Communication Services (5%)
767,900	AMC Entertainment Holdings Inc., Class A	$11,642
417,900	AT&T Inc.	12,938
580,300	Verizon Communications Inc.	33,187
		57,767
Consumer Discretionary (6%)
149,000	Hasbro Inc.	15,177
76,500	Home Depot Inc.	15,583
133,200	McDonald’s Corp.	26,316
246,100	Starbucks Corp.	19,117
		76,193
Consumer Staple (8%)
202,400	Altria Group Inc.	10,996
103,400	Costco Wholesale Corp.	25,388
417,400	General Mills Inc.	21,483
216,500	PepsiCo Inc.	27,723
287,600	Philip Morris International Inc.	24,895
		110,485
Energy (9%)
1	Antero Midstream Corp.	—
191,100	Exxon Mobil Corp.	15,342
987,900	Kinder Morgan Inc.	19,630
244,200	ONEOK Inc.	16,588
172,700	Phillips 66	16,280
462,700	Targa Resources Corp.	18,577
150,900	Valero Energy Corp.	13,681
670,700	Williams Companies Inc.	19,001
		119,099
Financial (16%)
103,700	Allianz SE	24,984
897,600	Bank of America Corp.	27,449
151,500	Bank of Montreal	11,964
212,000	Citigroup Inc.	14,988
93,700	Goldman Sachs Group Inc.	19,295
335,100	JPMorgan Chase & Co.	38,888
280,600	MetLife Inc.	12,944
582,800	Morgan Stanley	28,120
228,900	Toronto-Dominion Bank	13,040
432,700	US. Bancorp	23,072
		214,744
Healthcare (12%)
229,900	CVS Health Corp.	12,502
201,400	Eli Lilly & Co.	23,572
607,200	GlaxoSmithKline PLC	12,458
184,900	Johnson & Johnson	26,108
205,900	Medtronic PLC	18,286
436,100	Merck & Co. Inc.	34,325
705,700	Pfizer Inc.	28,659
		155,910

Principal or Shares	Security Description	Value (000)
Industrial (7%)
32,100	Boeing Co.	$12,124
482,700	Delta Air Lines Inc.	28,137
96,400	Lockheed Martin Corp.	32,133
179,200	Waste Management Inc.	19,235
		91,629
Material (1%)
339,000	DowDuPont Inc.	13,034
Technology (14%)
562,500	Cisco Systems Inc.	31,472
271,700	Intel Corp.	13,867
235,500	Maxim Integrated Products Inc.	14,130
302,800	Microsoft Corp.	39,546
198,300	NXP Semiconductors NV	20,944
278,400	Paychex Inc.	23,472
375,000	QUALCOMM Inc.	32,299
118,000	Texas Instruments Inc.	13,904
		189,634
Utility (5%)
252,000	American Electric Power Co. Inc.	21,559
158,300	Consolidated Edison Inc.	13,639
113,500	DTE Energy Co.	14,268
148,900	Duke Energy Corp.	13,568
		63,034
Total Common Stock		1,091,529
Master Limited Partnership (6%)
1,287,808	Energy Transfer LP	19,472
1,130,500	Enterprise Products Partners LP	32,366
379,100	Magellan Midstream Partners LP	23,508
Total Master Limited Partnership		75,346
Preferred Stock (1%)
95,700	Bank of America Corp., 6.625%	2,461
103,000	BB&T Corp., 5.625%	2,681
208,000	Goldman Sachs Group Inc., 5.50%	5,408
110,900	US Bancorp, 6.50%	2,967
123,800	Air Lease Corp., 6.15% (a)	3,250
Total Preferred Stock		16,767
Real Estate Investment Trust (7%)
100,000	Alexandria Real Estate Equities Inc.	14,239
69,000	AvalonBay Communities Inc.	13,864
111,300	Crown Castle International Corp.	13,999
192,800	Digital Realty Trust Inc.	22,695
189,900	Prologis Inc.	14,560
70,900	Simon Property Group Inc.	12,315
Total Real Estate Investment Trust		91,672

Total Stocks (Cost - $1,046,096)		1,275,314

Corporate Bonds (3%)
6,050,000	CenterPoint Energy Inc., (3 mo. LIBOR USD
	+ 3.270%) 6.13%, (b)(c)	6,182

Semi-Annual Report    99

        Payden Equity Income Fund Continued

Principal or Shares	Security Description	Value (000)

1,956,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%) 5.80%, (b)(c)	$1,964
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%)
	6.30%, (b)(c)	6,244
6,100,000	Citizens Financial Group Inc., (3 mo. LIBOR
	USD + 3.003%) 6.00%, (b)(c)	6,172
6,000,000	Citizens Financial Group Inc., (3 mo. LIBOR
	USD + 3.157%) 6.38%, (a)(b)(c)	6,190
6,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 3.436%) 6.50%, (b)(c)	5,815
4,414,000	Huntington Bancshares Inc., (3 mo. LIBOR USD + 2.880%) 5.70%, (b)(c)	4,428
2,800,000	Land O’ Lakes Inc. 144A, 7.00%, (b)(d)	2,714

Total Corporate Bonds (Cost - $38,936)		39,709

Investment Company (0%)
4,965,710	Payden Cash Reserves Money Market Fund * (Cost - $4,966)	4,966

Total Investments (Cost - $1,089,998) (100%)		1,319,989
Other Assets, net of Liabilities (0%)		2,681

Net Assets (100%)		$1,322,670

*	Affiliated investment
(a)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $527 and the total market value of the collateral held by the Fund is $541. Amounts in 000s.

(b)	Perpetual security with no stated maturity date.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(d)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 23,584	EUR 20,927	Citibank, N.A.	05/08/2019	$95
USD 13,008	GBP 9,861	HSBC Bank USA, N.A.	05/08/2019	144
USD 24,457	CAD 32,544	Royal Bank of Canada	05/08/2019	160

Net Unrealized Appreciation				$399

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$527
Non-cash Collateral[2]	(527)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

100   Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets & Liabilities

April 30, 2019 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$156,878	$811,814	$1,396,915
Affiliated investments, at value **	—	12,967	19,469
Repurchase agreements, at value ***	117,000	—	—
Foreign cash ****	—	—	—
Cash	12	2	—
Receivable for:
Interest and dividends	56	2,457	5,880
Investments sold	—	5,028	266
Fund shares sold	110	4,986	21,689
Futures	—	—	107
Forward currency contracts	—	88	7
Variation margin on centrally cleared swaps	—	—	—
Other assets	48	103	71
Total Assets	274,104	837,445	1,444,404
LIABILITIES:
Payable for:
Bank overdraft	—	—	17,011
Forward currency contracts	—	—	—
Investments purchased	—	6,154	13,543
Fund shares redeemed	—	282	562
Futures	—	—	—
Options written *****	—	—	—
Unfunded floating rate loan interests	—	—	—
Distributions payable	364	17	166
Liability for securities on loan (Note 2)	—	1,467	275
Accrued expenses:
Investment advisory fees (Note 3)	49	41	23
Administration fees (Note 3)	31	105	173
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	8	26	44
Other liabilities	45	234	422
Total Liabilities	497	8,326	32,219
NET ASSETS	$273,607	$829,119	$1,412,185

NET ASSETS:
Paid in capital	$273,588	$828,647	$1,418,278
Distributable Earnings	19	472	(6,093)
NET ASSETS	$273,607	$829,119	$1,412,185

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$273,607	$829,119	$1,412,185
Shares Outstanding	273,582	87,519	141,140
Net Asset Value Per Share	$1.00	$9.47	$10.01

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$156,878	$811,344	$1,393,300
** Affiliated investments, at cost	—	12,967	19,469
*** Repurchase agreements, at cost	117,000	—	—
**** Foreign cash, at cost	—	—	—
***** Options written, at cost	—	—	—

102   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$40,447	$188,707	$1,062,150	$397,188	$163,787	$519,464	$110,532
1,209	2,053	5,071	18,047	2,960	3,073	8,043
—	—	—	—	—	—	—
—	—	300	—	80	373	—
—	—	9	—	37	160	28

117	460	6,634	4,184	1,295	2,445	431
1,039	1,741	3,220	448	—	5,197	—
—	6	308	134	—	1	—
—	—	102	67	28	9	—
—	—	712	—	129	332	—
—	—	—	1	—	17	—
22	40	74	52	36	31	30
42,834	193,007	1,078,580	420,121	168,352	531,102	119,064

—	—	—	1	—	—	—
—	—	320	—	68	161	—
4,708	61,647	80,283	1,996	4,431	30,959	3,639
2	161	115	72	4	1	—
—	—	117	59	8	—	—
—	—	3,733	—	784	621	—
—	—	—	—	—	—	2
—	38	—	—	—	—	—
—	—	1,040	6,621	832	962	—

15	71	133	92	47	70	37
5	16	122	49	20	52	14
—	—	11	—	—	—	—
1	4	30	12	5	8	3
33	132	218	139	73	74	137
4,764	62,069	86,122	9,041	6,272	32,908	3,832
$38,070	$130,938	$ 992,458	$411,080	$162,080	$498,194	$115,232

$46,158	$169,796	$ 999,290	$403,664	$162,652	$497,281	$117,376
(8,088)	(38,858)	(6,832)	7,416	(572)	913	(2,144)
$38,070	$130,938	$ 992,458	$411,080	$162,080	$498,194	$115,232

—	—	$ 26,978	—	—	—	—
—	—	2,574	—	—	—	—
—	—	$ 10.48	—	—	—	—

$38,070	$130,938	$ 652,682	$411,080	$114,603	$112,025	$ 26,145
3,720	14,194	62,124	36,932	11,451	11,226	2,625
$ 10.23	$ 9.22	$ 10.51	$ 11.13	$ 10.01	$ 9.98	$ 9.96

—	—	$ 312,798	—	$ 47,477	$386,169	$ 89,087
—	—	29,795	—	4,744	38,667	8,939
—	—	$ 10.50	—	$ 10.01	$ 9.99	$ 9.97

$40,954	$188,980	$1,046,575	$386,478	$161,110	$516,422	$109,465
1,209	2,053	5,071	18,047	2,960	3,073	8,043
—	—	—	—	—	—	—
—	—	297	—	79	374	—
—	—	(1,253)	—	(261)	(236)	—

Semi-Annual Report    103

Statements of Assets & Liabilities continued

April 30, 2019 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$425,622	$58,155	$93,051
Affiliated investments, at value **	65,813	—	353
Foreign cash ***	369	—	—
Cash	16	477	1
Cash pledged as collateral for OTC derivatives	—	—	—
Cash pledged for centrally cleared swaps	640	—	—
Receivable for:
Interest and dividends	6,034	577	551
Investments sold	1,579	—	2
Fund shares sold	15	1	27
Futures	—	—	14
Forward currency contracts	78	—	42
Variation margin on centrally cleared swaps	13	—	—
Other assets	39	2	23
Total Assets	500,218	59,212	94,064
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	—	—	20
Investments purchased	19,067	—	1
Fund shares redeemed	34	53	46
Futures	—	—	—
Options written ****	—	—	392
Unfunded floating rate loan interests	4	—	—
Distributions payable	—	15	—
Liability for securities on loan (Note 2)	29,884	—	327
Accrued expenses:
Investment advisory fees (Note 3)	129	2	28
Administration fees (Note 3)	55	7	11
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	12	2	3
Other liabilities	155	44	65
Total Liabilities	49,340	123	893
NET ASSETS	$450,878	$59,089	$93,171

NET ASSETS:
Paid in capital	$467,374	$57,239	$93,680
Distributable Earnings	(16,496)	1,850	(509)
NET ASSETS	$450,878	$59,089	$93,171

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$450,878	$59,089	$93,171
Shares Outstanding	69,720	5,725	9,344
Net Asset Value Per Share	$6.47	$10.32	$9.97

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$418,313	$56,525	$92,747
** Affiliated investments, at cost	65,813	—	353
*** Foreign cash, at cost	369	—	—
**** Options written, at cost	—	—	(133)

104   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$129,578	$ 988,029	$210,964	$41,989	$1,315,023
4,360	17,324	3,334	3,215	4,966
700	426	324	15	182
1	53	—	10	2
—	280	641	—	—
—	712	156	40	—

924	15,338	4,793	567	3,212
917	3,173	—	129	—
209	921	69	—	414
40	—	—	—	—
440	714	448	14	399
—	15	3	1	—
23	97	15	29	88
137,192	1,027,082	220,747	46,009	1,324,286

—	—	73	—	—
91	922	801	29	—
8,160	9,364	1,066	282	—
169	218	5	—	133
19	—	—	—	—
197	—	—	—	—
—	—	—	—	—
—	—	—	—	—
1,414	2,535	1,602	1,978	541

21	372	106	20	475
16	125	26	5	160
—	27	—	—	6
4	31	6	1	39
114	500	86	43	262
10,205	14,094	3,771	2,358	1,616
$126,987	$1,012,988	$216,976	$43,651	$1,322,670

$127,223	$1,083,003	$262,954	$44,186	$1,061,345
(236)	(70,015)	(45,978)	(535)	261,325
$126,987	$1,012,988	$216,976	$43,651	$1,322,670

—	$ 63,800	—	—	$ 15,161
—	4,816	—	—	864
—	$ 13.25	—	—	$ 17.55

$126,987	$ 418,666	$216,976	$ 4,230	$ 534,934
14,215	31,632	34,893	431	30,458
$ 8.93	$ 13.24	$ 6.22	$ 9.81	$ 17.56

—	$ 530,522	—	$39,421	$ 772,575
—	40,132	—	4,010	43,962
—	$ 13.22	—	$ 9.83	$ 17.57

$128,102	$1,001,527	$230,101	$41,777	$1,085,032
4,375	17,324	3,334	3,215	4,966
702	426	324	15	183
(49)	—	—	—	—

Semi-Annual Report    105

Statements of Operations

Period ended April 30, 2019 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$3,116	$11,356	$19,743
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	99	76
Income from securities lending	—	3	10
Foreign tax withholdings	—	—	(2)
Investment Income	3,116	11,458	19,827
EXPENSES:
Investment advisory fees (Note 3)	196	1,113	1,872
Administration fees (Note 3)	196	597	1,003
Shareholder servicing fees	—	191	338
Distribution fees (Note 3)	—	—	—
Custodian fees	—	5	32
Transfer agent fees	15	41	133
Registration and filing fees	7	—	17
Trustee fees and expenses	15	43	69
Printing and mailing costs	5	31	56
Loan commitment fees	—	7	11
Legal fees	2	7	13
Publication expense	4	—	13
Pricing fees	2	17	17
Fund accounting fees	16	68	102
Insurance	3	—	12
Interest expense	—	—	—
Audit fees	16	19	18
Other expenses	—	1	8
Gross Expenses	477	2,140	3,714
Expense subsidy (Note 3)	(151)	(1,146)	(838)
Net Expenses	326	994	2,876
Net Investment Income	2,790	10,464	16,951
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	22	(4)	830
Foreign currency transactions	—	(74)	(22)
Forward foreign exchange contracts	—	429	113
Futures contracts	—	—	(1,115)
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	—	1,588	13,120
Translation of assets and liabilities in foreign currencies	—	3	1
Forward foreign exchange contracts	—	(139)	(49)
Futures contracts	—	—	177
Written option contracts	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Net Realized and Unrealized Gains (Losses)	22	1,803	13,055
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,812	$12,267	$30,006

106   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$507	$2,415	$18,107	$ 7,534	$3,829	$4,991	$3,054
—	—	—	—	42	—	—
15	22	64	82	21	78	63
—	—	3	5	7	3	1
—	—	—	—	—	—	—
522	2,437	18,174	7,621	3,899	5,072	3,118

53	202	1,343	619	529	628	339
28	112	719	265	144	188	92
2	110	143	102	25	2	2
—	—	34	—	—	—	—
2	9	26	12	12	14	14
8	19	62	24	19	19	17
4	—	52	—	2	15	11
2	8	50	17	10	11	7
1	5	37	16	7	16	4
—	1	8	3	2	2	1
—	1	9	4	2	2	1
1	—	10	3	3	2	2
3	—	19	11	18	22	10
4	11	66	34	16	28	10
—	—	10	—	2	1	1
—	4	3	—	—	—	—
19	14	20	20	21	22	27
—	—	9	5	1	2	—
127	496	2,620	1,135	813	974	538
(46)	(118)	(204)	15	(179)	(259)	(122)
81	378	2,416	1,150	634	715	416
441	2,059	15,758	6,471	3,265	4,357	2,702

(76)	(678)	646	(1,765)	385	800	(624)
—	—	(85)	—	(16)	(124)	—
—	—	(507)	—	(25)	(585)	—
(34)	(68)	(1,566)	(102)	56	38	—
—	—	310	130	(34)	71	(26)

659	5,734	34,257	18,196	4,569	3,153	263
—	—	(1)	—	2	9	—
—	—	216	—	(27)	50	—
—	—	(472)	859	270	81	—
—	—	(2,885)	—	(606)	(445)	—
—	—	24	33	5	9	—
—	—	—	—	—	—	(1)
549	4,988	29,937	17,351	4,579	3,057	(388)
$990	$7,047	$45,695	$23,822	$7,844	$7,414	$2,314

Semi-Annual Report    107

Statements of Operations continued

Period ended April 30, 2019 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$13,243	$893	$1,537
Dividend income	176	—	8
Dividend income from affiliated investment (Note 2)	166	—	11
Income from securities lending	91	—	3
Foreign tax withholdings	(1)	—	—
Investment Income	13,675	893	1,559
EXPENSES:
Investment advisory fees (Note 3)	778	92	137
Administration fees (Note 3)	333	43	69
Shareholder servicing fees	103	13	28
Distribution fees (Note 3)	—	—	—
Custodian fees	16	—	6
Transfer agent fees	24	9	12
Registration and filing fees	22	—	—
Trustee fees and expenses	23	3	5
Printing and mailing costs	12	2	—
Loan commitment fees	4	—	1
Legal fees	4	1	1
Publication expense	6	1	—
Pricing fees	11	8	13
Fund accounting fees	30	10	11
Insurance	7	1	—
Audit fees	22	18	20
Interest expense	—	—	—
Other expenses	—	—	1
Gross Expenses	1,395	201	304
Expense subsidy (Note 3)	—	(49)	(61)
Net Expenses	1,395	152	243
Net Investment Income	12,280	741	1,316
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(2,187)	277	(155)
Foreign currency transactions	(109)	—	(3)
Forward foreign exchange contracts	559	—	(25)
Affiliated investments	—	—	—
Futures contracts	—	(47)	(93)
Swap contracts	14	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	16,565	1,782	1,447
Translation of assets and liabilities in foreign currencies	1	—	1
Forward foreign exchange contracts	22	—	(1)
Affiliated investments	—	—	—
Futures contracts	—	(6)	53
Written option contracts	—	—	(303)
Swap contracts	273	—	—
Unfunded loan commitments	(3)	—	—
Net Realized and Unrealized Gains (Losses)	15,135	2,006	921
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,415	$2,747	$2,237

108   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$1,585	$ 36,951	$ 7,384	$1,277	$ 1,309
—	—	—	—	16,991
85	156	39	16	148
1	8	2	3	11
—	—	(77)	—	(106)
1,671	37,115	7,348	1,296	18,353

188	2,529	640	175	3,045
94	843	160	33	914
96	334	2	—	172
—	85	—	—	18
20	58	62	2	27
14	104	12	13	69
5	62	10	10	2
7	57	10	2	65
5	31	6	2	46
1	10	2	—	10
1	10	2	—	11
2	16	2	2	13
17	14	12	9	2
14	73	14	9	97
1	18	3	1	14
20	22	22	22	18
3	4	1	—	4
—	—	1	—	12
488	4,270	961	280	4,539
(47)	(178)	—	(92)	(330)
441	4,092	961	188	4,209
1,230	33,023	6,387	1,108	14,144

(46)	(33,029)	(4,469)	(317)	29,219
(431)	(676)	(380)	(16)	(639)
1,659	(600)	(69)	(6)	2,465
(6)	—	—	—	—
(440)	(898)	(245)	(32)	1,128
(30)	(24)	(5)	(1)	—
4,802	84,141	12,938	1,408	80,521
13	(137)	34	(1)	(2)
(531)	312	262	(5)	(700)
13	—	—	—	—
82	3	(50)	2	—
(150)	—	—	—	—
(14)	(164)	(36)	(7)	—
—	—	—	—	—
4,921	48,928	7,980	1,025	111,992
$6,151	$ 81,951	$14,367	$2,133	$126,136

Semi-Annual Report    109

Statements of Changes in Net Assets

For the period ended April 30, 2019 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$2,790	$4,889	$10,464	$17,092
Net realized gains (losses)	22	3	351	918
Change in net unrealized appreciation/(depreciation)	—	—	1,452	(2,704)
Change in Net Assets Resulting from Operations	2,812	4,892	12,267	15,306

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(2,799)	(4,886)	(10,792)	(17,155)
Institutional Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(2,799)	(4,886)	(10,792)	(17,155)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	13,713,826	31,867,454	327,000	723,903
Institutional Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	718	1,354	10,552	15,285
Institutional Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(13,770,946)	(31,986,381)	(294,729)	(660,448)
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	(56,402)	(117,573)	42,823	78,740
Total Change in Net Assets	(56,389)	(117,567)	44,298	76,891

NET ASSETS:
Beginning of period	329,996	447,563	784,821	707,930
End of period	$273,607	$329,996	$829,119	$784,821

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	329,984	447,557	82,941	74,639
Shares sold	13,713,826	31,867,454	34,643	76,438
Shares issued in reinvestment of distributions	718	1,354	1,117	1,614
Shares redeemed	(13,770,946)	(31,986,381)	(31,182)	(69,750)
Change in shares outstanding	(56,402)	(117,573)	4,578	8,302
Outstanding shares at end of period	273,582	329,984	87,519	82,941

Institutional Class
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	111,495	408,382
Sale of investments (excluding government)	—	—	162,083	354,724
Purchase of government securities	—	—	109,200	157,141
Sale of government securities	—	—	32,615	161,272

110   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2019	2018	2019	2018	2019	2018	2019	2018

$16,951	$23,943	$441	$1,116	$2,059	$3,760	$15,758	$25,256
(194)	(6,396)	(110)	(2,074)	(746)	(1,023)	(1,202)	(9,131)
13,249	(12,657)	659	(61)	5,734	(7,938)	31,139	(32,037)
30,006	4,890	990	(1,019)	7,047	(5,201)	45,695	(15,912)

—	—	—	—	—	—	(432)	(821)
(17,046)	(24,118)	(546)	(1,606)	(2,636)	(6,382)	(10,981)	(20,915)
—	—	—	—	—	—	(5,266)	(5,408)

—	—	—	—	—	—	—	(4)
—	(28)	—	—	—	—	—	(102)
—	—	—	—	—	—	—	(26)
(17,046)	(24,146)	(546)	(1,606)	(2,636)	(6,382)	(16,679)	(27,276)

—	—	—	—	—	—	2,249	7,044
509,228	581,535	1,574	4,180	12,880	29,553	97,867	236,036
—	—	—	—	—	—	13,847	311,140

—	—	—	—	—	—	432	824
16,034	22,233	544	1,552	2,402	5,937	9,795	19,030
—	—	—	—	—	—	5,266	5,434

—	—	—	—	—	—	(6,310)	(2,638)
(338,345)	(433,640)	(2,170)	(100,883)	(48,148)	(99,739)	(78,520)	(336,293)
—	—	—	—	—	—	(11,511)	(12,902)
186,917	170,128	(52)	(95,151)	(32,866)	(64,249)	33,115	227,675
199,877	150,872	392	(97,776)	(28,455)	(75,832)	62,131	184,487

1,212,308	1,061,436	37,678	135,454	159,393	235,225	930,327	745,840
$1,412,185	$1,212,308	$38,070	$37,678	$130,938	$159,393	$992,458	$930,327

—	—	—	—	—	—	2,929	2,429
—	—	—	—	—	—	218	673
—	—	—	—	—	—	42	79
—	—	—	—	—	—	(615)	(252)
—	—	—	—	—	—	(355)	500
—	—	—	—	—	—	2,574	2,929

122,291	105,227	3,725	12,996	17,774	24,780	59,268	67,115
51,283	58,255	154	405	1,404	3,200	9,494	22,532
1,610	2,229	53	151	262	644	946	1,818
(34,044)	(43,420)	(212)	(9,827)	(5,246)	(10,850)	(7,584)	(32,197)
18,849	17,064	(5)	(9,271)	(3,580)	(7,006)	2,856	(7,847)
141,140	122,291	3,720	3,725	14,194	17,774	62,124	59,268

—	—	—	—	—	—	29,076	—
—	—	—	—	—	—	1,335	29,797
—	—	—	—	—	—	509	525
—	—	—	—	—	—	(1,125)	(1,246)
—	—	—	—	—	—	719	29,076
—	—	—	—	—	—	29,795	29,076

242,751	442,762	365	152	—	799	140,881	360,963
120,335	473,914	256	4,193	—	30,073	155,318	285,829
1,087,906	632,728	7,881	21,220	14,847	56,060	401,307	455,259
1,009,370	459,893	8,073	113,044	45,487	114,422	363,065	309,989

Semi-Annual Report    111

Statements of Changes in Net Assets continued

For the period ended April 30, 2019 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$6,471	$7,893	$3,265	$6,208
Net realized gains (losses)	(1,737)	(1,480)	366	(2,677)
Change in net unrealized appreciation/(depreciation)	19,088	(13,831)	4,213	(4,395)
Change in Net Assets Resulting from Operations	23,822	(7,418)	7,844	(864)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(6,540)	(9,206)	(2,423)	(4,027)
SI Class	—	—	(967)	(2,158)
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	(36)
SI Class	—	—	—	(20)
Change in Net Assets from Distributions to Shareholders	(6,540)	(9,206)	(3,390)	(6,241)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	145,002	172,012	9,017	62,163
SI Class	—	—	97	21,262
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	6,103	8,298	2,378	4,000
SI Class	—	—	958	2,160
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(56,015)	(72,283)	(46,812)	(49,725)
SI Class	—	—	(12,906)	(53,504)
Change in Net Assets from Capital Transactions	95,090	108,027	(47,268)	(13,644)
Total Change in Net Assets	112,372	91,403	(42,814)	(20,749)
NET ASSETS:
Beginning of period	298,708	207,305	204,894	225,643
End of period	$411,080	$298,708	$162,080	$204,894

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	28,093	18,213	15,026	13,350
Shares sold	13,476	15,702	917	6,251
Shares issued in reinvestment of distributions	564	754	241	403
Shares redeemed	(5,201)	(6,576)	(4,733)	(4,978)
Change in shares outstanding	8,839	9,880	(3,575)	1,676
Outstanding shares at end of period	36,932	28,093	11,451	15,026

SI Class:
Outstanding shares at beginning of period	—	—	5,944	8,959
Shares sold	—	—	10	2,120
Shares issued in reinvestment of distributions	—	—	97	217
Shares redeemed	—	—	(1,307)	(5,352)
Change in shares outstanding	—	—	(1,200)	(3,015)
Outstanding shares at end of period	—	—	4,744	5,944

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	198,576	282,352	45,868	81,050
Sale of investments (excluding government)	109,570	181,235	71,319	95,923
Purchase of government securities	—	—	31,071	48,014
Sale of government securities	—	—	49,262	44,946

112   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2019	2018	2019	2018	2019	2018	2019	2018

$4,357	$3,524	$2,702	$6,231	$12,280	$25,910	$741	$1,245
200	(183)	(650)	(274)	(1,723)	1,949	230	82
2,857	(1,563)	262	(753)	16,858	(26,958)	1,776	(1,538)
7,414	1,778	2,314	5,204	27,415	901	2,747	(211)

—	—	—	—	—	—	—	—
(2,161)	(2,697)	(624)	(2,054)	(12,398)	(26,132)	(827)	(1,458)
(3,192)	(1,103)	(2,203)	(4,165)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(5,353)	(3,800)	(2,827)	(6,219)	(12,398)	(26,132)	(827)	(1,458)

—	—	—	—	—	—	—	—
14,170	30,278	5,426	19,480	41,049	114,654	1,671	7,959
351,023	27,913	6,800	37,386	—	—	—	—

—	—	—	—	—	—	—	—
2,124	2,637	610	2,031	11,418	23,657	727	1,252
2,771	571	1,851	3,440	—	—	—	—

—	—	—	—	—	—	—	—
(9,864)	(13,313)	(30,810)	(33,489)	(66,545)	(196,776)	(2,369)	(8,047)
(3,346)	(10,742)	(24,436)	(61,919)	—	—	—	—
356,878	37,344	(40,559)	(33,071)	(14,078)	(58,465)	29	1,164
358,939	35,322	(41,072)	(34,086)	939	(83,696)	1,949	(505)

139,255	103,933	156,304	190,390	449,939	533,635	57,140	57,645
$498,194	$139,255	$115,232	$156,304	$450,878	$449,939	$59,089	$57,140

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

10,581	8,615	5,183	6,379	71,958	80,956	5,723	5,608
1,430	3,029	547	1,951	6,515	17,761	165	783
215	264	62	204	1,825	3,700	71	123
(1,000)	(1,327)	(3,167)	(3,351)	(10,578)	(30,459)	(234)	(791)
645	1,966	(2,558)	(1,196)	(2,238)	(8,998)	2	115
11,226	10,581	2,625	5,183	69,720	71,958	5,725	5,723

3,446	1,689	10,549	12,646	—	—	—	—
35,279	2,775	686	3,740	—	—	—	—
279	58	189	345	—	—	—	—
(337)	(1,076)	(2,485)	(6,182)	—	—	—	—
35,221	1,757	(1,610)	(2,097)	—	—	—	—
38,667	3,446	8,939	10,549	—	—	—	—

270,264	128,591	17,569	141,579	133,991	282,707	24,998	95,182
59,115	96,158	58,418	168,368	159,474	333,707	29,445	89,556
158,877	71,349	—	1,000	1,550	4,800	2,110	—
53,333	71,193	—	1,626	2,021	6,973	—	—

Semi-Annual Report    113

Statements of Changes in Net Assets continued

For the period ended April 30, 2019 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,316	$2,308	$1,230	$2,263
Net realized gains (losses)	(276)	(296)	706	2,634
Change in net unrealized appreciation/(depreciation)	1,197	(1,650)	4,215	(5,451)
Change in Net Assets Resulting from Operations	2,237	362	6,151	(554)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(1,322)	(2,306)	(5,408)	(2,617)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	(20)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,322)	(2,326)	(5,408)	(2,617)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	5,333	6,205	9,774	28,040
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,295	2,269	5,326	2,557
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(8,109)	(26,178)	(17,859)	(23,070)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(1,481)	(17,704)	(2,759)	7,527
Total Change in Net Assets	(566)	(19,668)	(2,016)	4,356
NET ASSETS:
Beginning of period	93,737	113,405	129,003	124,647
End of period	$93,171	$93,737	$126,987	$129,003

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	9,496	11,269	14,517	13,680
Shares sold	539	623	1,110	3,112
Shares issued in reinvestment of distributions	130	228	614	284
Shares redeemed	(821)	(2,624)	(2,026)	(2,559)
Change in shares outstanding	(152)	(1,773)	(302)	837
Outstanding shares at end of period	9,344	9,496	14,215	14,517

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	11,678	39,386	35,026	58,224
Sale of investments (excluding government)	15,711	57,132	37,541	57,520
Purchase of government securities	33,680	14,933	3,177	11,111
Sale of government securities	30,097	16,069	4,518	6,258

114   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2019	2018	2019	2018	2019	2018	2019	2018

$ 33,023	$ 74,227	$ 6,387	$ 12,700	$ 1,108	$ 2,149	$ 14,144	$ 25,692
(35,227)	(10,848)	(5,168)	(12,046)	(372)	(419)	32,173	4,353
84,155	(141,730)	13,148	(20,201)	1,397	(2,691)	79,819	7,988
81,951	(78,351)	14,367	(19,547)	2,133	(961)	126,136	38,033

(1,928)	(5,272)	—	—	—	—	(229)	(950)
(11,950)	(25,694)	(6,380)	(2,480)	(102)	(290)	(8,278)	(39,349)
(19,108)	(37,323)	—	—	(1,004)	(1,885)	(12,654)	(31,695)

—	(458)	—	—	—	—	—	—
—	(2,232)	—	(10,232)	—	(14)	—	—
—	(3,243)	—	—	—	(90)	—	—
(32,986)	(74,222)	(6,380)	(12,712)	(1,106)	(2,279)	(21,161)	(71,994)

2,797	19,889	—	—	—	—	2,318	4,080
114,567	266,097	37,365	63,440	526	5,939	41,017	104,113
252,492	255,876	—	—	900	39,192	26,827	352,209

1,904	5,692	—	—	—	—	225	921
10,378	25,137	5,193	10,005	102	304	7,886	38,547
19,049	40,171	—	—	913	1,519	10,920	24,550

(25,640)	(63,156)	—	—	—	—	(2,175)	(5,523)
(126,692)	(366,698)	(37,547)	(18,150)	(706)	(5,607)	(31,592)	(218,247)
(563,776)	(115,270)	—	—	(4,532)	(33,313)	(30,563)	(38,921)
(314,921)	67,738	5,011	55,295	(2,797)	8,034	24,863	261,729
(265,956)	(84,835)	12,998	23,036	(1,770)	4,794	129,838	227,768

1,278,944	1,363,779	203,978	180,942	45,421	40,627	1,192,832	965,064
$1,012,988	$1,278,944	$216,976	$203,978	$43,651	$45,421	$1,322,670	$1,192,832

6,461	9,261	—	—	—	—	839	871
214	1,464	—	—	—	—	145	243
147	419	—	—	—	—	15	56
(2,006)	(4,683)	—	—	—	—	(135)	(331)
(1,645)	(2,800)	—	—	—	—	25	(32)
4,816	6,461	—	—	—	—	864	839

31,896	37,898	34,161	26,240	439	392	29,385	33,828
8,804	19,374	5,971	9,221	55	577	2,525	6,186
803	1,851	833	1,499	11	30	513	2,318
(9,871)	(27,227)	(6,072)	(2,799)	(74)	(560)	(1,965)	(12,947)
(264)	(6,002)	732	7,921	(8)	47	1,073	(4,443)
31,632	31,896	34,893	34,161	431	439	30,458	29,385

62,550	48,866	—	—	4,291	3,537	43,382	23,119
20,011	19,051	—	—	92	3,829	1,711	21,091
1,484	2,987	—	—	95	154	709	1,479
(43,913)	(8,354)	—	—	(468)	(3,229)	(1,840)	(2,307)
(22,418)	13,684	—	—	(281)	754	580	20,263
40,132	62,550	—	—	4,010	4,291	43,962	43,382

451,305	850,997	82,698	174,090	16,798	35,857	295,102	689,875
493,526	786,522	69,762	130,058	18,166	31,349	265,155	475,916
—	—	—	—	215	860	—	—
—	—	—	—	—	—	—	—

Semi-Annual Report    115

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves

Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

116   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of April 30, 2019, Floating Rate and High Income had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Floating Rate	PetVet Care Centres LLC Delayed Draw Term Loan 1L	$80,767	$80,565	$78,142	$(2,423)
High Income	PetVet Care Centres LLC Delayed Draw Term Loan 1L	145,576	145,212	140,845	(4,367)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign

Semi-Annual Report    117

Notes to Financial Statements continued

currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

118   Payden Mutual Funds

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be

Semi-Annual Report    119

Notes to Financial Statements continued

acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2019 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[2]	88	—

Low Duration
Interest rate[1]	532	(274)
Foreign currency[2]	7	—

Total	539	(274)

Core Bond
Interest rate[1,4,5]	4,472	(4,584)
Foreign currency[2,3]	712	(320)

Total	5,184	(4,904)

Corporate Bond
Credit[1]	33	—
Interest rate[1]	364	(301)

Total	397	(301)

Strategic Income
Interest rate[1,4,5]	1,003	(889)
Foreign currency[2,3]	129	(68)

Total	1,132	(957)

Absolute Return Bond
Credit [1]	12	—
Equity[4]	91	—
Interest rate[1,4,5]	954	(830)
Foreign currency[2,3]	332	(161)

Total	1,389	(991)

High Income
Interest Rate[1]	490	(246)
Foreign currency[2,3]	78	—

Total	568	(246)

Global Low Duration
Interest rate[1,4,5]	497	(411)
Foreign currency[2,3]	42	(20)

Total	539	(431)

Global Fixed Income
Interest rate[1,4,5]	358	(416)
Foreign currency[2,3]	440	(91)

Total	798	(507)

Emerging Markets Bond
Interest rate[1]	—	(164)
Foreign currency[2,3]	714	(922)

Total	714	(1,086)

Emerging Markets Local Bond
Interest rate[1]	—	(36)
Foreign currency[2,3]	448	(801)

Total	448	(837)

Emerging Markets Corporate Bond
Interest rate[1]	—	(7)
Foreign currency[2,3]	14	(29)

Total	14	(36)

120   Payden Mutual Funds

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Equity Income
Foreign currency[2]	399	—

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at value as reported in the Schedule of Investments.
5	Payable for options written.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2019 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Foreign exchange	—	$429	—	—	$429

Low Duration
Interest rate	$(1,115)	—	—	—	(1,115)
Foreign exchange	—	113	—	—	113

Total	(1,115)	113	—	—	(1,002)

U.S. Government
Interest rate	(34)	—	—	—	(34)

GNMA
Interest rate	(68)	—	$(79)	—	(147)

Core Bond
Credit	—	—	—	$310	310
Interest rate	(1,566)	—	—	—	(1,566)
Foreign exchange	—	(507)	—	—	(507)

Total	(1,566)	(507)	—	310	(1,763)

Corporate Bond
Credit	—	—	—	130	130
Interest rate	(102)	—	—	—	(102)

Total	(102)	—	—	130	28

Strategic Income
Credit	—	—	—	(34)	(34)
Interest rate	56	—	—	—	56
Foreign exchange	—	(25)	—	—	(25)

Total	56	(25)	—	(34)	(3)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Absolute Return Bond
Credit	—	—	—	$64	$64
Equity	—	—	$(135)	—	(135)
Interest rate	$38	—	—	7	45
Foreign exchange	—	$(585)	—	—	(585)

Total	38	(585)	(135)	71	(611)

Floating Rate
Credit	—	—	—	(26)	(26)

High Income
Credit	—	—	—	18	18
Interest rate	—	—	—	(4)	(4)
Foreign exchange	—	559	—	—	559

Total	—	559	—	14	573

California Municipal
Interest rate	(47)	—	—	—	(47)

Global Low Duration
Interest rate	(93)	—	—	—	(93)
Foreign exchange	—	(25)	—	—	(25)

Total	(93)	(25)	—	—	(118)

Global Fixed Income
Credit	—	—	—	(30)	(30)
Interest rate	(440)	—	—	—	(440)
Foreign exchange	—	1,659	—	—	1,659

Total	(440)	1,659	—	(30)	1,189

Emerging Markets Bond
Interest rate	(898)	—	—	(24)	(922)
Foreign exchange	—	(600)	—	—	(600)

Total	(898)	(600)	—	(24)	(1,522)

Emerging Markets Local Bond
Interest rate	(245)	—	—	(5)	(250)
Foreign exchange	—	(69)	—	—	(69)

Total	(245)	(69)	—	(5)	(319)

Emerging Markets Corporate Bond
Interest rate	(32)	—	—	(1)	(33)
Foreign exchange	—	(6)	—	—	(6)

Total	(32)	(6)	—	(1)	(39)

Equity Income
Equity	1,128	—	—	—	1,128
Foreign exchange	—	2,465	—	—	2,465

Total	1,128	2,465	—	—	3,593

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

Semi-Annual Report    121

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2019 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Foreign exchange	—	$139	—	—	$139

Low Duration
Interest rate	$177	—	—	—	177
Foreign exchange	—	(49)	—	—	(49)

Total	177	(49)	—	—	128

GNMA
Interest rate	—	—	$79	—	79

Core Bond
Credit	—	—	—	$24	24
Interest rate	(472)	—	(85)	—	(557)
Foreign exchange	—	216	—	—	216

Total	(472)	216	(85)	24	(317)

Corporate Bond
Credit	—	—	—	33	33
Interest rate	859	—	—	—	859

Total	859	—	—	33	892

Strategic Income
Credit	—	—	—	5	5
Interest rate	270	—	(14)	—	256
Foreign exchange	—	(27)	—	—	(27)

Total	270	(27)	(14)	5	234

Absolute Return Bond
Credit	—	—	—	16	16
Equity	—	—	(23)	—	(23)
Interest rate	81	—	1	(7)	75
Foreign exchange	—	50	—	—	50

Total	81	50	(22)	9	118

High Income
Interest rate	—	—	—	273	273
Foreign exchange	—	22	—	—	22

Total	—	22	—	273	295

California Municipal
Interest rate	(6)	—	—	—	(6)

Global Low Duration
Interest rate	53	—	(10)	—	43
Foreign exchange	—	(1)	—	—	(1)

Total	53	(1)	(10)	—	42

Global Fixed Income
Credit	—	—	—	(14)	(14)
Interest rate	82	—	23	—	105
Foreign exchange	—	(531)	—	—	(531)

Total	82	(531)	23	(14)	(440)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Emerging Markets Bond
Interest rate	$3	—	—	$(164)	$(161)
Foreign exchange	—	$312	—	—	312

Total	3	312	—	(164)	151

Emerging Markets Local Bond
Interest rate	(50)	—	—	(36)	(86)
Foreign exchange	—	262	—	—	262

Total	(50)	262	—	(36)	176

Emerging Markets Corporate
Bond
Interest rate	2	—	—	(7)	(5)
Foreign exchange	—	(5)	—	—	(5)

Total	2	(5)	—	(7)	(10)

Equity Income
Foreign exchange	—	(700)	—	—	(700)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2019 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	2%	0%	0%	0%
Core Bond	3%	0%	0%	0%
Strategic Income	5%	0%	0%	0%
Absolute Return Bond	6%	0%	0%	0%
High Income	4%	0%	3%	0%
Global Low Duration	2%	0%	0%	0%
Global Fixed Income	57%	0%	0%	0%
Emerging Markets Bond	5%	0%	0%	0%
Emerging Markets Local Bond	19%	0%	0%	0%
Emerging Markets Corporate Bond	1%	0%	8%	0%
Equity Income	5%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options

122   Payden Mutual Funds

purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At April 30, 2019, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Forward Currency Contracts	$88	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	88	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(8)	—

Total derivative assets and liabilities subject to a MNA	$80	—

Semi-Annual Report    123

Notes to Financial Statements continued

	Assets	Liabilities
Low Duration
Derivative Financial Instruments:
Futures Contracts	$107	—
Forward Currency Contracts	7	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	114	—

Derivatives not subject to a MNA	(114)	—

Total derivative assets and liabilities subject to a MNA	—	—

Core Bond
Derivative Financial Instruments:
Futures Contracts	$102	$117
Purchased Swaptions[1]	3,971	—
Written Swaptions	—	3,733
Forward Currency Contracts	712	320

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,785	4,170

Derivatives not subject to a MNA	(2,485)	(2,418)

Total derivative assets and liabilities subject to a MNA	$2,300	$1,752

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$67	$59
Centrally Cleared Swaps	1	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	68	59

Derivatives not subject to a MNA	(68)	(59)

Total derivative assets and liabilities subject to a MNA	—	—

Strategic Income
Derivative Financial Instruments:
Futures Contracts	$28	$8
Purchased Swaptions	837	—
Written Swaptions	—	784
Forward Currency Contracts	129	68

Total derivative assets and liabilities in the Statements of Assets and Liabilities	994	860

Derivatives not subject to a MNA	(520)	(477)

Total derivative assets and liabilities subject to a MNA	$474	$383

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	$9	—
Centrally Cleared Swaps	17	—
Options Purchased[1]	91	—
Purchased Swaptions[1]	670	—
Written Swaptions	—	$621
Forward Currency Contracts	332	161

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,119	782

Derivatives not subject to a MNA	(151)	—

Total derivative assets and liabilities subject to a MNA	$968	$782

	Assets	Liabilities
High Income
Derivative Financial Instruments:
Centrally Cleared Swaps	$13	—
Forward Currency Contracts	78	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	91	—

Derivatives not subject to a MNA	(91)	—

Total derivative assets and liabilities subject to a MNA	—	—

Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$14	—
Purchased Swaptions[1]	417	—
Written Swaptions	—	$392
Forward Currency Contracts	42	20

Total derivative assets and liabilities in the Statements of Assets and Liabilities	473	412

Derivatives not subject to a MNA	(270)	(251)

Total derivative assets and liabilities subject to a MNA	$203	$161

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$40	$19
Purchased Swaptions	224	—
Written Swaptions	—	197
Forward Currency Contracts	440	91

Total derivative assets and liabilities in the Statements of Assets and Liabilities	704	307

Derivatives not subject to a MNA	(128)	(19)

Total derivative assets and liabilities subject to a MNA	$576	$288

Emerging Markets Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	$15	—
Forward Currency Contracts	714	$922

Total derivative assets and liabilities in the Statements of Assets and Liabilities	729	922

Derivatives not subject to a MNA	(15)	—

Total derivative assets and liabilities subject to a MNA	$714	$922

	Assets	Liabilities

Emerging Markets Local Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	$3	—
Forward Currency Contracts	448	$801

Total derivative assets and liabilities in the Statements of Assets and Liabilities	451	801

Derivatives not subject to a MNA	(3)	—

Total derivative assets and liabilities subject to a MNA	$448	$801

124   Payden Mutual Funds

	Assets	Liabilities
Emerging Markets Corporate Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	$1	—
Forward Currency Contracts	14	$29

Total derivative assets and liabilities in the Statements of Assets and Liabilities	15	29

Derivatives not subject to a MNA	(1)	—

Total derivative assets and liabilities subject to a MNA	$14	$29

	Assets	Liabilities
Equity Income
Derivative Financial Instruments:
Forward Currency Contracts	$399	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	399	—

Derivatives not subject to a MNA	(95)	—

Total derivative assets and liabilities subject to a MNA	$304	—

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2019 (000s):

Limited Maturity

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank USA, N.A.	$45	—	—	—	$45
Royal Bank of Canada	35	—	—	—	35

Total	$80	—	—	—	$80

Core Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$2,013	$(1,702)	$(280)	—	$31
HSBC Bank USA, N.A.	287	(50)	—	—	237

Total	$2,300	$(1,752)	$(280)	—	$268

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,702	$(1,702)	—	—	—
HSBC Bank USA, N.A.	50	(50)	—	—	—

Total	$1,752	$(1,752)	—	—	—

Strategic Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$423	$(373)	—	—	$50
HSBC Bank USA, N.A.	51	(10)	—	—	41

Total	$474	$(383)	—	—	$91

Semi-Annual Report    125

Notes to Financial Statements continued

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$373	$(373)	—	—	—
HSBC Bank USA, N.A.	10	(10)	—	—	—

Total	$383	$(383)	—	—	—

Absolute Return Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$763	$(669)	—	—	$94
BNP PARIBAS	73	(61)	—	—	12
HSBC Bank USA, N.A.	132	(52)	—	—	80

Total	$968	$(782)	—	—	$186

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$669	$(669)	—	—	—
BNP PARIBAS	61	(61)	—	—	—
HSBC Bank USA, N.A.	52	(52)	—	—	—

Total	$782	$(782)	—	—	—

Global Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$186	$(158)	—	—	$28
HSBC Bank USA, N.A.	17	(3)	—	—	14

Total	$203	$(161)		—	$42

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$158	$(158)	—	—	—
HSBC Bank USA, N.A.	3	(3)	—	—	—

Total	$161	$(161)	—	—	—

126   Payden Mutual Funds

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$340	$(275)	—	—	$65
BNP PARIBAS	19	—	—	—	19
HSBC Bank USA, N.A.	153	(13)	—	—	140
Royal Bank of Canada	15	—	—	—	15
State Street Bank & Trust Co.	49	—	—	—	49

Total	$576	$(288)	—	—	$288

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$275	$(275)	—	—	—
HSBC Bank USA, N.A.	13	(13)	—	—	—

Total	$288	$(288)	—	—	—

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$350	$(350)	—	—	—
BNP PARIBAS	342	(342)	—	—	—
HSBC Bank USA, N.A.	22	(22)	—	—	—

Total	$714	$(714)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$378	$(350)	—	—	$28
BNP PARIBAS	514	(342)	—	—	172
HSBC Bank USA, N.A.	30	(22)	—	$(8)	—

Total	$922	$(714)	—	$(8)	$200

Semi-Annual Report    127

Notes to Financial Statements continued

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$253	$(253)	—	—	—
BNP PARIBAS	195	(195)	—	—	—

Total	$448	$(448)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$395	$(253)	—	$(142)	—
BNP PARIBAS	397	(195)	—	—	$202
HSBC Bank USA, N.A.	9	—	—	(9)	—

Total	$801	$(448)	—	$(151)	$202

Emerging Markets Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$3	$(3)	—	—	—
BNP PARIBAS	11	(11)	—	—	—

Total	$14	$(14)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[2]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$9	$(3)	—	—	$6
BNP PARIBAS	12	(11)	—	—	1
HSBC Bank USA, N.A.	8	—	—	—	8

Total	$29	$(14)	—	—	$15

Equity Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank USA, N.A.	$144	—	—	—	$144
Royal Bank of Canada	160	—	$(160)	—	—

Total	$304	—	$(160)	—	$144

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
3	Net amount represents the net amount payable from the counterparty in the event of default.

128   Payden Mutual Funds

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise

Semi-Annual Report    129

Notes to Financial Statements continued

taxes. As of and during the period ended April 30, 2019, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2019, the Funds did not have any liabilities for any unrecognized tax positions.

The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2018	Purchases	Sales	Dividends	Value April 30, 2019	Realized Loss	Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$1,698,453	$298,099,182	$286,830,601	$99,075	$12,967,034	—	—
Low Duration	6,944,879	237,325,686	224,801,330	75,504	19,469,235	—	—
U.S. Government	699,686	12,127,780	11,618,000	15,243	1,209,466	—	—
GNMA	1,703,086	32,912,130	32,562,627	21,772	2,052,589	—	—
Core Bond	12,593,805	198,695,777	206,218,320	64,375	5,071,262	—	—
Corporate Bond	6,342,319	178,522,916	166,817,825	81,852	18,047,410	—	—
Strategic Income	1,289,963	58,997,430	57,327,499	20,783	2,959,894	—	—
Absolute Return Bond	5,340,123	226,074,140	228,341,185	77,884	3,073,078	—	—
Floating Rate	3,452,214	51,921,750	47,331,459	62,685	8,042,505	—	—
High Income	29,111,388	144,743,609	108,042,090	165,730	65,812,907	—	—
Global Low Duration	1,600,687	15,180,751	16,428,386	10,791	353,052	—	—
Global Fixed Income	1,195,347	23,928,273	23,689,233	16,158	1,434,387	—	—
Emerging Markets Bond	41,610,634	264,400,223	288,686,488	156,461	17,324,369	—	—
Emerging Markets Local Bond	3,828,106	65,577,907	66,072,347	38,714	3,333,666	—	—
Emerging Markets Corporate Bond	1,800,024	16,966,884	15,552,033	15,968	3,214,875	—	—
Equity Income	14,138,505	147,752,918	156,925,713	148,026	4,965,710	—	—

Investments in Floating Rate Fund — SI Class
Global Fixed Income	$5,018,555	—	$2,100,000	$69,009	$2,925,242	$(5,967)	$12,655

130   Payden Mutual Funds

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2019.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2017	FY 2018	FY 2019

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$525,215	$459,206	$150,802
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	1,754,647	2,413,311	1,145,520
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	1,015,315	1,233,072	838,358
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	149,965	156,901	46,379
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	478,155	359,812	117,875
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	14,626	172,909	204,279
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	80,978	143,962	—
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.55%	216,150	356,122	178,993
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.55%	190,888	233,184	259,309
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	283,851	267,525	122,385
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	88,888	86,089	48,868
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	147,245	144,641	61,154
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	155,282	95,623	46,638
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	351,530	395,095	178,192
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	—

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	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2017	FY 2018	FY 2019

Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	$184,804	$193,589	$92,133
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	222,256	571,830	330,286

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2019 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

132   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Mortgage Backed	—	—	$5,152	—	—	—	$5,152
Repurchase Agreement	—	—	117,000	—	—	—	117,000
U.S. Government	—	—	13,112	—	—	—	13,112
U.S. Treasury	—	—	119,521	—	—	—	119,521
Investment Company	$19,093	—	—	—	—	—	19,093

Limited Maturity
Asset Backed	—	—	149,547	—	—	—	149,547
Bank Loans	—	—	491	—	—	—	491
Commercial Paper	—	—	72,196	—	—	—	72,196
Corporate Bond	—	—	346,532	—	—	—	346,532
Foreign Government	—	—	9,745	—	—	—	9,745
Morgage Backed	—	—	81,644	—	—	—	81,644
Municipal	—	—	1,391	—	—	—	1,391
U.S. Government	—	—	150,268	—	—	—	150,268
Investment Company	12,967	—	—	—	—	—	12,967

Low Duration
Asset Backed	—	—	264,413	—	—	—	264,413
Corporate Bond	—	—	489,902	—	—	—	489,902
Foreign Government	—	—	16,852	—	—	—	16,852
Morgage Backed	—	—	86,837	—	—	—	86,837
U.S. Government	—	—	538,911	—	—	—	538,911
Investment Company	19,469	—	—	—	—	—	19,469

U.S. Government
Mortgage Backed	—	—	36,262	—	—	—	36,262
U.S. Government	—	—	4,185	—	—	—	4,185
Investment Company	1,209	—	—	—	—	—	1,209

GNMA
Mortgage Backed	—	—	188,707	—	—	—	188,707
Investment Company	2,053	—	—	—	—	—	2,053

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Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond
Asset Backed	—	—	$60,738	—	—	—	$60,738
Bank Loans	—	—	32,251	—	—	—	32,251
Corporate Bond	—	—	338,377	—	—	—	338,377
Foreign Government	—	—	48,498	—	—	—	48,498
Morgage Backed	—	—	331,779	—	—	—	331,779
Municipal	—	—	11,440	—	—	—	11,440
Swaptions Purchased	—	—	3,971	—	—	—	3,971
U.S. Government	—	—	235,096	—	—	—	235,096
Investment Company	$5,071	—	—	—	—	—	5,071

Corporate Bond
Corporate Bond	—	—	387,770	—	—	—	387,770
Foreign Government	—	—	1,181	—	—	—	1,181
Municipal Bond	—	—	6,741	—	—	—	6,741
U.S. Treasury	—	—	1,496	—	—	—	1,496
Investment Company	18,047	—	—	—	—	—	18,047

Strategic Income
Asset Backed	—	—	10,219	—	—	—	10,219
Bank Loans	—	—	9,628	—	—	—	9,628
Corporate Bond	—	—	76,699	—	—	—	76,699
Foreign Government	—	—	14,679	—	—	—	14,679
Mortgage Backed	—	—	23,908	—	—	—	23,908
Municipal	—	—	4,594	—	—	—	4,594
Swaptions Purchased	—	—	837	—	—	—	837
U.S. Government	—	—	21,133	—	—	—	21,133
Master Limited Partnership	720	—	—	—	—	—	720
Preferred Stock	388	—	—	—	—	—	388
Real Estate Investment Trust	982	—	—	—	—	—	982
Investment Company	2,960	—	—	—	—	—	2,960

134   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Absolute Return Bond
Asset Backed	—	—	$97,863	—	—	—	$97,863
Bank Loans	—	—	14,186	—	—	—	14,186
Commercial Paper	—	—	24,889	—	—	—	24,889
Corporate Bond	—	—	119,601	—	—	—	119,601
Foreign Government	—	—	42,505	—	—	—	42,505
Mortgage Backed	—	—	139,001	—	—	—	139,001
Options Purchased	$91	—	—	—	—	—	91
Swaptions Purchased	—	—	670	—	—	—	670
U.S. Government	—	—	80,658	—	—	—	80,658
Investment Company	3,073	—	—	—	—	—	3,073

Floating Rate
Asset Backed	—	—	2,158	—	—	—	2,158
Bank Loans	—	—	84,353	—	—	—	84,353
Corporate Bond	—	—	18,970	—	—	—	18,970
Mortgage Backed	—	—	5,051	—	—	—	5,051
Investment Company	8,043	—	—	—	—	—	8,043
Unfunded floating rate loan interests[1]	—	—	—	$ (2)	—	—	(2)
High Income
Asset Backed	—	—	981	—	—	—	981
Bank Loans	—	—	27,244	—	—	—	27,244
Corporate Bond	—	—	380,626	—	—	—	380,626
Exchange Traded Fund	2,848	—	—	—	—	—	2,848
Mortgage Backed	—	—	11,838	—	—	—	11,838
Preferred Stock	2,085	—	—	—	—	—	2,085
Investment Company	65,813	—	—	—	—	—	65,813
Unfunded floating rate loan interests[1]	—	—	—	(4)	—	—	(4)

California Municipal Income
Municipal	—	—	58,155	—	—	—	58,155

Global Low Duration
Asset Backed	—	—	10,908	—	—	—	10,908
Corporate Bond	—	—	53,920	—	—	—	53,920
Foreign Government	—	—	4,240	—	—	—	4,240
Mortgage Backed	—	—	8,315	—	—	—	8,315
Preferred Stock	516	—	—	—	—	—	516
Swaptions Purchased	—	—	417	—	—	—	417
U.S. Government	—	—	14,735	—	—	—	14,735

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Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Investment Company	$353	—	—	—	—	—	$353

Global Fixed Income
Asset Backed	—	—	$9,057	—	—	—	9,057
Bank Loans	—	—	274	—	—	—	274
Corporate Bond	—	—	46,393	—	—	—	46,393
Foreign Government	—	—	51,655	—	—	—	51,655
Mortgage Backed	—	—	16,770	—	—	—	16,770
Swaptions Purchased	—	—	224	—	—	—	224
U.S. Government	—	—	5,205	—	—	—	5,205
Investment Company	1,434	—	—	—	—	—	1,434
Investments Valued at NAV[2]	2,926	—	—	—	—	—	2,926

Emerging Markets Bond
Corporate Bond	—	—	319,773	—	—	—	319,773
Foreign Government	—	—	668,256	—	—	—	668,256
Investment Company	17,324	—	—	—	—	—	17,324

Emerging Markets Local Bond
Corporate Bond	—	—	34,576	—	—	—	34,576
Foreign Government	—	—	176,388	—	—	—	176,388
Investment Company	3,334	—	—	—	—	—	3,334

Emerging Markets Corporate Bond
Bank Loans	—	—	1,493	—	—	—	1,493
Corporate Bond	—	—	37,327	—	—	—	37,327
Foreign Government	—	—	2,072	—	—	—	2,072
Mortgage Backed	—	—	1,097	—	—	—	1,097
Investment Company	3,215	—	—	—	—	—	3,215

Equity Income
Common Stock	1,091,529	—	—	—	—	—	1,091,529
Corporate Bond	—	—	39,709	—	—	—	39,709
Master Limited Partnership	75,346	—	—	—	—	—	75,346
Preferred Stock	16,767	—	—	—	—	—	16,767
Real Estate Investment Trust	91,672	—	—	—	—	—	91,672
Investment Company	4,966	—	—	—	—	—	4,966

1	Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.
2	As of April 30, 2019, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

136   Payden Mutual Funds

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$ 88	—	—	—	$ 88

Low Duration
Forward currency contracts	—	—	7	—	—	—	7
Futures	$532	$(274)	—	—	—	—	258

Core Bond
Forward currency contracts	—	—	712	$ (320)	—	—	392
Futures	501	(851)	—	—	—	—	(350)
Swaptions Written	—	—	—	(3,733)	—	—	(3,733)

Corporate Bond
Futures	364	(301)	—	—	—	—	63
Swaps	—	—	33	—	—	—	33

Strategic Income
Forward currency contracts	—	—	129	(68)	—	—	61
Futures	166	(105)	—	—	—	—	61
Swaptions Written	—	—	—	(784)	—	—	(784)

Absolute Return
Forward currency contracts	—	—	332	(161)	—	—	171
Futures	126	(44)	—	—	—	—	82
Swaps	—	—	170	(165)	—	—	5
Swaptions Written	—	—	—	(621)	—	—	(621)

High Income
Forward currency contracts	—	—	78	—	—	—	78
Swaps	—	—	490	(246)	—	—	244

Global Low Duration
Forward currency contracts	—	—	42	(20)	—	—	22
Futures	80	(19)	—	—	—	—	61
Swaptions Written	—	—	—	(392)	—	—	(392)

Global Fixed Income
Forward currency contracts	—	—	440	(91)	—	—	349
Futures	134	(219)	—	—	—	—	(85)
Swaptions Written	—	—	—	(197)	—	—	(197)

Semi-Annual Report    137

Notes to Financial Statements continued

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Emerging Markets Bond
Forward currency contracts	—	—	$714	$(922)	—	—	$(208)
Swaps	—	—	—	(164)	—	—	(164)

Emerging Markets Local Bond
Forward currency contracts	—	—	448	(801)	—	—	(353)
Swaps	—	—	—	(36)	—	—	(36)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	14	(29)	—	—	(15)
Swaps	—	—	—	(7)	—	—	(7)

Equity Income
Forward currency contracts	—	—	399	—	—	—	399

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2018, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Unlimited*	Total
Low Duration	$9,313	$9,313
U.S. Government	7,366	7,366
GNMA	33,261	33,261
Core Bond	14,930	14,930
Corporate Bond	2,380	2,380
Strategic Income Fund	3,221	3,221
Absolute Return Bond	1,958	1,958
Floating Rate	2,505	2,505
High Income	22,293	22,293
Global Low Duration	325	325
Global Fixed Income	587	587
Emerging Markets Bond	15,440	15,440
Emerging Markets Local Bond	20,210	20,210
Emerging Markets Corporate Bond	358	358
* Post-enactment carryforward losses.

138   Payden Mutual Funds

At April 30, 2019, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$ 273,878	—	—	—
Limited Maturity	824,311	$ 1,557	$ (999)	$ 558
Low Duration	1,412,835	6,603	(2,789)	3,814
U.S. Government	42,163	157	(664)	(507)
GNMA	191,303	1,541	(2,084)	(543)
Core Bond	1,051,051	20,870	(8,395)	12,475
Corporate Bond	404,719	12,537	(1,731)	10,806
Strategic Income	163,809	3,961	(1,685)	2,276
Absolute Return	521,176	4,702	(1,785)	2,917
Floating Rate	117,508	1,369	(304)	1,065
High Income	484,126	12,449	(4,823)	7,626
California Municipal Income	56,525	1,669	(39)	1,630
Global Low Duration	92,967	820	(692)	128
Global Fixed Income	132,528	3,279	(1,808)	1,471
Emerging Markets Bond	1,019,229	29,667	(44,173)	(14,506)
Emerging Markets Local Bond	234,678	820	(21,766)	(20,946)
Emerging Markets Corporate Bond	45,000	974	(795)	179
Equity Income	1,091,217	236,421	(7,252)	229,169

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Semi-Annual Report    139

Financial Highlights

For the share outstanding for the periods ended April 30, 2019 (Unaudited) and October 31st

	Payden Cash Reserves Money Market Fund
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.01		0.01	0.01	0.00 (1)	0.00 (1)
Net realized and unrealized gains (losses)	0.00		0.00	0.00	0.00 (1)	0.00 (1)

Total from investment activities	0.01		0.01	0.01	0.00	0.00

Distributions to shareholders:
From net investment income	(0.01)		(0.01)	(0.01)	0.00 (1)	0.00 (1)
From net realized gains	(0.00	)(1)	—	—	—	—

Total distributions to shareholders	(0.01)		(0.01)	(0.01)	0.00	0.00

Net asset value — end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	1.07	%(2)	1.43%	0.53%	0.09%	0.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$273,607		$329,996	$447,563	$551,064	$392,391
Ratio of gross expense to average net assets	0.37	%(3)	0.38%	0.38%	0.37%	0.39%
Ratio of net expense to average net assets	0.25	%(3)	0.25%	0.25%	0.24%	0.09%
Ratio of investment income less gross expenses to average net assets	2.02	%(3)	1.26%	0.40%	(0.04)%	(0.29)%
Ratio of net investment income to average net assets	2.13	%(3)	1.39%	0.52%	0.10%	0.01%
Portfolio turnover rate	n/a		n/a	n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.46		$9.48	$9.46	$9.42	$9.47

Income (loss) from investment activities:
Net investment income	0.13		0.20	0.12	0.08	0.06
Net realized and unrealized gains (losses)	0.01		(0.02)	0.02	0.04	(0.04)

Total from investment activities	0.14		0.18	0.14	0.12	0.02

Distributions to shareholders:
From net investment income	(0.13)		(0.20)	(0.08)	(0.07)	(0.04)
From net realized gains	(0.00	)(1)	—	—	—	—
Return of capital	—		—	(0.04)	(0.01)	(0.03)

Total distributions to shareholders	(0.13)		(0.20)	(0.12)	(0.08)	(0.07)

Net asset value — end of period	$9.47		$9.46	$9.48	$9.46	$9.42

Total return	1.46	%(2)	1.92%	1.52%	1.31%	0.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$829,119		$784,821	$707,930	$463,149	$422,996
Ratio of gross expense to average net assets	0.54	%(3)	0.55%	0.56%	0.57%	0.57%
Ratio of net expense to average net assets	0.25	%(3)	0.25%	0.25%	0.26%	0.31%
Ratio of investment income less gross expenses to average net assets	2.34	%(3)	1.82%	1.06%	0.57%	0.31%
Ratio of net investment income to average net assets	2.63	%(3)	2.12%	1.37%	0.88%	0.57%
Portfolio turnover rate	27	%(2)	72%	51%	39%	39%

The Fund commenced operations on April 29, 1994.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

140   Payden Mutual Funds

	Payden Low Duration Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$9.91		$10.09		$10.10	$10.05	$10.15

Income (loss) from investment activities:
Net investment income	0.13		0.22		0.16	0.12	0.11
Net realized and unrealized gains (losses)	0.10		(0.18)		(0.02)	0.05	(0.06)

Total from investment activities	0.23		0.04		0.14	0.17	0.05

Distributions to shareholders:
From net investment income	(0.13)		(0.22)		(0.12)	(0.11)	(0.11)
From net realized gains	—		—		—	—	(0.04)
Return of capital	—		(0.00	)(1)	(0.03)	(0.01)	(0.00	)(1)

Total distributions to shareholders	(0.13)		(0.22)		(0.15)	(0.12)	(0.15)

Net asset value — end of period	$10.01		$9.91		$10.09	$10.10	$10.05

Total return	2.29	%(2)	0.39%		1.37%	1.74%	0.50%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,412,185		$1,212,308		$1,061,436	$800,892	$820,662
Ratio of gross expense to average net assets	0.56	%(3)	0.54%		0.54%	0.57%	0.57%
Ratio of net expense to average net assets	0.43	%(3)	0.43%		0.44%	0.45%	0.47%
Ratio of investment income less gross expenses to average net assets	2.41	%(3)	2.06%		1.44%	1.13%	1.02%
Ratio of net investment income to average net assets	2.54	%(3)	2.17%		1.55%	1.24%	1.12%
Portfolio turnover rate	85	%(2)	85%		118%	41%	31%
The Fund commenced operations on December 31, 1993.
(1) Amount is less than $0.005. (2) Not annualized. (3) Annualized.

	Payden U.S. Government Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$10.11		$10.42		$10.61	$10.63	$10.68

Income (loss) from investment activities:
Net investment income (1)	0.12		0.15		0.11	0.10	0.09
Net realized and unrealized gains (losses)	0.15		(0.24)		(0.13)	0.05	0.02

Total from investment activities	0.27		(0.09)		(0.02)	0.15	0.11

Distributions to shareholders:
From net investment income	(0.15)		(0.22)		(0.17)	(0.17)	(0.16)

Net asset value — end of period	$10.23		$10.11		$10.42	$10.61	$10.63

Total return	2.64	%(2)	(0.86)%		(0.16)%	1.46%	1.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$38,070		$37,678		$135,454	$137,581	$133,420
Ratio of gross expense to average net assets	0.68	%(3)	0.62%		0.56%	0.58%	0.59%
Ratio of net expense to average net assets	0.43	%(3)	0.41%		0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	0.43	%(3)	1.28%		0.89%	0.81%	0.69%
Ratio of net investment income to average net assets	2.34	%(3)	1.49%		1.00%	0.94%	0.82%
Portfolio turnover rate	22	%(2)	28%		27%	35%	32%

The Fund commenced operations on January 3, 1995.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

Semi-Annual Report    141

Financial Highlights continued

	Payden GNMA Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$8.97		$9.49		$9.80	$9.79	$9.95

Income (loss) from investment activities:
Net investment income	0.08		0.16		0.14	0.15	0.14
Net realized and unrealized gains (losses)	0.33		(0.38)		(0.15)	0.17	0.06

Total from investment activities	0.41		(0.22)		(0.01)	0.32	0.20

Distributions to shareholders:
From net investment income	(0.16)		(0.30)		(0.30)	(0.31)	(0.36)

Net asset value — end of period	$9.22		$8.97		$9.49	$9.80	$9.79

Total return	4.59	%(1)	(2.34)%		(0.12)%	3.26%	2.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,938		$159,393		$235,225	$272,657	$255,273
Ratio of gross expense to average net assets	0.66	%(2)	0.68%		0.69%	0.69%	0.67%
Ratio of net expense to average net assets	0.50	%(2)	0.50%		0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.59	%(2)	1.74%		1.27%	1.16%	1.36%
Ratio of net investment income to average net assets	2.75	%(2)	1.93%		1.46%	1.35%	1.53%
Portfolio turnover rate	7	%(1)	20%		17%	12%	15%
The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund - Adviser Class
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$10.17		$10.70		$10.83	$10.62	$10.80

Income (loss) from investment activities:
Net investment income	0.15	(3)	0.28	(3)	0.27 (3)	0.25 (3)	0.23 (3)
Net realized and unrealized gains (losses)	0.32		(0.50)		0.00 (4)	0.25	(0.07)

Total from investment activities	0.47		(0.22)		0.27	0.50	0.16

Distributions to shareholders:
From net investment income	(0.16)		(0.31)		(0.32)	(0.28)	(0.26)
From net realized gains	—		—		(0.08)	(0.01)	(0.08)
Return of capital	—		(0.00	)(4)	—	—	—

Total distributions to shareholders	(0.16)		(0.31)		(0.40)	(0.29)	(0.34)

Net asset value — end of period	$10.48		$10.17		$10.70	$10.83	$10.62

Total return	4.70	%(1)	(2.12)%		2.60%	4.83%	1.49%

Ratios/supplemental data:
Net assets, end of period (000s)	$26,978		$29,799		$25,993	$25,801	$24,314
Ratio of gross expense to average net assets	0.79	%(2)	0.78%		0.78%	0.79%	0.79%
Ratio of net expense to average net assets	0.78	%(2)	0.78%		0.78%	0.79%	0.79%
Ratio of investment income less gross expenses to average net assets	3.00	%(2)	2.71%		2.55%	2.32%	2.05%
Ratio of net investment income to average net assets	3.01	%(2)	2.71%		2.55%	2.32%	2.05%
Portfolio turnover rate	53	%(1)	67%		87%	57%	31%

The Class commenced operations on November 2, 2009.

(1)	Not annualized.
(2)	Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.005.

142   Payden Mutual Funds

	Payden Core Bond Fund - Investor Class
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$10.20		$10.73		$10.85	$10.64	$10.82

Income (loss) from investment activities:
Net investment income	0.17	(1)	0.31	(1)	0.30 (1)	0.28 (1)	0.25 (1)
Net realized and unrealized gains (losses)	0.32		(0.51)		0.00 (2)	0.25	(0.07)

Total from investment activities	0.49		(0.20)		0.30	0.53	0.18

Distributions to shareholders:
From net investment income	(0.18)		(0.33)		(0.34)	(0.31)	(0.28)
From net realized gains	—		—		(0.08)	(0.01)	(0.08)
Return of capital	—		(0.00	)(2)	—	—	—

Total distributions to shareholders	(0.18)		(0.33)		(0.42)	(0.32)	(0.36)

Net asset value — end of period	$10.51		$10.20		$10.73	$10.85	$10.64

Total return	4.81	%(3)	(1.88)%		2.94%	5.07%	1.73%

Ratios/supplemental data:
Net assets, end of period (000s)	$652,682		$604,289		$719,847	$735,916	$660,835
Ratio of gross expense to average net assets	0.54	%(4)	0.53%		0.53%	0.54%	0.54%
Ratio of net expense to average net assets	0.53	%(4)	0.53%		0.53%	0.54%	0.54%
Ratio of investment income less gross expenses to average net assets	3.25	%(4)	2.95%		2.80%	2.57%	2.30%
Ratio of net investment income to average net assets	3.26	%(4)	2.95%		2.80%	2.57%	2.30%
Portfolio turnover rate	53	%(3)	67%		87%	57%	31%
The Fund commenced operations on December 31, 1993.

	Payden Core Bond Fund — SI Class
	2019		2018
Net asset value — beginning of period	$10.19		$10.66

Income (loss) from investment activities:
Net investment income	0.17	(1)	0.25	(1)
Net realized and unrealized gains (losses)	0.32		(0.43)

Total from investment activities	0.49		(0.18)

Distributions to shareholders:
From net investment income	(0.18)		(0.29)
Return of capital	—		(0.00	)(2)

Total distributions to shareholders	(0.18)		(0.29)

Net asset value — end of period	$10.50		$10.19

Total return	4.87	%(3)	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$312,798		$296,239
Ratio of gross expense to average net assets	0.54	%(4)	0.53	%(4)
Ratio of net expense to average net assets	0.42	%(4)	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	3.25	%(4)	3.03	%(4)
Ratio of net investment income to average net assets	3.37	%(4)	3.14	%(4)
Portfolio turnover rate	53	%(3)	67%
The Class commenced operations on January 22, 2018.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005.

(3)  Not annualized.

(4)  Annualized.

Semi-Annual Report    143

Financial Highlights continued

	Payden Corporate Bond Fund
	2019		2018		2017		2016	2015
Net asset value — beginning of period	$10.63		$11.38		$11.37		$10.97	$11.37

Income (loss) from investment activities:
Net investment income	0.19		0.39		0.38		0.34	0.35
Net realized and unrealized gains (losses)	0.50		(0.68)		0.25		0.53	(0.11)

Total from investment activities	0.69		(0.29)		0.63		0.87	0.24

Distributions to shareholders:
From net investment income	(0.19)		(0.39)		(0.38)		(0.34)	(0.34)
From net realized gains	—		(0.07)		(0.24)		(0.13)	(0.30)

Total distributions to shareholders	(0.19)		(0.46)		(0.62)		(0.47)	(0.64)

Net asset value — end of period	$11.13		$10.63		$11.38		$11.37	$10.97

Total return	6.59	%(1)	(2.61)%		5.83%		8.18%	2.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$411,080		$298,708		$207,305		$140,468	$71,542
Ratio of gross expense to average net assets	0.65	%(2)	0.72%		0.70%		0.74%	0.78%
Ratio of net expense to average net assets	0.65	%(2)	0.65%		0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.67	%(2)	3.52%		3.32%		3.04%	3.08%
Ratio of net investment income to average net assets	3.66	%(2)	3.59%		3.37%		3.13%	3.21%
Portfolio turnover rate	32	%(1)	85%		93%		145%	112%
The Fund commenced operations on March 12, 2009.

	Payden Strategic Income Fund — Investor Class
	2019		2018		2017		2016	2015
Net asset value — beginning of period	$9.77		$10.11		$10.12		$9.96	$10.00

Income (loss) from investment activities:
Net investment income	0.16		0.31		0.28		0.22	0.22
Net realized and unrealized gains (losses)	0.25		(0.34)		0.02		0.16	(0.01)

Total from investment activities	0.41		(0.03)		0.30		0.38	0.21

Distributions to shareholders:
From net investment income	(0.17)		(0.31)		(0.30)		(0.22)	(0.22)
From net realized gains	—		—		(0.01)		—	(0.02)
Return of capital	—		(0.00	)(3)	(0.00	)(3)	—	(0.01)

Total distributions to shareholders	(0.17)		(0.31)		(0.31)		(0.22)	(0.25)

Net asset value — end of period	$10.01		$9.77		$10.11		$10.12	$9.96

Total return	4.26	%(1)	(0.33)%		3.09%		3.90%	2.08%

Ratios/supplemental data:
Net assets, end of period (000s)	$114,603		$146,823		$135,024		$150,106	$108,789
Ratio of gross expense to average net assets	0.85	%(2)	0.85%		0.86%		0.88%	0.90%
Ratio of net expense to average net assets	0.70	%(2)	0.72%		0.77%		0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	3.21	%(2)	2.90%		2.60%		2.14%	2.06%
Ratio of net investment income to average net assets	3.35	%(2)	3.04%		2.70%		2.22%	2.17%
Portfolio turnover rate	40	%(1)	66%		78%		52%	30%
The Fund commenced operations on May 8, 2014.

(1)  Not annualized.

(2)  Annualized.

(3)  Amount is less than $0.005.

144   Payden Mutual Funds

	Payden Strategic Income Fund — SI Class
	2019		2018		2017		2016	2015
Net asset value — beginning of period	$9.77		$10.11		$10.12		$9.96	$9.99

Income (loss) from investment activities:
Net investment income	0.18		0.32		0.27		0.25	0.23
Net realized and unrealized gains (losses)	0.24		(0.34)		0.04		0.15	0.00	(1)

Total from investment activities	0.42		(0.02)		0.31		0.40	0.23

Distributions to shareholders:
From net investment income	(0.18)		(0.32)		(0.31)		(0.24)	(0.23)
From net realized gains	—		—		(0.01)		—	(0.02)
Return of capital	—		(0.00	)(1)	(0.00	)(1)	—	(0.01)

Total distributions to shareholders	(0.18)		(0.32)		(0.32)		(0.24)	(0.26)

Net asset value — end of period	$10.01		$9.77		$10.11		$10.12	$9.96

Total return	4.34	%(2)	(0.20)%		3.21%		4.03%	2.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$47,477		$58,071		$90,619		$30,764	$37,766
Ratio of gross expense to average net assets	0.85	%(3)	0.85%		0.85%		0.89%	0.90%
Ratio of net expense to average net assets	0.55	%(3)	0.59%		0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.21	%(3)	2.86%		2.59%		2.15%	2.06%
Ratio of net investment income to average net assets	3.51	%(3)	3.11%		2.79%		2.39%	2.31%
Portfolio turnover rate	40	%(2)	66%		78%		52%	30%
The Fund commenced operations on May 8, 2014.

	Payden Absolute Return Bond Fund — Investor Class
	2019		2018		2017		2016	2015
Net asset value — beginning of period	$9.93		$10.09		$9.99		$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.16		0.28		0.25		0.27	0.17	(4)
Net realized and unrealized gains (losses)	0.09		(0.14)		0.09		0.05	(0.07)

Total from investment activities	0.25		0.14		0.34		0.32	0.10

Distributions to shareholders:
From net investment income	(0.20)		(0.30)		(0.24)		(0.25)	(0.18)

Net asset value — end of period	$9.98		$9.93		$10.09		$9.99	$9.92

Total return	2.54	%(2)	1.40%		3.42%		3.32%	0.97	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$112,025		$105,026		$86,883		$63,996	$42,121
Ratio of gross expense to average net assets	0.78	%(3)	0.84%		0.89%		0.97%	1.17	%(3)
Ratio of net expense to average net assets	0.70	%(3)	0.70%		0.70%		0.70%	0.70	%(3)
Ratio of investment income less gross expenses to average net assets	3.30	%(3)	2.63%		2.27%		2.45%	1.45	%(3)
Ratio of net investment income to average net assets	3.38	%(3)	2.77%		2.46%		2.73%	1.92	%(3)
Portfolio turnover rate	47	%(2)	145%		112%		47%	64	%(2)
The Fund commenced operations on November 6, 2014.

(1)  Amount is less than $0.005.

(2)  Not annualized.

(3)  Annualized.

(4)  Based on average shares outstanding.

Semi-Annual Report    145

Financial Highlights continued

	Payden Absolute Return Bond Fund — SI Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.93		$10.09	$10.00	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.19		0.26	0.25	0.33	0.19	(1)
Net realized and unrealized gains (losses)	0.08		(0.11)	0.09	0.01	(0.07)

Total from investment activities	0.27		0.15	0.34	0.34	0.12

Distributions to shareholders:
From net investment income	(0.21)		(0.31)	(0.25)	(0.27)	(0.19)

Net asset value — end of period	$9.99		$9.93	$10.09	$10.00	$9.93

Total return	2.77	%(2)	1.55%	3.47%	3.47%	1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$386,169		$34,229	$17,050	$13,055	$18,830
Ratio of gross expense to average net assets	0.77	%(3)	0.84%	0.90%	0.99%	1.17	%(3)
Ratio of net expense to average net assets	0.47	%(3)	0.55%	0.55%	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	3.23	%(3)	2.67%	2.27%	2.43%	1.32	%(3)
Ratio of net investment income to average net assets	3.53	%(3)	2.96%	2.61%	2.86%	1.94	%(3)
Portfolio turnover rate	47	%(2)	145%	112%	47%	64	%(2)
The Fund commenced operations on November 6, 2014.

	Payden Floating Rate Fund — Investor Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.93		$10.00	$9.99	$9.89	$9.97

Income from investment activities:
Net investment income	0.34		0.39	0.34	0.34	0.32
Net realized and unrealized gains (losses)	—		(0.08)	0.01	0.10	(0.06)

Total from investment activities	0.34		0.31	0.35	0.44	0.26

Distributions to shareholders:
From net investment income	(0.31)		(0.38)	(0.34)	(0.34)	(0.31)
From net realized gains	—		—	—	—	(0.03)

Total distributions to shareholders	(0.31)		(0.38)	(0.34)	(0.34)	(0.34)

Net asset value — end of period	$9.96		$9.93	$10.00	$9.99	$9.89

Total return	2.63	%(2)	3.15%	3.51%	4.59%	2.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$26,145		$51,467	$63,804	$64,649	$42,478
Ratio of gross expense to average net assets	0.87	%(3)	0.85%	0.83%	0.85%	0.84%
Ratio of net expense to average net assets	0.75	%(3)	0.75%	0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	4.17	%(3)	3.65%	3.25%	3.38%	3.00%
Ratio of net investment income to average net assets	4.29	%(3)	3.75%	3.34%	3.47%	3.09%
Portfolio turnover rate	15	%(2)	91%	107%	41%	39%
The Fund commenced operations on November 11, 2013.

(1)  Based on average shares outstanding.

(2)  Not annualized.

(3)  Annualized.

146   Payden Mutual Funds

	Payden Floating Rate Fund — SI Class
	2019		2018	2017		2016	2015
Net asset value — beginning of period	$9.94		$10.01	$10.00		$9.90	$9.98

Income from investment activities:
Net investment income	0.31		0.39	0.35		0.35	0.32
Net realized and unrealized gains (losses)	0.04		(0.07)	0.01		0.10	(0.05)

Total from investment activities	0.35		0.32	0.36		0.45	0.27

Distributions to shareholders:
From net investment income	(0.32)		(0.39)	(0.35)		(0.35)	(0.32)
From net realized gains	—		—	—		—	(0.03)

Total distributions to shareholders	(0.32)		(0.39)	(0.35)		(0.35)	(0.35)

Net asset value — end of period	$9.97		$9.94	$10.01		$10.00	$9.90

Total return	2.73	%(1)	3.25%	3.73%		4.58%	2.74%

Ratios/supplemental data:
Net assets, end of period (000s)	$89,086		$104,837	$128,586		$122,809	$124,006
Ratio of gross expense to average net assets	0.87	%(2)	0.85%	0.83%		0.85%	0.84%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	4.19	%(2)	3.66%	3.25%		3.38%	3.01%
Ratio of net investment income to average net assets	4.42	%(2)	3.86%	3.43%		3.58%	3.20%
Portfolio turnover rate	15	%(1)	91%	107%		41%	39%
The Fund commenced operations on November 11, 2013.

	Payden High Income Fund
	2019		2018	2017		2016	2015
Net asset value — beginning of period	$6.25		$6.59	$6.46		$6.40	$7.08

Income (loss) from investment activities:
Net investment income	0.17		0.35	0.34		0.33	0.36
Net realized and unrealized gains (losses)	0.22		(0.34)	0.14		0.06	(0.42)

Total from investment activities	0.39		0.01	0.48		0.39	(0.06)

Distributions to shareholders:
From net investment income	(0.17)		(0.35)	(0.35)		(0.33)	(0.36)
From net realized gains	—		—	(0.00	)(3)	—	(0.26)

Total distributions to shareholders	(0.17)		(0.35)	(0.35)		(0.33)	(0.62)

Net asset value — end of period	$6.47		$6.25	$6.59		$6.46	$6.40

Total return	6.45	%(1)	0.16%	7.60%		6.33%	(0.79)%

Ratios/supplemental data:
Net assets, end of period (000s)	$450,878		$449,939	$533,635		$587,215	$603,937
Ratio of gross expense to average net assets	0.63	%(2)	0.62%	0.65%		0.66%	0.67%
Ratio of net expense to average net assets	0.63	%(2)	0.62%	0.65%		0.66%	0.67%
Ratio of investment income less gross expenses to average net assets	5.53	%(2)	5.36%	5.14%		5.16%	5.29%
Ratio of net investment income to average net assets	5.53	%(2)	5.36%	5.14%		5.16%	5.29%
Portfolio turnover rate	32	%(1)	62%	67%		44%	32%
The Fund commenced operations on December 30, 1997.

(1)  Not annualized.

(2)  Annualized.

(3)  Amount is less than $0.005.

Semi-Annual Report    147

Financial Highlights continued

	Payden California Municipal Income Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$9.98		$10.28		$10.41	$10.39	$10.50

Income (loss) from investment activities:
Net investment income	0.15		0.22		0.19	0.19	0.23
Net realized and unrealized gains (losses)	0.36		(0.26)		0.03	0.14	(0.03)

Total from investment activities	0.51		(0.04)		0.22	0.33	0.20

Distributions to shareholders:
From net investment income	(0.15)		(0.22)		(0.19)	(0.19)	(0.23)
From net realized gains	(0.02)		(0.04)		(0.16)	(0.12)	(0.08)

Total distributions to shareholders	(0.17)		(0.26)		(0.35)	(0.31)	(0.31)

Net asset value — end of period	$10.32		$9.98		$10.28	$10.41	$10.39

Total return	4.89	%(1)	(0.39)%		2.28%	3.22%	1.87%

Ratios/supplemental data:
Net assets, end of period (000s)	$59,089		$57,140		$57,645	$55,808	$45,938
Ratio of gross expense to average net assets	0.70	%(2)	0.68%		0.70%	0.71%	0.70%
Ratio of net expense to average net assets	0.53	%(2)	0.53%		0.54%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.42	%(2)	2.05%		1.72%	1.62%	2.03%
Ratio of net investment income to average net assets	2.59	%(2)	2.20%		1.89%	1.78%	2.17%
Portfolio turnover rate	48	%(1)	161%		157%	57%	45%
The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$9.87		$10.06		$10.05	$10.01	$10.10

Income (loss) from investment activities:
Net investment income	0.14		0.23		0.17	0.11	0.12
Net realized and unrealized gains (losses)	0.10		(0.19)		0.00 (3)	0.05	(0.09)

Total from investment activities	0.24		0.04		0.17	0.16	0.03

Distributions to shareholders:
From net investment income	(0.14)		(0.23)		(0.08)	(0.09)	(0.02)
Return of capital	—		(0.00	)(3)	(0.08)	(0.03)	(0.10)

Total distributions to shareholders	(0.14)		(0.23)		(0.16)	(0.12)	(0.12)

Net asset value — end of period	$9.97		$9.87		$10.06	$10.05	$10.01

Total return	2.47	%(1)	0.42%		1.66%	1.61%	0.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$93,171		$93,737		$113,405	$135,217	$130,344
Ratio of gross expense to average net assets	0.66	%(2)	0.67%		0.66%	0.66%	0.69%
Ratio of net expense to average net assets	0.53	%(2)	0.53%		0.54%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.74	%(2)	2.13%		1.49%	1.02%	1.05%
Ratio of net investment income to average net assets	2.87	%(2)	2.28%		1.61%	1.14%	1.18%
Portfolio turnover rate	50	%(1)	55%		108%	41%	35%
The Fund commenced operations on September 18, 1996.

(1)  Not annualized.

(2)  Annualized.

(3)  Amount is less than $0.005.

148   Payden Mutual Funds

	Payden Global Fixed Income Fund
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$8.89		$9.11	$9.04	$8.87	$8.84

Income (loss) from investment activities:
Net investment income	0.09		0.16	0.14	0.13	0.15
Net realized and unrealized gains (losses)	0.33		(0.19)	0.08	0.27	0.05

Total from investment activities	0.42		(0.03)	0.22	0.40	0.20

Distributions to shareholders:
From net investment income	(0.38)		(0.19)	(0.15)	(0.11)	(0.17)
From net realized gains	—		—	—	(0.10)	—
Return of capital	—		—	—	(0.02)	—

Total distributions to shareholders	(0.38)		(0.19)	(0.15)	(0.23)	(0.17)

Net asset value — end of period	$8.93		$8.89	$9.11	$9.04	$8.87

Total return	4.94	%(1)	(0.39)%	2.48%	4.68%	2.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$126,987		$129,003	$124,647	$111,109	$80,293
Ratio of gross expense to average net assets	0.78	%(2)	0.76%	0.78%	0.80%	0.81%
Ratio of net expense to average net assets	0.70	%(2)	0.69%	0.65%	0.65%	0.66%
Ratio of investment income less gross expenses to average net assets	1.89	%(2)	1.70%	1.48%	1.39%	1.63%
Ratio of net investment income to average net assets	1.97	%(2)	1.78%	1.60%	1.55%	1.78%
Portfolio turnover rate	29	%(1)	49%	58%	76%	44%
The Fund commenced operations on September 1, 1992.

	Payden Emerging Markets Bond Fund - Adviser Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$12.69		$14.22	$13.96	$13.10	$14.14

Income (loss) from investment activities:
Net investment income	0.50		0.72	0.75	0.66	0.63
Net realized and unrealized gains (losses)	0.56		(1.53)	0.26	0.92	(1.04)

Total from investment activities	1.06		(0.81)	1.01	1.58	(0.41)

Distributions to shareholders:
From net investment income	(0.50)		(0.66)	(0.72)	(0.72)	(0.63)
Return of capital	—		(0.06)	(0.03)	—	—

Total distributions to shareholders	(0.50)		(0.72)	(0.75)	(0.72)	(0.63)

Net asset value — end of period	$13.25		$12.69	$14.22	$13.96	$13.10

Total return	7.48	%(1)	(5.86)%	7.50%	12.46%	(2.94)%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,800		$82,007	$131,677	$76,182	$29,481
Ratio of gross expense to average net assets	0.99	%(2)	1.00%	1.00%	1.00%	1.01%
Ratio of net expense to average net assets	0.99	%(2)	1.00%	1.00%	1.00%	1.01%
Ratio of investment income less gross expenses to average net assets	5.60	%(2)	5.31%	5.36%	5.08%	4.73%
Ratio of net investment income to average net assets	5.60	%(2)	5.31%	5.36%	5.08%	4.73%
Portfolio turnover rate	41	%(1)	63%	48%	46%	54%

The Class commenced operations on November 2, 2009.

(1)	Not annualized.
(2)	Annualized.

Semi-Annual Report    149

Financial Highlights continued

	Payden Emerging Markets Bond Fund - Investor Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$12.68		$14.21	$13.95	$13.08	$14.11

Income (loss) from investment activities:
Net investment income	0.51		0.77	0.77	0.73	0.67
Net realized and unrealized gains (losses)	0.57		(1.54)	0.27	0.89	(1.04)

Total from investment activities	1.08		(0.77)	1.04	1.62	(0.37)

Distributions to shareholders:
From net investment income	(0.52)		(0.70)	(0.75)	(0.75)	(0.66)
Return of capital	—		(0.06)	(0.03)	—	—

Total distributions to shareholders	(0.52)		(0.76)	(0.78)	(0.75)	(0.66)

Net asset value — end of period	$13.24		$12.68	$14.21	$13.95	$13.08

Total return	7.62	%(1)	(5.64)%	7.76%	12.75%	(2.65)%

Ratios/supplemental data:
Net assets, end of period (000s)	$418,666		$404,580	$538,525	$478,082	$416,408
Ratio of gross expense to average net assets	0.74	%(2)	0.75%	0.75%	0.75%	0.76%
Ratio of net expense to average net assets	0.74	%(2)	0.75%	0.75%	0.75%	0.76%
Ratio of investment income less gross expenses to average net assets	5.84	%(2)	5.56%	5.60%	5.45%	4.98%
Ratio of net investment income to average net assets	5.84	%(2)	5.56%	5.60%	5.45%	4.98%
Portfolio turnover rate	41	%(1)	63%	48%	46%	54%
The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund - SI Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$12.67		$14.19	$13.93	$13.07	$14.10

Income from investment activities:
Net investment income	0.56		0.77	0.78	0.74	0.68
Net realized and unrealized gains (losses)	0.51		(1.52)	0.27	0.88	(1.04)

Total from investment activities	1.07		(0.75)	1.05	1.62	(0.36)

Distributions to shareholders:
From net investment income	(0.52)		(0.71)	(0.75)	(0.76)	(0.67)
Return of capital	—		(0.06)	(0.04)	—	—

Total distributions to shareholders	(0.52)		(0.77)	(0.79)	(0.76)	(0.67)

Net asset value — end of period	$13.22		$12.67	$14.19	$13.93	$13.07

Total return	7.57	%(1)	(5.51)%	7.83%	12.76%	(2.58)%

Ratios/supplemental data:
Net assets, end of period (000s)	$530,522		$792,357	$693,577	$604,978	$518,220
Ratio of gross expense to average net assets	0.74	%(2)	0.75%	0.75%	0.75%	0.76%
Ratio of net expense to average net assets	0.69	%(2)	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.87	%(2)	5.61%	5.59%	5.46%	4.98%
Ratio of net investment income to average net assets	5.93	%(2)	5.67%	5.65%	5.52%	5.05%
Portfolio turnover rate	41	%(1)	63%	48%	46%	54%

The Class commenced operations on April 9, 2012.

(1)	Not annualized.
(2)	Annualized.

150   Payden Mutual Funds

	Payden Emerging Markets Local Bond Fund
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$5.97		$6.90	$6.95	$6.66	$8.48

Income from investment activities:
Net investment income	0.18		0.42	0.43	0.37	0.40
Net realized and unrealized gains (losses)	0.26		(0.93)	(0.05)	0.28	(1.83)

Total from investment activities	0.44		(0.51)	0.38	0.65	(1.43)

Distributions to shareholders:
From net investment income	(0.19)		(0.08)	(0.40)	—	—
Return of capital	—		(0.34)	(0.03)	(0.36)	(0.39)

Total distributions to shareholders	(0.19)		(0.42)	(0.43)	(0.36)	(0.39)

Proceeds from redemption fees
Net asset value — end of period	$6.22		$5.97	$6.90	$6.95	$6.66

Total return	7.35	%(1)	(7.98)%	5.63%	10.11%	(17.16)%

Ratios/supplemental data:
Net assets, end of period (000s)	$216,976		$203,978	$180,942	$156,240	$125,970
Ratio of gross expense to average net assets	0.90	%(2)	0.84%	1.08%	0.96%	0.98%
Ratio of net expense to average net assets	0.90	%(2)	0.92%	0.98%	0.98%	0.97%
Ratio of investment income less gross expenses to average net assets	5.99	%(2)	6.25%	6.14%	5.46%	5.26%
Ratio of net investment income to average net assets	5.99	%(2)	6.17%	6.25%	5.44%	5.28%
Portfolio turnover rate	34	%(1)	69%	61%	68%	106%
The Fund commenced operations on November 2, 2011.
	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.59		$10.33	$10.09	$9.62	$10.39

Income from investment activities:
Net investment income	0.24	(3)	0.49 (3)	0.46 (3)	0.41 (3)	0.43
Net realized and unrealized gains (losses)	0.22		(0.72)	0.24	0.47	(0.59)

Total from investment activities	0.46		(0.23)	0.70	0.88	(0.16)

Distributions to shareholders:
From net investment income	(0.24)		(0.46)	(0.46)	(0.41)	(0.43)
From net realized gains	—		(0.03)	—	—	(0.18)
Return of capital	—		(0.02)	—	—	—

Total distributions to shareholders	(0.24)		(0.51)	(0.46)	(0.41)	(0.61)

Net asset value — end of period	$9.81		$9.59	$10.33	$10.09	$9.62

Total return	4.89	%(1)	(2.26)%	7.12%	9.35%	(1.55)%

Ratios/supplemental data:
Net assets, end of period (000s)	$4,230		$4,208	$4,051	$3,655	$1,401
Ratio of gross expense to average net assets	1.28	%(2)	1.30%	1.33%	1.33%	1.33%
Ratio of net expense to average net assets	0.95	%(2)	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	4.65	%(2)	4.49%	4.14%	3.77%	4.00%
Ratio of net investment income to average net assets	4.98	%(2)	4.84%	4.52%	4.15%	4.39%
Portfolio turnover rate	42	%(1)	79%	63%	74%	93%

The Fund commenced operations on November 11, 2013.

(1)	Not annualized.
(2)	Annualized.
(3)	Based on average shares outstanding.

Semi-Annual Report    151

Financial Highlights continued

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.60		$10.34	$10.10	$9.63	$10.40

Income from investment activities:
Net investment income	0.24	(1)	0.49 (1)	0.47 (1)	0.42 (1)	0.45
Net realized and unrealized gains (losses)	0.24		(0.71)	0.24	0.47	(0.60)

Total from investment activities	0.48		(0.22)	0.71	0.89	(0.15)

Distributions to shareholders:
From net investment income	(0.25)		(0.47)	(0.47)	(0.42)	(0.44)
From net realized gains	—		(0.03)	—	—	(0.18)
Return of capital	—		(0.02)	—	—	—

Total distributions to shareholders	(0.25)		(0.52)	(0.47)	(0.42)	(0.62)

Net asset value — end of period	$9.83		$9.60	$10.34	$10.10	$9.63

Total return	5.04	%(2)	(2.16)%	7.22%	9.44%	(1.47)%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,421		$41,213	$36,576	$35,450	$34,600
Ratio of gross expense to average net assets	1.28	%(3)	1.31%	1.33%	1.35%	1.33%
Ratio of net expense to average net assets	0.85	%(3)	0.85%	0.85%	0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	4.65	%(3)	4.49%	4.13%	3.80%	4.01%
Ratio of net investment income to average net assets	5.08	%(3)	4.95%	4.61%	4.29%	4.49%
Portfolio turnover rate	42	%(2)	79%	63%	74%	93%
The Fund commenced operations on November 11, 2013.
(1) Based on average shares outstanding. (2) Not annualized. (3) Annualized.
	Payden Equity Income Fund - Adviser Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$16.19		$16.68	$14.69	$13.98	$14.40

Income from investment activities:
Net investment income	0.27		0.33	0.32	0.36	0.32
Net realized and unrealized gains	1.46		0.30	2.08	0.76	0.05

Total from investment activities	1.73		0.63	2.40	1.12	0.37

Distributions to shareholders:
From net investment income	(0.26)		(0.30)	(0.33)	(0.41)	(0.36)
From net realized gains	(0.11)		(0.82)	(0.08)	—	(0.43)

Total distributions to shareholders	(0.37)		(1.12)	(0.41)	(0.41)	(0.79)

Net asset value — end of period	$17.55		$16.19	$16.68	$14.69	$13.98

Total return	10.25	%(1)	3.69%	16.59%	8.06%	2.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$15,161		$13,580	$14,529	$8,313	$4,567
Ratio of gross expense to average net assets	0.99	%(2)	0.99%	1.05%	1.02%	1.05%
Ratio of net expense to average net assets	0.99	%(2)	0.99%	1.05%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	2.02	%(2)	1.95%	2.18%	2.70%	2.29%
Ratio of net investment income to average net assets	2.02	%(2)	1.95%	2.15%	2.67%	2.27%
Portfolio turnover rate	22	%(1)	42%	60%	25%	48%
The Class commenced operations on December 1, 2011.

152   Payden Mutual Funds

	Payden Equity Income Fund - Investor Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$16.20		$16.69	$14.69	$13.97	$14.39

Income from investment activities:
Net investment income	0.30		0.38	0.39	0.38	0.35
Net realized and unrealized gains	1.45		0.29	2.06	0.78	0.05

Total from investment activities	1.75		0.67	2.45	1.16	0.40

Distributions to shareholders:
From net investment income	(0.28)		(0.34)	(0.37)	(0.44)	(0.39)
From net realized gains	(0.11)		(0.82)	(0.08)	—	(0.43)

Total distributions to shareholders	(0.39)		(1.16)	(0.45)	(0.44)	(0.82)

Net asset value — end of period	$17.56		$16.20	$16.69	$14.69	$13.97

Total return	10.37	%(1)	3.92%	16.91%	8.37%	2.90%

Ratios/supplemental data:
Net assets, end of period (000s)	$534,934		$476,071	$564,547	$479,460	$281,163
Ratio of gross expense to average net assets	0.74	%(2)	0.74%	0.80%	0.77%	0.80%
Ratio of net expense to average net assets	0.74	%(2)	0.74%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.27	%(2)	2.20%	2.48%	2.91%	2.54%
Ratio of net investment income to average net assets	2.27	%(2)	2.20%	2.45%	2.88%	2.53%
Portfolio turnover rate	22	%(1)	42%	60%	25%	48%
The Fund commenced operations on November 1, 1996.
(1) Not annualized. (2) Annualized.
	Payden Equity Income Fund — SI Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$16.21		$16.70	$14.69	$13.97	$14.39

Income from investment activities:
Net investment income	0.30		0.39	0.42	0.42	0.38
Net realized and unrealized gains	1.45		0.29	2.06	0.75	0.04

Total from investment activities	1.75		0.68	2.48	1.17	0.42

Distributions to shareholders:
From net investment income	(0.28)		(0.35)	(0.39)	(0.45)	(0.41)
From net realized gains	(0.11)		(0.82)	(0.08)	—	(0.43)

Total distributions to shareholders	(0.39)		(1.17)	(0.47)	(0.45)	(0.84)

Net asset value — end of period	$17.57		$16.21	$16.70	$14.69	$13.97

Total return	10.40	%(1)	4.01%	17.13%	8.50%	3.04%

Ratios/supplemental data:
Net assets, end of period (000s)	$772,575		$703,181	$385,988	$314,900	$277,634
Ratio of gross expense to average net assets	0.74	%(2)	0.74%	0.80%	0.77%	0.79%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	2.27	%(2)	2.19%	2.48%	3.01%	2.51%
Ratio of net investment income to average net assets	2.36	%(2)	2.29%	2.59%	3.13%	2.66%
Portfolio turnover rate	22	%(1)	42%	60%	25%	48%

The Class commenced operations on August 1, 2014.

(1)	Not annualized.
(2)	Annualized.

Semi-Annual Report    153

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2019. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2018	Value April 30, 2019	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,010.70	1.07%	0.25%	$1.25
Limited Maturity	1,000.00	1,014.60	1.46%	0.25%	1.25
Low Duration	1,000.00	1,022.90	2.29%	0.43%	2.16
U.S. Government	1,000.00	1,026.40	2.64%	0.43%	2.16
GNMA	1,000.00	1,045.90	4.59%	0.50%	2.54
Core Bond Adviser Class	1,000.00	1,047.00	4.70%	0.78%	3.96
Core Bond Investor Class	1,000.00	1,048.10	4.81%	0.53%	2.69
Core Bond SI Class	1,000.00	1,048.70	4.87%	0.42%	2.13
Corporate Bond	1,000.00	1,065.90	6.59%	0.65%	3.33
Strategic Income Investor Class	1,000.00	1,042.60	4.26%	0.70%	3.55
Strategic Income SI Class	1,000.00	1,043.40	4.34%	0.55%	2.79
Absolute Return Bond Investor Class	1,000.00	1,025.40	2.54%	0.70%	3.52
Absolute Return Bond SI Class	1,000.00	1,027.70	2.77%	0.47%	2.36
Floating Rate Bond Investor Class	1,000.00	1,026.30	2.63%	0.75%	3.77
Floating Rate Bond SI Class	1,000.00	1,027.30	2.73%	0.65%	3.27
High Income	1,000.00	1,064.50	6.45%	0.63%	3.22
California Municipal Income	1,000.00	1,048.90	4.89%	0.53%	2.69
Global Low Duration	1,000.00	1,024.70	2.47%	0.53%	2.66
Global Fixed Income	1,000.00	1,049.40	4.94%	0.70%	3.56
Emerging Markets Bond Adviser Class	1,000.00	1,074.80	7.48%	0.99%	5.09
Emerging Markets Bond Investor Class	1,000.00	1,076.20	7.62%	0.74%	3.81
Emerging Markets Bond SI Class	1,000.00	1,075.70	7.57%	0.69%	3.55
Emerging Markets Local Bond	1,000.00	1,073.50	7.35%	0.90%	4.62
Emerging Markets Corporate Bond Investor Class	1,000.00	1,048.90	4.89%	0.95%	4.83
Emerging Markets Corporate Bond SI Class	1,000.00	1,050.40	5.04%	0.85%	4.32
Equity Income Adviser Class	1,000.00	1,102.50	10.25%	0.99%	5.16
Equity Income Investor Class	1,000.00	1,103.70	10.37%	0.74%	3.86
Equity Income SI Class	1,000.00	1,104.00	10.40%	0.65%	3.39

154   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2019 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2018	Value April 30, 2019	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.55	2.36%	0.25%	$1.25
Limited Maturity	1,000.00	1,023.55	2.36%	0.25%	1.25
Low Duration	1,000.00	1,022.66	2.27%	0.43%	2.16
U.S. Government	1,000.00	1,022.66	2.27%	0.43%	2.16
GNMA	1,000.00	1,022.32	2.23%	0.50%	2.51
Core Bond Adviser Class	1,000.00	1,020.93	2.09%	0.78%	3.91
Core Bond Investor Class	1,000.00	1,022.17	2.22%	0.53%	2.66
Core Bond SI Class	1,000.00	1,022.71	2.27%	0.42%	2.11
Corporate Bond	1,000.00	1,021.57	2.16%	0.65%	3.26
Strategic Income Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Strategic Income SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Absolute Return Bond Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Absolute Return Bond SI Class	1,000.00	1,022.46	2.25%	0.47%	2.36
Floating Rate Bond Investor Class	1,000.00	1,021.08	2.11%	0.75%	3.76
Floating Rate Bond SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26
High Income	1,000.00	1,021.67	2.17%	0.63%	3.16
California Municipal Income	1,000.00	1,022.17	2.22%	0.53%	2.66
Global Low Duration	1,000.00	1,022.17	2.22%	0.53%	2.66
Global Fixed Income	1,000.00	1,021.32	2.13%	0.70%	3.51
Emerging Markets Bond Adviser Class	1,000.00	1,019.89	1.99%	0.99%	4.96
Emerging Markets Bond Investor Class	1,000.00	1,021.12	2.11%	0.74%	3.71
Emerging Markets Bond SI Class	1,000.00	1,021.37	2.14%	0.69%	3.46
Emerging Markets Local Bond	1,000.00	1,020.33	2.03%	0.90%	4.51
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.58	2.06%	0.85%	4.26
Equity Income Adviser Class	1,000.00	1,019.89	1.99%	0.99%	4.96
Equity Income Investor Class	1,000.00	1,021.12	2.11%	0.74%	3.71
Equity Income SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26

Semi-Annual Report    155

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	72	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V.	75	Independent Trustee	1993	19	Vice Chair,
McKernan, Jr.					Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	78	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	70	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Rockwell Collins
Dennis C. Poulsen	77	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	80	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	88	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	58	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
James P. Sarni	59	Interested Trustee	2017	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

156   Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund — Investor Class (PYUSX) Payden GNMA Fund — Investor Class (PYGNX) Payden Core Bond Fund — SI Class (PYCSX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income Fund — SI Class (PYSIX) Payden Strategic Income Fund — Investor Class (PYSGX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Floating Rate Fund — SI Class (PYFIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden High Income Fund — Investor Class (PYHRX) » TAX EXEMPT BOND FUND Payden California Municipal Income Fund (PYCRX) » GLOBAL BOND FUNDS Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) » EQUITY FUND Payden Equity Income Fund — SI Class (PYVSX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — Adviser Class (PYVAX) 333 PAYDEN South MUTUAL Grand Avenue, FUNDS Los Angeles, California 90071 800 5-PAYDEN    800 572-9336    payden.com

Cash Balance Plan Fund SEMI-ANNUAL REPORT Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.payden. com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds. You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to APRIL 30, 2019 all Funds held through your financial intermediary or directly with Paydenfunds.

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Contents

1	Management Discussion & Analysis

3	Portfolio Highlights & Investments

12	Statement of Assets & Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Notes to Financial Statements

25	Financial Highlights

27	Fund Expenses

28	Trustees & Officers

Semi-Annual Report

Management Discussion & Analysis

For the six months ended April 30, 2019, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 2.98%, the Adviser Class (PKCBX) returned 2.85%, the Retirement Class (PKCRX) returned 2.70% and the Institutional Class (PKCIX) returned 3.10%. The Fund’s benchmark, the 30-year U.S. Treasury Bond Yield from December 31st, returned 1.47%. The end of 2018 saw an increase in market volatility, as investors reduced risk and looked to safe-haven assets. Uncertainty over the U.S./China relationship, concerns surrounding emerging markets, populism in Europe and Brexit all drove a negative tone across broad risk assets. However, the first four months of 2019 can be characterized as a resilient recovery across financial markets. Investors saw largely positive returns, causing sentiment to temporarily boost. The Fund outpaced the 30-year U.S. Treasury Yield return target for the period, due in large part to the increase to corporate credit exposure and equities in late-2018, which proved beneficial as high yield bond prices represented by the Bloomberg Barclays US Corporate High Yield Index rose 8.78% and the US equity prices represented by the S&P 500 Index rose 18.25% in 2019. The Fund invests in futures, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes. The use of derivatives added 0.03% to fund performance over the period.

1   Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

                   Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by primarily investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity and may also invest in equity securities.

Portfolio Composition - percent of investments
Mortgage Backed	35%
Asset Backed	21%
Corporate	19%
Foreign Government	8%
Bank Loans	6%
Other	11%

  Schedule of Investments - April 30, 2019 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (21%)
1,050,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 5.05%, 7/18/27 (a)(b)	$1,013
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR USD + 3.250%), 5.84%, 7/20/28 (a)(b)	371
1,050,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%), 0.85%, 4/15/30 EUR (a)(b)(c)	1,178
250,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 1.300%), 1.30%, 7/15/30 EUR (a)(b)(c)	276
350,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 2.650%), 2.65%, 7/15/30 EUR (a)(b)(c)	379
500,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 5.35%, 7/18/27 (a)(b)	484
850,000	BlueMountain Fuji US. Clo I Ltd., (3 mo. LIBOR USD + 1.700%), 4.29%, 7/20/29 (a)(d)	843
850,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 9/15/35 (a)(b)	851
700,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 9/15/35 (a)(b)	702
550,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 4.57%, 9/15/35 (a)(b)	553
500,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 5.22%, 9/15/35 (a)(b)	504
1,000,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	1,122
500,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 2.700%), 2.70%, 9/21/29 EUR (a)(b)(c)	556
1,000,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.19%, 10/20/28 (a)(b)	991
300,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 5.48%, 4/24/31 (a)(b)	289
500,000	Clarinda Park CLO DAC 144A, (EURIBOR 3-Month + 3.400%), 0.00%, 11/15/29 EUR (b)(c)	561
350,000	Colombia Cent CLO 27 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.18%, 10/25/28 (a)(b)	347
952,418	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%), 3.72%, 12/17/33 (a)(b)	953
653,394	CoreVest American Finance 2018-2 Trust 144A, 4.03%, 11/15/52 (b)	672

Principal or Shares	Security Description	Value (000)

1,517,604	Countrywide Asset-Backed Certificates, 4.68%, 10/25/46 (e)	$1,489
982,500	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	974
897,750	Driven Brands Funding LLC 144A, 4.64%, 4/20/49 (b)	910
1,100,000	Dryden 36 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 4.35%, 4/15/29 (a)(b)	1,100
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	1,459
686,000	FOCUS Brands Funding LLC 144A, 3.86%, 4/30/47 (b)	693
144,722	GE-WMC Asset-Backed Pass-Through Certificates Series 2005-2, (1 mo. LIBOR USD + 0.250%), 2.73%, 12/25/35 (a)	145
400,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 2/22/36 (a)(b)	402
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 2/22/36 (a)(b)	503
800,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 4.02%, 9/15/28 (a)(b)	799
350,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 4.62%, 9/15/28 (a)(b)	349
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 5.12%, 9/15/28 (a)(b)	495
1,500,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR USD + 1.950%), 4.54%, 4/17/30 (a)(b)	1,500
700,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.89%, 1/20/30 (a)(b)	697
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 4.23%, 7/25/27 (a)(b)	498
750,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.350%), 4.82%, 8/15/28 (a)(b)	755
925,794	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 3.54%, 4/21/25 (a)(b)	924
350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 4.04%, 4/21/25 (a)(b)	348
850,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 3.57%, 6/15/36 (a)(b)	853
400,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 3.82%, 6/15/36 (a)(b)	401

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 6/15/36 (a)(b)	$251
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 2.000%), 4.47%, 6/15/36 (a)(b)	253
131,507	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	139
1,000,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 3.63%, 10/20/27 (a)(b)	1,000
250,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 5.44%, 4/19/30 (a)(b)	245
1,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.62%, 6/15/28 (a)(b)	1,000
250,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 4.02%, 6/15/28 (a)(b)	250
750,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 3.39%, 10/20/26 (a)(b)	747
700,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 4.18%, 4/30/27 (a)(b)	697
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 5.58%, 4/30/27 (a)(b)	444
700,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 5.58%, 7/30/27 (a)(b)	692
597,000	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	609
1,250,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 3.69%, 12/20/28 (a)(b)	1,247
1,000,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 3.51%, 10/20/27 (a)(b)	998
1,246,875	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	1,283
400,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 3.47%, 10/15/27 (a)(b)	399
200,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 4.77%, 11/15/37 (a)(b)	202
900,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 3.48%, 4/15/27 (a)(b)	894
500,000	Voya CLO 2019-1 Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.94%, 4/15/29 (a)(b)	501
800,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	816
550,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	569
Total Asset Backed (Cost - $41,349)		41,175

Bank Loans(f) (6%)
312,900	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 10/06/23	314
130,000	American Airlines Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.47%, 12/14/23	129
932,663	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 3/11/25	933

Principal or Shares	Security Description	Value (000)

691,508	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.35%, 6/01/24	$689
724,889	Berry Global Inc. Term Loan T 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 1/06/21	725
218,875	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.24%, 8/17/23	220
696,373	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.23%, 3/01/24	697
1,283,750	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.49%, 4/30/25	1,288
469,561	Crown Americas LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 4/03/25	473
681,558	HCA Inc. Term Loan B11 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 3/18/23	684
681,558	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 4/03/25	682
532,284	Live Nation Entertainment Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 4.25%, 10/31/23	533
369,075	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.73%, 8/29/25	371
624,509	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 2/22/24	624
373,120	SBA Senior Finance II LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 4.49%, 4/11/25	372
691,463	Vistra Operations Co. LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 4.48%, 8/04/23	693
690,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 4.61%, 11/01/23	690
686,550	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 4.23%, 5/30/25	687
Total Bank Loans (Cost - $10,642)		10,804

Commercial Paper (3%)
2,000,000	Ameren Corporation, 2.71%, 5/03/19 (g)	1,999
2,000,000	Public SVC Enterprise GP, 0.00%, 5/20/19 (g)	1,997
2,000,000	WEC Energy Group Inc., 2.76%, 5/01/19 (g)	2,000
Total Commercial Paper (Cost - $5,997)		5,996

Corporate Bond (19%)
750,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	768
575,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (b)	611
780,000	Ally Financial Inc., 4.25%, 4/15/21	793
400,000	Anheuser-Busch InBev Worldwide Inc., 4.15%, 1/23/25	418
650,000	Antero Resources Corp., 5.00%, 3/01/25 (h)	640
150,000	Aqua America Inc., 4.28%, 5/01/49	150
750,000	Ares Capital Corp., 3.50%, 2/10/23	743

Semi-Annual Report    4

          Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

730,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	$750
450,000	Avolon Holdings Funding Ltd. 144A, 4.38%, 5/01/26 (b)	448
590,000	Bank of America Corp., (3 mo. LIBOR USD + 1.160%), 3.12%, 1/20/23 (a)	592
950,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%), 4.61%, 2/15/23 (a)	974
550,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	548
305,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	324
125,000	Celanese U.S. Holdings LLC, 3.50%, 5/08/24	126
120,000	Centene Corp., 4.75%, 5/15/22	123
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	521
170,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	184
395,000	Cigna Corp. 144A, 3.40%, 9/17/21 (b)(h)	399
275,000	Cigna Corp. 144A, 3.75%, 7/15/23 (b)	280
400,000	CIT Group Inc., 4.75%, 2/16/24	413
600,000	Citigroup Inc., 2.90%, 12/08/21	601
310,000	Covanta Holding Corp., 5.88%, 3/01/24	320
450,000	CVS Health Corp., 3.70%, 3/09/23	457
710,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	727
450,000	Dollar Tree Inc., 3.70%, 5/15/23	458
250,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(c)	292
310,000	Encompass Health Corp., 5.75%, 11/01/24	315
450,000	Energy Transfer Operating LP, 5.20%, 2/01/22	473
670,000	EQM Midstream Partners LP, 4.75%, 7/15/23	683
250,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	291
377,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	386
350,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	341
500,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	503
155,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 3.91%, 6/30/22 (a)	155
300,000	Glencore Funding LLC 144A, 4.13%, 3/12/24 (b)	304
950,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	967
315,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23 (h)	321
300,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.055%), 3.26%, 3/13/23 (a)	302
310,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22	314
350,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	364
300,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (b)	322
475,000	ING Groep NV, 4.10%, 10/02/23	491
435,000	International Lease Finance Corp., 4.63%, 4/15/21	447
335,000	Iron Mountain Inc., 5.75%, 8/15/24	338
310,000	iStar Inc., 6.50%, 7/01/21	317

Principal or Shares	Security Description	Value (000)

185,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(c)	$217
700,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (a)	726
565,000	Kinder Morgan Inc. 144A, 5.00%, 2/15/21 (b)	584
465,000	Level 3 Financing Inc., 5.13%, 5/01/23	472
600,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%), 2.91%, 11/07/23 (a)	590
680,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	675
345,000	Microchip Technology Inc. 144A, 3.92%, 6/01/21 (b)	350
200,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	203
300,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (b)	307
310,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	318
1,100,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	1,130
455,000	ONEOK Inc., 4.25%, 2/01/22	468
500,000	Pertamina Persero PT, 5.25%, 5/23/21 (d)	519
350,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.762%), 4.27%, 3/22/25 (a)	357
750,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	823
300,000	Santander Holdings USA Inc., 4.45%, 12/03/21	310
300,000	Saudi Arabian Oil Co. 144A, 2.88%, 4/16/24 (b)	296
320,000	SBA Communications Corp., 4.00%, 10/01/22	323
300,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	301
320,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (b)	329
880,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	865
262,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	262
455,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	464
150,000	Synchrony Financial, 4.38%, 3/19/24	153
550,000	Takeda Pharmaceutical Co. Ltd. 144A, 0.38%, 11/21/20 EUR (b)(c)	617
400,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.13%, 11/21/22 EUR (b)(c)	464
350,000	Takeda Pharmaceutical Co. Ltd. 144A, 4.00%, 11/26/21 (b)	359
150,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	148
350,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	409
200,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25 EUR (c)	237
150,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	150
920,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	884
320,000	United Continental Holdings Inc., 4.25%, 10/01/22	323
260,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	263

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

700,000	Ventas Realty LP, 3.50%, 4/15/24	$711
400,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (b)	406
Total Corporate Bond (Cost - $35,888)		36,307

Foreign Government (8%)
1,500,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)(h)	1,555
350,000	Egypt Government International Bond 144A, 4.75%, 4/11/25 EUR (b)(c)	392
500,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (b)	496
250,000	Egypt Government International Bond 144A, 5.75%, 4/29/20 (b)	254
350,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	355
250,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (b)(c)	277
457,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)	458
1,020,000	Georgia Government International Bond, 6.88%, 4/12/21 (d)	1,082
500,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (b)	526
200,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (b)	203
381,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	401
300,000	Guatemala Government Bond, 5.75%, 6/06/22 (d)	316
870,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	930
700,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (b)(c)	815
1,030,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	1,032
510,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (b)	563
200,000	Morocco Government International Bond 144A, 4.25%, 12/11/22 (b)	205
600,000	Nigeria Government International Bond, 6.75%, 1/28/21 (d)	620
250,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	251
500,000	Qatar Government International Bond 144A, 3.38%, 3/14/24 (b)	507
500,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	513
1,100,000	Republic of South Africa Government International Bond, 5.50%, 3/09/20	1,118
308,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	334
860,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	868
850,000	Ukraine Government International Bond, 7.75%, 9/01/19 (d)	855
Total Foreign Government (Cost - $14,868)		14,926

Principal or Shares	Security Description	Value (000)
Mortgage Backed (36%)
321,339	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	$272
167,656	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	142
319,771	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	273
2,157,564	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	1,603
215,112	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	179
1,403,066	American Home Mortgage Assets Trust 2007-2, (1 mo. LIBOR USD + 0.125%), 2.60%, 3/25/47 (a)	1,294
199,681	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 3.88%, 11/14/35 (a)(b)	199
374,943	Banc of America Funding 2005-H Trust, 4.39%, 11/20/35 (e)	335
8,323,388	BANK 2018-BNK13, 0.67%, 8/15/61 (e)	290
397,285	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 0.950%), 3.42%, 8/15/35 (a)(b)	398
300,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 1.400%), 3.87%, 8/15/35 (a)(b)	301
16,324,692	BENCHMARK 2018-B4, 0.69%, 7/15/51 (e)	597
1,020,000	Caesars Palace Las Vegas Trust 2017-VICI 144A, 4.50%, 10/15/34 (b)(e)	1,034
1,000,000	CGDBB Commercial Mortgage Trust 2017-BIOC 144A, (1 mo. LIBOR USD + 2.150%), 4.62%, 7/15/32 (a)(b)	1,001
477,002	Chase Mortgage Finance Corp., 6.00%, 5/25/37	341
115,514	CHL Mortgage Pass-Through Trust 2005-18, 5.50%, 10/25/35	98
765,221	CHL Mortgage Pass-Through Trust 2006-HYB1, 4.07%, 3/20/36 (e)	721
596,566	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.99%, 2/25/47 (e)	539
300,000	Citigroup Commercial Mortgage Trust 2019-SST2 144A, (1 mo. LIBOR USD + 1.300%), 3.77%, 12/15/36 (a)(b)	300
400,000	Citigroup Commercial Mortgage Trust 2019-SST2 144A, (1 mo. LIBOR USD + 1.600%), 4.07%, 12/15/36 (a)(b)	402
390,987	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 7/25/31 (a)(b)	392
600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 4.93%, 7/25/31 (a)(b)	612
500,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 6.83%, 7/25/31 (a)(b)	516
1,000,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 6.63%, 8/25/31 (a)(b)	1,038
550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 6.58%, 9/25/31 (a)(b)	568

Semi-Annual Report    6

          Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

1,061,930	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	$881
643,581	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	534
750,000	CSMC Trust 2017-MOON 144A, 3.30%, 7/10/34 (b)(e)	730
761,332	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.000%), 6.48%, 5/25/25 (a)	820
1,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 6.73%, 1/25/29 (a)	1,157
510,901	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.550%), 7.03%, 2/25/25 (a)	550
357,402	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%), 7.48%, 7/25/25 (a)	394
558,208	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 4.47%, 9/25/36 (e)	517
1,075,051	Flagstar Mortgage Trust 2018-1 144A, 3.50%, 3/25/48 (b)(e)	1,076
900,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 4.78%, 10/25/48 (a)(b)	905
600,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 5.13%, 1/25/49 (a)(b)	619
2,000,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 4.93%, 3/25/49 (a)(b)	2,034
500,000	Freddie Mac Stacr Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 4.83%, 2/25/49 (a)(b)	509
700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(e)	663
452,148	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(e)	455
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 4.78%, 9/25/30 (a)	1,010
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 7.08%, 12/25/42 (a)	1,355
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.700%), 7.18%, 3/25/28 (a)	561
1,450,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(e)	1,434
400,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.49%, 12/15/34 (b)(e)	397
842,692	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 2.83%, 3/25/35 (a)(b)	795
271,416	HarborView Mortgage Loan Trust 2004-10, 4.24%, 1/19/35 (e)	271
68,090	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 3.34%, 8/25/29 (a)	66
190,061	IndyMac Index Mortgage Loan Trust 2005-AR13, 4.05%, 8/25/35 (e)	174

Principal or Shares	Security Description	Value (000)

450,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%), 5.57%, 1/15/33 (a)(b)	$449
4,619	JP Morgan Alternative Loan Trust, (1 mo. LIBOR USD + 0.170%), 2.65%, 8/25/36 (a)	5
1,400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-BCON 144A, 3.88%, 1/05/31 (b)(e)	1,385
430,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 1.160%), 3.63%, 6/15/35 (a)(b)	430
108,315	JP Morgan Mortgage Trust, 6.00%, 7/25/36	94
453,964	JP Morgan Mortgage Trust, 6.00%, 6/25/37	349
268,210	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(e)	269
2,285,377	JP Morgan Mortgage Trust 2017-5 144A, 3.18%, 10/26/48 (b)(e)	2,290
570,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32 (b)(e)	564
86,137	MLCC Mortgage Investors Inc., 4.35%, 2/25/36 (e)	87
3,985,309	Morgan Stanley Capital I Trust 2018-H3, 1.00%, 7/15/51 (e)	233
613,167	Morgan Stanley Mortgage Loan Trust, 3.84%, 1/25/35 (e)	601
770,546	New Residential Mortgage Loan Trust 2014-3 144A, 5.66%, 11/25/54 (b)(e)	827
1,070,929	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%), 3.98%, 6/25/57 (a)(b)	1,097
450,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 3.92%, 4/14/36 (a)(b)	450
88,165	Prime Mortgage Trust, 5.00%, 10/25/35	86
1,102,196	RALI Series 2005-QA7 Trust, 4.44%, 7/25/35 (e)	1,031
1,111,834	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	1,061
115,741	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	108
511,371	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	480
998,151	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	916
390,870	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	320
1,427,949	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.66%, 8/20/56 GBP (a)(b)(c)	1,864
500,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 4.58%, 9/25/48 (a)(b)	499
2,601,860	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 4.13%, 4/25/43 (a)(b)	2,622
1,400,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 6.23%, 4/25/43 (a)(b)	1,451
995,268	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 14.23%, 4/25/43 (a)(b)	1,131
507,605	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 0.850%), 3.33%, 2/25/47 (a)(b)	508
550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 3.73%, 2/25/47 (a)(b)	552
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 4.88%, 2/25/47 (a)(b)	1,960

7   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

700,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.98%, 2/25/47 (a)(b)	$766
220,347	Structured Adjustable Rate Mortgage Loan Trust, 4.18%, 12/25/35 (e)	183
22,960	Structured Adjustable Rate Mortgage Loan Trust, 4.26%, 8/25/34 (e)	23
200,129	Structured Adjustable Rate Mortgage Loan Trust, 4.60%, 8/25/34 (e)	199
2,685,970	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%), 2.69%, 8/25/36 (a)	2,514
991,321	Structured Asset Mortgage Investments Inc., (1 mo. LIBOR USD + 0.310%), 2.79%, 12/25/35 (a)	967
697,606	Structured Asset Mortgage Investments Inc., (1 mo. LIBOR USD + 0.700%), 3.19%, 1/19/34 (a)	686
310,106	Structured Asset Mortgage Investments Inc., 4.09%, 5/25/36 (e)	193
1,246	Structured Asset Mortgage Investments Trust 2003-C1, 2.67%, 7/25/32 (e)	1
463,105	Vendee Mortgage Trust IO, 3.75%, 12/15/33	12
600,000	VMC Finance 2018-FL2 LLC 144A, (1 mo. LIBOR USD + 0.920%), 3.39%, 10/15/35 (a)(b)	602
121,492	WaMu Mortgage Pass-Through Certificates, (12 mo. Federal Reserve Cumulative Average USD + 0.940%), 3.34%, 5/25/46 (a)	123
272,383	WaMu Mortgage Pass-Through Certificates, 3.45%, 10/25/36 (e)	256
716,823	WaMu Mortgage Pass-Through Certificates, 3.58%, 7/25/37 (e)	652
472,031	WaMu Mortgage Pass-Through Certificates, 3.63%, 9/25/36 (e)	424
407,298	WaMu Mortgage Pass-Through Certificates, 3.87%, 2/25/37 (e)	392
472,000	WaMu Mortgage Pass-Through Certificates, 3.90%, 10/25/36 (e)	461
1,201,182	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, (1 mo. LIBOR USD + 0.320%), 2.80%, 8/25/45 (a)	1,201
887,189	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.86%, 9/25/36 (e)	851
417,184	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%), 2.42%, 1/25/47 (a)	411
1,690,712	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.87%, 2/25/37 (e)	1,671
400,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.650%), 4.12%, 12/15/34 (a)(b)	400
10,756,199	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.11%, 8/15/51 (e)	655
Total Mortgage Backed (Cost - $67,524)		68,714

U.S. Treasury (0%)
200,000	U.S. Treasury Note, 2.50%, 6/30/20 (i)(j)	200
500,000	U.S. Treasury Note, 2.63%, 8/31/20 (i)(j)	502
Total U.S. Treasury (Cost - $698)		702

Principal or Shares	Security Description	Value (000)

Stocks (5%)
Common Stock (4%)
3,700	Amgen Inc.	$663
23,700	Bank of America Corp.	725
9,000	Cisco Systems Inc.	504
3,000	Costco Wholesale Corp.	737
13,800	Delta Air Lines Inc.	804
5,000	International Business Machines Corp.	701
6,600	JPMorgan Chase & Co.	766
2,400	Lockheed Martin Corp.	800
6,000	Microsoft Corp.	784
6,000	PepsiCo Inc.	768
16,700	Pfizer Inc.	678
		7,930

Master Limited Partnership (1%)
24,400	Enterprise Products Partners LP	699
11,500	Magellan Midstream Partners LP	713
		1,412
Total Stocks (Cost - $8,689)		9,342

Investment Company (4%)
6,846,580	Payden Cash Reserves Money Market Fund * (Cost - $6,847)	6,847

Purchase Options (0%)
Total Purchased Options (Cost - $47)		36

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $351)		929

Total Investments, Before Options Written (Cost - $192,900) (102%)		195,778

Written Swaptions (0%)
Total Written Swaptions (Cost - $(298))		(877)

Total Investments (Cost - $192,602) (102%)		194,901
Liabilities in excess of Other Assets (-2%)		(3,882)

Net Assets (100%)		$191,019

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(f)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)	Yield to maturity at time of purchase.
(h)

All or a portion of these securities are on loan. At April 30, 2019, the total market value of the Fund’s securities on loan is $2,820 and the total market value of the collateral held by the Fund is $2,944. Amount in 000s.

(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.

Semi-Annual Report    8

          Portfolio Highlights & Investments continued

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
S & P 500 Index	146	$43,009	2475.00	05/17/2019	$ 9	Put
S & P 500 Index	167	49,195	2500.00	05/31/2019	27	Put

Total Purchase Options		$92,204			$36

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15%	Barclays Bank PLC	$61,400	06/26/2020	$572	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975%	Barclays Bank PLC	26,800	09/27/2019	357	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$929

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15%	Barclays Bank PLC	$61,400	06/26/2019	$(563)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90%	Barclays Bank PLC	11,200	09/27/2019	(314)	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(877)

9   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,979	NOK 16,835	Barclays Bank PLC	06/13/2019	$25
USD 1,963	SEK 18,165	Barclays Bank PLC	06/13/2019	43
USD 9,123	EUR 8,094	Citibank, N.A.	05/08/2019	38
USD 2,526	GBP 1,915	HSBC Bank USA, N.A.	05/08/2019	28
USD 1,937	NOK 16,418	HSBC Bank USA, N.A.	05/16/2019	32
USD 1,925	CAD 2,531	HSBC Bank USA, N.A.	05/16/2019	35

				201

Liabilities:
CAD 2,531	USD 1,892	HSBC Bank USA, N.A.	05/16/2019	(3)
NOK 16,835	USD 1,959	Barclays Bank PLC	06/13/2019	(4)
NOK 16,418	USD 1,929	HSBC Bank USA, N.A.	05/16/2019	(25)
SEK 18,165	USD 1,955	Barclays Bank PLC	06/13/2019	(35)

				(67)

Net Unrealized Appreciation (Depreciation)				$134

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	313	Dec-19	$10	$(63)	$(63)
AUD 3-Year Bond Future	108	Jun-19	8,674	47	47
U.S. Treasury 2-Year Note Future	155	Jun-19	33,016	105	105
U.S. Treasury 5-Year Note Future	21	Jun-19	2,428	(13)	(13)

					76

Short Contracts:
3-Month GBP LIBOR Option Future	313	Dec-19	(1)	18	18

Total Futures					$94

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
Pay Fixed 2.792% Semi-Annually, Receive variable Quarterly, 3-Month USD LIBOR	01/08/2031	$5,728	$(110)	$—	$(110)
Pay Variable Quarterly, 3-Month USD LIBOR, Receive Fixed 2.467% Semi-Annually	01/08/2023	26,089	127	—	127

			$17	$—	$17

Semi-Annual Report    10

          Portfolio Highlights & Investments continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,820
Non-cash Collateral[2]	(2,820)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

11   Payden Mutual Funds

Statement of Assets & Liabilities

April 30, 2019 (unaudited)

Numbers in 000s

ASSETS:
Investments, at value *	$188,931
Affiliated investments, at value **	6,847
Foreign cash ***	733
Cash	33
Receivable for:
Interest and dividends	911
Investments sold	197
Fund shares sold	34
Futures	24
Forward currency contracts	201
Variation margin on centrally cleared contracts	2
Other assets	60
Total Assets	197,973
LIABILITIES:
Payable for:
Forward currency contracts	67
Investments purchased	2,711
Fund shares redeemed	3
Options written ****	877
Liability for securities on loan (Note 2)	2,944
Accrued expenses:
Investment advisory fees (Note 3)	188
Administration fees (Note 3)	24
Distribution fees (Note 3)	42
Trustee fees and expenses	6
Other liabilities	92
Total Liabilities	6,954
NET ASSETS	$191,019

NET ASSETS:
Paid in capital	$193,280
Total distributable earnings	(2,261)

NET ASSETS	$191,019
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$7,148
Shares Outstanding	673
Net Asset Value Per Share	$10.62

SI Class
Net Assets	$126,274
Shares Outstanding	11,971
Net Asset Value Per Share	$10.55

Adviser Class
Net Assets	$20,379
Shares Outstanding	1,975
Net Asset Value Per Share	$10.32

Retirement Class
Net Assets	$37,218
Shares Outstanding	3,782
Net Asset Value Per Share	$9.84

* Investments, at cost	$186,053
** Affiliated investments, at cost	6,847
*** Foreign cash, at cost	735
**** Options written, at cost	(298)

See notes to financial statements.

Semi-Annual Report    12

Statement of Operations

Period ended April 30, 2019 (unaudited)

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$3,941
Dividend income	154
Dividend income from affiliated investment (Note 2)	40
Income from securities lending	3
Investment Income	4,138
EXPENSES:
Investment advisory fees (Note 3)	1,064
Administration fees (Note 3)	145
Shareholder servicing fees	9
Distribution fees (Note 3)	129
Custodian fees	16
Transfer agent fees	28
Trustee fees and expenses	10
Printing and mailing costs	11
Loan commitment fees	2
Legal fees	2
Pricing fees	13
Fund accounting fees	36
Audit fees	21
Gross Expenses	1,486
Expense subsidy (Note 3)	(159)
Net Expenses	1,327
Net Investment Income	2,811
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	183
Foreign currency transactions	(134)
Forward foreign exchange contracts	335
Futures contracts	16
Swap contracts	17
Change in net unrealized appreciation (depreciation) from:
Investments	2,924
Translation of assets and liabilities in foreign currencies	2
Forward foreign exchange contracts	(103)
Futures contracts	91
Written option contracts	(678)
Swap contracts	23
Net Realized and Unrealized Losses	2,676
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,487

See notes to financial statements.

13   Payden Mutual Funds

Statement of Change in Net Assets

For the Period ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

Numbers in 000s

	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,811	$5,236
Net realized gains (losses) on investments	417	2,220
Change in net unrealized (depreciation)	2,259	(4,003)
Change in Net Assets Resulting from Operations	5,487	3,453
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(219)	(440)
SI Class	(3,904)	(2,824)
Adviser Class	(793)	(1,171)
Retirement Class	(1,260)	(901)
Change in Net Assets from Distributions to Shareholders	(6,176)	(5,336)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
SI Class	14,285	31,919
Adviser Class	2,409	4,664
Retirement Class	2,342	11,256
Reinvestment of distributions:
Institutional Class	220	440
SI Class	3,880	2,810
Adviser Class	789	1,169
Retirement Class	1,260	901
Cost of fund shares redeemed:
Institutional Class	—	(11,202)
SI Class	(14,374)	(33,627)
Adviser Class	(16,221)	(19,919)
Retirement Class	(5,503)	(11,460)
Change in Net Assets from Capital Transactions	(10,913)	(23,049)
Total Change in Net Assets	(11,602)	(24,932)
NET ASSETS:
Beginning of period	202,621	227,553
End of period	$191,019	$202,621
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	651	1,663
Shares issued in reinvestment of distributions	22	42
Shares redeemed	—	(1,054)
Change in shares outstanding	22	(1,012)
Outstanding shares at end of period	673	651
SI Class:
Outstanding shares at beginning of period	11,610	11,500
Shares sold	1,365	3,032
Shares issued in reinvestment of distributions	382	270
Shares redeemed	(1,386)	(3,192)
Change in shares outstanding.	361	110
Outstanding shares at end of period	11,971	11,610
Adviser Class:
Outstanding shares at beginning of period	3,242	4,608
Shares sold	235	453
Shares issued in reinvestment of distributions	79	114
Shares redeemed	(1,581)	(1,933)
Change in shares outstanding	(1,267)	(1,366)
Outstanding shares at end of period	1,975	3,242
Retirement Class:
Outstanding shares at beginning of period	3,971	3,894
Shares sold	242	1,138
Shares issued in reinvestment of distributions	133	92
Shares redeemed	(564)	(1,153)
Change in shares outstanding	(189)	77
Outstanding shares at end of period	3,782	3,971
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$67,822	$187,698
Sale of investments (excluding government)	74,250	222,655
Purchase of government securities	17,843	82,355
Sale of government securities	21,147	86,798

See notes to financial statements.

Semi-Annual Report    14

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

15   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

Semi-Annual Report    16

Notes to Financial Statements Continued

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

17   Payden Mutual Funds

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the

Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2019 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Equity[1]	$36	—
Interest rate[1,2,3]	1,226	$(1,063)
Foreign currency[4,5]	201	(67)

Total	$1,463	$(1,130)

1	Includes options purchased at value as reported in the Schedule of Investments.

2

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

3	Payable for options written.

4	Receivable for forward currency contracts.

5	Payable for forward currency contracts.

Semi-Annual Report    18

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2019

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$12	$12
Equity	—	—	$(98)	—	(98)
Foreign exchange	—	$335	—	—	335
Interest rate	$16	—	—	5	21

Total	$16	$335	$(98)	$17	$270

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2019

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Foreign Exchange Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$6	$6
Equity	—	—	$(11)	—	(11)
Foreign exchange	—	$(103)	—	—	(103)
Interest rate	$91	—	(26)	17	82

Total	$91	$(103)	$(37)	$23	$(26)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2019, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
7%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties

19   Payden Mutual Funds

to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At April 30, 2019, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Centrally Cleared Swaps	$2	$—
Futures Contracts	24	—
Purchased Options[1]	36	—
Purchased Swaptions[1]	929	—
Written Swaptions	—	877
Forward Currency Contracts	201	67

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,192	944

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(100)	—

Total derivative assets and liabilities subject to MNA	$1,092	$944

1Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2019 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$997	$(916)	—	—	$81
HSBC Bank USA, N.A.	95	(28)	—	—	67

Total	$1,092	$(944)	—	—	$148

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$916	$(916)	—	—	—
HSBC Bank USA, N.A.	28	(28)	—	—	—

Total	$944	$(944)	—	—	—

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report    20

Notes to Financial Statements continued

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2019, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2019, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

21   Payden Mutual Funds

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2018	Purchases	Sales	Dividends	Value April 30, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
$5,138,674	$57,763,602	$56,055,696	$39,821	$6,846,580	—	—

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended April 30, 2019.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the

Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2019 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $971,230 ($399,456 for 2017, $413,006 for 2018 and $158,768 for 2019) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Semi-Annual Report    22

Notes to Financial Statements continued

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Asset Backed	—	—	$41,175	—	—	—	$41,175
Bank Loans	—	—	10,804	—	—	—	10,804
Commercial Paper	—	—	5,996	—	—	—	5,996
Corporate Bond	—	—	36,307	—	—	—	36,307
Foreign Government	—	—	14,926	—	—	—	14,926
Mortgage Backed	—	—	68,714	—	—	—	68,714
U.S. Treasury	—	—	702	—	—	—	702
Options Purchased	$ 36	—	—	—	—	—	36
Swaptions Purchased	—	—	929	—	—	—	929
Common Stock	7,930	—	—	—	—	—	7,930
Master Limited Partnership	1,412	—	—	—	—	—	1,412
Investment Company	6,847	—	—	—	—	—	6,847

	Other Financial Instruments[1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Forward currency contracts	—	—	$201	$ (67)	—	—	$ 134
Futures	$170	$(76)	—	—	—	—	94
Swaps	—	—	127	(110)	—	—	17
Swaptions Written	—	—	—	(877)	—	—	(877)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and swaptions written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

23   Payden Mutual Funds

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

As of October 31, 2018, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$6,263	$6,755

* Post-enactment carryforward losses.

At April 30, 2019, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments
$192,619	$4,507	$(1,981)	$2,526

  6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semi-Annual Report    24

Financial Highlights

For the share outstanding for the periods ended April 30, 2019 (Unaudited) and October 31st

	Institutional Class
	2019		2018	2017	2016
Net asset value — beginning of period	$10.64		$10.69	$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.17	(1)	0.30 (1)	0.25	0.15
Net realized and unrealized gains (losses)	0.15		(0.08)	0.07	0.07

Total from investment activities	0.32		0.22	0.32	0.22

Distributions to shareholders:
From net investment income	(0.34)		(0.27)	(0.18)	—

Net asset value — end of period	$10.62		$10.64	$10.69	$10.55

Total return	3.10	%(2)	2.06%	3.09%	2.13	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$7,148		$6,930	$17,780	$10,259
Ratio of gross expense to average net assets	1.40	%(3)	1.42%	1.41%	1.43	%(3)
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	2.88	%(3)	2.37%	2.10%	2.90	%(3)
Ratio of net investment income to average net assets	3.33	%(3)	2.84%	2.55%	3.38	%(3)
Portfolio turnover rate	45	%(2)	130%	116%	55	%(2)
The class commenced operations on June 1, 2016.
	SI Class
	2019		2018	2017	2016		2015
Net asset value — beginning of period	$10.58		$10.65	$10.54	$10.48		$10.63

Income (loss) from investment activities:
Net investment income	0.16	(1)	0.27 (1)	0.23	0.25		0.19
Net realized and unrealized gains (losses)	0.14		(0.08)	0.06	0.01		(0.16)

Total from investment activities	0.30		0.19	0.29	0.26		0.03

Distributions to shareholders:
From net investment income	(0.33)		(0.26)	(0.18)	(0.20)		(0.18)

Net asset value — end of period	$10.55		$10.58	$10.65	$10.54		$10.48

Total return	2.98	%(2)	1.82%	2.76%	2.58%		0.29%

Ratios/supplemental data:
Net assets, end of period (000s)	$126,274		$122,782	$122,500	$111,517		$107,903
Ratio of gross expense to average net assets	1.41	%(3)	1.42%	1.42%	1.43%		1.46%
Ratio of net expense to average net assets	1.25	%(3)	1.25%	1.25%	1.25%		1.25%
Ratio of investment income less gross expenses to average net assets	2.88	%(3)	2.41%	2.09%	2.23%		2.00%
Ratio of net investment income to average net assets	3.03	%(3)	2.58%	2.25%	2.42%		2.21%
Portfolio turnover rate	45	%(2)	130%	116%	55%		85%

The class commenced operations on September 22, 2008.

(1) Based on average shares outstanding.

(2) Not annualized.

(3) Annualized.

25   Payden Mutual Funds

	Adviser Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$10.36		$10.46	$10.37	$10.34	$10.51

Income (loss) from investment activities:
Net investment income	0.14	(1)	0.24 (1)	0.22	0.25	0.19
Net realized and unrealized gains (losses)	0.14		(0.08)	0.04	(0.02)	(0.19)

Total from investment activities	0.28		0.16	0.26	0.23	—

Distributions to shareholders:
From net investment income	(0.32)		(0.26)	(0.17)	(0.20)	(0.17)

Net asset value — end of period	$10.32		$10.36	$10.46	$10.37	$10.34

Total return	2.85	%(2)	1.53%	2.56%	2.28%	0.05%

Ratios/supplemental data:
Net assets, end of period (000s)	$20,379		$33,571	$48,190	$53,687	$60,661
Ratio of gross expense to average net assets	1.66	%(3)	1.67%	1.67%	1.68%	1.71%
Ratio of net expense to average net assets	1.50	%(3)	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	2.62	%(3)	2.13%	1.84%	1.98%	1.75%
Ratio of net investment income to average net assets	2.77	%(3)	2.30%	2.00%	2.17%	1.96%
Portfolio turnover rate	45	%(2)	130%	116%	55%	85%

The class commenced operations on September 22, 2008.

	Retirement Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.91		$10.04	$9.98	$9.98	$10.17

Income (loss) from investment activities:
Net investment income	0.12	(1)	0.21 (1)	0.18	0.20	0.17
Net realized and unrealized gains (losses)	0.14		(0.09)	0.05	—	(0.19)

Total from investment activities	0.26		0.12	0.23	0.20	(0.02)

Distributions to shareholders:
From net investment income	(0.33)		(0.25)	(0.17)	(0.20)	(0.17)

Net asset value — end of period	$9.84		$9.91	$10.04	$9.98	$9.98

Total return	2.70	%(2)	1.24%	2.33%	2.03%	(0.19)%

Ratios/supplemental data:
Net assets, end of period (000s)	$37,218		$39,338	$39,083	$35,772	$27,001
Ratio of gross expense to average net assets	1.90	%(3)	1.92%	1.91%	1.93%	1.96%
Ratio of net expense to average net assets	1.75	%(3)	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	2.38	%(3)	1.91%	1.59%	1.74%	1.51%
Ratio of net investment income to average net assets	2.53	%(3)	2.08%	1.75%	1.92%	1.72%
Portfolio turnover rate	45	%(2)	130%	116%	55%	85%

The class commenced operations on April 6, 2009.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

    26

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended April 30, 2019. It uses the Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2019 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2018	Value April 30, 2019	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,031.00	3.10%	0.95%	$4.78
Hypothetical	1,000.00	1,020.08	2.01%	0.95%	4.76
SI Class
Actual	$1,000.00	$1,029.80	2.98%	1.25%	$6.29
Hypothetical	1,000.00	1,018.60	1.86%	1.25%	6.26
Adviser Class
Actual	$1,000.00	$1,028.50	2.85%	1.50%	$7.54
Hypothetical	1,000.00	1,017.36	1.74%	1.50%	7.50
Retirement Class
Actual	$1,000.00	$1,027.00	2.70%	1.75%	$8.80
Hypothetical	1,000.00	1,016.12	1.61%	1.75%	8.75

27   Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	72	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	75	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	78	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	70	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Rockwell Collins
Dennis C. Poulsen	77	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	80	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	88	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	58	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
James P. Sarni	59	Interested Trustee	2017	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report    28

Payden/Kravitz Cash Balance Fund Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX) Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX) Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX) Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX) Paydenfunds 333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)
Date: June 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)
Date: June 24, 2019

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)
Date: June 24, 2019

* Print the name and title of each signing officer under his or her signature.